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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

Item 1 – Reports to Shareholders

2007 Annual Report

Janus Growth Funds

Growth

Janus Fund

Janus Enterprise Fund

Janus Orion Fund

Janus Research Fund

Janus Triton Fund

Janus Twenty Fund

Janus Venture Fund

Specialty Growth

Janus Global Life Sciences Fund

Janus Global Technology Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Growth Funds

Co-Chief Investment Officers' Letter to Shareholders	1

Useful Information About Your Fund Report	4

Management Commentaries and Schedules of Investments

Janus Fund	5

Janus Enterprise Fund	14

Janus Orion Fund	22

Janus Research Fund	30

Janus Triton Fund	38

Janus Twenty Fund	46

Janus Venture Fund	53

Janus Global Life Sciences Fund	61

Janus Global Technology Fund	68

Statements of Assets and Liabilities	76

Statements of Operations	78

Statements of Changes in Net Assets	80

Financial Highlights	84

Notes to Schedules of Investments	89

Notes to Financial Statements	93

Report of Independent Registered Public Accounting Firm	106

Additional Information	107

Explanations of Charts, Tables and Financial Statements	108

Designation Requirements	111

Trustees and Officers	112

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co–Chief Investment Officers' Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholders,

We would like to thank you for your investment in the Janus funds. Your support is what drives us in our quest to deliver strong, consistent fund performance.

Major Market Themes

Equity markets around the world performed strongly over the 12 months ended October 31, 2007, with many indices finishing close to record highs amid continued expansion in the global economy and investor optimism that monetary easing by the Federal Reserve (Fed) late in the period might help the U.S. economy avert a recession. While solid earnings growth and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, weakness in the U.S. housing market in July and August spilled over into fixed income markets and began to rattle investors. Volatility rose as the subprime-related turmoil in the credit markets added to growing uncertainty surrounding U.S. economic growth and the outlook for corporate profits. Emerging equity markets were among the top performers during the period, while equities in developed countries struggled to keep pace. U.S. equity markets were led by large, growth-oriented companies, while small-cap value issues were among the laggards.

As October came to a close, the risks in the market were finely balanced with a more accommodative stance from the Fed, a healthy labor market and continued growth overseas providing support for equities while record-high energy prices, slowing U.S. earnings growth and mixed signals on the health of the U.S. consumer collectively weighed on sentiment. Continued weakness in the housing market also fueled uncertainty surrounding the U.S. economy during the time period. With stocks near record levels at the end of the period, investors appeared to believe that the U.S. economy would remain resilient in the face of these headwinds, and that the Fed would take appropriate steps to maintain stable economic growth with modest inflation.

Continued Strong Relative Performance

We are proud to report strong relative performance results for our investors. For the one-year period ended October 31, 2007, 89% of Janus' retail funds ranked within Lipper's top two quartiles based upon total returns. As well, our longer-term results delivered impressive relative returns with 77% of our retail funds achieving first- or second-quartile Lipper rankings for the three-year period and 76% ranking in Lipper's top two quartiles for the five-year period. (See complete rankings for the 1-, 5- and 10-year periods on page 3).

Investment Team Depth

This year Janus will say goodbye to several long-term portfolio managers (PMs) and when this occurs we look to our investment team's bench strength to ensure a smooth transition. We believe that since PM inception Lipper rankings are a testament to the strength and commitment of the investment team. With 89% of Janus' retail funds ranked within Lipper's top two quartiles since PM inception as of October 31, 2007, we are confident that we have the right leaders in place who will strive to deliver strong, consistent investment performance in the future. We are also hard at work to fortify the research team. This year we welcomed six additional equity research analysts bringing our total number to 37. The analyst team now collectively averages nearly nine years of investment experience. We've also developed a junior analyst program which will allow us to continue to grow and enhance our coverage of 1,300+ stocks. It's important to note that we will continue to focus on the same investment objectives and employ the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks.

Since our last letter to you, the following portfolio management changes will occur. Dan Riff and I, Jonathan Coleman, will assume management of the Janus Fund effective November 1, 2007. Brian Demain will be appointed from Assistant PM of Janus Enterprise Fund to sole PM. Effective November 7, 2007 Marc Pinto is PM of Janus Growth and Income Fund and the Research Team, led by Jim Goff will manage Janus Fundamental Equity Fund. Ron Sachs will succeed Scott Schoelzel as PM of Janus Twenty Fund upon his retirement at the end of this year. In conjunction with that change, John Eisinger will assume portfolio management responsibility for Janus Orion Fund. We believe that all of these individuals possess the skills and experience necessary to lead your Funds.

Janus Growth Funds October 31, 2007 1

Continued

Outlook

We are watching the outlook for the global economy very closely as we believe this holds the key to the pricing and valuation of risk assets. While trends suggest the world economy is becoming less dependent on the United States for growth, the health of the U.S. economy is still an important determinant. In light of the U.S. economy showing signs of resilience, the trade-weighted dollar index has declined more than 10% over the last 12 months. We believe the declines in the dollar may be foreshadowing slower relative growth in the U.S. and rising expectations of additional cuts in rates by the Fed. Thus the future path of corporate earnings demands considerable focus. The labor markets will also get increased attention going forward as any sign of a slowdown could weigh on consumer sentiment and thus consumption patterns.

In addition to labor markets, we are watching the credit markets with a close eye. Yield spreads between U.S. Treasuries and high-yield bonds have widened considerably from the historically tight levels reached in May of this year. Bond investors' appetite for below-investment grade securities and the subsequent widening of credit spreads was a clear signal of the risk aversion that existed in the markets. Away from the credit markets, dislocations in the mortgage and funding markets, preceded by the problems in the housing market, continued to garner attention. These dislocations have resulted in the Fed lowering the key Federal Funds target rate and the discount rate by 75 basis points this year through the end of the period. We view the lowering of rates and adding additional liquidity into the system as a signal that the Fed is paying close attention and will continue to add liquidity as necessary. We believe additional easings may be on the horizon. In addition, global central bankers' actions indicate to us that each bank should continue to provide liquidity when necessary, so that the financial markets around the globe continue to function, in hopes of allowing for continued economic growth.

While we are focused on numerous issues in the global economy today, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for entrusting your assets with us.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 Janus Growth Funds October 31, 2007

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 10/31/07
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION		PM SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	37	269 / 732	29	178 / 621	32	167 / 525	38	85 / 224	10	2 / 20	17	112 / 698
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	30	176 / 604	18	85 / 484	10	38 / 397	41	67 / 164	30	14 / 46	12	40 / 358
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	3	11 / 516	1	1 / 411	2	5 / 345	N/A	N/A	19	42 / 225	19	42 / 225
Janus Research Fund(1)(2) (5/93)	Large-Cap Growth Funds	5	31 / 732	5	25 / 621	2	9 / 525	3	6 / 224	3	2 / 82	3	16 / 698
Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	7	41 / 586	N/A	N/A	N/A	N/A	N/A	N/A	2	8 / 488	3	12 / 566
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	6 / 732	1	5 / 621	1	2 / 525	2	4 / 224	3	1 / 40	2	3 / 216
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	4	23 / 586	6	28 / 469	2	4 / 393	16	27 / 171	9	1 / 11	14	41 / 314
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	14	24 / 178	21	32 / 154	31	43 / 138	N/A	N/A	30	14 / 47	13	25 / 202
Janus Global Technology Fund (12/98)	Science & Technology Funds	24	64 / 274	18	44 / 248	56	127 / 226	N/A	N/A	22	16 / 74	39	103 / 269
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	11	46 / 456	11	35 / 347	43	100 / 235	4	5 / 129	4	1 / 30	5	18 / 376
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	2	10 / 865	1	1 / 667	1	2 / 492	N/A	N/A	7	20 / 311	7	20 / 311
Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	15	116 / 826	3	19 / 685	7	36 / 575	1	2 / 278	1	1 / 213	5	33 / 729
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	12	91 / 826	8	53 / 685	19	108 / 575	4	11 / 278	6	4 / 77	8	46 / 643
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	79	682 / 865	51	339 / 667	N/A	N/A	N/A	N/A	42	215 / 522	42	215 / 522
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	32	97 / 307	39	92 / 239	38	70 / 188	N/A	N/A	3	2 / 68	3	2 / 68
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	42	308 / 747	71	403 / 574	73	331 / 454	12	19 / 159	15	18 / 127	15	18 / 127
Janus Federal Tax-Exempt Fund(1) (5/93)	General Municipal Debt Funds	99	234 / 237	100	221 / 221	98	208 / 212	91	128 / 141	93	60 / 64	100	221 / 221
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	17	87 / 525	36	163 / 457	31	122 / 393	41	73 / 180	22	5 / 22	28	157 / 572
Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	66	296 / 450	50	186 / 378	88	280 / 320	20	29 / 148	8	7 / 97	47	167 / 362
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	37	87 / 236	48	94 / 196	24	35 / 148	37	30 / 81	36	9 / 24	52	138 / 266
Janus Global Opportunities Fund(1) (6/01)	Global Funds	16	64 / 408	82	255 / 311	46	121 / 263	N/A	N/A	19	39 / 211	19	39 / 211
Janus Global Research Fund(1)(4) (2/05)	Multi-Cap Growth Funds	4	15 / 408	N/A	N/A	N/A	N/A	N/A	N/A	4	12 / 329	4	12 / 329
Janus Overseas Fund(1) (5/94)	International Funds	1	2 / 1049	1	1 / 814	1	3 / 678	3	9 / 303	1	1 / 113	1	1 / 720
Janus Worldwide Fund(1) (5/91)	Global Funds	34	137 / 408	66	204 / 311	93	244 / 263	74	85 / 115	32	5 / 15	69	209 / 304
Janus Smart Portfolio - Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	3	13 / 631	N/A	N/A	N/A	N/A	N/A	N/A	2	9 / 588	2	9 / 588
Janus Smart Portfolio - Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	2	7 / 456	N/A	N/A	N/A	N/A	N/A	N/A	2	5 / 411	2	5 / 411
Janus Smart Portfolio - Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	1	2 / 398	N/A	N/A	N/A	N/A	N/A	N/A	2	5 / 344	2	5 / 344

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Mercury Fund.

(3)Rating is for the Investor Share class only; other classes may have different performance characteristics.

(4)Formerly named Janus Research Fund.

*Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Growth Funds October 31, 2007 3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable, (and any related exchange fees); and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2007 to October 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive Janus Triton Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2008. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 Janus Growth Funds October 31, 2007

Janus Fund (unaudited)

Ticker: JANSX

Fund Snapshot

For more than 36 years, this traditional growth fund has exemplified Janus' research and stock-picking abilities.

David Corkins
portfolio manager

Overview

As I stated in the semiannual letter, I treasure these opportunities to speak directly with my fellow Janus Fund shareholders. It is a humbling responsibility to manage your assets and I am pleased to report that we have outperformed the benchmark during the one-year time period.

The Fund has performed well, despite volatility in the equity markets, especially this summer when concerns about subprime mortgages ignited a global credit crisis. For the 12-month period ended October 31, 2007, the Fund rose 23.12%, while its primary benchmark, the Russell 1000® Growth Index, rose 19.23% and its secondary benchmark, the S&P 500® Index, rose 14.56%.

Economic Summary

Equity markets worldwide turned in a very convincing performance over the 12 months ended October 31, 2007, with many indices finishing just off record highs amid continued expansion in the global economy and hope that the Federal Reserve's (Fed) interest rate cuts late in the period might help the U.S. economy avert a recession and possibly help prolong the unprecedented strength in the global economy. Earnings momentum and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, but problems in the U.S. credit markets in July and August rattled investors.

Volatility rose as the subprime-related turmoil in the credit markets brought about some uncertainty surrounding U.S. economic growth and the outlook for corporate profits, not to mention a sharp decline in M&A activity. Through all of this, emerging country stocks were among the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies as small-cap value issues were among the laggards.

Outperformance was Broad Across Many Sectors

Looking more closely at the Fund, sectors that contributed most to outperformance included industrials, information technology and select utilities holdings. Within industrials, Precision Castparts, a contributor I mentioned in the semiannual letter, continued to post gains in the second half of the Fund's fiscal year. This key supplier to Boeing and other aerospace manufacturers has benefited from Boeing's market share gains in the wide body commercial jet market. Evidence of the continued solid execution by management can be seen in the upside earnings surprise reported in the Precision Castparts' fiscal second quarter, which was driven by organic growth and margin improvement. While we trimmed the position slightly, we remain constructive on the name, given our outlook for further cost/productivity/capital improvement/share gains going forward.

Within information technology, Apple made the single largest contribution to performance for the period. We have been very pleased with the manner in which our investment thesis has played out with Apple. Simply put, our investment thesis in Apple is centered in market share gains in its core desktop and laptop computer business. We believe that the success of the iPod and iPhone are creating a "halo" effect for the company, whereby consumers have a positive experience with these products and are drawn to the Apple computer platform. As seen in its most recent quarterly results, we believe that Apple will continue to gain market share in the desktop and laptop categories over the next few years. From a business model standpoint, market share gains from the iPhone should have a positive impact on cash flow generation and returns on capital for Apple as the firm is one of the only handset makers that is able to earn a percentage of the high-margin monthly cell phone service subscription fee paid by iPhone subscribers.

In the utility sector, NRG Energy, another holding I had written about in past letters to you, continued to make a positive impact on the Fund. We were initially attracted to the company last year due to its attractive valuation, high free cash flow generation, improving returns on capital and shareholder focused management team. We believe the fundamental outlook for power generation markets has improved over the last year as power markets have tightened. I believe NRG Energy continues to be one the best-managed independent companies in a very large and predominantly regulated market.

Financials and Energy Holdings Detracted from Performance

Holdings within the financial sector detracted from performance during the time period. As mentioned, concerns about subprime exposure and the subsequent credit crunch that occurred this past summer weighed on the market toward the end of the time period. Investment banks like Merrill Lynch, UBS, and JP Morgan Chase all came under pressure as investors exited stocks with potential exposure to subprime mortgages. Indeed, recent write-downs by the likes of Merrill

Janus Growth Funds October 31, 2007 5

Janus Fund (unaudited)

Lynch and Citigroup have been larger than expected as banks are forced to mark to market, or determine the current market value, for their deteriorating mortgage portfolios.

While the Fund remains overweight the financial sector, I would note that I believe our exposure is broad within the sector, with minimal exposure to cyclical risk. Rather, we have tried to invest in a broad range of business models, ranging from credit card companies like American Express to insurance companies like Berkshire Hathaway to turnaround situations like JP Morgan Chase. The common threads among these holdings include attractive valuation, experienced management teams, strong competitive positioning and improving returns on capital.

We added compelling new stocks to the Fund during the time period. For example, we purchased InBev, the world's leading brewer by volume. We view InBev as a stable and predictable business model with global exposure run by a seasoned management team with a track record of creating value for shareholders. We were attracted to the company's growth potential, financial discipline and free cash flow generation. Other new additions to the Fund included Liberty Media Corp. – Interactive, whose main asset is QVC, which we view as predictable, cash flow generative business model with an attractive risk/reward profile. Liberty Media Corp. – Interactive's excess cash is being used to buy back stock, which adds to its potential returns profile.

We exited consumer stocks like Best Buy and BMW to reduce our exposure to consumer spending. We also sold our stake in Lowe's and Marsh & McLennan. With Lowe's we had concerns about Home Depot's strengthening of its competitive positioning and continued weakness in housing. We sold IAC/InterActiveCorp after it reached our price target and used the proceeds to add to a News Corp. position, which we believe has a more attractive risk/reward profile. We trimmed names like Boeing, EMC and Precision Castparts in order to harvest gains.

At the end of the time period we held 91 stocks in the Fund and the Fund was overweight in the financials and materials sectors as compared to the primary benchmark, while underweight in the information technology, health care and consumer discretionary sectors.

Conclusion

At present, we have a very challenging market for investors to navigate. In many ways, it reminds me a great deal of the market in the late 1990s. Stocks that have performed well in the last few years, predominantly commodity, industrials and select information technology stocks, have dramatically outperformed in 2007 while those that have been weaker, such as financials and consumer discretionary names, have strongly underperformed. Statistically, this is shown by looking at the top 20% of stocks with the highest price momentum in the year to date period as of September 30th – these stocks have outperformed the broader S&P 500® Index by over 1,400 basis points. So we have a narrowing market with rising volatility as shown by the market corrections, and quick recoveries, during March and August. We began to shift the portfolio slowly during this time period – essentially harvesting gains in some of our biggest winners such as Apple, Precision Castparts, and Boeing and adding to out-of-favor names such as Fannie Mae and Nordstrom.

It is likely early in the current correction, as I've learned that stocks can go farther or lower for longer than one might predict, but I also believe what has served our shareholders well in the long-run is a strict sell discipline as well as a diversified portfolio comprised of the best risk/reward ideas across various sectors. I have also used covered calls and puts in an effort to enhance shareholder returns. Typically, this involves selling a covered call at or above the target price of an underlying equity position to earn extra income. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Fund. Though I cannot predict the market in the next 12 months I believe that volatility will remain high. The best strategy during such times for me has been a focus on a core process of investing in attractive risk/reward securities, leveraging our fundamental research, and being patient as our investments in holdings that exhibit high free cash flow and rising returns on capital have a chance to pay off over time.

In closing, I recently announced that I will be retiring from Janus. Jonathan Coleman, Co-CIO of Janus, has assumed lead Portfolio Management responsibilities of Janus Fund. Dan Riff will serve as Co-Portfolio Manager for the Fund. It's been an honor and a privilege to invest alongside you during these many years. I am hard-pressed to find a more rewarding position where my goals, outperformance of our investments, are aligned with yours. Janus has an excellent core group of investment team members to continue to fight the good fight each day going forward and I look with eager anticipation for their efforts to reward you going forward. My family and I thank you for your support.

6 Janus Growth Funds October 31, 2007

(unaudited)

Janus Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Apple, Inc.	1.97%
Precision Castparts Corp.	1.78%
NRG Energy, Inc.	1.63%
Monsanto Co.	1.46%
EMC Corp.	1.45%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(0.50)%
Nordstrom, Inc.	(0.33)%
Akamai Technologies, Inc.	(0.29)%
Merrill Lynch & Company, Inc.	(0.29)%
Whole Foods Market, Inc.	(0.27)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Information Technology	7.42%	21.55%	26.89%
Industrials	4.39%	13.64%	13.90%
Materials	2.51%	4.54%	2.96%
Health Care	2.18%	12.36%	16.84%
Energy	1.98%	6.06%	5.54%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Financials	0.15%	14.74%	8.06%
Telecommunication Services	0.95%	3.04%	0.88%
Consumer Discretionary	1.38%	10.69%	13.71%
Consumer Staples	1.70%	9.81%	9.73%
Utilities	1.77%	3.60%	1.49%

Janus Growth Funds October 31, 2007 7

Janus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007
Exxon Mobil Corp. Oil Companies - Integrated	3.0%
NRG Energy, Inc. Independent Power Producer	2.9%
General Electric Co. Diversified Operations	2.7%
Roche Holding A.G. Medical - Drugs	2.7%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.7%
14.0%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

8 Janus Growth Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Fund	23.12%		12.94%		6.08%		13.95%		0.91%
Russell 1000® Growth Index	19.23%		12.61%		4.81%		12.12	%**
S&P 500® Index	14.56%		13.88%		7.10%		11.50%
Lipper Quartile	2	nd	2	nd	2	nd	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	269/732		167/525		85/224		2/20

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

Effective November 1, 2007, Jonathan Coleman is lead Portfolio Manager and Daniel Riff is Co-Portfolio Manager of Janus Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – February 5, 1970

**The Russell 1000® Growth Index's since inception returns are calculated from December 31, 1978.

Janus Growth Funds October 31, 2007 9

Janus Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,109.40	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10 Janus Growth Funds October 31, 2007

Janus Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 96.9%
Aerospace and Defense - 4.3%
8,310,969	BAE Systems PLC**	$86,340,435
3,482,460	Boeing Co.	343,335,732
1,173,760	Lockheed Martin Corp.	129,160,550
		558,836,717
Agricultural Chemicals - 4.1%
2,831,655	Monsanto Co.	276,454,477
1,061,506	Syngenta A.G.	256,376,807
		532,831,284
Agricultural Operations - 0.8%
2,979,995	Archer-Daniels-Midland Co.	106,624,221
Apparel Manufacturers - 0.9%
7,139,500	Esprit Holdings, Ltd.	121,407,800
Audio and Video Products - 0.7%
1,921,780	Sony Corp.**	94,960,165
Beverages - Non-Alcoholic - 0.6%
1,337,070	Coca-Cola Co.	82,577,443
Brewery - 0.5%
703,161	InBev N.V.**	66,467,712
Building - Residential and Commercial - 0.2%
66,445	NVR, Inc.*,#	31,611,209
Casino Hotels - 0.5%
732,250	Harrah's Entertainment, Inc.	64,621,063
43,807	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	696,531
		65,317,594
Cellular Telecommunications - 1.1%
2,226,110	America Movil S.A. de C.V. - Series L (ADR)	145,565,333
Chemicals - Diversified - 1.0%
305,459	K+S A.G.**	64,081,675
1,068,600	Shin-Etsu Chemical Company, Ltd.**	68,459,447
		132,541,122
Commercial Services - Finance - 0.8%
876,770	Moody's Corp.#	38,332,384
3,231,905	Western Union Co.	71,231,187
		109,563,571
Computers - 5.4%
1,801,035	Apple, Inc.*	342,106,597
3,537,170	Hewlett-Packard Co.	182,800,945
1,317,560	Research In Motion, Ltd. (U.S. Shares)*	164,049,396
		688,956,938
Computers - Memory Devices - 1.8%
9,109,315	EMC Corp.*	231,285,508
Containers - Metal and Glass - 0.7%
1,729,742	Ball Corp.**	85,760,608
Cosmetics and Toiletries - 3.4%
3,190,853	Avon Products, Inc.#	130,761,156
4,468,315	Procter & Gamble Co.	310,637,259
		441,398,415
Data Processing and Management - 0.8%
2,365,017	Paychex, Inc.#	98,810,410
Diversified Operations - 2.7%
8,700,940	General Electric Co.	358,130,690

Shares or Principal Amount		Value
E-Commerce/Services - 1.2%
2,293,993	eBay, Inc.*	$82,813,148
3,240,940	Liberty Media Corp. - Interactive*	68,805,156
		151,618,304
Electric Products - Miscellaneous - 0.7%
1,707,285	Emerson Electric Co.	89,239,787
Electronic Components - Semiconductors - 2.0%
8,170,499	Texas Instruments, Inc.	266,358,267
Electronic Forms - 0.0%
118,035	Adobe Systems, Inc.*	5,653,877
Enterprise Software/Services - 1.2%
7,144,925	Oracle Corp.*	158,402,987
Entertainment Software - 1.6%
3,366,206	Electronic Arts, Inc.*	205,742,511
Finance - Consumer Loans - 0.6%
1,530,710	SLM Corp.	72,188,284
Finance - Credit Card - 1.0%
2,137,230	American Express Co.	130,264,169
Finance - Investment Bankers/Brokers - 5.1%
7,487,495	JP Morgan Chase & Co.	351,912,265
835,085	Merrill Lynch & Company, Inc.	55,132,312
2,121,572	UBS A.G.	113,895,549
2,430,880	UBS A.G. (U.S. Shares)	130,513,947
		651,454,073
Finance - Mortgage Loan Banker - 1.2%
2,853,455	Fannie Mae	162,761,073
Finance - Other Services - 1.1%
210,457	CME Group, Inc.#	140,216,976
Food - Retail - 0.8%
4,718,684	Tesco PLC**	47,996,523
1,201,480	Whole Foods Market, Inc.#	59,521,319
		107,517,842
Forestry - 0.2%
367,252	Weyerhaeuser Co.	27,878,099
Independent Power Producer - 2.9%
8,370,090	NRG Energy, Inc.*,#	382,178,309
Investment Management and Advisory Services - 0.9%
2,002,500	Blackstone Group L.P.*,#	50,923,575
1,094,520	T. Rowe Price Group, Inc.	70,311,965
		121,235,540
Medical - Biomedical and Genetic - 2.4%
2,868,856	Celgene Corp.*,#	189,344,496
559,423	Genentech, Inc.*	41,470,027
1,111,305	Genzyme Corp.*,**	84,425,841
		315,240,364
Medical - Drugs - 4.6%
4,032,085	Merck & Company, Inc.	234,909,272
2,089,887	Roche Holding A.G.	357,342,534
		592,251,806
Medical - HMO - 2.0%
4,299,625	Coventry Health Care, Inc.*	259,310,384
Metal Processors and Fabricators - 2.1%
1,791,595	Precision Castparts Corp.**	268,398,847
Multi-Line Insurance - 1.1%
2,325,540	American International Group, Inc.	146,788,085

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 11

Janus Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Multimedia - 2.1%
7,665,520	News Corporation, Inc. - Class A	$166,111,818
5,564,866	Publishing & Broadcasting, Ltd.	108,712,607
		274,824,425
Networking Products - 0.7%
2,719,305	Cisco Systems, Inc.*	89,900,223
Oil Companies - Exploration and Production - 1.2%
705,780	Apache Corp.	73,267,022
1,205,280	EnCana Corp. (U.S. Shares)	84,008,016
		157,275,038
Oil Companies - Integrated - 3.7%
4,267,660	Exxon Mobil Corp.	392,582,044
1,235,015	Hess Corp.	88,439,424
		481,021,468
Oil Refining and Marketing - 0.7%
1,376,900	Valero Energy Corp.**	96,975,067
Optical Supplies - 0.6%
536,915	Alcon, Inc. (U.S. Shares)	81,723,832
Real Estate Operating/Development - 0.7%
18,994,000	Hang Lung Properties, Ltd.	93,354,951
Reinsurance - 0.9%
27,481	Berkshire Hathaway, Inc. - Class B*	121,301,134
Retail - Apparel and Shoe - 2.7%
1,937,232	Industria de Diseno Textil S.A.**,#	144,757,696
5,162,430	Nordstrom, Inc.#	203,606,239
		348,363,935
Retail - Consumer Electronics - 0.4%
498,870	Yamada Denki Company, Ltd.**	51,354,233
Retail - Drug Store - 2.3%
7,140,559	CVS/Caremark Corp.	298,261,149
Retail - Office Supplies - 1.1%
6,293,067	Staples, Inc.	146,880,184
Savings/Loan/Thrifts - 0.4%
4,103,769	NewAlliance Bancshares, Inc.#	57,411,728
Seismic Data Collection - 0.3%
2,170,330	Electromagnetic GeoServices A.S.*,#	34,722,719
Semiconductor Components/Integrated Circuits - 0.3%
2,334,330	Marvell Technology Group, Ltd.*	42,087,970
Semiconductor Equipment - 0.9%
2,198,745	KLA-Tencor Corp.	115,763,924
Soap and Cleaning Preparations - 1.3%
2,837,113	Reckitt Benckiser PLC**	164,847,483
Software Tools - 0.5%
480,560	VMware, Inc.*	59,988,305
Telecommunication Equipment - Fiber Optics - 1.0%
5,433,425	Corning, Inc.	131,869,225
Telecommunication Services - 0.9%
3,421,287	NeuStar, Inc. - Class A*,#	117,008,015
Therapeutics - 1.3%
1,263,755	Amylin Pharmaceuticals, Inc.*,#	56,894,250
2,495,462	Gilead Sciences, Inc.*	115,265,390
		172,159,640
Tobacco - 0.6%
1,049,630	Altria Group, Inc.	76,549,516

Shares or Principal Amount		Value
Transportation - Railroad - 1.3%
1,923,680	Canadian National Railway Co. (U.S. Shares)	$107,706,843
502,755	Union Pacific Corp.	64,372,750
		172,079,593
Transportation - Services - 1.0%
2,665,390	C.H. Robinson Worldwide, Inc.	133,056,269
Web Portals/Internet Service Providers - 3.7%
316,165	Google, Inc. - Class A*	223,528,655
8,260,515	Yahoo!, Inc.*	256,902,017
		480,430,672
Wireless Equipment - 3.3%
3,579,835	Crown Castle International Corp.*,#	147,023,823
2,502,460	Nokia Oyj (ADR)**,#	99,397,711
4,355,115	QUALCOMM, Inc.	186,094,065
		432,515,599
Total Common Stock (cost $8,753,088,393)		12,639,072,621
Corporate Bonds - 0.3%
Electric - Integrated - 0.3%
$13,550,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	13,702,438
23,170,000	TXU Energy Co. LLC, 10.25%, company guaranteed notes, due 11/1/15 (144A)	23,285,850
Total Corporate Bonds (cost $36,720,000)		36,988,288
Equity-Linked Structured Notes - 0.4%
Finance - Investment Bankers/Brokers - 0.4%
1,229,108	Morgan Stanley Co., convertible (Arch Coal, Inc.), 12.00%ß,§ (cost $51,707,825)	54,289,700
Money Markets - 2.0%
176,339,992	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	176,339,992
84,712,194	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	84,712,194
Total Money Markets (cost $261,052,186)		261,052,186
Other Securities - 2.8%
368,072,979	Allianz Dresdner Daily Asset Fund† (cost $368,072,979)	368,072,979
Short-Term U.S. Treasury Bills - 0.1%
	U.S. Treasury Bills:
$1,520,000	4.61%, 11/23/07**	1,515,917
6,476,000	4.04%, 1/24/08**	6,418,298
Total Short-Term U.S. Treasury Bills (cost $7,929,520)		7,934,215
Total Investments (total cost $9,478,570,903) – 102.5%		13,367,409,989
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(328,663,344)
Net Assets – 100%		$13,038,746,645

See Notes to Schedules of Investments and Financial Statements.
12 Janus Growth Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$108,712,607	0.8%
Belgium	66,467,712	0.5%
Bermuda	163,495,770	1.2%
Canada	355,764,255	2.8%
Finland	99,397,711	0.7%
Germany	64,081,675	0.5%
Hong Kong	94,051,482	0.7%
Japan	214,773,845	1.6%
Mexico	145,565,333	1.1%
Norway	34,722,719	0.3%
Spain	144,757,696	1.1%
Switzerland	939,852,669	6.9%
United Kingdom	299,184,441	2.2%
United States††	10,636,582,074	79.6%
Total	$13,367,409,989	100.0%

††Includes Short-Term Securities and Other Securities (74.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 5/14/08	45,800,000	$94,570,145	$(1,982,926)
Euro 11/29/07	69,900,000	101,292,359	(6,519,842)
Euro 4/16/08	8,500,000	12,327,893	(253,813)
Japanese Yen 4/16/08	3,000,000,000	26,486,262	(480,489)
Total		$234,676,659	$(9,237,070)

Value
Schedule of Written Options - Calls
Ball Corp. expires November 2007 1,794 contracts exercise price $60.00	$(8,970)
Ball Corp. expires January 2008 1,515 contracts exercise price $60.00	(37,875)
Genzyme Corp. expires January 2008 1,511 contracts exercise price $85.00	(135,990)
Genzyme Corp. expires January 2008 1,133 contracts exercise price $90.00	(39,655)
Precision Castparts Corp. expires December 2007 756 contracts exercise price $180.00	(56,700)
Precision Castparts Corp. expires December 2007 756 contracts exercise price $185.00	(52,920)
Valero Energy Corp. expires January 2008 2,404 contracts exercise price $100.00	(12,020)
Total Written Options - Calls
(Premiums received $1,103,756)	(344,130)
Schedule of Written Options - Puts
NewAlliance Bancshares, Inc. expires November 2007 1,143 contracts exercise price $12.50	(11,430)
Nordstrom, Inc. expires January 2008 1,517 contracts exercise price $40.00	(544,603)
Total Written Options - Puts
(Premiums received $202,866)	$(556,033)

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 13

Janus Enterprise Fund (unaudited)

Ticker: JAENX

Fund Snapshot

This growth fund pursues companies that have grown large enough to be well established but are small enough to still have room to grow.

Jonathan Coleman
portfolio manager

Performance Overview

During the 12-months ended October 31, 2007, Janus Enterprise Fund gained 30.10%. By comparison, the Fund's primary benchmark, the Russell Midcap® Growth Index, and the Fund's secondary benchmark, the S&P MidCap 400 Index, returned 19.72% and 17.02%, respectively.

Overview

Equity markets worldwide turned in a very convincing performance over the 12 months ended October 31, 2007, with many indices finishing just off record highs amid continued expansion in the global economy and hope that the Federal Reserve's (Fed) interest rate cuts late in the period might help the U.S. economy avert a recession. Earnings momentum and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, but problems in the U.S. credit markets starting in July and August rattled investors. Volatility rose as the subprime-related turmoil in the credit markets added to the uncertainty surrounding U.S. economic growth and the outlook for corporate profits, not to mention a sharp decline in M&A activity. Through all of this, emerging country stocks were among the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by larger, growth-oriented companies while small-cap value issues were among the laggards.

As October came to a close, investors were balancing a more accommodative Fed, a healthy labor market and continued growth overseas with record-high energy prices, slowing earnings momentum and mixed signals on the health of the U.S. consumer. Also fueling the uncertainty surrounding the U.S. economy was the continued weakness in the housing market, which showed little evidence of bottoming during the time period. Nevertheless, domestic equity valuations appear reasonable by historic standards, particularly with interest rates well off their period highs. With stocks near record levels, the market appears to expect the U.S. economy to remain resilient in the face of the many headwinds and that the Fed may be able to maintain stable economic growth while keeping inflation at bay.

Materials Stocks Boosted Performance

Strong individual stock selection, with noteworthy outperformance from picks in the materials and information technology sectors, helped the Fund outpace the benchmark during the period.

The largest positive contributors to the Fund were Potash Corporation of Saskatchewan and Owens-Illinois – two materials holdings. Potash Corporation has the world's largest excess capacity of potash, an important ingredient in agriculture fertilizer. Potash-based fertilizer has proven to increase agriculture efficiency and has seen a bigger demand along with increasing demands on the world's arable land. Additionally, the cost of using potash is small relative to current prices for the end product, harvested grains. As a result, the company has benefited from pricing power as the end user is generally insensitive to increases in potash prices. With the market for potash tight and the company's sales fully booked for the first half of 2008, we remain optimistic about the growth prospects at this company but harvested gains in the position late in the period reflecting the less attractive risk/reward profile.

Owens-Illinois gained on the market's positive reaction to CEO Al Stroucken's focus on cost control. Additionally, the company began to see a benefit from price increases and, as a result, reported strong quarterly financial results. We believe pricing power and an emphasis on controlling costs generally make a company's profit margins and cash flows more predictable, resulting in a higher valuation from the public markets. We were pleased to see these developments at Owens during the period.

Financials Stocks Weighed on Results

Areas of weakness included the energy and financial sectors, where select Fund holdings declined during the period. An underweight position in energy stocks versus the benchmark also hurt the Fund's results.

On the downside, financials sector company St. Joe Co., was hurt by the weakness among homebuilders as the company's valuation is often tied to this group. We believe the company's real estate assets are underappreciated in the market as it is the largest land owner in Florida. We continue to believe the company's real estate holdings and balance sheet are well positioned to weather current macro-economic conditions. Reflecting this conviction, we increased our stake in the company. Another financial company, ratings agency Moody's Corporation, was unable to avoid recent issues surrounding the U.S. credit markets, as a significant decrease in new debt issuance and concerns about the quality of the company's ratings created a challenging environment. We trimmed our position to reflect the uncertainty surrounding the company's and the debt market's future operating environment.

Outlook

With U.S. equity indices hovering near all-time highs at fiscal year end, the investment team will closely monitor several

14 Janus Growth Funds October 31, 2007

(unaudited)

fundamental factors for directional cues. Despite the weakness in the U.S. housing sector, the associated issues in subprime mortgage lending and related credit market turmoil, at the end of the period the U.S. unemployment rate was still low, potentially mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will continue to watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. We will also monitor conditions in the credit markets for signs of further deterioration.

Events in the credit markets during August have resulted in a sharp decline in M&A activity. Combine the sharp decline in M&A activity with slowing earnings momentum and two key items which support current valuations have weakened. Credit conditions and the overall liquidity in the markets will likely drive sentiment in the markets for quite some time. There are more storm clouds on the economic horizon now than in the last two or three years. As always, we will continue to emphasize individual company fundamentals, which are impacted by these macroeconomic conditions, as our primary concern.

I am excited to pass the reins of Janus Enterprise Fund to Brian Demain who serves as Assistant Portfolio Manager of the Fund. Brian will assume sole portfolio management of the Fund on November 1, 2007 which is the same day I will assume co-portfolio management responsibilities for Janus Fund. Brian and I have worked closely on researching and investing in mid-cap companies over the last three years; I have great confidence in his ability to successfully manage the Fund. With his nearly nine years of experience at Janus, educational background in economics and intuition about the markets, he is ideally suited to take over the reins. You will find that Brian's philosophy is very similar to mine. He will focus on selecting stocks with sustainable competitive advantages while attempting to limit volatility through the portfolio construction process. Importantly, Brian is backed by the same great team of Janus analysts who uncovered the investment ideas which drove our past performance.

I greatly appreciate the opportunity to have partnered with you over the past five years and, as a fellow investor in Janus Enterprise Fund, I am pleased to be leaving us in the capable hands of one of Janus' new generation of portfolio managers.

Thank you for your investment in Janus Enterprise Fund.

Janus Enterprise Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3.69%
Owens-Illinois, Inc.	2.54%
Cypress Semiconductor Corp.	1.87%
Dade Behring Holdings, Inc.	1.71%
Apple, Inc.	1.40%

5 Largest Detractors from Performance – Holdings

Contribution
St. Joe Co.	(0.41)%
Moody's Corp.	(0.41)%
CapitalSource, Inc.	(0.37)%
C&C Group PLC	(0.32)%
Advanced Micro Devices, Inc.	(0.30)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Information Technology	7.98%	18.18%	18.92%
Materials	7.08%	8.06%	4.37%
Health Care	5.73%	16.66%	14.05%
Industrials	3.92%	12.35%	14.97%
Consumer Discretionary	2.81%	17.53%	20.99%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Consumer Staples	(0.14)%	1.92%	4.28%
Other*	0.04%	0.06%	0.00%
Telecommunication Services	0.45%	4.22%	2.41%
Utilities	0.50%	0.76%	2.27%
Energy	1.21%	4.99%	8.92%

*Industry not classified by Global Classification Standard.

Janus Growth Funds October 31, 2007 15

Janus Enterprise Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007
T. Rowe Price Group, Inc. Investment Management and Advisory Services	3.3%
EOG Resources, Inc. Oil Companies - Exploration and Production	3.2%
Owens-Illinois, Inc. Containers - Metal And Glass	3.1%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.9%
Crown Castle International Corp. Wireless Equipment	2.7%
15.2%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 2.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

16 Janus Growth Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Enterprise Fund	30.10%		20.97%		9.25%		12.44%		1.00%
Russell Midcap® Growth Index	19.72%		19.21%		8.30%		11.47%
S&P MidCap 400 Index	17.02%		17.78%		12.39%		14.51%
Lipper Quartile	2	nd	1	st	2	nd	2	nd
Lipper Ranking - based on total return for Mid-Cap Growth Funds	176/604		38/397		67/164		14/46

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Effective November 1, 2007, Brian Demain is Portfolio Manager of Janus Enterprise Fund. Jonathan Coleman, current portfolio manager of Janus Enterprise Fund, will work with Brian Demain to ensure a smooth transition of the Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – September 1, 1992

Janus Growth Funds October 31, 2007 17

Janus Enterprise Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,145.30	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

*Expenses are equal to the annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Janus Growth Funds October 31, 2007

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 96.9%
Advertising Sales - 2.6%
1,077,680	Lamar Advertising Co.*,#	$57,612,773
Aerospace and Defense - 1.9%
712,165	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	34,732,287
222,295	Spirit Aerosystems Holdings, Inc.*	7,718,082
		42,450,369
Aerospace and Defense - Equipment - 0.3%
64,875	Alliant Techsystems, Inc.*	7,161,551
Agricultural Chemicals - 2.9%
518,305	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	63,658,220
Airlines - 1.1%
503,646	Ryanair Holdings PLC (ADR)*,#	24,774,347
Apparel Manufacturers - 0.9%
1,223,000	Esprit Holdings, Ltd.	20,797,218
Automotive - Truck Parts and Equipment - Original - 0.1%
63,200	Tenneco, Inc.*	1,934,552
Batteries and Battery Systems - 0.7%
139,195	Energizer Holdings, Inc.*	14,518,039
Beverages - Wine and Spirits - 0.3%
818,014	C&C Group PLC	6,589,944
Building - Mobile Home and Manufactured Homes - 0.6%
266,370	Thor Industries, Inc.	12,785,760
Building - Residential and Commercial - 0.5%
25,410	NVR, Inc.*	12,088,808
Building and Construction Products - Miscellaneous - 0.5%
307,485	USG Corp.*,#	12,222,529
Casino Hotels - 0%
39,975	Melco PBL Entertainment (Macau) Ltd. (ADR)*,#	635,603
Casino Services - 1.7%
323,775	International Game Technology	14,119,828
684,045	Scientific Games Corp. - Class A*,#	24,728,227
		38,848,055
Cellular Telecommunications - 1.2%
338,020	MetroPCS Communications, Inc.*	7,605,450
318,905	N.I.I. Holdings, Inc.*,#	18,496,490
		26,101,940
Chemicals - Diversified - 0.5%
53,414	K+S A.G.	11,205,624
Commercial Banks - 0.4%
183,970	SVB Financial Group*	9,527,806
Commercial Services - 1.3%
850,752	Iron Mountain, Inc.*	29,546,617
Commercial Services - Finance - 1.9%
226,420	Equifax, Inc.	8,717,170
510,995	Jackson Hewitt Tax Service, Inc.	15,968,593
311,723	Moody's Corp.	13,628,530
98,295	Wright Express Corp.*	3,804,017
		42,118,310
Computer Services - 2.7%
843,640	Ceridian Corp.*	30,320,421
457,655	IHS, Inc. - Class A*,#	28,855,148
		59,175,569

Shares or Principal Amount		Value
Computers - 1.8%
210,702	Apple, Inc.*	$40,022,845
Consulting Services - 0.5%
515,525	Gartner Group, Inc.*	11,289,998
Containers - Metal and Glass - 5.1%
905,620	Ball Corp.	44,900,640
1,545,605	Owens-Illinois, Inc.*	68,655,773
		113,556,413
Data Processing and Management - 2.9%
324,247	Global Payments, Inc.	15,421,187
351,130	NAVTEQ Corp.*	27,107,236
532,351	Paychex, Inc.	22,241,625
		64,770,048
Diagnostic Kits - 2.4%
701,180	Dade Behring Holdings, Inc.	53,941,777
Distribution/Wholesale - 1.0%
4,575,600	Li & Fung, Ltd.	21,665,214
Diversified Operations - 1.0%
192,080	Harsco Corp.	11,643,890
35,394,279	Polytec Asset Holdings, Ltd.§	11,107,858
		22,751,748
E-Commerce/Services - 0.6%
2,603,000	Alibaba.com Corp.oo	4,534,200
391,195	Liberty Media Corp. - Interactive*	8,305,069
		12,839,269
Electric Products - Miscellaneous - 1.1%
506,827	AMETEK, Inc.	23,820,869
Electronic Components - Semiconductors - 0.4%
258,910	Microchip Technology, Inc.	8,588,045
Electronic Connectors - 0.4%
209,975	Amphenol Corp. - Class A	9,295,593
Electronic Measuring Instruments - 1.1%
594,400	Trimble Navigation, Ltd.*	24,786,480
Entertainment Software - 1.0%
571,246	Activision, Inc.*	13,509,968
148,480	Electronic Arts, Inc.*	9,075,098
		22,585,066
Fiduciary Banks - 0.9%
280,590	Northern Trust Corp.#	21,103,174
Finance - Consumer Loans - 0.5%
552,000	Nelnet, Inc. - Class A#	10,256,160
Finance - Investment Bankers/Brokers - 0.5%
366,035	optionsXpress Holdings, Inc.	10,893,202
Finance - Other Services - 1.6%
51,920	CME Group, Inc.	34,591,700
Food - Canned - 0.8%
648,264	TreeHouse Foods, Inc.*	18,086,566
Gambling - Non-Hotel - 0.2%
321,700	Great Canadian Gaming Corp.*	4,768,954
Independent Power Producer - 0.8%
400,230	NRG Energy, Inc.*	18,274,502
Industrial Automation and Robotics - 0.4%
130,122	Rockwell Automation, Inc.	8,962,803
Instruments - Controls - 0.6%
117,590	Mettler-Toledo International, Inc.*	12,505,697

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 19

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Instruments - Scientific - 1.3%
499,274	Thermo Fisher Scientific, Inc.*	$29,362,304
Investment Management and Advisory Services - 4.0%
272,665	National Financial Partners Corp.#	14,906,596
1,133,730	T. Rowe Price Group, Inc.	72,830,814
		87,737,410
Life and Health Insurance - 0.5%
3,270,500	Sanlam, Ltd.	12,013,931
Machinery - General Industrial - 0.5%
10,832,000	Shanghai Electric Group Company, Ltd.	10,849,540
Machinery - Pumps - 0.4%
252,575	Graco, Inc.	9,941,352
Medical - Biomedical and Genetic - 2.7%
913,148	Celgene Corp.*	60,267,768
Medical - HMO - 1.8%
649,733	Coventry Health Care, Inc.*	39,185,397
Medical Labs and Testing Services - 0.5%
131,200	Covance, Inc.*,#	10,824,000
Metal Processors and Fabricators - 1.0%
142,620	Precision Castparts Corp.	21,365,902
Multi-Line Insurance - 1.1%
425,345	Assurant, Inc.	24,857,162
Multimedia - 1.0%
1,146,355	Publishing & Broadcasting, Ltd.	22,394,652
Networking Products - 0.6%
401,950	Juniper Networks, Inc.*	14,470,200
Oil - Field Services - 0.6%
518,685	BJ Services Co.	13,065,675
Oil and Gas Drilling - 1.2%
327,590	Helmerich & Payne, Inc.	10,358,396
593,245	Nabors Industries, Ltd.*,#	16,658,319
		27,016,715
Oil Companies - Exploration and Production - 4.6%
256,350	Chesapeake Energy Corp.#	10,120,698
798,985	EOG Resources, Inc.	70,790,070
210,155	Forest Oil Corp.*	10,211,431
630,110	Petrohawk Energy Corp.*	11,657,035
		102,779,234
Physician Practice Management - 1.0%
355,004	Pediatrix Medical Group, Inc.*	23,252,762
Property and Casualty Insurance - 0.5%
346,367	W. R. Berkley Corp.	10,422,183
Racetracks - 1.2%
438,510	Penn National Gaming, Inc.*,#	27,077,993
Real Estate Management/Services - 0.4%
388,500	CB Richard Ellis Group, Inc.*	9,471,630
Real Estate Operating/Development - 0.6%
385,975	St. Joe Co.#	13,069,114
Reinsurance - 1.9%
9,399	Berkshire Hathaway, Inc. - Class B*	41,487,186
REIT - Diversified - 0.6%
681,370	CapitalSource, Inc.#	12,414,561
Rental Auto/Equipment - 0.4%
395,860	Hertz Global Holdings, Inc.*	8,582,245

Shares or Principal Amount		Value
Respiratory Products - 1.8%
819,110	Respironics, Inc.*	$41,004,647
Retail - Apparel and Shoe - 1.8%
328,020	Abercrombie & Fitch Co. - Class A	25,979,184
371,840	Nordstrom, Inc.	14,665,370
		40,644,554
Retail - Office Supplies - 1.2%
1,118,815	Staples, Inc.	26,113,142
Schools - 0.6%
159,554	Apollo Group, Inc. - Class A*	12,646,250
Semiconductor Components/Integrated Circuits - 3.5%
2,043,610	Atmel Corp.*	9,993,253
1,379,640	Cypress Semiconductor Corp.*	50,425,842
1,038,310	Marvell Technology Group, Ltd.*	18,720,729
		79,139,824
Telecommunication Equipment - 0.5%
240,200	CommScope, Inc.*	11,330,234
Telecommunication Services - 2.9%
830,950	Amdocs, Ltd. (U.S. Shares)*	28,584,680
575,010	SAVVIS, Inc.*	21,723,878
663,830	Time Warner Telecom, Inc. - Class A*	15,427,409
		65,735,967
Therapeutics - 1.7%
567,652	Gilead Sciences, Inc.*	26,219,846
605,415	MannKind Corp.*,#	5,527,439
91,860	United Therapeutics Corp.*,#	6,286,898
		38,034,183
Toys - 0.5%
488,092	Marvel Entertainment, Inc.*	12,075,396
Transportation - Equipment and Leasing - 0.3%
170,715	GATX Corp.	6,994,194
Transportation - Railroad - 0.8%
325,590	Canadian National Railway Co. (U.S. Shares)	18,229,784
Transportation - Services - 0.8%
358,795	Expeditors International of Washington, Inc.	18,172,967
Transportation - Truck - 0.6%
327,920	Landstar System, Inc.	13,802,153
Web Hosting/Design - 1.1%
211,176	Equinix, Inc.*,#	24,635,792
Wireless Equipment - 2.7%
1,486,145	Crown Castle International Corp.*	61,035,975
Total Common Stock (cost $1,266,716,631)		2,164,613,735
Money Markets - 1.8%
24,829,420	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	24,829,420
14,630,251	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	14,630,251
Total Money Markets (cost $39,459,671)		39,459,671
Other Securities - 6.6%
147,565,380	Allianz Dresdner Daily Asset Fund† (cost $147,565,380)	147,565,380
Total Investments (total cost $1,453,741,682) – 105.3%		2,351,638,786
Liabilities, net of Cash, Receivables and Other Assets – (5.3)%		(118,415,207)
Net Assets – 100%		$2,233,223,579

See Notes to Schedules of Investments and Financial Statements.
20 Janus Growth Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$22,394,652	1.0%
Bermuda	77,841,480	3.3%
Brazil	34,732,287	1.5%
Canada	86,656,958	3.7%
Cayman Islands	11,107,858	0.5%
China	15,383,740	0.6%
Germany	11,205,624	0.5%
Hong Kong	635,603	0.0%
Ireland	31,364,291	1.3%
South Africa	12,013,931	0.5%
United Kingdom	28,584,680	1.2%
United States††	2,019,717,682	85.9%
Total	$2,351,638,786	100.0%

††Includes Short-Term Securities and Other Securities (77.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 21

Janus Orion Fund (unaudited)

Ticker: JORNX

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

Ron Sachs
portfolio manager

This is my last shareholder letter as manager of Janus Orion Fund.

Thank you for the opportunity to work for you as the manager of Janus Orion Fund. It has been an awesome and humbling responsibility to be entrusted with your money. For those of you who stuck with the Fund through very difficult markets in 2000 and 2001, I cannot thank you enough for giving me the chance to regain your trust. The Fund's go anywhere philosophy and our ability to invest with conviction in what we believed to be the very best investment opportunities has served us well.

As many of you know, I am passing the baton for Janus Orion Fund to John Eisinger at the end of 2007 so I can focus on managing Janus Twenty Fund and other concentrated large-cap growth portfolios for Janus clients.

I am highly confident that John will deliver strong results for all of us invested in Janus Orion Fund. I think he is a fantastic stock-picker and has a great track record investing in a variety of sectors – I believe he will make good use of the great investment ideas that the team of research analysts and portfolio managers at Janus generate. We are working closely on the transition of management of the Fund. In fact, John and I are traveling together in Europe as I write this letter, visiting with some of the Fund's larger holdings and getting European perspectives on the global economy.

Fund Performance

We had a great year. The Fund was up 43.32% over the 12-month period ended October 31, 2007. Our primary benchmark, the Russell 3000® Growth Index was up 19.00% and our secondary benchmark, the S&P 500® Index returned 14.56% over the same period. Performance was driven by many of our top holdings, particularly those in the information technology, health care, and materials sectors. Our underweighting in energy was not the drag one might have expected in a year when oil prices hit record highs because our other holdings outperformed the energy stocks in the growth indices.

Stocks that Contributed to Performance

Our largest holding, Dade Behring Holdings, a leader in the clinical diagnostics industry was a huge contributor. The conviction we had to make Dade Behring a top holding for many years was rewarded. We were very early in identifying Dade Behring's opportunity to capture significant market share in the high-volume lab market with its Dimension Vista product that launched a few months ago. As other investors began to understand the importance of the Dimension Vista, another leading company in the diagnostics industry realized the power of Dade Behring's product offering and made an all-cash offer to acquire the company at a significant premium. That was a bittersweet moment for me. It was gratifying to capture the gains for the Fund and have our analysis of Dade Behring's competitive positioning validated by another player in the industry, but sad to lose the opportunity to invest in such a great company.

Intuitive Surgical was another important contributor. Intuitive Surgical's da Vinci robotic surgery system is transforming how surgery is done in a variety of procedures. Rapid adoption of this technology by surgeons in cardiology, urology, and gynecology began to validate our investment thesis that the market opportunity for da Vinci's products may be bigger than the market expected. Penetration of new hospitals and accelerated utilization growth at existing hospitals are the two drivers of Intuitive Surgical's business growth. Both metrics continued to be strong at period end. While I took some profits in the period as the strength in Intuitive Surgical's stock price increased, I believe the company should continue to deliver strong profit growth for many years.

Our investment in Potash Corporation of Saskatchewan, the leading provider of potash fertilizer, was well-rewarded by the positive move in its stock price. Strong demand for agricultural commodities driven by growing prosperity in emerging markets and the growth in biofuels means farmers are willing to pay much more for yield-improving potash. I believe the supply-demand dynamics in the potash industry will remain favorable for producers for many years and think the price of potash should continue to increase. Potash Corporation's smart management of its current and future production capacity should enable the company to create tremendous value going forward.

Stocks that Detracted from Performance

The collapse of the subprime mortgage and housing markets this summer had a ripple effect that hit companies across

22 Janus Growth Funds October 31, 2007

(unaudited)

many sectors. While our Fund performed relatively well through the downturn, two of our holdings were especially hard hit.

First, CapitalSource, a middle-market commercial lender, was hit by concerns that its exposure to real estate through direct loans and its portfolio of mortgage-backed securities could result in significant losses. I took advantage of this market fear to add to our position. I believe the market is missing the strength of CapitalSource's balance sheet, access to liquidity, and business positioning. I believe CapitalSource can take advantage of these challenging capital markets to build a portfolio of loans and investments at very attractive returns. CapitalSource's management team had been smartly shoring up its balance sheet to be able to be opportunistic in this credit market dislocation. In addition to closely monitoring how CapitalSource navigated this credit environment, I spent significant time assessing how the credit market turmoil impacted the business fundamentals of all of our investments.

Mobile Mini, a leading provider of mobile office and storage containers was down significantly on concerns about a slowdown in residential and commercial construction. I believed Mobile Mini's large exposure to commercial construction in the U.S. and its rapid expansion into Europe would enable the company to weather a slowdown in its residential construction business. Recently revised guidance from the company shows I was wrong on both the speed of European growth and the strength of the commercial construction market. That said, I believe Mobile Mini's strong cash-flow generating ability in a tough environment positions the company well to take share in its industry, expand its competitive moat in key geographies, and be better positioned as its end markets recover. While I am extremely disappointed with the stock's performance, I think the business is better than the stock price.

Outlook

As always, while I focus on building a portfolio of great companies that can deliver in any market environment, I am paying close attention to the dramatic moves in the capital, energy, and currency markets. A few quick words on each. First, the credit market turmoil has been painful for homebuilders, consumer borrowers, and businesses that rely on the credit markets for their growth. I believe the capital markets will get through the current challenges and continue to finance economic growth, but think it is healthy that our banking and capital market systems have been reminded of the importance of risk. The business of giving money to someone in anticipation of them repaying the principal with interest in the future is inherently risky, no matter how the terms of the deal are structured. Second, I hope that oil approaching $100 per barrel finally pushes America and the world to harness our technological capabilities to become more energy efficient and diversify away from fossil fuels to renewable resources. I think the great performance of many alternative energy stocks in the last year points to the fact that real progress is being made on that front. Finally, while U.S. consumers, especially those who travel overseas, are poorer because of the falling U.S. dollar, the accelerated fall in the U.S. dollar may be a powerful tailwind for U.S. companies that sell in global markets.

Thank you for your investment in Janus Orion Fund.

Janus Growth Funds October 31, 2007 23

Janus Orion Fund (unaudited)

Janus Orion Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Dade Behring Holdings, Inc.	8.31%
ABB, Ltd.	5.28%
Intuitive Surgical, Inc.	4.90%
Apple, Inc.	4.30%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3.04%

5 Largest Detractors from Performance – Holdings

Contribution
CapitalSource, Inc.	(1.38)%
Whole Foods Market, Inc.	(0.72)%
Mobile Mini, Inc.	(0.45)%
Varian Medical Systems, Inc.	(0.34)%
Corporate Executive Board Co.	(0.33)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Information Technology	15.35%	20.70%	26.62%
Health Care	13.73%	20.73%	17.08%
Materials	5.01%	4.23%	2.99%
Industrials	4.85%	12.21%	14.21%
Telecommunication Services	4.11%	10.75%	0.92%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Others*	(0.04)%	0.13%	0.00%
Utilities	0.00%	0.00%	1.39%
Energy	0.19%	0.25%	5.58%
Consumer Staples	0.39%	5.30%	9.14%
Financials	1.59%	14.45%	8.12%

*Industry not classified by Global Classification Standard.

24 Janus Growth Funds October 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007
Dade Behring Holdings, Inc. Diagnostic Kits	9.3%
ABB, Ltd. Engineering - Research and Development Services	6.6%
Apple, Inc. Computers	5.5%
Goldman Sachs Group, Inc. Finance - Investment Bankers/Brokers	4.4%
Intuitive Surgical, Inc. Medical Instruments	4.1%
29.9%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 7.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

Janus Growth Funds October 31, 2007 25

Janus Orion Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007							Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Orion Fund	43.32%		25.85%		4.43%		1.01%
Russell 3000® Growth Index	19.00%		13.03%		(2.85)%
S&P 500® Index	14.56%		13.88%		2.56%
Lipper Quartile	1	st	1	st	1	st
Lipper Ranking - based on total return for Multi-Cap Growth Funds	11/516		5/345		42/225

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification and investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

Effective January 1, 2008, John Eisinger is Portfolio Manager of Janus Orion Fund. Ron Sachs, current portfolio manager for Janus Orion Fund, will work with John Eisinger to ensure a smooth transition of the Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – June 30, 2000

26 Janus Growth Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,264.70	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

*Expenses are equal to the annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2007 27

Janus Orion Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 97.8%
Advertising Sales - 1.0%
998,570	Lamar Advertising Co.*	$53,383,552
Agricultural Chemicals - 2.8%
1,179,860	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	144,910,405
Audio and Video Products - 2.6%
2,769,745	Sony Corp.	136,860,328
Beverages - Wine and Spirits - 2.5%
12,083,858	Davide Campari - Milano S.P.A.	129,830,477
Building - Residential and Commercial - 0.9%
807,255	Desarrolladora Homex S.A. (ADR)*,#	45,617,980
Casino Hotels - 0.1%
6,298,000	Galaxy Entertainment Group, Ltd.*	6,873,797
Cellular Telecommunications - 4.0%
2,638,260	America Movil S.A. de C.V. - Series L (ADR)	172,515,822
1,411,610	Cellcom Israel, Ltd. (U.S. Shares)	37,450,013
		209,965,835
Commercial Services - 1.0%
877,213	CoStar Group, Inc.*,#	50,439,748
Computers - 8.7%
1,515,290	Apple, Inc.*	287,829,335
1,304,490	Research In Motion, Ltd. (U.S. Shares)*	162,422,050
		450,251,385
Data Processing and Management - 1.7%
1,130,905	NAVTEQ Corp.*	87,305,866
Diagnostic Kits - 9.3%
6,268,506	Dade Behring Holdings, Inc.£	482,236,166
Diversified Minerals - 1.7%
2,751,916	Companhia Vale do Rio Doce - Preference Shares	86,941,964
Electronic Measuring Instruments - 3.1%
3,860,755	Trimble Navigation, Ltd.*,£	160,993,484
Engineering - Research and Development Services - 6.6%
11,255,690	ABB, Ltd.	340,420,294
Entertainment Software - 0.7%
601,040	Electronic Arts, Inc.*	36,735,565
Finance - Investment Bankers/Brokers - 5.6%
920,360	Goldman Sachs Group, Inc.	228,175,652
1,187,639	UBS A.G.	63,757,815
		291,933,467
Finance - Other Services - 2.1%
131,760	CME Group, Inc.	87,785,100
1,224,700	MarketAxess Holdings, Inc.*,#	19,191,049
		106,976,149
Investment Management and Advisory Services - 2.0%
1,921,215	National Financial Partners Corp.#	105,032,824
Medical - Biomedical and Genetic - 3.3%
2,629,582	Celgene Corp.*	173,552,412
Medical - Drugs - 2.2%
677,417	Roche Holding A.G.	115,829,185
Medical Instruments - 4.1%
648,455	Intuitive Surgical, Inc.*	211,960,486
Multi-Line Insurance - 1.5%
1,293,900	Assurant, Inc.	75,615,516

Shares or Principal Amount		Value
Multimedia - 0.8%
1,785,690	News Corporation, Inc. - Class A	$38,695,902
Oil Companies - Integrated - 2.4%
1,744,345	Hess Corp.	124,912,545
Printing - Commercial - 2.4%
2,627,062	VistaPrint, Ltd.*,#,£	124,969,339
REIT - Diversified - 2.9%
8,295,016	CapitalSource, Inc.#	151,135,192
Retail - Apparel and Shoe - 1.4%
1,843,800	Nordstrom, Inc.	72,719,472
Semiconductor Components/Integrated Circuits - 2.1%
2,995,975	Cypress Semiconductor Corp.*	109,502,886
Soap and Cleaning Preparations - 1.3%
1,155,425	Reckitt Benckiser PLC**	67,134,761
Storage and Warehousing - 0.4%
1,135,639	Mobile Mini, Inc.*,#	20,362,007
Telecommunication Equipment - Fiber Optics - 1.8%
3,778,490	Corning, Inc.	91,703,952
Telecommunication Services - 3.2%
2,363,430	NeuStar, Inc. - Class A*,#	80,829,306
3,655,442	Time Warner Telecom, Inc. - Class A*,#	84,952,472
		165,781,778
Telephone - Integrated - 0.6%
1,420,450	GVT Holdings S.A.*	30,875,778
Transportation - Railroad - 0.7%
2,328,745	All America Latina Logistica (GDR)	37,021,903
Transportation - Services - 1.3%
657,290	FedEx Corp.	67,924,349
Web Hosting/Design - 1.5%
666,610	Equinix, Inc.*,#	77,766,723
Web Portals/Internet Service Providers - 2.3%
3,873,740	Yahoo!, Inc.*	120,473,314
Wireless Equipment - 5.2%
4,898,215	Crown Castle International Corp.*	201,169,690
1,634,215	QUALCOMM, Inc.	69,830,007
		270,999,697
Total Common Stock (cost $3,193,408,901)		5,075,646,483
Money Market - 3.4%
173,489,568	Janus Institutional Cash Management Fund - Institutional Shares, 5.15% (cost $173,489,568)	173,489,568
Other Securities - 5.4%
282,213,325	Allianz Dresdner Daily Asset Fund† (cost $282,213,325)	282,213,325
Total Investments (total cost $3,649,111,794) – 106.6%		5,531,349,376
Liabilities, net of Cash, Receivables and Other Assets – (6.6)%		(343,002,861)
Net Assets – 100%		$5,188,346,515

See Notes to Schedules of Investments and Financial Statements.
28 Janus Growth Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$124,969,339	2.3%
Brazil	154,839,645	2.8%
Canada	307,332,455	5.6%
Hong Kong	6,873,797	0.1%
Israel	37,450,013	0.7%
Italy	129,830,477	2.3%
Japan	136,860,328	2.5%
Mexico	218,133,802	3.9%
Switzerland	520,007,294	9.4%
United Kingdom	67,134,761	1.2%
United States††	3,827,917,465	69.2%
Total	$5,531,349,376	100.0%

††Included Short-Term Securities and Other Securities (61.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 11/29/07	4,600,000	$9,554,974	$(417,534)
British Pound 2/15/08	400,000	828,579	(26,491)
Total		$10,383,553	$(444,025)

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 29

Janus Research Fund (unaudited)

Ticker: JAMRX

Performance Overview

For the 12-month period ended October 31, 2007, Janus Research Fund gained 32.76%, outperforming its primary benchmark, the Russell 1000® Growth Index, which advanced 19.23% and its secondary benchmark, the S&P 500® Index, which rose 14.56%.

Fund Snapshot

This fund provides investors with broad exposure to what our research team feels are the most dynamic growth opportunities, regardless of company size.

Team Based Approach
Led by Jim Goff
Director of Research

Equity markets worldwide were strong for the 12 months ended October 31, 2007, with many indices finishing just off record highs. Uncertainty loomed around the global impact of the U.S. housing market slowdown and the related turmoil in the subprime loan market. The Federal Reserve lowered interest rates at the end of the summer and injected liquidity into short-term credit markets. Market volatility spiked and remained higher than it had been before the summer. Markets gave investors reasons to give up on specific investments. It is vitally important during volatile times in the markets that we stay focused on our research, maintaining our valuation discipline and long-term perspective.

For the past 21 months, since February 1, 2006, Janus Research Fund has been team-managed, representing the best ideas from Janus' 37 equity analysts. Individual analysts primarily drive stock selection, with debate and oversight provided by one of the eight global sector research teams. We believe there is great power in individual analysts making direct investment decisions, as they are most familiar with the stocks they cover. We keep the Fund sector neutral compared to its primary benchmark, although the Fund has about a 25% non-U.S. exposure. The Fund generally hedges its foreign currency exposure since the benchmark is a U.S. only index. (Please see "Notes to Financial Statements" for discussion of various hedging techniques used.) The focus is on consistency, on capturing the value of Janus' research, and, as we have done so far, generating strong investment returns.

Contributors to Fund Performance

Owens-Illinois, North America's largest glass container manufacturer, was a strong contributor to Fund performance. Over the past year the company went through significant restructuring efforts, including divesting a large plastics division that was an underperforming, non-core part of the company. We purchased Owens-Illinois confident in management's strategy to improve the firm's profit margins and returns, and we are pleased that our thesis is playing out as we feel this stock has room to grow.

Apple was another substantial contributor to the Fund's performance, boosted by strong earnings from Macs, iPods and early contributions from the iPhone. The iPhone is a new product that combines a mobile phone, a wide screen iPod and the Internet in a small handheld device. We continue to own the stock based on our forecasts for incremental contributions from market share gains in its major categories and the resulting growth in cash flow.

Another notable performer was China-based solar cell producer JA Solar Holdings. With the solar industry facing a shortage of silicon – a major component of solar cells – we feel JA Solar has a competitive advantage due to their numerous established silicon contracts. The company has a high demand in Europe for their high-quality product and they are pursuing a strategy of hiring experienced top management, which we believe should help with their success as the industry continues to develop. As the use of solar technology increases in the long-term, cost-competitive and innovative companies like JA Solar should benefit.

Detractors to Fund Performance

Organic food retailer Whole Foods Market fell earlier in the year after reporting slower growth in same-store sales after years of double-digit results. We viewed the slowdown as another sign that competitive pressures were increasing. Other stores had similar offerings and some of the unique aspects of Whole Foods were diminished by competition. Returns on investment were not improving, so we exited the position.

J.C. Penney, a large department store retailer, was another detractor in the period. The company reported soft same store sales in both September and October which caused the next 12- to 18-month earnings outlook to change significantly. We chose to sell the position to focus on other retail ideas with better international growth opportunities and not as directly impacted to a weakening U.S. consumer spending environment.

The subprime loan issues that have dominated the financial markets for months hurt the stock price of global investment bank Merrill Lynch. The stock initially had suffered from uncertainty and later from the announcement of some large write-downs in its mortgage pool. We like the stock's valuation, but our concern is that it is unclear how long it will

30 Janus Growth Funds October 31, 2007

(unaudited)

take for the market to ignore the subprime issues and to focus on the value of its core businesses. We exited the position.

Outlook

We are gratified by the strength of our recent results, but we would caution investors that our recent investment returns, both on an absolute basis and relative to the market, likely will not continue at such a high level. It is important to us that we produced these results without making large bets on individual companies or sectors in the portfolio. We have a great team of research analysts, an intensive research process and a disciplined investment process that seeks to produce a diversified portfolio of best ideas. By seeking to add value through our research and attempting to manage risk through diversification, we hope to continue to produce strong risk-adjusted returns for our fellow investors. We are excited about the long-term prospects for Janus Research Fund.

Thank you for your investment in Janus Research Fund.

Janus Research Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois Inc.	2.48%
Apple, Inc.	1.94%
Cypress Semiconductor Corp.	1.75%
JA Solar Holdings Company, Ltd.	1.74%
EMC Corp.	1.52%

5 Largest Detractors from Performance – Holdings

Contribution
Whole Foods Market, Inc.	(0.35)%
J.C. Penney Company, Inc.	(0.28)%
Varian Medical Systems, Inc.	(0.26)%
Akamai Technologies, Inc.	(0.23)%
Park 24 Company, Ltd.	(0.23)%

4 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Technology	11.87%	24.02%	24.10%
Industrials	6.96%	18.07%	17.96%
Health Care	5.23%	17.70%	17.88%
Energy	3.27%	6.99%	7.03%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Other*	0.00%	0.00%	0.01%
Financials	1.00%	8.25%	8.23%
Retail	1.89%	7.36%	7.13%
Staples	2.19%	8.81%	8.69%
Communications	2.61%	8.80%	8.97%

*Industry not classified by Global Industry Classification Standard.

Janus Growth Funds October 31, 2007 31

Janus Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007
Owens-Illinois, Inc. Containers - Metal And Glass	2.5%
General Electric Co. Diversified Operations	2.4%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	2.3%
EMC Corp. Computers - Memory Devices	2.2%
JA Solar Holdings Company, Ltd. (ADR) Energy - Alternate Sources	1.9%
11.3%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 7.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

32 Janus Growth Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Research Fund	32.76%		16.66%		9.99%		13.61%		0.98%
Russell 1000® Growth Index	19.23%		12.61%		4.81%		9.40%
S&P 500® Index	14.56%		13.88%		7.10%		11.08%
Lipper Quartile	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	31/732		9/525		6/224		2/82

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Effective December 31, 2006, Janus Mercury Fund changed its name to "Janus Research Fund." The Fund will continue to be managed with the same investment objective and strategies.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – May 3, 1993

Janus Growth Funds October 31, 2007 33

Janus Research Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,144.80	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

*Expenses are equal to the annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34 Janus Growth Funds October 31, 2007

Janus Research Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 95.0%
Advertising Sales - 0.7%
685,930	Lamar Advertising Co.*	$36,669,818
Aerospace and Defense - 3.1%
3,009,565	BAE Systems PLC**	31,265,566
584,470	Boeing Co.	57,622,897
1,357,020	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	66,181,866
		155,070,329
Agricultural Chemicals - 1.4%
306,285	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)**	37,617,923
144,508	Syngenta A.G**	34,901,828
		72,519,751
Agricultural Operations - 1.0%
412,955	Bunge, Ltd.	47,568,286
Apparel Manufacturers - 0.5%
1,548,500	Esprit Holdings, Ltd.	26,332,373
Applications Software - 1.4%
709,285	Infosys Technologies, Ltd.	33,502,492
1,752,185	Red Hat, Inc.*,#	37,829,674
		71,332,166
Athletic Footwear - 0.9%
682,405	NIKE, Inc. - Class B	45,216,155
Audio and Video Products - 0.6%
649,400	Sony Corp**	32,088,549
Automotive - Cars and Light Trucks - 0.7%
493,681	BMW A.G**	33,040,203
Beverages - Non-Alcoholic - 1.0%
812,050	Coca-Cola Co.	50,152,208
Brewery - 1.9%
1,096,210	Anheuser-Busch Companies, Inc.	56,213,649
405,089	InBev N.V.**	38,291,855
		94,505,504
Building - Residential and Commercial - 1.1%
116,570	NVR, Inc.*,#	55,458,178
Building and Construction Products - Miscellaneous - 1.3%
1,589,450	USG Corp.*,#	63,180,638
Casino Hotels - 0.0%
56,125	Melco PBL Entertainment (Macau) Ltd. (ADR)*,#	892,388
Casino Services - 0.7%
795,355	International Game Technology	34,685,432
Cellular Telecommunications - 0.8%
617,860	America Movil S.A. de C.V. - Series L (ADR)	40,401,865
Computers - 2.3%
416,830	Apple, Inc.*	79,176,858
737,320	Hewlett-Packard Co.	38,104,698
		117,281,556
Computers - Memory Devices - 2.2%
4,263,360	EMC Corp.*	108,246,710
Containers - Metal and Glass - 3.6%
1,073,343	Ball Corp.	53,216,346
2,774,510	Owens-Illinois, Inc.*,#	123,243,733
		176,460,079

Shares or Principal Amount		Value
Cosmetics and Toiletries - 1.3%
1,647,755	Avon Products, Inc.	$67,525,000
Data Processing and Management - 2.5%
868,040	NAVTEQ Corp.*	67,012,688
1,391,060	Paychex, Inc.#	58,118,487
		125,131,175
Diversified Operations - 2.4%
2,877,475	General Electric Co.	118,436,871
Drug Delivery Systems - 1.1%
1,289,415	Hospira, Inc.*	53,291,522
Electric - Generation - 1.9%
4,369,245	AES Corp.*	93,545,535
Electronic Components - Semiconductors - 3.7%
16,234,461	ARM Holdings PLC**	50,316,103
1,225,245	Microsemi Corp.*,#	32,603,769
68,804	Samsung Electronics Company, Ltd.**	42,732,434
1,871,460	SiRF Technology Holdings, Inc.*,#	55,788,222
		181,440,528
Electronic Forms - 0.1%
65,225	Adobe Systems, Inc.*	3,124,278
Energy - Alternate Sources - 1.9%
1,685,728	JA Solar Holdings Company, Ltd. (ADR)*,#	97,097,933
Engineering - Research and Development Services - 0.7%
1,191,680	ABB, Ltd.**	36,041,509
Enterprise Software/Services - 0.5%
1,228,870	Oracle Corp.*	27,244,048
Entertainment Software - 1.1%
934,169	Electronic Arts, Inc.*	57,096,409
Finance - Credit Card - 0.5%
449,865	American Express Co.	27,419,272
Finance - Investment Bankers/Brokers - 1.6%
685,780	JP Morgan Chase & Co.	32,231,660
1,290,060	optionsXpress Holdings, Inc.#	38,392,186
215,505	UBS A.G. (U.S. Shares)**	11,570,463
		82,194,309
Finance - Mortgage Loan Banker - 0.6%
529,515	Fannie Mae	30,203,536
Food - Diversified - 1.4%
1,308,602	Kraft Foods, Inc. - Class A	43,720,393
61,703	Nestle S.A**	28,530,012
		72,250,405
Food - Retail - 0.5%
2,244,227	Tesco PLC**	22,827,359
Independent Power Producer - 1.0%
1,114,887	NRG Energy, Inc.*	50,905,740
Industrial Automation and Robotics - 1.1%
830,850	Rockwell Automation, Inc.	57,228,948
Investment Management and Advisory Services - 0.7%
648,270	National Financial Partners Corp.#	35,440,921
Medical - Biomedical and Genetic - 1.4%
1,092,902	Celgene Corp.*	72,131,532
Medical - Drugs - 3.4%
992,305	Merck & Company, Inc.	57,811,688
548,158	Novartis A.G**	29,211,127
232,207	Roche Holding A.G**	39,704,270
522,205	Shire PLC (ADR)**	39,243,706
		165,970,791

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 35

Janus Research Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Medical - HMO - 1.9%
1,330,432	Coventry Health Care, Inc.*	$80,238,354
309,500	UnitedHealth Group, Inc.	15,211,925
		95,450,279
Medical Instruments - 1.2%
1,464,360	St. Jude Medical, Inc.*	59,643,383
Medical Products - 0.6%
103,737	Nobel Biocare Holding A.G**	30,308,484
Multimedia - 1.9%
715,120	McGraw-Hill Companies, Inc.	35,784,605
1,706,775	News Corporation, Inc. - Class A	36,985,814
1,078,725	Publishing & Broadcasting, Ltd.	21,073,465
		93,843,884
Oil - Field Services - 0.9%
1,733,920	BJ Services Co.	43,677,445
Oil and Gas Drilling - 0.6%
1,054,515	Nabors Industries, Ltd.*	29,610,781
Oil Companies - Exploration and Production - 3.0%
648,741	Apache Corp.	67,345,804
497,198	EnCana Corp.**	34,799,648
546,349	EOG Resources, Inc.	48,406,521
		150,551,973
Oil Refining and Marketing - 2.9%
1,242,128	Reliance Industries, Ltd.	88,167,694
779,775	Valero Energy Corp.	54,919,553
		143,087,247
Optical Supplies - 0.8%
251,380	Alcon, Inc. (U.S. Shares)**	38,262,550
Real Estate Operating/Development - 1.6%
5,681,000	CapitaLand, Ltd.	31,986,890
8,122,000	Hang Lung Properties, Ltd.	39,919,391
189,697	St. Joe Co.#	6,423,140
		78,329,421
Reinsurance - 0.7%
8,461	Berkshire Hathaway, Inc. - Class B*	37,346,854
REIT - Diversified - 0.4%
1,113,990	CapitalSource, Inc.#	20,296,898
Respiratory Products - 0.9%
924,745	Respironics, Inc.*	46,292,735
Retail - Apparel and Shoe - 2.0%
576,595	Abercrombie & Fitch Co. - Class A	45,666,324
383,053	Industria de Diseno Textil S.A.**	28,623,247
713,145	Nordstrom, Inc.	28,126,439
		102,416,010
Retail - Computer Equipment - 0.5%
444,200	GameStop Corp. - Class A*,#	26,305,524
Retail - Consumer Electronics - 0.9%
470,485	Best Buy Company, Inc.#	22,827,932
222,410	Yamada Denki Company, Ltd.**	22,895,133
		45,723,065
Retail - Drug Store - 1.4%
1,728,085	CVS/Caremark Corp.	72,182,110
Retail - Jewelry - 0.6%
542,235	Tiffany & Co.	29,378,292

Shares or Principal Amount		Value
Semiconductor Components/Integrated Circuits - 3.6%
3,195,785	Cypress Semiconductor Corp.*,#	$116,805,941
3,332,880	Marvell Technology Group, Ltd.*	60,091,826
		176,897,767
Semiconductor Equipment - 1.2%
1,114,610	KLA-Tencor Corp.	58,684,217
Telecommunication Equipment - 0.7%
776,835	CommScope, Inc.*	36,643,307
Telecommunication Equipment - Fiber Optics - 0.9%
1,783,275	Corning, Inc.	43,280,084
Telecommunication Services - 2.2%
924,810	Amdocs, Ltd. (U.S. Shares)*,**	31,813,464
1,103,962	SAVVIS, Inc.*	41,707,684
1,510,924	Time Warner Telecom, Inc. - Class A*	35,113,874
		108,635,022
Television - 0.8%
2,934,596	British Sky Broadcasting Group PLC**	41,590,366
Therapeutics - 1.9%
1,104,885	Amylin Pharmaceuticals, Inc.*,#	49,741,923
616,368	Gilead Sciences, Inc.*	28,470,038
244,648	United Therapeutics Corp.*,#	16,743,709
		94,955,670
Tobacco - 1.2%
837,577	Altria Group, Inc.	61,084,491
Toys - 0.9%
2,103,750	Mattel, Inc.	43,947,338
Transportation - Services - 1.7%
559,420	C.H. Robinson Worldwide, Inc.	27,926,246
784,150	United Parcel Service, Inc. - Class B	58,889,665
		86,815,911
Web Portals/Internet Service Providers - 0.6%
918,106	Yahoo!, Inc.*	28,553,097
Wireless Equipment - 1.9%
1,295,125	Crown Castle International Corp.*	53,190,783
1,023,635	QUALCOMM, Inc.	43,739,924
		96,930,707
Total Common Stock (cost $3,758,918,167)		4,758,374,722
Equity-Linked Structured Notes - 0.6%
Finance - Investment Bankers/Brokers - 0.6%
642,382	Morgan Stanley Co., convertible, (Arch Coal, Inc.), 12.00%§ (cost $27,025,011)	28,374,013
Money Markets - 3.3%
103,852,850	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	103,852,850
60,110,700	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	60,110,700
Total Money Markets (cost $163,963,550)		163,963,550
Other Securities - 5.2%
261,058,293	Allianz Dresdner Daily Asset Fund† (cost $261,058,293)	261,058,293
Total Investments (total cost $4,210,965,021) – 104.1%		5,211,770,578
Liabilities, net of Cash, Receivables and Other Assets – (4.1)%		(205,531,303)
Net Assets – 100%		$5,006,239,275

See Notes to Schedules of Investments and Financial Statements.
36 Janus Growth Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$21,073,465	0.4%
Belgium	38,291,855	0.7%
Bermuda	163,603,266	3.2%
Brazil	66,181,866	1.3%
Canada	72,417,571	1.4%
China	97,097,933	1.9%
Germany	33,040,203	0.6%
Hong Kong	40,811,779	0.8%
India	121,670,186	2.2%
Japan	54,983,682	1.1%
Mexico	40,401,865	0.8%
Singapore	31,986,890	0.6%
South Korea	42,732,434	0.8%
Spain	28,623,247	0.5%
Switzerland	248,530,243	4.7%
United Kingdom	217,056,564	4.2%
United States††	3,893,267,529	74.8%
Total	$5,211,770,578	100.0%

†† Includes Short-Term Securities and Other Securities (66.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 11/29/07	7,000,000	$14,540,178	$(635,378)
British Pound 5/14/08	30,500,000	62,977,935	(1,320,507)
Canadian Dollar 11/29/07	11,250,000	11,914,032	(1,255,577)
Euro 4/16/08	32,000,000	46,410,891	(955,532)
Euro 5/14/08	4,500,000	6,526,847	(132,459)
Japanese Yen 4/16/08	3,350,000,000	29,576,326	(536,546)
South Korean Won 5/14/08	20,650,000,000	23,089,634	(450,813)
Swiss Franc 11/29/07	34,300,000	29,678,169	(1,172,751)
Total		$224,714,012	$(6,459,563)

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 37

Janus Triton Fund (unaudited)

Ticker: JATTX

Fund Snapshot

A growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade
co-portfolio manager

Brian Schaub
co-portfolio manager

Performance Overview

Stocks continued their march upward during the 12-month period ended October 31, 2007. We are pleased to report that Janus Triton Fund returned 32.57% and outperformed its benchmark, the Russell 2500(TM) Growth Index, which returned 20.36%.

The last 12 months were marked by many cross currents that made for a volatile market. On the positive side, economic growth outside of the U.S. remained robust, especially in the increasingly important BRIC countries (Brazil, Russia, India, and China). Additionally, job growth in the U.S. remained healthy and inflation remained under control. In response to signs of slowing economic growth and tightening liquidity, the Federal Reserve (Fed) comforted investors by lowering the Fed Funds rate by 50 basis points in September and an additional 25 basis points in October. On the negative side, the housing market continued to deteriorate with sales of new and existing homes declining precipitously. Concerns about subprime lending standards and tightening liquidity across the entire spectrum of the debt markets brought the private equity buyout boom to a halt. Finally, the price of oil approached an all-time-inflation-adjusted high, putting further pressure on the consumer. As a result of these areas of concern, fourth quarter GDP growth is expected to slow meaningfully from the 3.9% recorded in the third quarter.

Non-Cyclical Growth

In prior letters we described our investment philosophy, which is to buy and hold high-quality small- and mid-cap growth stocks with sustainable competitive advantages that we believe offer superior return potential over the long term. As the risk of a consumer-led recession increased over the past 12 months, we focused our attention on identifying high-quality businesses that we believe will deliver non-cyclical growth. These non-cyclical companies should show more predictable growth and should be less subject to volatile swings in growth rates, margins, and returns on invested capital as a result of changes in the overall economy. In many cases these companies have recurring revenue business models and pricing power – two qualities that we find highly attractive.

Two companies that we added to the portfolio during the period that fit this bill are Iron Mountain and C.H. Robinson Worldwide. Iron Mountain provides records and information management services under a recurring revenue model. In our opinion, demand for records management will increase independent of economic variables like personal consumption, industrial production, job growth, or inflation. In fact, through the third quarter of 2007, Iron Mountain had grown storage revenues on a quarter-over-quarter basis for 75 consecutive quarters – truly an impressive accomplishment. C.H. Robinson is a non-asset based third party logistics company that provides freight transportation services to companies in a wide variety of industries. As a middle man who sits between companies that have goods to ship and the transportation companies with the assets to ship the goods, we believe that C.H. Robinson will continue to be in a position of strength. In good times, the company sees strong volume growth; in bad times, the company is able to take market share from weaker competitors and increase net revenue margins due to lower purchased transportation costs. Like Iron Mountain, C.H. Robinson has been able to grow through any economic environment with revenues growing every year since 1993, the earliest year for which financial information is available. From 1993 through 2006, C.H. Robinson's operating profit grew at a compound annual rate of 23.22%. We believe that both of these companies have business models and management teams that will enable them to extend their long track records of predictable revenue and profit growth at high incremental margins independent of the economic backdrop.

Key Contributors

Intuitive Surgical, a health care company that we have written about in prior letters, was the Fund's top performer in the period, rising 229.57%. The company continued to experience solid demand for its da Vinci robotic surgical system which we believe is transforming the surgical landscape. As the only player in the growing robotic surgery industry, the company is well positioned to benefit from increasing penetration of its minimally invasive technology in hysterectomy and prostatectomy procedures. We still believe that Intuitive Surgical is a high-quality company with sustainable

38 Janus Growth Funds October 31, 2007

(unaudited)

competitive advantages, but we trimmed the position during the period due to valuation concerns.

Digital map maker, NAVTEQ, also contributed positively to performance. NAVTEQ's revenue growth accelerated during the period owing to robust demand for Global Positioning System (GPS) devices and increased penetration rates for in-dash navigation systems. The company also benefited from Personal Navigation Device (PND) manufacturer TomTom's announcement that it intended to acquire Tele Atlas, NAVTEQ's only competitor, for a sizeable premium. This announcement reminded investors how crucial NAVTEQ's map building capabilities are to GPS companies. In fact, in early October, Nokia announced its intention to acquire NAVTEQ for $78 per share, an approximate 34% premium to NAVTEQ's share price just one month prior to the announcement. The Fund's investment in NAVTEQ returned 132.53% during the 12-month period.

Main Detractors

Varian Medical Systems is the leading provider of radiation therapy equipment used in the treatment of cancer. When we purchased Varian, we believed that the company was poised for continued double-digit growth given the rising incidence of cancer, radiation's prominent role in the treatment of cancer, low penetration in international markets and Varian's market leading position. However, the competitive environment began to deteriorate as upstarts like Tomotherapy rolled out new hardware platforms that began to take share from Varian. As a result, Varian's growth rate in oncology systems slowed to the single digits in fiscal 2007. Given the intensifying competitive landscape, we exited the position and allocated the funds to ideas that we believe have more attractive risk-reward profiles. Varian declined 24.04% during the period.

E-Seikatsu Co. provides a web based subscription service to real estate agents in Japan to help them manage their real estate listings. During the past 12 months, the company made good progress migrating the market from out-dated paper based systems to its web-based systems to manage listings. While the migration has been slower than expected, we continue to believe that e-Seikatsu is offering a differentiated product that has the potential to transform the real estate market in Japan. The number of setbacks over the past 12 months has been disappointing, but we believe the company's competitive advantage and long-term growth prospects remain strong. We continued to own the stock at period end despite a 65.68% decline during the period.

Summary

Our investment process, which has delivered strong performance since we took over management of the Fund on July 1, 2006, has not changed. Further, we are confident that we own high-quality companies that are attractively valued to generate healthy returns. We commit to you that we will work diligently to manage the Fund's assets in a disciplined and thoughtful manner that we believe will maximize long-term performance. In conclusion, we would like to reinforce that we are investors in the Fund alongside you, and as such, our interests are directly aligned with yours.

Thank you for your continued investment in Janus Triton Fund.

Janus Growth Funds October 31, 2007 39

Janus Triton Fund (unaudited)

Janus Triton Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Intuitive Surgical, Inc.	2.27%
JA Solar Holdings Company, Ltd. (ADR)	1.98%
Cypress Semiconductor Corp.	1.56%
NAVTEQ Corp.	1.29%
Shanghai Electric Group Company, Ltd.	1.24%

5 Largest Detractors from Performance – Holdings

Contribution
E-Seikatsu Company, Ltd.	(0.87)%
Varian Medical Systems, Inc.	(0.69)%
Corporate Executive Board Co.	(0.53)%
Nelnet, Inc.	(0.53)%
Achillion Pharmaceuticals, Inc.	(0.44)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500TM Growth Index Weighting
Information Technology	9.78%	22.84%	20.51%
Industrials	6.89%	22.52%	16.95%
Consumer Discretionary	6.05%	16.63%	17.91%
Health Care	4.99%	18.01%	17.79%
Energy	1.70%	4.49%	6.68%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500TM Growth Index Weighting
Financials	(0.14)%	8.05%	10.14%
Consumer Staples	(0.11)%	0.60%	2.21%
Utilities	0.00%	0.00%	0.70%
Materials	0.07%	0.21%	5.37%
Other*	0.20%	0.38%	0.00%

*Industry not classified by Global Industry Classification Standard.

40 Janus Growth Funds October 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

SAVVIS, Inc. Telecommunication Services	2.1%
SBA Communications Corp. - Class A Wireless Equipment	1.9%
JA Solar Holdings Company, Ltd. (ADR) Energy - Alternate Sources	1.7%
Equinix, Inc. Web Hosting/Design	1.6%
Iron Mountain, Inc. Commercial Services	1.6%
8.9%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 4.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

Janus Growth Funds October 31, 2007 41

Janus Triton Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007					Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Triton Fund	32.57%		23.04%		1.11%
Russell 2500TM Growth Index	20.36%		14.33%
Lipper Quartile	1	st	1	st
Lipper Ranking - based on total return for Small-Cap Growth Funds	41/586		8/488

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – February 25, 2005

42 Janus Growth Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,203.80	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

*Expenses are equal to the annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2007 43

Janus Triton Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 95.7%
Advertising Sales - 1.2%
34,568	Lamar Advertising Co.*	$1,848,005
Aerospace and Defense - 3.0%
39,500	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	1,926,415
36,185	Spirit Aerosystems Holdings, Inc.*	1,256,343
29,650	TransDigm Group, Inc.*	1,349,668
		4,532,426
Apparel Manufacturers - 0.9%
97,345	Quiksilver, Inc.*	1,314,158
Applications Software - 0.6%
38,435	Red Hat, Inc.*	829,812
Auction House - Art Dealer - 0.7%
14,460	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	1,082,042
Audio and Video Products - 1.0%
52,695	DTS, Inc.*,#	1,498,119
Building - Mobile Home and Manufactured Homes - 1.0%
30,095	Thor Industries, Inc.	1,444,560
Casino Services - 1.7%
292,326	Elixir Gaming Technologies, Inc. Private Placement*,oo,§	1,299,535
34,120	Scientific Games Corp. - Class A*,#	1,233,438
		2,532,973
Chemicals - Plastics - 0.7%
35,965	Metabolix, Inc.*	1,039,029
Commercial Banks - 1.8%
28,750	East West Bancorp, Inc.	970,025
37,025	Westamerica Bancorporation#	1,780,162
		2,750,187
Commercial Services - 2.9%
33,965	CoStar Group, Inc.*	1,952,988
68,780	Iron Mountain, Inc.*	2,388,729
		4,341,717
Commercial Services - Finance - 2.5%
71,035	Euronet Worldwide, Inc.*,#	2,275,251
47,545	Jackson Hewitt Tax Service, Inc.	1,485,781
		3,761,032
Computer Services - 1.8%
26,025	Ceridian Corp.*	935,339
29,715	IHS, Inc. - Class A*	1,873,530
		2,808,869
Computer Software - 0.9%
40,315	Omniture, Inc.*,#	1,377,160
Data Processing and Management - 1.0%
20,150	NAVTEQ Corp.*	1,555,580
Diagnostic Kits - 0.9%
11,100	IDEXX Laboratories, Inc.*	1,351,758
Distribution/Wholesale - 2.4%
43,405	MWI Veterinary Supply, Inc.*	1,812,159
72,765	NuCo2, Inc.	1,876,609
		3,688,768
Diversified Operations - 2.4%
29,820	Crane Co.	1,414,660
599,000	Melco International Development, Ltd.	1,143,282
3,269,289	Polytec Asset Holdings, Ltd.§	1,026,008
		3,583,950

Shares or Principal Amount		Value
E-Commerce/Services - 0.2%
176,500	Alibaba.com, Ltd.oo	$307,448
Electronic Components - Semiconductors - 3.7%
405,741	ARM Holdings PLC	1,257,529
39,915	IPG Photonics Corp.*	759,982
43,740	Microchip Technology, Inc.	1,450,855
24,960	Microsemi Corp.*,#	664,186
45,220	SiRF Technology Holdings, Inc.*,#	1,348,008
		5,480,560
Electronic Connectors - 1.5%
50,870	Amphenol Corp. - Class A	2,252,015
Electronic Measuring Instruments - 1.0%
35,934	Trimble Navigation, Ltd.*	1,498,448
Energy - Alternate Sources - 1.7%
45,215	JA Solar Holdings Company, Ltd. (ADR)*	2,604,384
Filtration and Separations Products - 1.5%
63,030	CLARCOR, Inc.	2,298,074
Finance - Consumer Loans - 0.9%
70,260	Nelnet, Inc. - Class A	1,305,431
Finance - Other Services - 0.7%
71,970	MarketAxess Holdings, Inc.*	1,127,770
Firearms and Ammunition - 0.9%
149,180	Sturm Ruger and Company, Inc.*	1,394,833
Footwear and Related Apparel - 0.8%
49,755	Wolverine World Wide, Inc.	1,275,718
Human Resources - 1.5%
103,100	Resources Connection, Inc.*	2,347,587
Internet Applications Software - 0.4%
966	E-Seikatsu Company, Ltd.*	630,867
Internet Content - Information/News - 0.4%
119,230	Harris Interactive, Inc.*	549,650
Machinery - General Industrial - 1.0%
1,527,570	Shanghai Electric Group Company, Ltd.	1,530,044
Medical - Drugs - 0.7%
101,870	Achillion Pharmaceuticals, Inc.*	565,379
47,945	Array BioPharma, Inc.*	536,984
		1,102,363
Medical Instruments - 2.5%
2,211	Intuitive Surgical, Inc.*	722,710
26,397	Kyphon, Inc.*	1,871,019
13,795	Ventana Medical Systems, Inc.*	1,213,960
		3,807,689
Medical Products - 1.4%
3,510	Nobel Biocare Holding A.G.	1,025,505
53,410	Tomotherapy, Inc.*	1,168,076
		2,193,581
Oil - Field Services - 0.9%
48,110	Acergy S.A. (ADR)	1,392,303
Oil and Gas Drilling - 1.2%
56,130	Helmerich & Payne, Inc.	1,774,831
Oil Companies - Exploration and Production - 1.9%
25,446	Carrizo Oil & Gas, Inc.*	1,307,670
84,820	Petrohawk Energy Corp.*	1,569,170
		2,876,840

See Notes to Schedules of Investments and Financial Statements.
44 Janus Growth Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Physician Practice Management - 1.7%
15,175	Healthways, Inc.*	$921,123
25,580	Pediatrix Medical Group, Inc.*	1,675,490
		2,596,613
Power Converters and Power Supply Equipment - 0.7%
65,200	Advanced Energy Industries, Inc.*	1,043,200
Printing - Commercial - 1.3%
42,445	VistaPrint, Ltd.*	2,019,109
Publishing - Newspapers - 1.3%
75,480	Dolan Media*	2,037,960
Real Estate Operating/Development - 1.1%
76,060	Rodobens Negocios Imobiliarios S.A.	967,348
20,825	St. Joe Co.#	705,135
		1,672,483
REIT - Diversified - 0.9%
73,794	CapitalSource, Inc.	1,344,527
Respiratory Products - 1.0%
30,390	Respironics, Inc.*	1,521,323
Retail - Apparel and Shoe - 0.9%
17,105	Abercrombie & Fitch Co. - Class A	1,354,716
Retail - Computer Equipment - 0.9%
22,890	GameStop Corp. - Class A*	1,355,546
Retail - Perfume and Cosmetics - 0.2%
7,285	Ulta Salon, Cosmetics & Fragrance, Inc.*	249,147
Retail - Petroleum Products - 0.8%
27,565	World Fuel Services Corp.	1,220,854
Retail - Restaurants - 1.0%
11,390	Chipotle Mexican Grill, Inc. - Class A*,#	1,583,210
Retail - Sporting Goods - 0.4%
14,740	Zumiez, Inc.*,#	617,016
Schools - 1.4%
11,225	Strayer Education, Inc.	2,093,014
Semiconductor Components/Integrated Circuits - 2.4%
303,170	Atmel Corp.*	1,482,501
60,300	Cypress Semiconductor Corp.*	2,203,965
		3,686,466
Specified Purpose Acquisition Company - 0.4%
77,660	Information Services Group, Inc.*	585,556
Telecommunication Equipment - 1.1%
35,570	CommScope, Inc.*	1,677,837
Telecommunication Services - 5.6%
35,150	Amdocs, Ltd. (U.S. Shares)*	1,209,160
60,735	NeuStar, Inc. - Class A*	2,077,137
85,505	SAVVIS, Inc.*	3,230,378
82,200	Time Warner Telecom, Inc. - Class A*	1,910,328
		8,427,003
Theaters - 1.1%
60,975	National Cinemedia, Inc.	1,641,447
Therapeutics - 2.4%
12,835	Amylin Pharmaceuticals, Inc.*,#	577,832
65,455	MannKind Corp.*,#	597,604
53,210	MGI Pharma, Inc.*	1,733,582
31,315	Theravance, Inc.*	783,501
		3,692,519
Toys - 1.0%
70,700	Mattel, Inc.	1,476,923

Shares or Principal Amount		Value
Transactional Software - 3.1%
89,220	Innerworkings, Inc.*,#	$1,435,550
77,075	Solera Holdings, Inc.*	1,657,883
32,060	VeriFone Holdings, Inc.*	1,584,726
		4,678,159
Transportation - Equipment and Leasing - 0.9%
34,190	GATX Corp.	1,400,764
Transportation - Marine - 1.0%
48,880	Horizon Lines, Inc. - Class A#	1,537,765
Transportation - Services - 1.9%
30,335	C.H. Robinson Worldwide, Inc.	1,514,323
356,000	Integrated Distribution Services Group, Ltd.	1,396,284
		2,910,607
Transportation - Truck - 3.5%
71,985	Forward Air Corp.	2,348,871
107,575	Heartland Express, Inc.	1,499,596
67,155	Old Dominion Freight Line, Inc.*	1,517,031
		5,365,498
Veterinary Diagnostics - 0.9%
30,765	VCA Antech, Inc.*	1,416,728
Web Hosting/Design - 2.7%
20,920	Equinix, Inc.*,#	2,440,527
211,930	Terremark Worldwide, Inc.*,#	1,638,219
		4,078,746
Wireless Equipment - 1.9%
82,285	SBA Communications Corp. - Class A*	2,929,346
Total Common Stock (cost $121,542,914)		145,304,663
Money Market - 4.1%
6,198,303	Janus Institutional Cash Management Fund - Institutional Shares, 5.15% (cost $6,198,303)	6,198,303
Other Securities - 8.1%
12,418,835	Allianz Dresdner Daily Asset Fund† (cost $12,418,835)	12,418,835
Total Investments (total cost $140,160,052) – 107.9%		163,921,801
Liabilities, net of Cash, Receivables and Other Assets – (7.9)%		(12,034,169)
Net Assets – 100%		$151,887,632

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investments Securities
Bermuda	$2,019,109	1.2%
Brazil	2,893,763	1.8%
Canada	1,082,042	0.7%
Cayman Islands	1,026,008	0.6%
China	4,441,876	2.7%
Hong Kong	2,539,566	1.6%
Japan	630,867	0.4%
Switzerland	1,025,505	0.6%
United Kingdom	2,466,689	1.5%
United States††	145,796,376	88.9%
Total	$163,921,801	100.0%

††Includes Short-Term Securities and Other Securities (77.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 45

Janus Twenty Fund (unaudited) (closed to new investors)

Ticker: JAVLX

Fund Snapshot

This focused growth fund invests primarily in a core group of 20-30 companies, including many market leaders whose products and services are being used more often every day.

Scott Schoelzel
portfolio manager

Dear Fellow Investor:

This will be my last letter to you as the Portfolio Manager of Janus Twenty Fund. After more than 10 years as the Fund's manager I will be leaving Janus and relinquishing my role as the Fund's Portfolio Manager at the end of this year. I am proud of the work we have done these past 10 years and the record we have built. From the highs of the late 1990s to the lows in the earlier part of this decade and then back again on top these past five years, what a journey. I want to thank each of you for your continued confidence and investment in the Fund along the way. It would have been easy to walk away when things were tough but I am proud to have persevered, like each of you, to celebrate the Fund's successes, as you will read below.

Performance Overview

For the year ended October 31, 2007 Janus Twenty Fund returned 41.95%. This compares to a 19.23% return for the Russell 1000® Growth Index and a 14.56% return for the S&P 500® Index. In addition to the Fund's performance, the operating metrics of the Fund remain stellar. Turnover moderated from an already low level to 20%, and the Fund's expenses remain amongst the most competitive in the industry at 0.92% as of the current prospectus. When these returns are added to the results we have delivered in previous years, Janus Twenty Fund's performance record places it in either the first or second percentile of all Lipper Large-Cap Growth Funds for the past 1-, 3-, 5- and 10-year periods.

As of October 31, 2007	One Year		Three Years		Five Years		Ten Years
Lipper Quartile	1	st	1	st	1	st	1	st
Rank	(6 out of 732)		(5 out of 621)		(2 out of 525)		(4 out of 224)
Percentile	1	st	1	st	1	st	2	nd
Janus Twenty Fund	41.95%		23.89%		20.13%		10.64%
Russell 1000® Growth Index	19.23%		12.87%		12.61%		4.81%
S&P 500® Index	14.56%		13.16%		13.88%		7.10%

Annual expense ratio of Janus Twenty Fund as of the current prospectus: 0.92%

Lipper rankings based on total returns for Lipper Large-Cap Growth Funds. Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800-525-3713 or visit janus.com for performance current to the most recent month-end.

What Went Right

One criticism often leveled at Janus is that we are "momentum" investors. I have heard this again recently as some of our larger, more successful holdings in Janus Twenty Fund have become quite popular recently in the financial media. Over the past year the five biggest contributors to Janus Twenty Fund's performance have been our investments in Research In Motion (RIMM) the maker of the increasingly popular BlackBerry mobile computing device, Potash Corporation of Saskatchewan, the world's largest miner of potash, Apple, Google and Companhia Vale do Rio Doce (CVRD) the diversified Brazilian mining concern. While many of these companies are coming to the forefront of investors minds today, investors in Janus Twenty Fund and readers of this letter may remember that we have talked about many of these investments in years past. For example, the single biggest contributor to the Fund's performance this year was our investment in RIMM. Our investment in RIMM was initiated in May of 2004. Our investment in Potash Corporation, the second largest contributor to the Fund's performance this year was established nearly two years ago in January of 2006. Our position in Apple was established over two years ago in August of 2005 and Google nearly three years ago in January 2005. CVRD, the newcomer, was initiated in August of 2006. So while many of these names are gaining popularity now, the picture was not nearly so clear a few years ago when we started to make these investments. And remember, it is not like we own 150 stocks and have "cherry picked" a few examples to make a point; we only have a handful of stocks in the entire portfolio and the ones depicted here were limited solely to the top five performance contributors.

Over a longer period of time, some of the other biggest contributors to the Fund's long-term performance and which are still owned in the Fund include Goldman Sachs Group, an investment initiated in August of 2000, Celgene initiated in

46 Janus Growth Funds October 31, 2007

(unaudited)

May of 2004 and Roche Holdings A.G. initiated in May of 2003. I could go on and on, but the common thread among all of these early, timely investments is Janus' research. To that end, I would once again like to thank all of the Janus research analysts and my fellow portfolio managers, past and present, for all of their work and contributions to Janus Twenty Fund's success over the years. It is clear to me that it is a myth that Janus is a group of "momentum" investors. Janus is a research centric money management firm.

What Went Wrong

Although Janus Twenty Fund had a strong year, not everything went our way. During 2007 we began to initiate some investments in a number of the leading brokerage firms as the "subprime" issue began to unfold. Thus far these "starter" positions have hurt the Fund's performance. To put this in a bit of context, Janus Twenty Fund's three worst performing investments this past year were our positions in Merrill Lynch, Lehman Brothers Holdings and Bear Stearns. The detriment to performance has been (0.80)%, (0.74)% and (0.65)% respectively for a total of (2.19)%. Our single position in RIMM, described above, contributed 8.47% during the same period. So while I never like to lose money, sometimes, as we wade into a tumultuous opportunity, the short-term can go against us. We continue to monitor the evolving "subprime" landscape and its potential "ripple effect" and are confident that we will strike the right balance between prudence and opportunity.

Outlook

As for the market itself, I have never been very comfortable trying to guess which way the indices might zig or zag. The U.S. economy is certainly not short of challenges, but the rest of the world seems to be embracing the fruits of capitalism and growing quite nicely, for now. I do worry about the increasing difficultly in finding and developing new supplies of energy and the associated adverse ripple effects that any shortages may have on the world's economy. For now, I believe the Fund is well positioned with its energy exposure, but severe disruptions could have profoundly adverse broader effects. More optimistically, I continue to marvel at the rate of innovation in everything from technology centric entertainment, to global financial services to genetics, to undersea oil exploration and everything in between. In the end, I am confident that there will always be companies who are providing innovative products and services that will prove to be good investments too. I continue to believe that the key to investment success is stock-specific research; broad generalizations can be both difficult and costly.

As I say goodbye, I would like to thank each of you for your continued confidence and investment in Janus Twenty Fund. The past 10 years have been exhilarating and I cannot begin to express how humbled and how proud I am to have been entrusted with your investments. It would have been easy to walk away in the midst of the poor performance and Janus' regulatory troubles earlier this decade. But like each of you and so many of my colleagues at Janus, I am proud to have persevered. The investment performance of the Fund is once again indisputably among the best in the industry and the resultant sense of both "going out on top" and having "completed the bargain" is very gratifying. I will miss all of my colleagues and friends at Janus and wish all of you only success in your investing future.

Janus Growth Funds October 31, 2007 47

Janus Twenty Fund (unaudited)

Janus Twenty Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Research In Motion, Ltd.	8.47%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	7.76%
Apple, Inc.	5.09%
Google, Inc. - Class A	3.68%
Companhia Vale do Rio Doce	3.58%

5 Largest Detractors from Performance – Holdings

Contribution
Merrill Lynch & Company, Inc.	(0.80)%
Lehman Brothers Holdings, Inc.	(0.74)%
Bear Stearns Companies, Inc.	(0.65)%
Whole Foods Market, Inc.	(0.48)%
Publishing & Broadcasting	(0.29)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Information Technology	17.41%	18.03%	26.89%
Materials	15.15%	14.03%	2.96%
Energy	5.28%	12.73%	5.54%
Health Care	3.74%	20.15%	16.84%
Consumer Staples	2.09%	7.05%	9.73%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Financials	(0.65)%	16.76%	8.06%
Utilities	(0.07)%	0.04%	1.49%
Telecommunication Services	0.00%	0.00%	0.88%
Industrials	0.55%	2.06%	13.90%
Consumer Discretionary	1.98%	9.16%	13.71%

48 Janus Growth Funds October 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007
Research In Motion, Ltd. (U.S. Shares) Computers	8.3%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	7.8%
Google, Inc. - Class A Web Portals/Isp	7.4%
Apple, Inc. Computers	6.0%
Celgene Corp. Medical - Biomedical And Genetic	4.6%
34.1%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 4.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

Janus Growth Funds October 31, 2007 49

Janus Twenty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception**		Total Annual Fund Operating Expenses
Janus Twenty Fund*	41.95%		20.13%		10.64%		14.47%		0.92%
Russell 1000® Growth Index	19.23%		12.61%		4.81%		11.57%
S&P 500® Index	14.56%		13.88%		7.10%		12.72%
Lipper Quartile	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	6/732		2/525		4/224		1/40

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

Effective January 1, 2008, Ron Sachs is Portfolio Manager of Janus Twenty Fund. Scott Schoelzel, current portfolio manager for Janus Twenty Fund, will remain with Janus Capital through the end of 2007 to ensure a smooth transition of the Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*Closed to new investors.

**The Fund's inception date – April 30, 1985

50 Janus Growth Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,278.50	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

*Expenses are equal to the annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2007 51

Janus Twenty Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 92.6%
Aerospace and Defense - 1.0%
12,287,948	BAE Systems PLC	$127,656,206
Agricultural Chemicals - 14.1%
3,099,255	Monsanto Co.	302,580,266
8,114,760	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	996,654,823
2,127,776	Syngenta A.G.	513,904,223
		1,813,139,312
Agricultural Operations - 3.6%
3,935,525	Bunge, Ltd.#	453,333,125
Audio and Video Products - 2.2%
5,699,745	Sony Corp. (ADR)	281,909,388
Casino Hotels - 1.3%
1,232,275	Las Vegas Sands Corp.*,#	163,991,157
Computers - 14.2%
4,013,045	Apple, Inc.*	762,277,897
8,521,815	Research In Motion, Ltd. (U.S. Shares)*	1,061,051,185
		1,823,329,082
Cosmetics and Toiletries - 3.2%
5,870,065	Procter & Gamble Co.	408,086,919
Diversified Minerals - 4.4%
14,935,100	Companhia Vale do Rio Doce (ADR)#	562,754,568
Entertainment Software - 0.9%
1,914,085	Electronic Arts, Inc.*	116,988,875
Finance - Investment Bankers/Brokers - 8.1%
1,572,815	Bear Stearns Companies, Inc.	178,671,784
2,074,390	Goldman Sachs Group, Inc.	514,282,768
1,882,355	Lehman Brothers Holdings, Inc.	119,228,366
3,421,580	Merrill Lynch & Company, Inc.	225,892,712
		1,038,075,630
Finance - Other Services - 1.0%
199,520	CME Group, Inc.	132,930,200
Medical - Biomedical and Genetic - 6.0%
8,858,991	Celgene Corp.*,#	584,693,406
2,399,831	Genentech, Inc.*	177,899,472
		762,592,878
Medical - Drugs - 1.8%
1,352,878	Roche Holding A.G.	231,323,920
Oil Companies - Exploration and Production - 4.7%
1,508,335	Apache Corp.	156,580,256
1,582,932	EOG Resources, Inc.#	140,247,775
4,374,260	Occidental Petroleum Corp.	302,042,654
		598,870,685
Oil Companies - Integrated - 5.7%
4,717,580	ConocoPhillips	400,805,597
4,595,775	Hess Corp.	329,103,448
		729,909,045
Oil Refining and Marketing - 1.2%
2,120,515	Valero Energy Corp.	149,347,871
Optical Supplies - 2.6%
2,179,665	Alcon, Inc. (U.S. Shares)#	331,766,810
Retail - Apparel and Shoe - 1.2%
2,053,706	Industria de Diseno Textil S.A.#	153,461,098

Shares or Principal Amount		Value
Retail - Consumer Electronics - 1.2%
1,435,410	Yamada Denki Company, Ltd.#	$147,762,703
Retail - Major Department Stores - 0.6%
1,330,600	J.C. Penney Company, Inc.	74,832,944
Super-Regional Banks - 1.9%
7,026,350	Wells Fargo & Co.	238,966,164
Therapeutics - 4.3%
11,768,720	Gilead Sciences, Inc.*	543,597,177
Web Portals/Internet Service Providers - 7.4%
1,333,996	Google, Inc. - Class A*	943,135,172
Total Common Stock (cost $5,886,264,880)		11,827,760,929
Money Markets - 7.3%
427,864,042	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	427,864,042
507,381,608	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	507,381,608
Total Money Markets (cost $935,245,650)		935,245,650
Other Securities - 2.6%
331,672,000	Allianz Dresdner Daily Asset Fund† (cost $331,672,000)	331,672,000
Total Investments (total cost $7,153,182,530) – 102.5%		13,094,678,579
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(325,213,372)
Net Assets – 100%		$12,769,465,207

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$453,333,125	3.5%
Brazil	562,754,568	4.3%
Canada	2,057,706,008	15.7%
Japan	429,672,091	3.3%
Spain	153,461,098	1.2%
Switzerland	1,076,994,953	8.2%
United Kingdom	127,656,206	1.0%
United States††	8,233,100,530	62.8%
Total	$13,094,678,579	100.0%

††Includes Short-Term Securities and Other Securities (53.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
52 Janus Growth Funds October 31, 2007

Janus Venture Fund (unaudited) (closed to new investors)

Ticker: JAVTX

Fund Snapshot

This growth fund focuses on small companies, where there's less Wall Street coverage and more opportunity for a research edge.

Will Bales
portfolio manager

Performance Overview

For the 12-month period ended October 31, 2007, the Fund returned 34.68%, outpacing both its primary and secondary benchmarks, the Russell 2000® Growth Index and the Russell 2000® Index, which returned 16.73% and 9.27%, respectively.

Overview

Equity markets worldwide turned in a very convincing performance over the 12 months ended October 31, 2007, with many indices finishing just off record highs amid continued expansion in the global economy and hope that the Federal Reserve's (Fed) interest rate cuts late in the period might help the U.S. economy avert a recession. Earnings momentum and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, but problems in the U.S. credit markets starting in July and August rattled investors. Volatility rose as the subprime-related turmoil in the credit markets added to the uncertainty surrounding U.S. economic growth and the outlook for corporate profits, not to mention a sharp decline in M&A activity. Through all of this, emerging country stocks were among the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies and small-cap value issues were among the laggards.

As October came to a close, investors were balancing a more accommodative Fed, a healthy labor market and continued growth overseas with record-high energy prices, slowing earnings momentum and mixed signals on the health of the U.S. consumer. Also fueling the uncertainty surrounding the U.S. economy was the continued weakness in the housing market, which showed little evidence of bottoming during the time period. Nevertheless, domestic equity valuations were considered to be reasonable, particularly with interest rates well off their period highs. With stocks near record levels, the market appeared to be expecting the U.S. economy to remain resilient in the face of the many headwinds and that the Fed may be able to maintain stable economic growth while keeping inflation at bay.

Information Technology Holdings Aided Performance

The Fund's outperformance can be attributed primarily to individual security selection with particularly strong performance coming from stocks in the information technology and consumer discretionary sectors. Additionally, the Fund's holdings in the industrials and financials sectors proved fortuitous during the period.

While the strong performance of information technology stocks made this the largest, positive contributor to the Fund from a sector standpoint, a bottom-up approach to stock picking helped us to identify individual standouts like Omniture. This subscription-based software company was the single largest contributor to the Fund's performance. Specializing in software that helps companies manage and enhance online, offline, and multi-channel business initiatives, Omniture has attracted a diverse and growing customer base. Better-than-expected earnings and new partnerships propelled Omniture's stock price higher during the period with an additional boost late in the period as Omniture announced it was purchasing a primary competitor.

Another information technology standout was Equinix. Several sell-side upgrades helped Equinix, which we feel is positioned to benefit from greater internet traffic and the associated need for web-hosting facilities and data management. This holding which I consider to have open-ended growth potential continued to benefit from limited supply, cost barriers to entry and increasing demand for data traffic solutions which boosted returns.

Document Management Provider and Casino Weighed on Performance

On the downside, an underweight position versus the benchmark in materials stocks as well as weak results posted by select energy holdings hindered the Fund's overall returns.

Although we are pleased with the Fund's overall results, a handful of holdings fell short of our expectations during the period. For example, American Reprographics, a provider of business-to-business document management and reprographic services to the architectural, engineering, and construction industries, declined on concerns over commercial construction and lower-than-expected internal growth. We chose to liquidate our position. Century Casinos disappointed the

Janus Growth Funds October 31, 2007 53

Janus Venture Fund (unaudited)

market with its quarterly report and suffered further on concerns about consumer health. We are continuing to monitor the company's progress.

Outlook

With U.S. equity indices hovering near all-time highs at fiscal year end, the investment team will closely monitor several fundamental factors for directional cues. Despite the weakness in the U.S. housing sector, the associated issues in subprime mortgage lending and related credit market turmoil, at the end of the period the U.S. unemployment rate was still low thus, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will continue to watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth.

We will also monitor conditions in the credit markets for signs of further deterioration.

Events in the credit markets during August have resulted in a sharp decline in M&A activity. Combine the sharp decline in M&A activity with slowing earnings momentum and the result is two key items which support current valuations have weakened. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether valuations can still be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for your investment in Janus Venture Fund.

Janus Venture Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Omniture, Inc.	1.94%
Equinix, Inc.	1.85%
Vistaprint, Ltd.	1.42%
Navisite, Inc.	1.38%
Ultimate Software Group, Inc.	1.28%

5 Largest Detractors from Performance – Holdings

Contribution
American Reprographics Co.	(0.83)%
Century Casinos, Inc.	(0.37)%
HFF, Inc.	(0.36)%
Harris Interactive, Inc.	(0.34)%
SXC Health Solutions Corp.	(0.30)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Growth Index Weighting
Information Technology	14.59%	29.31%	23.65%
Industrials	5.67%	20.66%	17.53%
Consumer Discretionary	5.67%	21.38%	16.74%
Health Care	2.70%	16.24%	19.70%
Financials	1.44%	6.28%	8.80%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Growth Index Weighting
Utilities	0.00%	0.00%	0.25%
Materials	0.01%	0.02%	3.28%
Consumer Staples	0.11%	0.72%	2.60%
Telecommunication Services	0.35%	1.32%	1.37%
Other*	0.46%	0.73%	0.00%

*Industry not classified by Global Industry Classification Standard.

54 Janus Growth Funds October 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007
Equinix, Inc. Web Hosting/Design	3.3%
Ultimate Software Group, Inc. Enterprise Software/Services	3.1%
VistaPrint, Ltd. Printing - Commercial	3.0%
CoStar Group, Inc. Commercial Services	2.4%
NaviSite Inc. Web Hosting/Design	2.0%
13.8%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 7.0% of total net assets.

*Includes cash and cash equivalents of (0.3)%

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

Janus Growth Funds October 31, 2007 55

Janus Venture Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception**		Total Annual Fund Operating Expenses
Janus Venture Fund*	34.68%		24.13%		11.78%		14.38%		0.91%
Russell 2000® Growth Index	16.73%		18.57%		4.75%		8.46%
Russell 2000® Index	9.27%		18.67%		8.01%		10.96%
Lipper Quartile	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Small-Cap Growth Funds	23/586		4/393		27/171		1/11

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*Closed to new investors.

**The Fund's inception date – April 30, 1985

56 Janus Growth Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,176.40	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2007 57

Janus Venture Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 100.2%
Advanced Materials/Products - 0.7%
192,826	Ceradyne, Inc.*,#	$13,191,227
Advertising Agencies - 0.3%
539,695	MDC Partners, Inc. (U.S. Shares)*	5,925,851
Applications Software - 0.6%
564,105	Quest Software, Inc.*	9,815,427
Auction House - Art Dealer - 1.1%
350,075	Sotheby's Holdings, Inc. - Class A	18,963,563
Audio and Video Products - 0.4%
274,765	DTS, Inc.*,#	7,811,569
Automotive - Truck Parts and Equipment - Replacement - 0.4%
588,688	Motorcar Parts of America, Inc.*,§,£	6,917,084
Building - Residential and Commercial - 0.1%
116,700	MRV Engenharia e Participacoes S.A.*	2,428,720
Casino Hotels - 0.6%
1,528,091	Century Casinos, Inc.*,#,£	10,925,851
Casino Services - 1.3%
4,404,201	Elixir Gaming Technologies, Inc.*,ºº,§,£	19,578,875
482,833	Pokertek, Inc.*,£	3,307,406
		22,886,281
Chemicals - Plastics - 0.4%
213,595	Metabolix, Inc.*	6,170,760
Commercial Services - 4.0%
723,415	CoStar Group, Inc.*,#	41,596,362
44,645	HMS Holdings, Corp.*	1,271,043
2,346,939	Intermap Technologies, Ltd.*,£	21,123,445
229,805	Providence Service Corp.*,#	7,305,501
		71,296,351
Commercial Services - Finance - 2.0%
380,380	Bankrate, Inc.*,#	17,478,460
444,050	Euronet Worldwide, Inc.*,#	14,222,922
91,715	Wright Express Corp.*	3,549,371
		35,250,753
Communications Software - 0.1%
171,955	DivX, Inc.*	2,154,596
Computer Graphics - 0.7%
817,532	Monotype Imaging Holdings, Inc.*	12,524,590
Computer Services - 2.9%
446,700	IHS, Inc. - Class A*	28,164,435
340,785	Limelight Networks, Inc.*,#	4,351,824
3,140,420	LivePerson, Inc.*,£	18,026,011
		50,542,270
Computer Software - 1.9%
962,530	Omniture, Inc.*,#	32,880,025
Computers - Integrated Systems - 0.4%
182,625	Riverbed Technology, Inc.*,#	6,170,899
Computers - Memory Devices - 0.4%
211,865	Data Domain, Inc.*,#	7,313,580
Computers - Peripheral Equipment - 0.1%
80,415	Compellent Technologies, Inc.*	1,294,682

Shares/Principal/Contract Amounts		Value
Consulting Services - 2.3%
210,396	Bereau Veritas S.A.*	$12,183,355
415,886	Huron Consulting Group, Inc.*,#	29,062,114
		41,245,469
Consumer Products - Miscellaneous - 1.9%
950,745	Jarden Corp.*,#	33,770,462
Data Processing and Management - 0.1%
72,010	BladeLogic, Inc.*	2,212,867
Decision Support Software - 0.2%
199,960	DemandTec, Inc.*	3,611,278
Dialysis Centers - 0%
46,410	Dialysis Corporation of America*	431,613
Direct Marketing - 0.6%
1,704,932	ValueVision Media, Inc.*,§,£	8,814,499
211,690	ValueVision Media, Inc. - Class A*	1,094,437
		9,908,936
Distribution/Wholesale - 1.8%
269,866	MWI Veterinary Supply, Inc.*	11,266,906
803,330	NuCo2, Inc.£	20,717,880
		31,984,786
Diversified Operations - 0.9%
28,151,608	Polytec Asset Holdings, Ltd.§	8,834,876
5,207,943	Wyndcrest Holdings LLC*,ºº,§,£	7,291,120
		16,125,996
Drug Delivery Systems - 0.9%
904,930	I-Flow Corp.*,#	16,496,874
E-Commerce/Products - 1.4%
973,061	Baby Universe*,ºº,§,£	8,056,953
29,670	Baby Universe, Inc.*,#	328,744
355,820	Mercadolibre, Inc.*,#	15,898,037
		24,283,734
E-Commerce/Services - 0.8%
2,054,000	Alibaba.com Corp.ºº	3,577,889
3,127,885	Think Partnership, Inc.*	5,317,405
4,940,302	Workstream, Inc. (U.S. Shares)*,#,£	4,446,272
		13,341,566
Educational Software - 0.2%
216,045	Noah Education Holdings Ltd.*	3,882,329
Electronic Components - Miscellaneous - 0.1%
23,126	China Digital TV Holding Co., Limited (ADR)*	907,233
Electronic Components - Semiconductors - 2.2%
673,620	IPG Photonics Corp.*	12,825,725
186,255	Microsemi Corp.*,#	4,956,246
733,685	SiRF Technology Holdings, Inc.*,#	21,871,149
		39,653,120
E-Marketing/Information - 1.0%
84,745	comScore, Inc.*	3,106,752
271,900	Constant Contact, Inc.*	6,770,310
232,475	Liquidity Services, Inc.*	2,889,664
195,230	ValueClick, Inc.*	5,308,304
		18,075,030
Energy - Alternate Sources - 1.1%
337,375	JA Solar Holdings Company, Ltd. (ADR)*	19,432,800

See Notes to Schedules of Investments and Financial Statements.
58 Janus Growth Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Engineering - Research and Development Services - 0.3%
172,125	Stanley, Inc.*	$4,557,870
Enterprise Software/Services - 3.6%
178,170	Concur Technologies, Inc.	6,421,247
229,245	Salary.com, Inc.*	3,514,326
1,565,590	Ultimate Software Group, Inc.*,£	54,028,510
		63,964,083
Entertainment Software - 0%
444,500	NetDragon Websoft, Inc.*,ºº	763,555
E-Services/Consulting - 1.3%
804,165	GSI Commerce, Inc.*,#	22,910,661
Finance - Consumer Loans - 0.3%
247,758	Nelnet, Inc. - Class A#	4,603,344
Finance - Investment Bankers/Brokers - 1.6%
267,185	Duff & Phelps Corporation*	5,664,322
362,930	Evercore Partners, Inc. - Class A	9,410,775
417,485	optionsXpress Holdings, Inc.#	12,424,354
		27,499,451
Finance - Other Services - 1.4%
1,040,100	Bovespa Holding S.A.*	19,541,710
145,560	FCStone Group, Inc.*,#	5,130,990
		24,672,700
Firearms and Ammunition - 1.1%
735,915	Smith & Wesson Holding Corp.*,#	8,897,212
1,052,040	Sturm Ruger and Company, Inc.*,#	9,836,574
		18,733,786
Gambling - Non-Hotel - 0.8%
907,650	Great Canadian Gaming Corp.*	13,455,210
Hotels and Motels - 2.7%
1,901,500	Kingdom Hotel Investments (ADR)*	15,411,622
502,960	Orient-Express Hotel, Ltd. - Class A#	32,591,808
		48,003,430
Human Resources - 1.5%
335,890	HireRight, Inc.*	4,023,962
424,790	Kenexa Corp.*,#	12,454,843
432,955	Resources Connection, Inc.*	9,858,385
		26,337,190
Identification Systems and Devices - 0.9%
864,775	L-1 Identity Solutions, Inc.*,#	16,058,872
Internet Applications Software - 1.6%
472,245	DealerTrack Holdings, Inc.*	23,182,506
311,060	Kana Software, Inc.*	1,045,162
89,315	Vocus, Inc.*	3,213,554
		27,441,222
Internet Connectivity Services - 0.1%
115,235	Internap Network Services Corp.*,#	1,919,815
Internet Content - Information/News - 1.4%
1,808,435	Harris Interactive, Inc.*	8,336,885
1,640,185	Health Grades, Inc.*,£	10,021,530
404,640	TechTarget*,#	6,996,226
		25,354,641
Internet Infrastructure Software - 0.1%
126,212	Chordiant Software, Inc.*	1,816,191

Shares/Principal/Contract Amounts		Value
Investment Companies - 0.6%
593,497	Hercules Technology Growth Capital, Inc.#	$7,614,566
30,000	UTEK Corp.#	422,400
230,960	UTEK Corp.*,§	3,251,917
		11,288,883
Marine Services - 0.6%
1,548,955	Odyssey Marine Exploration, Inc.*,#	10,858,175
Medical - Nursing Homes - 0.5%
499,050	Skilled Healthcare Group, Inc.*	8,174,439
Medical - Outpatient and Home Medical Care - 1.7%
684,932	Hythiam, Inc.*,§	5,000,004
1,549,375	Hythiam, Inc.*	11,310,438
557,450	LHC Group LLC*,#	12,810,200
		29,120,642
Medical Information Systems - 0.3%
181,380	Allscripts Healthcare Solutions, Inc.*,#	5,024,226
Medical Instruments - 0.7%
151,130	Trans1 Inc.*	3,838,702
92,970	Ventana Medical Systems, Inc.*	8,181,360
		12,020,062
Medical Labs and Testing Services - 0.7%
205,893	Bio-Reference Laboratories, Inc.*,#	6,605,047
198,495	Genoptix, Inc.*	4,902,827
		11,507,874
Medical Products - 1.3%
939,425	PSS World Medical, Inc.*	18,976,385
162,870	Tomotherapy, Inc.*	3,561,967
		22,538,352
Motion Pictures and Services - 1.8%
2,915,560	Lions Gate Entertainment Corp. (U.S. Shares)*,#	31,196,492
MRI and Medical Diagnostic Imaging Center - 0.3%
539,695	Radnet, Inc.*,#	5,407,744
Music - 0.7%
4,750,000	Genius Products, Inc.*,§,£	12,587,500
Networking Products - 2.4%
785,360	Infinera Corp.*	17,332,895
776,470	Starent Networks Corp.	19,240,927
388,915	Switch and Data, Inc.*,#	7,653,847
		44,227,669
Oil - Field Services - 1.1%
229,860	Basic Energy Services, Inc.*,#	4,548,929
563,928	Flint Energy Services, Ltd.*	14,528,133
		19,077,062
Oil Companies - Exploration and Production - 0.8%
277,860	Carrizo Oil & Gas, Inc.*,#	14,279,225
Pharmacy Services - 1.0%
581,020	HealthExtras, Inc.*	16,930,923
Physical Therapy and Rehabilitation Centers - 0.6%
247,890	Psychiatric Solutions, Inc.*	9,816,444

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 59

Janus Venture Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Physician Practice Management - 2.3%
148,490	Athenahealth, Inc.*	$5,676,773
364,740	Healthways, Inc.*,#	22,139,718
192,210	Pediatrix Medical Group, Inc.*	12,589,755
		40,406,246
Printing - Commercial - 3.3%
178,660	Cenveo, Inc.*	4,034,143
1,121,479	VistaPrint, Ltd.*	53,348,756
		57,382,899
Private Corrections - 1.3%
712,880	Geo Group, Inc.*,#	22,548,394
Publishing - Newspapers - 1.0%
631,705	Dolan Media*	17,056,035
Real Estate Management/Services - 1.4%
517,225	E-House China Holdings, Ltd. (ADR)*,#	18,361,488
583,880	HFF, Inc.*	5,867,994
		24,229,482
Real Estate Operating/Development - 2.5%
208,190	Iguatemi Empresa de Shopping Centers S.A.	3,550,471
1,973,020	LPS Brasil - Consultoria de Imoveis S.A.	28,971,388
504,980	PDG Realty S.A. Empreendimentos e Participacoes	7,736,137
345,965	Rodobens Negocios Imobiliarios S.A.	4,400,064
		44,658,060
Retail - Apparel and Shoe - 0.4%
139,327	Lululemon Athletica, Inc.#	7,414,983
Retail - Perfume and Cosmetics - 0.2%
85,240	Ulta Salon, Cosmetics & Fragrance, Inc.*	2,915,208
Retail - Petroleum Products - 1.7%
693,435	World Fuel Services Corp.#	30,712,236
Retail - Sporting Goods - 0.8%
320,760	Zumiez, Inc.*,#	13,427,014
Schools - 1.0%
684,565	Anhanguera Educacional*	14,246,930
50,825	Capella Education Co.*	3,151,150
		17,398,080
Specified Purpose Acquisition Company - 0.8%
1,961,073	Information Services Group, Inc.*	14,786,490
Telecommunication Services - 2.7%
431,515	012 Smile Communications, Ltd.	5,178,180
604,830	NeuStar, Inc. - Class A*	20,685,186
389,015	SAVVIS, Inc.*	14,696,987
1,314,078	UCN, Inc.*	6,504,686
		47,065,039
Theaters - 1.0%
674,530	National Cinemedia, Inc.#	18,158,348
Therapeutics - 0.5%
136,635	United Therapeutics Corp.*,#	9,351,299
Toys - 0.8%
563,450	Marvel Entertainment, Inc.*	13,939,753
Transactional Software - 3.7%
1,668,905	Innerworkings, Inc.*,#	26,852,680
998,240	Solera Holdings, Inc.*	21,472,142
632,570	SXC Health Solutions Corp.*	10,089,492
445,360	Yucheng Technologies Ltd.*	6,462,174
		64,876,488

Shares/Principal/Contract Amounts		Value
Transportation - Truck - 1.3%
541,583	Forward Air Corp.	$17,671,854
431,495	Heartland Express, Inc.	6,015,040
		23,686,894
Veterinary Diagnostics - 0.2%
341,695	Animal Health International, Inc.*	3,724,476
Web Hosting/Design - 5.1%
492,145	Equinix, Inc.*,#	57,413,635
3,216,205	NaviSite Inc.*,£	34,960,148
		92,373,783
Wire and Cable Products - 0.5%
623,061	Fushi International, Inc.*,ºº	9,476,758
Total Common Stock (cost $1,230,815,216)		1,767,563,870
Warrants - 0.1%
Automotive - Truck Parts and Equipment - Replacement - 0%
88,303	Motorcar Parts of America, Inc. - expires 5/17/12ºº,§	70,395
Casino Services - 0%
146,926	Pokertek, Inc. - expires 4/23/12*,ºº,§	85,482
Music - 0.1%
1,425,000	Genius Products, Inc. - expires 12/5/10ºº,§	986,528
Total Warrants (cost $1,994,295)		1,142,405
Money Market - 0.2%
3,561,000	Janus Institutional Cash Management Fund - Institutional Shares, 5.15% (cost $3,561,000)	3,561,000
Purchased Options - Calls - 0%
20,231	Baby Universe expires October 2009 exercise price $6.85	93,297
80,391	Baby Universe expires October 2009 exercise price $6.40	401,730
Total Purchased Options - Calls (premiums paid $286,075)		495,027
Other Securities - 15.5%
272,554,707	Allianz Dresdner Daily Asset Fund† (cost $272,554,707)	272,554,707
Total Investments (total cost $1,509,211,293) – 116.0%		2,045,317,009
Liabilities, net of Cash, Receivables and Other Assets** – (16.0)%		(281,150,828)
Net Assets – 100%		$1,764,166,181

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$85,940,564	4.2%
Brazil	80,875,420	4.0%
Canada	108,179,878	5.3%
Cayman Islands	24,246,498	1.2%
China	42,135,732	2.1%
France	12,183,355	0.6%
United States††	1,691,755,562	82.6%
Total	$2,045,317,009	100.0%

†† Includes Short-Term Securities and Other Securities (69.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
60 Janus Growth Funds October 31, 2007

Janus Global Life Sciences Fund (unaudited)

Ticker: JAGLX

Fund Snapshot

This fund seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Andy Acker
portfolio manager

Introduction

October 31, 2007 marked the completion of my first six months as the Portfolio Manager of the Janus Global Life Sciences Fund. I had worked closely with Tom Malley on the Fund over the previous eight years. While Tom's leadership will be missed, I am fortunate to be working with an outstanding team of dedicated health care analysts with a combined 50 years of professional investment experience. Their considerable efforts and strong stock picking helped make the transition a smooth one for me.

Performance Overview

The Janus Global Life Sciences Fund returned 19.11% during the year ended October 31, 2007. This compared favorably to the 14.56% return of the S&P 500® Index (our primary benchmark), and was noteworthy given the fifth year of health care underperformance versus the broader markets. The Fund substantially outperformed the 6.52% return of the MSCI1 World Health Care IndexSM, our secondary benchmark.

Our Strategy

The Fund seeks to uncover opportunities that span the health care spectrum, including stocks in the biotechnology, pharmaceuticals, health care services and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

The Fund includes companies that can be grouped into three conceptual buckets: core growth, emerging growth and opportunistic investments. In general, we seek to invest about half of the portfolio in core growth holdings (companies with dominant franchises that have generated strong, consistent free cash flow). Emerging growth companies (those with new product cycles that we believe can drive earnings acceleration), should make up 20-30% of the portfolio. The remaining positions will be reserved for opportunistic investments, exemplified by companies that we feel are suffering from short-term issues that should resolve over time.

A Broad Group of Stocks Contributed to Returns

The Fund's performance was broad based with ten individual names up over 50% in the period. Biotechnology firm Alexion Pharmaceuticals was the largest contributor, as its stock more than doubled over the past year. Alexion was driven by the better than expected launch of its new drug Soliris, which addresses a rare but life threatening blood disorder called PNH. Alexion fits into our theme of investing in companies addressing high unmet medical needs. We took some profits after the significant run-up, but remain optimistic about Alexion and the commercial opportunity for Soliris.

Health care equipment maker Dade Behring Holding's stock was another strong performer with a return of just over 112% during the period. Our clinical and laboratory customer checks had identified Dade's new Vista platform as a potential best in class product that would substantially expand the company's addressable markets. This was subsequently recognized by German industrial giant Siemens A.G., which announced a takeover offer for Dade at nearly a 40% premium to the closing price at the time.

In the health care services sector, Medco Health Solutions, one of the country's largest prescription drug benefit managers (PBMs), was another top performer. While increased utilization of generic drugs has been challenging for pharmaceutical companies, PBMs like Medco have been a key beneficiary of this trend as they derive higher margins from generic drugs. We believe Medco should continue to benefit from cost pressures in the pharmaceutical sector.

Select Biotechnology Stocks Weighed on Returns

Despite the overall positive performance, a few names weighed heavily on returns. The largest detractor was Nuvelo, a California-based biotech company developing a novel anti-clotting drug called Alfimeprase. Alfimeprase had generated a high level of enthusiasm in the medical community as a novel agent that promised to be faster, safer and easier to administer than currently available products. Despite early success in clinical trials, the drug failed to meet the primary end point in its pivotal late stage trials. Given this unexpected negative development, we sold the stock at a loss.

Adolor, a biopharmaceutical company focused on pain management, was also hit by negative news surrounding its lead drug, Entereg, designed to address post-surgical complications. The company received notification from the Food and Drug Administration (FDA) that approval for Entereg would be delayed due to the emergence of cardiovascular safety issues. The company later reported additional side effects that further clouded the regulatory outlook. Given increased concerns about the drug's potential, we liquidated the position.

Finally, MannKind, a biotechnology firm developing a novel formulation of inhaled insulin for the treatment of diabetes, suffered from the poor commercial reception of a competitive product called Exubera. While Exubera's failure called into

Janus Growth Funds October 31, 2007 61

Janus Global Life Sciences Fund (unaudited)

question the commercial value of an inhaled insulin formulation, we continue to believe MannKind's product may have distinct clinical and convenience advantages that could lead to a more favorable outcome. Thus, we held onto the shares.

Risk Management

The setbacks we experienced late in 2006 with Nuvelo and Adolor prompted us to re-evaluate our process. In consultation with Janus' head of risk management, Dan Scherman, we decided to incorporate a value-at-risk (VAR) approach in an attempt to further strengthen the Fund's risk control framework. This approach focuses attention on downside risk, especially from binary events (such as clinical trial announcements or regulatory decisions) that could lead to significant share price volatility. In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the potential negative impact from a particular holding should not exceed 1% of the overall portfolio. We incorporated the VAR approach at the beginning of 2007 and are encouraged by the early results.

Looking Ahead

We believe demographic trends and technological advances continue to support health care spending growth above gross domestic product (GDP) growth in most of the world's economies. The under-performance of health care stocks versus the broader indices over the last five years has created what we feel are compelling valuations within the sector. In addition, we think concerns about slowing economic growth should highlight health care companies' defensive qualities.

While the upcoming presidential cycle has created an overhang for the sector, we believe the impact of any changes at the companies in which we invest should be manageable. We are confident in the names we own and have been pleased with the Fund's recent performance. We will continue to seek investments within the health care arena that we feel represent the sector's best opportunities.

I also want to welcome our newest addition to the health care analyst team, Ethan Lovell, who comes to us with 13 years of experience, most recently from ClearBridge Advisors.

Thank you for your continued investment in Janus Global Life Sciences Fund.

1 MSCI is Morgan Stanley Capital International.

Janus Global Life Sciences Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Alexion Pharmaceuticals, Inc.	1.90%
Dade Behring Holdings, Inc.	1.72%
Medco Health Solutions, Inc.	1.47%
Merck & Company, Inc.	1.40%
Onyx Pharmaceuticals, Inc.	1.24%

5 Largest Detractors from Performance – Holdings

Contribution
Nuvelo, Inc.	(3.03)%
Adolor Corp.	(0.78)%
MannKind Corp.	(0.60)%
Adams Respiratory Therapeutics, Inc.	(0.46)%
Varian Medical Systems, Inc.	(0.37)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Health Care	16.76%	89.01%	11.94%
Consumer Staples	1.74%	5.48%	9.37%
Materials	1.47%	3.16%	3.08%
Financials	0.20%	1.81%	21.22%
Industrials	0.05%	0.18%	11.11%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Consumer Discretionary	(0.16)%	0.22%	10.21%
Other*	(0.06)%	0.05%	0.00%
Utilities	(0.02)%	0.09%	3.53%
Telecommunication Services	0.00%	0.00%	3.61%
Information Technology	0.00%	0.00%	15.49%

*Industry not classified by Global Classification Standard.

62 Janus Growth Funds October 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007
Merck & Company, Inc. Medical - Drugs	4.1%
CVS/Caremark Corp. Retail - Drug Store	4.0%
Roche Holding A.G. Medical - Drugs	3.9%
Celgene Corp. Medical - Biomedical And Genetic	2.8%
Coventry Health Care, Inc. Medical - HMO	2.8%
17.6%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 1.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

Janus Growth Funds October 31, 2007 63

Janus Global Life Sciences Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007							Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Global Life Sciences Fund	19.11%		13.46%		10.49%		1.02%
S&P 500® Index	14.56%		13.88%		4.31%
Morgan Stanley Capital International World Health Care Index	6.52%		9.75%		3.04%
Lipper Quartile	1	st	2	nd	2	nd
Lipper Ranking - based on total return for Health/Biotechnology Funds	24/178		43/138		14/47

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

The Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 1, 2007, Andrew Acker became Portfolio Manager of Janus Global Life Sciences Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 31, 1998

64 Janus Growth Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,099.90	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

*Expenses are equal to the annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2007 65

Janus Global Life Sciences Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 95.9%
Agricultural Chemicals - 2.7%
100,209	Syngenta A.G.**	$24,202,655
Chemicals - Diversified - 3.0%
282,725	Bayer A.G.**	23,677,382
13,093	K+S A.G.**	2,746,756
		26,424,138
Dental Supplies and Equipment - 0.5%
95,373	Osstem Implant Company, Ltd.*	4,426,086
Diagnostic Kits - 1.6%
110,966	Dade Behring Holdings, Inc.	8,536,615
45,080	IDEXX Laboratories, Inc.*	5,489,842
		14,026,457
Dialysis Centers - 1.0%
169,223	Fresenius Medical Care A.G. & Co.**	8,897,127
Diversified Operations - 0.6%
806,941	Max India, Ltd.*	5,404,469
Drug Delivery Systems - 1.7%
378,135	Hospira, Inc.*	15,628,320
Medical - Biomedical and Genetic - 18.1%
814,482	Acorda Therapeutics, Inc.*,#	16,509,550
238,301	Alexion Pharmaceuticals, Inc.*,#	18,230,027
174,650	AMAG Pharmaceuticals, Inc.*,#	11,413,378
294,065	Amgen, Inc.*	17,088,117
383,590	Celgene Corp.*	25,316,939
268,341	Cougar Biotechnology, Inc.*	9,096,760
499,735	Exelixis, Inc.*	5,497,085
1,271,821	Fibrogen, Inc.*,oo,§	9,538,658
194,475	Genentech, Inc.*	14,416,432
275,850	Genzyme Corp.*	20,956,324
174,165	Millipore Corp.*,#	13,523,912
		161,587,182
Medical - Drugs - 28.8%
410,628	Abraxis Bioscience, Inc.*,#	10,200,000
859,390	Achillion Pharmaceuticals, Inc.*,#,£	4,769,615
219,470	Array BioPharma, Inc.*,#	2,458,064
138,795	Biodel, Inc.*,#	2,348,411
277,840	Eli Lilly and Co.	15,045,036
247,855	Forest Laboratories, Inc.*	9,683,695
434,395	K-V Pharmaceutical Co. - Class A*,#	13,613,939
631,370	Merck & Company, Inc.	36,783,617
94,458	Merck KGaA**	11,855,057
444,072	Novartis A.G.**	23,664,424
473,670	OSI Pharmaceuticals, Inc.*,#	19,690,462
204,248	Roche Holding A.G.**	34,923,658
102,205	Sanofi-Aventis**	8,991,416
632,430	Schering-Plough Corp.	19,301,764
298,856	Shire PLC (ADR)**	22,459,028
121,300	Takeda Pharmaceutical Company, Ltd.	7,572,110
304,130	Wyeth	14,789,842
		258,150,138
Medical - Generic Drugs - 0.6%
261,937	Pharmstandard (GDR) (144A)*	5,712,846
Medical - HMO - 5.6%
418,434	Coventry Health Care, Inc.*	25,235,755
311,035	UnitedHealth Group, Inc.	15,287,370
118,645	WellPoint, Inc.*	9,400,243
		49,923,368

Shares or Principal Amount		Value
Medical - Nursing Homes - 1.7%
232,085	Manor Care, Inc.#	$15,452,219
Medical Instruments - 2.7%
259,565	Medtronic, Inc.	12,313,764
283,240	St. Jude Medical, Inc.*	11,536,365
		23,850,129
Medical Labs and Testing Services - 0.5%
202,700	Diagnosticos da America	4,766,930
Medical Products - 1.8%
45,812	Nobel Biocare Holding A.G.**	13,384,735
305,578	Xtent, Inc.*,#	3,119,951
		16,504,686
Optical Supplies - 2.0%
117,840	Alcon, Inc. (U.S. Shares)**	17,936,426
Pharmacy Services - 1.8%
172,305	Medco Health Solutions, Inc.*	16,262,146
Physician Practice Management - 1.9%
257,390	Pediatrix Medical Group, Inc.*	16,859,045
REIT - Health Care - 0.8%
168,605	Ventas, Inc.	7,231,468
REIT - Office Property - 1.2%
108,145	Alexandria Real Estate Equities, Inc.#	11,154,075
Respiratory Products - 1.3%
229,620	Respironics, Inc.*	11,494,777
Retail - Drug Store - 4.3%
857,669	CVS/Caremark Corp.**	35,824,834
265,934	Drogasil S.A.	2,456,715
		38,281,549
Soap and Cleaning Preparations - 1.7%
256,073	Reckitt Benckiser PLC**	14,878,854
Therapeutics - 10.0%
195,075	Amylin Pharmaceuticals, Inc.*,#	8,782,277
326,465	BioMarin Pharmaceutical, Inc.*,#	9,052,874
283,960	Gilead Sciences, Inc.*	13,116,112
523,205	MannKind Corp.*,#	4,776,862
575,985	MGI Pharma, Inc.*,#	18,765,591
401,960	Onyx Pharmaceuticals, Inc.*,#	18,775,552
135,195	Theravance, Inc.*,#	3,382,579
180,407	United Therapeutics Corp.*,#	12,347,055
		88,998,902
Total Common Stock (cost $628,710,381)		858,053,992
Preferred Stock - 1.3%
Medical - Biomedical and Genetic - 0.1%
26,677	Cougar Biotechnology, Inc.oo,§	904,350
Medical - Generic Drugs - 0.8%
1,500,934	Mediquest Therapeutics - Promissory Noteß,oo,§	1,448,251
8,364,183	Mediquest Therapeuticsoo,§	5,018,510
		6,466,761
Medical Instruments - 0.4%
445,027	GMP Companies, Inc. - expires 6/1/11oo,§	3,925,138
Total Preferred Stock (cost $10,399,764)		11,296,249

See Notes to Schedules of Investments and Financial Statements.
66 Janus Growth Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Equity-Linked Structured Notes - 1.4%
Finance - Investment Bankers/Brokers - 1.4%
275,945	Morgan Stanley Co., convertible, (Arch Coal, Inc.), 12.00%ß,§ (cost $11,609,006)	$12,188,491
Warrants - 0.1%
Medical - Generic Drugs - 0%
450,280	Mediquest Therapeutics - expires 6/15/12ß,§,oo	52,413
2,093,750	Mediquest Therapeutics - expires 6/15/11oo,§	198,906
		251,319
Medical Instruments - 0.1%
36,799	GMP Companies, Inc. - expires 6/1/11oo,§	171,115
215,091	GMP Companies, Inc. - expires 6/1/11oo,§	376,409
		547,524
Total Warrants (cost $52,683)		798,843
Money Markets - 1.0%
4,065,150	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	4,065,150
4,854,850	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	4,854,850
Total Money Markets (cost $8,920,000)		8,920,000
Other Securities - 13.0%
116,569,472	Allianz Dresdner Daily Asset Fund† (cost $116,569,472)	116,569,472
Total Investments (total cost $776,261,306) – 112.7%		1,007,827,047
Securities Sold Short - (0.8)%
Physical Therapy and Rehabilitation Centers - (0.8)%
352,255	HEALTHSOUTH Corp.* (proceeds $6,163,113)	(7,062,713)
Liabilities, net of Cash, Receivables and Other Assets – (11.9)%		(106,762,531)
Net Assets – 100%		$894,001,803

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Brazil	$7,223,645	0.7%
France	8,991,416	0.9%
Germany	47,176,322	4.7%
India	5,404,469	0.5%
Japan	7,572,110	0.8%
South Korea	4,426,086	0.4%
Switzerland	114,111,898	11.3%
United Kingdom	37,337,882	3.7%
United States††	775,583,219	77.0%
Total	$1,007,827,047	100.0%

†† Includes Short-Term Securities and Other Securities (64.5% excluding Short-Term Securities and Other Securities).

Summary of Investments by Country – (Short Positions)

Country	Value	% of Securities Sold Short
United States	$(7,062,713)	100.0%
Total	$(7,062,713)	100.0%

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
British Pound 2/15/08	1,793,000	$3,714,108	$(118,748)
British Pound 5/14/08	1,500,000	3,097,275	(64,943)
Euro 5/14/08	5,900,000	8,557,422	(173,669)
Swiss Franc 11/29/07	8,450,000	7,311,386	(288,914)
Swiss Franc 2/15/08	12,700,000	11,038,232	(363,093)
Total		$33,718,423	$(1,009,367)

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 67

Janus Global Technology Fund (unaudited)

Ticker: JAGTX

Fund Snapshot

This fund pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Barney Wilson
portfolio manager

Performance Overview

During the 12 months ended October 31, 2007, Janus Global Technology Fund advanced 35.00%. By comparison, the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World Information Technology IndexSM, and the S&P 500® Index returned 26.79% and 14.56%, respectively.

Investment Strategy

Janus Global Technology Fund's objective is to seek long-term growth of capital. I work closely with the Janus analysts covering technology and technology-related companies to identify high quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. While investing in the technology sector can be more volatile than a broader market index, I believe the sector can provide an excellent opportunity for attractive investment returns if one can tolerate the volatility.

Three things are at the core of the Fund's investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. We try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. When we invest in a company, we believe the value of the company is more than the value of the stock. Third, when constructing the portfolio, we deliberately seek to control risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

To anticipate changes in foreign currency, we may hedge a portion of the Fund's foreign currency exposure. Forward foreign currency exchange contracts may be used to buy and sell currencies in order to fix a price for foreign securities. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

Contributors to Fund Performance

Apple was the strongest contributor to the Fund's performance, boosted by strong earnings and hype surrounding its iPhone, a new product that combines a mobile phone, a wide-screen iPod and the Internet in a small handheld device. The iPhone has certainly helped drive the stock, but the key reasons we own the company are the innovation and ease-of-use in its products. We believe Apple will continue to gain consumer market share.

Another notable performer was China-based solar technology company JA Solar Holdings, an initial public offering in the first calendar quarter of 2007. Although the company benefited from the market run-up in many solar stocks, we believe JA Solar has a competitive advantage due to its low manufacturing costs compared with U.S. and European solar-cell producers. In the long-term, as the use of solar technology increases, we believe cost-competitive and innovative companies like JA Solar will benefit.

Research In Motion, the Canadian company that makes the popular BlackBerry handheld device performed well during the period. We own this company because we believe mobile phones are going to become more complex with more data, music and e-mail capabilities. We think Apple's iPhone will actually increase interest in the BlackBerry and thus the overall market. Although the BlackBerry is especially prevalent in corporate settings, we believe there is still a tremendous amount of market share to gain.

The robust solar market also benefited U.S.-based SunPower Corp., a solar cell manufacturer, which posted strong results during the year. Higher oil prices and the quest for environmentally friendlier forms of energy are boosting interest in all types of alternative energy, including solar power. Solar power is another prominent theme within the Fund.

Detractors from Performance

Meanwhile, Silicon-On-Insulator Technologies (SOITEC), a French company that manufactures silicon for semiconductor chips for high-end computers, was the year's leading detractor. SOITEC's heavy reliance on Advanced Micro Devices and its unsuccessful efforts to get contracts with other companies hurt results. Also, the strong Euro relative to the dollar squeezed the company's margins, with Euro-cost base and dollar-based revenues. We exited the position during the year.

Akamai Technologies, a content distribution network company that delivers large amounts of content over a broad

68 Janus Growth Funds October 31, 2007

(unaudited)

area for other companies, suffered from increased competition. We believe that the area of content distribution service will continue to grow, as will the outsourcing of Internet services. We feel this industry will eventually consolidate with a handful of players as part of this process, Akamai and others have been aggressive in pricing to pursue business.

Another detractor was China-based Actions Semiconductor. The company has unsuccessfully attempted to produce more sophisticated, high-end products. As a result Actions Semiconductor suffered from weakness in semiconductor pricing. Similarly, computer memory chip producer Samsung Electronics was hurt by overall weakness in pricing for DRAM and NAND technology. We believe Samsung is the lowest-cost producer and the clear leader in this field. Once prices recover, we feel Samsung is well positioned in memory products, as well as other businesses such as flat panel displays and mobile phones.

Looking Ahead

As mentioned, we are very focused on anticipating change, figuring out which companies are going to win on a multi-year basis in the product marketplace and on finding companies where the price of the stock is below the value of the cash flows of the company. Our goal will continue to be to leverage the strong, grassroots research foundation of Janus to uncover what we believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Global Technology Fund.

Janus Global Technology Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Apple, Inc.	2.63%
JA Solar Holdings Company, Ltd. (ADR)	2.33%
Cypress Semiconductor Corp.	2.33%
Research In Motion, Ltd. (U.S. Shares)	2.16%
SunPower Corp. - Class A	2.07%

5 Largest Detractors from Performance – Holdings

Contribution
Silicon-On-Insulator Technologies (SOITEC)	(0.59)%
Akamai Technologies, Inc.	(0.46)%
Telefonaktiebolaget LM Ericsson (ADR)	(0.44)%
Actions Semiconductor Company, Ltd. (ADR)	(0.40)%
SanDisk Corp.	(0.26)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Information Technology	25.37%	76.36%	15.49%
Industrials	9.35%	6.63%	11.11%
Consumer Discretionary	2.43%	11.02%	10.21%
Telecommunication Services	0.64%	2.70%	3.61%
Health Care	0.44%	1.94%	11.94%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Utilities	0.00%	0.00%	3.53%
Financials	0.00%	0.00%	21.22%
Energy	0.00%	0.00%	10.45%
Consumer Staples	0.00%	0.00%	9.37%
Other*	0.01%	0.06%	0.00%

*Industry not classified by Global Classification Standard.

Janus Growth Funds October 31, 2007 69

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007
ARM Holdings PLC Electronic Components - Semiconductors	3.0%
KLA-Tencor Corp. Semiconductor Equipment	3.0%
Apple, Inc. Computers	2.9%
Corning, Inc. Telecommunication Equipment - Fiber Optics	2.8%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	2.6%
14.3%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 14.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

70 Janus Growth Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007							Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Global Technology Fund	35.00%		17.41%		6.10%		1.13%
S&P 500® Index	14.56%		13.88%		4.31%
Morgan Stanley Capital International World Information Technology Index	26.79%		16.33%		0.86%
Lipper Quartile	1	st	3	rd	1	st
Lipper Ranking - based on total return for Science and Technology Funds	64/274		127/226		16/74

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 1, 2007, Burton H. Wilson became Portfolio Manager of Janus Global Technology Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 31, 1998

Janus Growth Funds October 31, 2007 71

Janus Global Technology Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,199.90	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

*Expenses are equal to the annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

72 Janus Growth Funds October 31, 2007

Janus Global Technology Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 97.6%
Advertising Sales - 0.7%
135,285	Lamar Advertising Co.*	$7,232,336
Aerospace and Defense - 0.6%
573,227	BAE Systems PLC**	5,955,102
Aerospace and Defense - Equipment - 1.1%
98,550	Alliant Techsystems, Inc.*	10,878,935
Applications Software - 5.9%
261,485	Infosys Technologies, Ltd.	12,351,028
282,145	Microsoft Corp.	10,385,757
648,845	Red Hat, Inc.*	14,008,564
110,710	Salesforce.com, Inc.*,**	6,240,723
1,490,574	Satyam Computer Services, Ltd.	18,209,631
		61,195,703
Audio and Video Products - 2.3%
470,900	Sony Corp.**	23,268,398
Batteries and Battery Systems - 1.0%
1,054,255	BYD Company, Ltd.	9,938,689
Casino Services - 0.5%
117,985	International Game Technology	5,145,326
Chemicals - Diversified - 1.4%
106,400	Shin-Etsu Chemical Company, Ltd.**	6,816,475
32,711	Wacker Chemie A.G.**	8,031,120
		14,847,595
Computer Software - 0.6%
175,750	Omniture, Inc.*,#	6,003,620
Computers - 7.8%
157,795	Apple, Inc.*,**	29,973,159
381,075	Dell, Inc.*	11,660,895
381,960	Hewlett-Packard Co.	19,739,693
150,240	Research In Motion, Ltd. (U.S. Shares)*,**	18,706,382
		80,080,129
Computers - Memory Devices - 2.1%
650,880	EMC Corp.*	16,525,843
162,350	Network Appliance, Inc.	5,112,402
		21,638,245
Computers - Peripheral Equipment - 1.2%
353,702	Logitech International S.A.*	12,296,039
Consulting Services - 0.5%
312,325	Genpact, Ltd.*	4,997,200
Data Processing and Management - 0.7%
179,725	Paychex, Inc.	7,508,911
Decision Support Software - 0.3%
183,550	DemandTec, Inc.*	3,314,913
E-Commerce/Services - 0.2%
1,193,500	Alibaba.com Corp. oo	2,078,973
E-Services/Consulting - 1.2%
615,470	RightNow Technologies, Inc.*,#	12,321,709
Electric Products - Miscellaneous - 1.0%
680,000	Sharp Corp.**	10,707,089
Electronic Components - Miscellaneous - 2.6%
1,845,199	Hon Hai Precision Industry Company, Ltd.**	14,184,413
309,064	Koninklijke (Royal) Philips Electronics N.V.**	12,830,799
		27,015,212

Shares/Principal/Contract Amounts		Value
Electronic Components - Semiconductors - 9.9%
9,963,190	ARM Holdings PLC**	$30,879,305
280,915	IPG Photonics Corp.*	5,348,622
156,450	MediaTek, Inc.**	3,104,770
270,405	Microchip Technology, Inc.	8,969,334
523,115	Microsemi Corp.*,#	13,920,090
807,998	MIPS Technologies, Inc.*,#	6,383,184
30,822	Samsung Electronics Company, Ltd.**	19,142,769
455,770	SiRF Technology Holdings, Inc.*,**,#	13,586,504
87,200	Spreadtrum Communications, Inc. (ADR)*,#	1,126,624
		102,461,202
Electronic Connectors - 0.8%
183,935	Amphenol Corp. - Class A	8,142,802
Electronic Forms - 1.0%
217,275	Adobe Systems, Inc.*,**	10,407,473
Electronic Measuring Instruments - 1.0%
254,593	Trimble Navigation, Ltd.*	10,616,528
Energy - Alternate Sources - 6.5%
129,605	Comverge, Inc.*,#	4,562,096
53,135	First Solar, Inc.*,#	8,438,369
424,505	JA Solar Holdings Company, Ltd. (ADR)*	24,451,487
471,176	Motech Industries, Inc.**	5,010,160
158,049	Motech Industries, Inc. (GDR) (144A)**	1,679,933
122,210	SunPower Corp. - Class A*,**,#	15,454,677
126,215	Suntech Power Holdings Company, Ltd. (ADR)*,#	7,432,801
		67,029,523
Engineering - Research and Development Services - 0.5%
178,382	ABB, Ltd.	5,395,036
Enterprise Software/Services - 3.1%
135,560	Concur Technologies, Inc.	4,885,582
685,605	Oracle Corp.*	15,199,863
164,144	SAP A.G.**	8,945,379
93,150	Taleo Corp.*	2,603,543
		31,634,367
Entertainment Software - 1.8%
294,660	Electronic Arts, Inc.*	18,009,619
Internet Applications Software - 0.8%
58,305	DealerTrack Holdings, Inc.*	2,862,192
149,960	Vocus, Inc.*	5,395,561
		8,257,753
Internet Connectivity Services - 1.5%
264,396	NDS Group PLC (ADR)*,**	15,758,002
Internet Infrastructure Software - 0.8%
209,840	Akamai Technologies, Inc.*	8,223,630
Internet Security - 0.4%
238,790	Symantec Corp.*	4,484,476
Machinery - General Industrial - 0.9%
8,778,000	Shanghai Electric Group Company, Ltd.	8,792,214
Medical - Biomedical and Genetic - 0.5%
75,725	Celgene Corp.*	4,997,850
Medical - Drugs - 0.5%
67,650	Shire PLC (ADR)**	5,083,898
Multimedia - 0.6%
292,175	News Corporation, Inc. - Class A	6,331,432

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 73

Janus Global Technology Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Networking Products - 2.5%
532,295	Cisco Systems, Inc.*	$17,597,673
213,164	Juniper Networks, Inc.*	7,673,904
		25,271,577
Power Converters and Power Supply Equipment - 1.8%
361,945	Advanced Energy Industries, Inc.*	5,791,120
203,000	China High Speed Transmission Equipment Group Company, Ltd.*	499,846
125,924	Suzlon Energy, Ltd.	6,333,191
67,751	Vestas Wind Systems A.S.*	6,103,431
		18,727,588
Retail - Consumer Electronics - 1.6%
166,150	Best Buy Company, Inc.#	8,061,598
84,560	Yamada Denki Company, Ltd.**	8,704,701
		16,766,299
Semiconductor Components/Integrated Circuits - 7.3%
914,120	Actions Semiconductor Company, Ltd. (ADR)*	4,570,600
1,012,330	Atmel Corp.*	4,950,294
734,205	Cypress Semiconductor Corp.*	26,835,192
775,180	Marvell Technology Group, Ltd.*	13,976,495
3,405,893	Siliconware Precision Industries Co.**	7,354,534
9,011,813	Taiwan Semiconductor Manufacturing Company, Ltd.**	17,989,464
		75,676,579
Semiconductor Equipment - 5.0%
575,854	ASML Holdings N.V.*,**	20,108,822
586,005	KLA-Tencor Corp.#	30,853,163
		50,961,985
Telecommunication Equipment - 0.8%
411,745	Arris Group, Inc.*	4,735,068
76,590	CommScope, Inc.*	3,612,750
		8,347,818
Telecommunication Equipment - Fiber Optics - 2.8%
1,165,355	Corning, Inc.**	28,283,166
Telecommunication Services - 4.4%
517,375	Amdocs, Ltd. (U.S. Shares)*,**	17,797,700
425,090	NeuStar, Inc. - Class A*	14,538,078
331,120	SAVVIS, Inc.*	12,509,714
		44,845,492
Television - 0.7%
498,060	British Sky Broadcasting Group PLC**	7,058,722
Web Hosting/Design - 1.3%
61,460	Equinix, Inc.*,#	7,169,924
735,255	Terremark Worldwide, Inc.*,#	5,683,521
		12,853,445
Web Portals/Internet Service Providers - 2.0%
19,005	Google, Inc. - Class A*	13,436,535
223,468	Yahoo!, Inc.*	6,949,855
		20,386,390
Wireless Equipment - 5.1%
444,755	Crown Castle International Corp.*	18,266,087
163,305	Nokia Oyj (ADR)**	6,486,475
351,690	QUALCOMM, Inc.	15,027,714
413,965	Telefonaktiebolaget LM Ericsson (ADR)	12,439,648
		52,219,924
Total Common Stock (cost $681,890,688)		1,003,448,914

Shares/Principal/Contract Amounts		Value
Rights - 0%
295,751	BYD Electric Company, Ltd. (Rights)oo (cost $0)	$0
Money Markets - 3.9%
34,687,057	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	34,687,057
5,998,861	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	5,998,861
Total Money Markets (cost $40,685,918)		40,685,918
Purchased Options - Puts - 0.1%
19,866	NASDAQ-100 Shares Trust expires November 2007 exercise price $49.00**	119,196
786	NASDAQ-100 Shares Trust expires December 2007 exercise price $49.00**	27,510
6,288	NASDAQ-100 Shares Trust expires December 2007 exercise price $50.00**	402,432
786	NASDAQ-100 Shares Trust expires January 2008 exercise price $49.00**	51,876
Total Purchased Options - Puts (premiums paid $1,371,302)		601,014
Other Securities - 5.5%
56,416,903	Allianz Dresdner Daily Asset Fund† (cost $56,416,903)	56,416,903
Total Investments (total cost $780,364,811) – 107.1%		1,101,152,749
Securities Sold Short - (0.3)%
Investment Companies - (0.3)%
63,840	PowerShares QQQ (proceeds $3,077,998)	(3,513,115)
Liabilities, net of Cash, Receivables and Other Assets – (6.8)%		(69,555,680)
Net Assets – 100%		$1,028,083,954

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$18,973,695	1.7%
Canada	18,706,382	1.7%
Cayman Islands	12,003,401	1.1%
China	46,387,987	4.2%
Denmark	6,103,431	0.6%
Finland	6,486,475	0.6%
Germany	16,976,499	1.5%
Hong Kong	499,846	0.0%
India	36,893,850	3.4%
Japan	49,496,663	4.5%
Netherlands	32,939,621	3.0%
South Korea	19,142,769	1.7%
Sweden	12,439,648	1.1%
Switzerland	17,691,075	1.6%
Taiwan	49,323,274	4.5%
United Kingdom	82,532,729	7.5%
United States††	674,555,404	61.3%
Total	$1,101,152,749	100.0%

†† Includes Short-Term Securities and Other Securities (52.4% excluding Short-Term Securities and Other Securities

See Notes to Schedules of Investments and Financial Statements.
74 Janus Growth Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Summary of Investments by Country – (Short Positions)

Country	Value	% of Securities Sold Short
United States	$(3,513,115)	100.0%
Total	$(3,513,115)	100.0%

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
British Pound 5/14/08	8,855,000	$18,284,250	$(383,380)
Euro 11/29/07	10,200,000	14,780,859	(951,393)
Japanese Yen 11/29/07	788,000,000	6,854,970	(213,308)
South Korean Won 5/14/08	7,800,000,000	8,721,508	(170,283)
Taiwan Dollar 5/14/08	213,000,000	6,688,765	(53,251)
Total		$55,330,352	$(1,771,615)

Value
Schedule of Written Options - Calls
Adobe Systems, Inc. expires January 2008 430 contracts exercise price $50.00	$(66,650)
Apple, Inc. expires January 2008 186 contracts exercise price $175.00	(588,690)
Research In Motion, Ltd. expires March 2008 300 contracts exercise price $115.00	(723,000)
Salesforce.com, Inc. expires January 2008 834 contracts exercise price $40.00	(1,467,840)
Sunpower Corp. expires March 2008 341 contracts exercise price $95.00 .	(1,224,190)
Total Written Options - Calls
(Premiums received $1,449,365)	$(4,070,370)

See Notes to Schedules of Investments and Financial Statements.
Janus Growth Funds October 31, 2007 75

Statements of Assets and Liabilities

As of October 31, 2007 (all numbers in thousands except net asset value per share)	Janus Fund	Janus Enterprise Fund	Janus Orion Fund		Janus Research Fund(1)		Janus Triton Fund		Janus Twenty Fund	Janus Venture Fund		Janus Global Life Sciences Fund	Janus Global Technology Fund
Assets:
Investments at cost(2)	$9,478,571	$1,453,742	$3,649,112		$4,210,965		$140,160		$7,153,183	$1,509,211		$776,261	$780,365
Investments at value(2)	$13,106,358	$2,312,179	$5,357,859		$5,047,807		$157,724		$12,159,433	$2,041,756		$998,907	$1,060,467
Affiliated money market investments	261,052	39,460	173,490		163,964		6,198		935,246	3,561		8,920	40,686
Cash	28,704	1,191	3,408		–		1,842		886	71		–	1,119
Cash denominated in foreign currency(3)	–	–	10,754		–		–		–	11,504		–	62
Deposits with broker for short sales	–	–	–		–		–		–	–		6,163	3,078
Receivables:
Investments sold	170,555	69,451	–		108,074		755		–	51,847		15,208	11,659
Fund shares sold	6,836	1,504	9,501		4,578		387		4,290	73		98	1,198
Dividends	9,705	462	974		2,769		10		13,867	33		302	370
Interest	1,360	216	933		513		35		3,033	149		53	241
Non-interested Trustees' deferred compensation	187	32	74		72		2		183	25		13	14
Other assets	242	33	57		69		2		193	43		17	–
Total Assets	13,584,999	2,424,528	5,557,050		5,327,846		166,955		13,117,131	2,109,062		1,029,681	1,118,894
Liabilities:
Payables:
Short sales, at value(4)	–	–	–		–		–		–	–		7,063	3,513
Options written, at value(5)	900	–	–		–		–		–	–		–	4,070
Collateral for securities loaned (Note 1)	368,073	147,565	282,213		261,058		12,419		331,672	272,555		116,569	56,417
Due to custodian	–	–	–		2,324		–		–	–		447	–
Investments purchased	147,843	39,579	78,804		41,430		2,350		–	69,349		9,168	22,946
Fund shares repurchased	9,843	2,189	2,693		4,041		103		6,636	1,266		431	551
Dividends and distributions	–	–	–		–		–		–	3		–	–
Advisory fees	6,934	1,179	2,636		3,146		77		6,544	929		479	532
Transfer agent fees and expenses	2,429	505	1,085		1,070		38		2,039	281		234	296
Non-interested Trustees' fees and expenses	60	11	15		21		2		49	9		6	8
Non-interested Trustees' deferred compensation fees	187	32	74		72		2		183	25		13	14
Foreign tax liability	–	–	574		1,501		3		–	333		54	440
Accrued expenses	746	244	165		484		73		543	146		205	251
Forward currency contracts	9,237	–	444		6,460		–		–	–		1,010	1,772
Total Liabilities	546,252	191,304	368,703		321,607		15,067		347,666	344,896		135,679	90,810
Net Assets	$13,038,747	$2,233,224	$5,188,347		$5,006,239		$151,888		$12,769,465	$1,764,166		$894,002	$1,028,084
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$13,969,919	$5,286,089	$5,010,609		$8,470,428		$111,802		$8,213,370	$947,628		$1,328,868	$3,123,662
Undistributed net investment income/(loss)*	61,584	(1,996)	8,765		4,213		(166)		24,779	(1,658)		(17)	3,721
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(4,872,522)	(3,948,776)	(1,712,130)		(4,461,284)		16,483		(1,410,350)	282,138		(664,451)	(2,414,846)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	3,879,766	897,907	1,881,103	(6)	992,882	(6)	23,769	(6)	5,941,666	536,058	(6)	229,602 (6)	315,547	(6)
Total Net Assets	$13,038,747	$2,233,224	$5,188,347		$5,006,239		$151,888		$12,769,465	$1,764,166		$894,002	$1,028,084
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	387,340	37,601	382,370		156,011		8,867		170,940	22,306		37,064	62,281
Net Asset Value Per Share	$33.66	$59.39	$13.57		$32.09		$17.13		$74.70	$79.09		$24.12	$16.51

*  See Note 4 in Notes to Financial Statements.

(1) Formerly named Janus Mercury Fund.

(2)  Investments at cost and value include $356,289,158, $143,601,481, $275,150,601, $253,859,336, $12,080,243, $323,662,069, $264,420,090, $113,396,489 and $54,453,003 of securities loaned for Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively (Note 1).

(3)  Includes cost of $10,754,247, $11,456,983, and $61,129 for Janus Orion Fund, Janus Venture Fund and Janus Global Technology Fund, respectively.

(4)  Includes proceeds of $6,163,113 and $3,077,998 on short sales for Janus Global Life Sciences and Janus Global Technology Fund, respectively.

(5)  Includes premiums of $1,306,622 and $1,449,365 on written options for Janus Fund and Janus Global Technology Fund, respectively.

(6)  Net of foreign taxes on investments of $574,253, $1,501,065, $3,465, $333,256, $54,156, $439,856 for Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.
76 Janus Growth Funds October 31, 2007

See Notes to Financial Statements.
Janus Growth Funds October 31, 2007 77

Statements of Operations

For the fiscal year ended October 31, 2007 (all numbers in thousands)	Janus Fund	Janus Enterprise Fund	Janus Orion Fund	Janus Research Fund(1)	Janus Triton Fund	Janus Twenty Fund	Janus Venture Fund	Janus Global Life Sciences Fund	Janus Global Technology Fund
Investment Income:
Interest	$1,559	$14	$1	$83	$–	$397	$–	$–	$19
Securities lending income	1,511	1,058	621	2,045	56	688	1,569	493	536
Dividends	153,712	15,161	37,118	43,760	766	102,081	4,445	6,056	12,337
Dividends from affiliates	10,915	1,112	11,665	2,772	186	14,837	111	134	896
Foreign tax withheld	(3,561)	(184)	(1,898)	(1,301)	(5)	(4,590)	(149)	(335)	(706)
Total Investment Income	164,136	17,161	47,507	47,359	1,003	113,413	5,976	6,348	13,082
Expenses:
Advisory fees	75,421	12,306	23,952	30,871	765	65,993	9,915	5,596	5,840
Transfer agent fees and expenses	24,651	4,666	9,280	9,981	325	20,032	2,898	2,291	2,665
Registration fees	90	58	82	98	39	71	34	36	28
Postage and mailing expenses	1,102	372	670	730	35	871	167	251	340
Custodian fees	354	45	213	176	49	337	228	201	108
Professional fees	51	31	13	35	31	38	31	34	38
Non-interested Trustees' fees and expenses	377	65	122	135	10	330	54	31	34
Printing expenses	1,232	437	604	833	62	934	212	292	400
Short sales dividend expense	–	–	–	–	–	2,358	–	–	–
Other expenses	384	88	139	155	36	331	75	63	59
Non-recurring costs (Note 2)	1	–	–	–	–	1	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	(1)	–	–	–	–	(1)	–	–	–
Total Expenses	103,662	18,068	35,075	43,014	1,352	91,295	13,614	8,795	9,512
Expense and Fee Offset	(550)	(139)	(326)	(304)	(16)	(362)	(60)	(99)	(127)
Net Expenses	103,112	17,929	34,749	42,710	1,336	90,933	13,554	8,696	9,385
Net Investment Income/(Loss)	61,024	(768)	12,758	4,649	(333)	22,480	(7,578)	(2,348)	3,697
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	524,470	179,006	130,929	550,960	17,537	467,014	339,663	98,772	147,009
Net realized gain/(loss) from short sales	–	–	–	–	–	3,530	–	(42)	(1,786)
Net realized gain/(loss) from options contracts	5,817	–	–	3,961	80	–	–	–	(7,203)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	1,894,759	333,510	1,293,241 (2)	658,151 (2)	16,781 (2)	3,319,230	134,510 (2)	53,059 (2)	137,328 (2)
Payment from affiliate (Note 2)	89	19	8	17	4	46	9	17	5
Net Gain/(Loss) on Investments	2,425,135	512,535	1,424,178	1,213,089	34,402	3,789,820	474,182	151,806	275,353
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,486,159	$511,767	$1,436,936	$1,217,738	$34,069	$3,812,300	$466,604	$149,458	$279,050

(1) Formerly named Janus Mercury Fund.

(2) Net of foreign taxes on investments of $574,253, $1,501,065, $3,465, $333,256, $54,156 and $439,856 for Janus Orion Fund, Janus Research Fund, Janus Triton Fund and Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.
78 Janus Growth Funds October 31, 2007

See Notes to Financial Statements.
Janus Growth Funds October 31, 2007 79

Statements of Changes in Net Assets

For the fiscal years ended October 31 (all numbers in thousands)	Janus Fund		Janus Enterprise Fund		Janus Orion Fund		Janus Research Fund(1)		Janus Triton Fund
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$61,024	$38,586	$(768)	$(4,351)	$12,758	$7,762	$4,649	$4,370	$(333)	$129
Net realized gain/(loss) from investment and foreign currency transactions	524,470	1,319,127	179,006	237,157	130,929	125,852	550,960	1,157,345	17,537	771
Net realized gain/(loss) from options contracts	5,817	–	–	–	–	–	3,961	980	80	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	1,894,759	(49,416)	333,510	20,858	1,293,241	44,104	658,151	(758,886)	16,781	4,828
Payment from affiliate (Note 2)	89	47	19	–	8	–	17	–	4	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,486,159	1,308,344	511,767	253,664	1,436,936	177,718	1,217,738	403,809	34,069	5,728
Dividends and Distributions to Shareholders:
Net investment income*	(38,592)	(7,997)	–	–	(7,756)	(6,052)	(2,946)	(12,423)	–	(125)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	–	–	(1,572)	(89)
Net (Decrease) from Dividends and Distributions	(38,592)	(7,997)	–	–	(7,756)	(6,052)	(2,946)	(12,423)	(1,572)	(214)
Capital Share Transactions:
Shares sold	1,261,659	1,366,201	391,582	219,251	1,185,593	546,892	733,668	410,525	62,175	161,859
Shares issued in connection with acquisition**	N/A	N/A	N/A	N/A	N/A	2,124,929	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	37,606	7,771	–	–	7,599	5,942	2,818	11,886	1,546	209
Shares repurchased	(1,916,714)	(2,608,611)	(413,741)	(432,841)	(677,127)	(297,728)	(822,036)	(1,410,231)	(56,323)	(93,284)
Net Increase/(Decrease) from Capital Share Transactions	(617,449)	(1,234,639)	(22,159)	(213,590)	516,065	2,380,035	(85,550)	(987,820)	7,398	68,784
Net Increase/(Decrease) in Net Assets	1,830,118	65,708	489,608	40,074	1,945,245	2,551,701	1,129,242	(596,434)	39,895	74,298
Net Assets:
Beginning of period	11,208,629	11,142,921	1,743,616	1,703,542	3,243,102	691,401	3,876,997	4,473,431	111,993	37,695
End of period	$13,038,747	$11,208,629	$2,233,224	$1,743,616	$5,188,347	$3,243,102	$5,006,239	$3,876,997	$151,888	$111,993
Undistributed net investment income/(loss)*	$61,584	$38,592	$(1,996)	$(1,561)	$8,765	$3,985	$4,213	$2,946	$(166)	$(138)

*  See Note 4 in Notes to Financial Statements.

**  See Note 6 in Notes to Financial Statements.

(1)  Formerly named Janus Mercury Fund.

See Notes to Financial Statements.
80 Janus Growth Funds October 31, 2007

See Notes to Financial Statements.
Janus Growth Funds October 31, 2007 81

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31 (all numbers in thousands)	Janus Twenty Fund		Janus Venture Fund		Janus Global Life Sciences Fund		Janus Global Technology Fund
	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$22,480	$56,704	$(7,578)	$(7,403)	$(2,348)	$(4,337)	$3,697	$(3,026)
Net realized gain/(loss) from investment and foreign currency transactions	467,014	1,410,117	339,663	171,533	98,772	164,350	147,009	227,550
Net realized gain/(loss) from short sales	3,530	3,322	–	–	(42)	(755)	(1,786)	–
Net realized gain/(loss) from option contracts	–	–	–	–	–	(1,098)	(7,203)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee's deferred compensation	3,319,230	(446,870)	134,510	100,725	53,059	(107,495)	137,328	(105,152)
Payment from affiliate (Note 2)	46	17	9	–	17	–	5	4
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,812,300	1,023,290	466,604	264,855	149,458	50,665	279,050	119,376
Dividends and Distributions to Shareholders:
Net investment income*	(57,335)	(20,137)	–	–	–	–	–	(719)
Net realized gain/(loss) from investment transactions*	–	–	(158,239)	(65,400)	–	–	–	–
Net (Decrease) from Dividends and Distributions	(57,335)	(20,137)	(158,239)	(65,400)	–	–	–	(719)
Capital Share Transactions:
Shares sold	608,972	433,075	48,376	31,199	32,711	57,712	69,578	57,580
Redemption fees	N/A	N/A	N/A	N/A	55	69	62	75
Reinvested dividends and distributions	56,152	19,712	152,890	62,815	–	–	–	703
Shares repurchased	(1,233,087)	(1,485,980)	(143,920)	(188,164)	(270,252)	(276,082)	(234,955)	(256,329)
Net Increase/(Decrease) from Capital Share Transactions	(567,963)	(1,033,193)	57,346	(94,150)	(237,486)	(218,301)	(165,315)	(197,971)
Net Increase/(Decrease) in Net Assets	3,187,002	(30,040)	365,711	105,305	(88,028)	(167,636)	113,735	(79,314)
Net Assets:
Beginning of period	9,582,463	9,612,503	1,398,455	1,293,150	982,030	1,149,666	914,349	993,663
End of Period	$12,769,465	$9,582,463	$1,764,166	$1,398,455	$894,002	$982,030	$1,028,084	$914,349
Undistributed net investment income/(loss)*	$24,779	$57,335	$(1,658)	$(1,233)	$(17)	$–	$3,721	$13

*  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
82 Janus Growth Funds October 31, 2007

See Notes to Financial Statements.
Janus Growth Funds October 31, 2007 83

Financial Highlights

	Janus Fund
For a share outstanding during each fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$27.43		$24.44		$22.69		$22.52		$18.39
Income from Investment Operations:
Net investment income/(loss)	.16		.09		.02		–		–
Net gains/(losses) on securities (both realized and unrealized)	6.17		2.92		1.73		.17		4.13
Total from Investment Operations	6.33		3.01		1.75		.17		4.13
Less Distributions and Other:
Dividends (from net investment income)*	(.10)		(.02)		–		–		–
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	(1)	–
Total Distributions and Other	(.10)		(.02)		–		–		–
Net Asset Value, End of Period	$33.66		$27.43		$24.44		$22.69		$22.52
Total Return	23.12	%(2)	12.31	%(2)	7.71	%(2)	0.75	%(2)	22.46%
Net Assets, End of Period (in thousands)	$13,038,747		$11,208,629		$11,142,921		$13,277,473		$17,426,458
Average Net Assets for the Period (in thousands)	$11,816,878		$11,232,055		$12,310,464		$15,433,191		$16,206,681
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.88%		0.90%		0.88%		0.90%		0.89%
Ratio of Net Expenses to Average Net Assets(3)	0.87%		0.90%		0.87%		0.90%		0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.52%		0.34%		0.07%		(0.17)%		(0.17)%
Portfolio Turnover Rates	32%		69%		78%		21%		22%
	Janus Enterprise Fund
For a share outstanding during each fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$45.65		$39.48		$33.73		$30.02		$22.93
Income from Investment Operations:
Net investment income/(loss)	(.01)		(.04)		–	(1)	–	(1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	13.75		6.21		5.75		3.71		7.09
Total from Investment Operations	13.74		6.17		5.75		3.71		7.09
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–		–		–
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–	(1)	–		–		–		–
Total Distributions and Other	–		–		–		–		–
Net Asset Value, End of Period	$59.39		$45.65		$39.48		$33.73		$30.02
Total Return	30.10	%(5)	15.63%		17.05%		12.36%		30.92%
Net Assets, End of Period (in thousands)	$2,233,224		$1,743,616		$1,703,542		$1,679,958		$1,916,706
Average Net Assets for the Period (in thousands)	$1,926,163		$1,778,532		$1,728,579		$1,795,534		$1,741,680
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.94%		1.00%		0.96%		1.04%		1.02%
Ratio of Net Expenses to Average Net Assets(3)	0.93%		0.99%		0.95%		1.03%		1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.04)%		(0.24)%		(0.30)%		(0.46)%		(0.46)%
Portfolio Turnover Rates	32%		40%		28%		27%		32%

*  See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

See Notes to Financial Statements.
84 Janus Growth Funds October 31, 2007

	Janus Orion Fund(1)
For a share outstanding during each fiscal year ended October 31	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Period	$9.49		$7.80		$6.25	$5.64		$4.33
Income from Investment Operations:
Net investment income/(loss)	.03		.04		.03	–		–
Net gains/(losses) on securities (both realized and unrealized)	4.07		1.71		1.52	.61		1.31
Total from Investment Operations	4.10		1.75		1.55	.61		1.31
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		(.06)		–	–		–
Distributions (from capital gains)*	–		–		–	–		–
Payment from affiliate	–	(2)	–		–	–	(2)	–
Total Distributions and Other	(.02)		(.06)		–	–		–
Net Asset Value, End of Period	$13.57		$9.49		$7.80	$6.25		$5.64
Total Return	43.32	%(3)	22.58%		24.80%	10.82	%(3)	29.95%
Net Assets, End of Period (in thousands)	$5,188,347		$3,243,102		$691,401	$529,804		$513,708
Average Net Assets for the Period (in thousands)	$3,773,555		$966,223		$590,421	$540,305		$431,124
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.93%		1.00%		1.02%	1.09%		1.10%
Ratio of Net Expenses to Average Net Asset(4)	0.92%		0.99%		1.01%	1.08%		1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.34%		0.80%		0.52%	(0.05)%		(0.43)%
Portfolio Turnover Rates	24%		63%		68%	69%		72%
	Janus Research Fund(6)
For a share outstanding during each fiscal year ended October 31	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Period	$24.19		$22.05		$19.48	$18.14		$14.92
Income from Investment Operations:
Net investment income/(loss)	.03		.02		.09	–		–
Net gains/(losses) on securities (both realized and unrealized)	7.89		2.18		2.51	1.34		3.22
Total from Investment Operations	7.92		2.20		2.60	1.34		3.22
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		(.06)		(.03)	–		–
Distributions (from capital gains)*	–		–		–	–		–
Payment from affiliate	–	(2)	–	(2)	–	–		–
Total Distributions and Other	(.02)		(.06)		(.03)	–		–
Net Asset Value, End of Period	$32.09		$24.19		$22.05	$19.48		$18.14
Total Return	32.76	%(3)	10.00	%(3)	13.35%	7.39%		21.58%
Net Assets, End of Period (in thousands)	$5,006,239		$3,876,997		$4,473,431	$4,471,514		$5,282,164
Average Net Assets for the Period (in thousands)	$4,266,701		$4,052,013		$4,447,616	$5,007,156		$5,088,567
Ratio of Gross Expenses to Average Net Assets(4)(5)	1.01%		0.98%		0.93%	0.97%		0.96%
Ratio of Net Expenses to Average Net Assets(4)	1.00%		0.97%		0.92%	0.97%		0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.11%		0.11%		0.42%	(0.26)%		(0.31)%
Portfolio Turnover Rates	72%		147%		38%	43%		54%

*  See Note 4 in Notes to Financial Statements.

(1)  Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund. See Note 6.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(6)  Formerly named Janus Mercury Fund.

See Notes to Financial Statements.
Janus Growth Funds October 31, 2007 85

Financial Highlights (continued)

Janus Triton Fund

For a share outstanding during each fiscal year or period ended October 31	2007		2006	2005(1)
Net Asset Value, Beginning of Period	$13.09		$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	–		.01	–
Net gains/(losses) on securities (both realized and unrealized)	4.22		2.27	.86
Total from Investment Operations	4.22		2.28	.86
Less Distributions and Other:
Dividends (from net investment income)*	–		(.03)	–
Dividends (from capital gains)*	(.18)		(.02)	–
Payment from affiliate	–	(2)	–	–
Total Distributions and Other	(.18)		(.05)	–
Net Asset Value, End of Period	$17.13		$13.09	$10.86
Total Return**	32.57	%(3)	21.06%	8.60%
Net Assets, End of Period (in thousands)	$151,888		$111,993	$37,695
Average Net Assets for the Period (in thousands)	$120,057		$105,268	$25,904
Ratio of Gross Expenses to Average Net Assets***(4)	1.13%		1.11%	1.27	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.11%		1.09%	1.25%
Ratio of Net Invest Income to Average Net Assets***	(0.28)%		0.12%	(0.24)%
Portfolio Turnover Rates***	93%		262%	48%

	Janus Twenty Fund
For a share outstanding during each fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$52.93		$47.63		$39.60		$34.06		$30.47
Income from Investment Operations:
Net investment income/(loss)	.15		.32		.10		.03		.17
Net gains/(losses) on securities (both realized and unrealized)	21.94		5.08		7.94		5.68		3.63
Total from Investment Operations	22.09		5.40		8.04		5.71		3.80
Less Distributions and Other:
Dividends (from net investment income)*	(.32)		(.10)		(.01)		(.17)		(.21)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–
Total Distributions and Other	(.32)		(.10)		(.01)		(.17)		(.21)
Net Asset Value, End of Period	$74.70		$52.93		$47.63		$39.60		$34.06
Total Return	41.95	%(3)	11.35	%(3)	20.31	%(3)	16.85	%(3)	12.60%
Net Assets, End of Period (in thousands)	$12,769,465		$9,582,463		$9,612,503		$9,023,479		$9,821,492
Average Net Assets for the Period (in thousands)	$10,355,207		$9,511,589		$9,458,921		$9,319,532		$9,749,457
Ratio of Gross Expenses to Average Net Assets(4)(6)	0.88	%(7)	0.88	%(7)	0.86%		0.89%		0.88%
Ratio of Net Expenses to Average Net Assets(4)	0.88	%(7)	0.87	%(7)	0.86%		0.89%		0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.22%		0.60%		0.21%		0.06%		0.52%
Portfolio Turnover Rates	20%		41%		44%		14%		44%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(7)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
86 Janus Growth Funds October 31, 2007

	Janus Venture Fund
For a share outstanding during each fiscal year ended October 31	2007		2006	2005	2004		2003
Net Asset Value, Beginning of Period	$65.75		$56.82	$51.57	$47.77		$31.59
Income from Investment Operations:
Net investment income/(loss)	(.02)		(.06)	–	–		–
Net gains/(losses) on securities (both realized and unrealized)	20.85		11.92	5.25	3.80		16.18
Total from Investment Operations	20.83		11.86	5.25	3.80		16.18
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–		–
Distributions (from capital gains)*	(7.49)		(2.93)	–	–		–
Payment from affiliate	–	(1)	–	–	–		–
Total Distributions and Other	(7.49)		(2.93)	–	–		–
Net Asset Value, End of Period	$79.09		$65.75	$56.82	$51.57		$47.77
Total Return	34.68	%(2)	21.69%	10.18%	7.95%		51.22%
Net Assets, End of Period (in thousands)	$1,764,166		$1,398,455	$1,293,150	$1,327,088		$1,392,358
Average Net Assets for the Period (in thousands)	$1,549,495		$1,353,079	$1,367,775	$1,355,755		$988,156
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.88%		0.91%	0.87%	0.90%		0.94%
Ratio of Net Expenses to Average Net Assets(3)	0.87%		0.91%	0.87%	0.90%		0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.49)%		(0.55)%	(0.64)%	(0.74)%		(0.67)%
Portfolio Turnover Rates	57%		55%	63%	61%		75%
	Janus Global Life Sciences Fund
For a share outstanding during each fiscal year ended October 31	2007		2006	2005	2004		2003
Net Asset Value, Beginning of Period	$20.25		$19.37	$16.08	$14.61		$12.82
Income from Investment Operations:
Net investment income/(loss)	–		–	–	–		–
Net gains/(losses) on securities (both realized and unrealized)	3.87		.88	3.29	1.47		1.79
Total from Investment Operations	3.87		.88	3.29	1.47		1.79
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–		–
Distributions (from capital gains)*	–		–	–	–		–
Redemption fees	–	(5)	– (5)	– (5)	–	(5)	– (5)
Payment from affiliate	–	(1)	–	–	–	(1)	–
Total Distributions and Other	–		–	–	–		–
Net Asset Value, End of Period	$24.12		$20.25	$19.37	$16.08		$14.61
Total Return	19.11	%(2)	4.54%	20.46%	10.06	%(3)	13.87%
Net Assets, End of Period (in thousands)	$894,002		$982,030	$1,149,666	$1,183,496		$1,264,220
Average Net Assets for the Period (in thousands)	$874,776		$1,101,726	$1,181,741	$1,288,416		$1,296,095
Ratio of Gross Expenses to Average Net Assets(3)(4)	1.01%		1.02%	0.97%	1.02%		0.99%
Ratio of Net Expenses to Average Net Assets(3)	0.99%		1.01%	0.96%	1.01%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.27)%		(0.39)%	(0.49)%	(0.52)%		(0.28)%
Portfolio Turnover Rates	61%		87%	77%	78%		135%

*  See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(5)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.
Janus Growth Funds October 31, 2007 87

Financial Highlights (continued)

	Janus Global Technology Fund
For a share outstanding during each fiscal year ended October 31	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Period	$12.23		$10.88		$9.70	$10.44		$7.41
Income from Investment Operations:
Net investment income/(loss)	.06		–		.01	.02		–
Net gains/(losses) on securities (both realized and unrealized)	4.22		1.36		1.17	(.76)		3.03
Total from Investment Operations	4.28		1.36		1.18	(.74)		3.03
Less Distributions and Other:
Dividends (from net investment income)*	–		(.01)		–	–		–
Distributions (from capital gains)*	–		–		–	–		–
Redemption fees	–	(1)	–	(1)	– (1)	–	(1)	– (1)
Payment from affiliate	–	(2)	–	(2)	–	–	(2)	–
Total Distributions and Other	–		(.01)		–	–		–
Net Asset Value, End of Period	$16.51		$12.23		$10.88	$9.70		$10.44
Total Return	35.00	%(3)	12.48	%(3)	12.16%	(7.09	)%(3)	41.08%
Net Assets, End of Period (in thousands)	$1,028,084		$914,349		$993,663	$1,255,023		$1,655,731
Average Net Assets for the Period (in thousands)	$915,092		$999,147		$1,109,908	$1,480,508		$1,332,510
Ratio of Gross Expenses to Average Net Assets(4)(5)	1.04%		1.13%		1.04%	1.07%		1.07%
Ratio of Net Expenses to Average Net Assets(4)	1.03%		1.11%		1.03%	1.07%		1.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.40%		(0.30)%		0.07%	(0.37)%		(0.27)%
Portfolio Turnover Rate	57%		85%		31%	24%		48%

*  See Note 4 in Notes to Financial Statements.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Service's fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

See Notes to Financial Statements.
88 Janus Growth Funds October 31, 2007

Notes to Schedules of Investments

Lipper Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International World Information Technology Index	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Janus Growth Funds October 31, 2007 89

Notes to Schedules of Investments (continued)

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  **  A portion of this holding has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, and/or securities with extended settlement dates.

  ß  Security is Illiquid.

  #  Loaned security; a portion or all of the security is on loan as of October 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ººSchedule of Fair Valued Securities (as of October 31, 2007)

	Value	Value as a % of Net Assets
Janus Enterprise Fund
Alibaba.com, Ltd.	$4,534,200	0.2%
Janus Triton Fund
Alibaba.com, Ltd.	$307,488	0.2%
Elixir Gaming Technologies, Inc.	1,299,535	0.9%
	$1,607,023	1.1%
Janus Venture Fund
Alibaba.com Corp.	$3,577,889	0.2%
Baby Universe	8,056,953	0.5%
Elixir Gaming Technologies Inc.	19,578,875	1.1%
Fushi International, Inc.	9,476,758	0.5%
Genius Products, Inc. - expires 12/5/10	986,528	0.1%
Motorcar Parts of America, Inc. - expires 5/17/12	70,395	0.0%
NetDragon Websoft, Inc.	763,555	0.0%
Pokertek, Inc. - expires 4/23/12	85,482	0.0%
Wyndcrest Holdings LLC	7,291,120	0.4%
	$49,887,547	2.8%
Janus Global Life Sciences Fund
Cougar Biotechnology, Inc.	$904,350	0.1%
Fibrogen, Inc.	9,538,658	1.1%
GMP Companies, Inc. - expires 6/1/11	3,925,138	0.4%
GMP Companies, Inc. - expires 6/1/11	376,409	0.0%
GMP Companies, Inc. - expires 6/1/11	171,115	0.0%
Mediquest Therapeutics	5,018,510	0.6%
Mediquest Therapeutics - Promissory Note	1,448,251	0.2%
Mediquest Therapeutics - expires 6/15/11	198,906	0.0%
Mediquest Therapeutics - expires 6/15/12	52,413	0.0%
	$21,633,750	2.4%

90 Janus Growth Funds October 31, 2007

	Value	Value as a % of Net Assets
Janus Global Technology Fund
Alibaba.com, Ltd.	$2,078,973	0.2%
BYD Electric Company, Ltd. (Rights)	–	0.0%
	$2,078,973	0.2%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of October 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Fund
Morgan Stanley Co. convertible, (Arch Coal, Inc.), 12.00%	10/17/07	$51,708,574	$54,289,700	0.4%
Janus Enterprise Fund
Polytec Asset Holdings, Ltd.	5/5/06	$9,134,007	$11,107,858	0.5%
Janus Research Fund
Morgan Stanley Co. convertible, (Arch Coal, Inc.), 12.00%	10/17/07	$27,025,011	$28,374,013	0.6%
Janus Triton Fund
Elixir Gaming Technologies, Inc.	10/19/07	$1,023,141	$1,299,535	0.9%
Polytec Asset Holdings, Ltd.	5/5/06 - 10/16/07	855,692	1,026,008	0.7%
		$1,878,833	$2,325,543	1.6%
Janus Venture Fund
Baby Universeºº	6/14/07 - 9/5/07	$6,034,448	$8,056,953	0.5%
Elixir Gaming Technologies, Inc.	10/19/07	15,414,704	19,578,875	1.1%
Genius Products, Inc.	12/5/05	8,417,000	12,587,500	0.7%
Genius Products, Inc. - expires 12/5/10ºº	12/5/05	1,083,000	986,528	0.1%
Hythiam, Inc.	12/12/06	5,000,004	5,000,004	0.3%
Motorcar Parts of America, Inc.	5/17/07	6,276,886	6,917,084	0.4%
Motorcar Parts of America, Inc. - expires 5/17/12ºº	5/17/07	198,682	70,395	0.0%
Pokertek, Inc. - expires 4/23/12ºº	4/23/07	712,613	85,482	0.0%
Polytec Asset Holdings, Ltd.	5/5/06 - 8/16/07	7,272,488	8,834,876	0.5%
UTEK Corp.	8/12/05	2,575,204	3,251,917	0.2%
ValueVision Media, Inc.	7/8/05	18,754,252	8,814,499	0.5%
Wyndcrest Holdings LLC	7/26/07	7,291,120	7,291,120	0.4%
		$79,030,401	$81,475,225	4.7%
Janus Global Life Sciences Fund
Cougar Biotechnology, Inc.ºº	3/31/06 - 2/9/07	$58,136	$904,350	0.1%
Fibrogen, Inc.ºº	12/28/04 - 11/8/05	5,786,786	9,538,658	1.1%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06 - 10/4/06	3,874,867	3,925,138	0.4%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06	–	376,409	0.0%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06 - 10/4/06	–	171,115	0.0%
Mediquest Therapeuticsºº	5/11/06 - 6/15/06	5,018,510	5,018,510	0.6%
Mediquest Therapeutics - Promissory Noteºº	10/12/07	1,448,251	1,448,251	0.2%
Mediquest Therapeutics - expires 6/15/11ºº	5/11/06 - 6/15/06	–	198,906	0.0%
Mediquest Therapeutics - expires 6/15/12ºº	10/12/07	52,683	52,413	0.0%
Morgan Stanley Co. convertible, (Arch Coal, Inc.), 12.00%	10/17/07	11,609,006	12,188,491	1.4%
		$27,848,239	$33,822,241	3.8%

The Funds have registration rights for certain restricted securities held as of October 31, 2007. The issuer incurs all registration costs.

Janus Growth Funds October 31, 2007 91

Notes to Schedules of Investments (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of October 31, 2007 are noted below.

Fund	Aggregate Value
Growth
Janus Fund	$933,501,030
Janus Orion Fund	67,134,760.87
Janus Research Fund(1)	735,675,799.58
Janus Venture Fund	676,314.00
Specialty Growth
Janus Global Life Sciences Fund	215,553,818.76
Janus Global Technology Fund	294,507,298.58

(1) Formerly named Janus Mercury Fund.

£ The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2007.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/07
Janus Orion Fund
Dade Behring Holdings, Inc.*	1,732,005	$67,430,277	–	$–	$–	$1,208,642	$482,236,166
Trimble Navigation, Ltd.*(1)	2,060,975	10,758,777	–	–	–	–	160,993,484
VistaPrint, Ltd.*	8,790	401,602	–	–	–	–	124,969,339
		$78,590,656		$–	$–	$1,208,642	$768,198,889

(1) Adjusted for 2 for 1 stock split 2/23/07

Janus Venture Fund
Baby Universe*	973,061	$6,034,448	–	$–	$–	$–	$8,056,953
Century Casinos, Inc.*	–	–	–	–	–	–	10,925,851
Elixir Gaming Technologies Inc.*	4,404,201	15,414,704	–	–	–	–	19,578,875
Genius Products, Inc.*	–	–	–	–	–	–	12,587,500
Health Grades, Inc.*	726,585	3,613,480	–	–	–	–	10,021,530
Infocrossing, Inc.*	296,618	2,313,432	2,020,246	15,937,273	20,571,069	–	–
Intermap Technologies, Ltd.*	–	–	–	–	–	–	21,123,445
Kroton Education S.A.*	630,470	14,328,100	630,470	14,328,100	(863,445)	–	–
LivePerson, Inc.*	–	–	–	–	–	–	18,026,011
Motorcar Parts of America, Inc.*	588,688	6,276,886	–	–	–	–	6,917,084
NaviSite Inc.*	3,216,205	14,472,923	–	–	–	–	34,960,148
NuCo2, Inc.*	–	–	–	–	–	–	20,717,880
Omnicell, Inc.*	–	–	1,879,729	22,624,802	22,702,309	–	–
Pokertek, Inc.*	482,833	3,632,884	–	–	–	–	3,307,406
Ronco Fi-Tek, Inc.*	–	–	1,869,694	6,000,000	(6,000,000)	–	–
Ultimate Software Group, Inc.*	–	–	190,030	2,090,330	3,820,488	–	54,028,510
ValueVision Media, Inc.*	–	–	–	–	–	–	8,814,499
Workstream, Inc. (U.S. Shares)*	–	–	16,850	90,978	(75,343)	–	4,446,272
Wyndcrest Holdings LLC*	5,207,943	7,291,120	–	–	–	–	7,291,120
		$73,377,977		$61,071,483	$40,155,078	$–	$240,803,076
Janus Global Life Sciences Fund
Achillion Pharmaceuticals, Inc.*	568,500	$3,390,567	2,830	$32,545	$(12,785)	$–	$4,769,615

(1) Formerly named Janus Mercury Fund.

Variable rate notes are notes for which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2007.

92 Janus Growth Funds October 31, 2007

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund (formerly named Janus Mercury Fund), Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has thirty funds. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Fund's lending agent for the period November 1, 2006 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Funds.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign

Janus Growth Funds October 31, 2007 93

Notes to Financial Statements (continued)

short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2007, the following Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2007
Growth
Janus Fund	$356,289,158
Janus Enterprise Fund	143,601,481
Janus Orion Fund	275,150,601
Janus Research Fund(1)	253,859,336
Janus Triton Fund	12,080,243
Janus Twenty Fund	323,662,069
Janus Venture Fund	264,420,090
Specialty Growth
Janus Global Life Sciences Fund	113,396,489
Janus Global Technology Fund	54,453,003

(1)  Formerly named Janus Mercury Fund.

As of October 31, 2007, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2007
Growth
Janus Fund	$368,072,979
Janus Enterprise Fund	147,565,380
Janus Orion Fund	282,213,325
Janus Research Fund(1)	261,058,293
Janus Triton Fund	12,418,835
Janus Twenty Fund	331,672,000
Janus Venture Fund	272,554,707
Specialty Growth
Janus Global Life Sciences Fund	116,569,472
Janus Global Technology Fund	56,416,903

(1)  Formerly named Janus Mercury Fund.

As of October 31, 2007, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in "naked" (uncovered) short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund's naked short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by a Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of October 31, 2007, Janus Global Life Sciences Fund and Janus Global Technology Fund were engaged in short sales.

94 Janus Growth Funds October 31, 2007

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

As of October 31, 2007, Janus Fund, Janus Orion Fund, Janus Research Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund were invested in forward foreign currency contracts.

Futures Contracts

The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of October 31, 2007, the Funds were not invested in futures contracts.

Swaps

The Funds may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. As of October 31, 2007, the Funds were not invested in swap agreements.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Options Contracts

The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of

Janus Growth Funds October 31, 2007 95

Notes to Financial Statements (continued)

securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The following Funds recognized realized gains/(losses) from written options during the fiscal year ended October 31, 2007.

Fund	Gains/(Losses)
Growth
Janus Fund	$5,817,150
Janus Research Fund(1)	3,960,916
Janus Triton Fund	80,321
Speciality Growth
Janus Global Technology Fund	(7,203,181)

(1)  Formerly named Janus Mercury Fund.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that a Fund may recognize due to written call options.

Written option activity for the fiscal year ended October 31, 2007 was as follows:

Call Options	Number of Contracts		Premiums Received
Janus Fund
Options outstanding, at October 31, 2006	29,787		$1,992,219
Options written	116,755		5,990,744
Options expired	(124,712	)(1)	(5,375,043)
Options closed	(8,459)		(1,235,524)
Options exercised	(3,502)		(268,640)
Options outstanding, at October 31, 2007	9,869		$1,103,756

(1)  Adjusted for NRG Energy, Inc. 2 for 1 stock split 6/1/2007

Put Options	Number of Contracts	Premiums Received
Janus Fund
Options outstanding, at October 31, 2006	–	$–
Options written	61,203	3,135,694
Options expired	(51,880)	(1,978,317)
Options closed	(4,008)	(809,603)
Options exercised	(2,655)	(144,908)
Options outstanding, at October 31, 2007	2,660	$202,866

Options Contracts Written

Written option activity for the quarter ended October 31, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Enterprise Fund
Options outstanding, at October 31, 2006	–	$–
Options written	1,272	667,536
Options expired	–	–
Options closed	–	–
Options exercised	(1,272)	(667,536)
Options outstanding, at October 31, 2007	–	$–
Call Options	Number of Contracts	Premiums Received
Janus Research Fund(1)
Options outstanding at October 31, 2006	–	$–
Options written	16,865	9,539,997
Options closed	(5,902)	(2,505,236)
Options expired	(8,173)	(2,011,671)
Options exercised	(2,790)	(5,023,090)
Options outstanding at October 31, 2007	–	$–

(1)  Formerly named Janus Mercury Fund.

Call Options	Number of Contracts		Premiums Received
Janus Triton Fund
Options outstanding at October 31, 2006	–		$–
Options written	1,684		379,024
Options closed	(256)		(96,190)
Options expired	(941)		(210,589)
Options exercised	(487)		(72,245)
Options outstanding at October 31, 2007	–		$–
Call Options	Number of Contracts		Premiums Received
Janus Global Technology Fund
Options outstanding, at October 31, 2006	1,032		$241,312
Options written	27,184		7,929,353
Options expired	(1,032)		(241,312)
Options closed	(25,093	)(1)	(6,479,988)
Options exercised	–
Options outstanding, at October 31, 2007	2,091		$1,449,365

(1)  Adjusted for GameStop Corp. 2 for 1 stock split 3/19/2007

96 Janus Growth Funds October 31, 2007

Put Options	Number of Contracts	Premiums Received
Janus Global Technology Fund
Options outstanding, at October 31, 2006	–	$–
Options written	290	82,357
Options expired	(290)	(82,357)
Options closed
Options exercised
Options outstanding, at October 31, 2007	–	$–

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2007, the Funds were not invested in when-issued securities.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of October 31, 2007, Janus Fund, Janus Research Fund and Janus Global Life Sciences Fund were invested in equity-linked structured notes.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2007, Janus Fund, Janus Enterprise Fund, Janus Research Fund, Janus Triton Fund, Janus Venture Fund and Janus Global Life Sciences Fund were invested in restricted securities.

Dividend Distributions

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and realized capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial

Janus Growth Funds October 31, 2007 97

Notes to Financial Statements (continued)

statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the adoption of the Interpretation to the Funds and has determined there is no significant impact on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

For Janus Research Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Research Fund(1)	Russell 1000® Growth Index

(1)  Formerly named Janus Mercury Fund.

Only the base fee rate applied until February 2007 for Janus Research Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by Janus Research Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Research Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The Fund's prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended October 31, 2007, Janus Research Fund recorded a positive Performance Adjustment of $3,617,060.

Until at least March 1, 2008, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse Janus Triton Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

98 Janus Growth Funds October 31, 2007

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services.

During the fiscal year ended October 31, 2007, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Growth
Janus Fund	$6,850
Janus Enterprise Fund	19,042
Janus Orion Fund	8,168
Janus Research Fund(1)	17,084
Janus Triton Fund	4,199
Janus Twenty Fund	46,019
Janus Venture Fund	8,516
Specialty Growth
Janus Global Life Sciences Fund	2,791
Janus Global Technology Fund	4,978

(1)  Formerly named Janus Mercury Fund.

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Growth
Janus Fund	$47,274
Janus Research(1)	415
Janus Twenty Fund	16,951
Specialty Growth
Janus Global Technology Fund	3,607

(1)  Formerly named Janus Mercury Fund.

During the fiscal year ended October 31, 2007, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Growth
Janus Fund	$82,464
Janus Research Fund(1)	20
Janus Twenty Fund	227
Specialty Growth
Janus Global Life Sciences Fund	14,491

(1)  Formerly named Janus Mercury Fund.

For the fiscal year ended October 31, 2007, Janus Capital assumed $8,609 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Funds or Portfolios that commenced operations after July 31, 2004. As a result, no fees were allocated to Janus Triton Fund. Additionally, all future non-recurring costs will be allocated to the Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2007.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $84,721 was paid by the Trust during the fiscal year ended October 31, 2007. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or

Janus Growth Funds October 31, 2007 99

Notes to Financial Statements (continued)

transfer agent to produce income if they had not entered into an expense offset arrangement.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Life Sciences Fund and Janus Global Technology Fund were $55,152 and $61,900, respectively, for the fiscal year ended October 31, 2007.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/07
Janus Institutional Cash Management Fund – Institutional Shares
Growth
Janus Fund	$481,630,373	$305,290,381	$2,222,874	$176,339,992
Janus Enterprise Fund	54,618,822	29,789,402	477,069	24,829,420
Janus Orion Fund	253,318,475	79,828,907	1,580,908	173,489,568
Janus Research Fund(1)	276,250,147	172,397,297	746,392	103,852,850
Janus Triton Fund	16,032,121	9,833,818	61,979	6,198,303
Janus Twenty Fund	720,344,638	292,480,596	5,315,942	427,864,042
Janus Venture Fund	27,710,990	24,149,990	19,320	3,561,000
Specialty Growth
Janus Global Life Sciences Fund	15,601,185	11,536,035	19,892	4,065,150
Janus Global Technology Fund	58,274,828	23,587,771	214,843	34,687,057
	$1,903,781,579	$948,894,197	$10,659,219	$954,887,382
Janus Institutional Cash Reserves Fund
Growth
Janus Fund	$246,646,598	$252,766,598	$418,617	$–
Janus Enterprise Fund	49,821,332	53,216,332	87,324	–
Janus Orion Fund	231,631,663	268,913,253	2,226,116	–
Janus Research Fund(1)	105,284,606	136,463,606	278,634	–
Janus Triton Fund	7,637,990	7,637,990	20,724	–
Janus Twenty Fund	309,378,860	309,378,860	1,525,223	–
Janus Venture Fund	19,617,579	25,800,579	17,736	–
Specialty Growth
Janus Global Life Sciences Fund	9,369,000	9,369,000	7,200	–
Janus Global Technology Fund	47,868,602	48,226,112	100,895	–
	$1,027,256,230	$1,111,772,330	$4,682,469	$–
Janus Institutional Money Market Fund – Institutional Shares
Growth
Janus Fund	$1,384,028,813	$1,299,316,619	$5,147,382	$84,712,194
Janus Enterprise Fund	201,241,849	186,611,598	313,367	14,630,251
Janus Orion Fund	562,279,550	562,279,550	3,478,225	–
Janus Research Fund(1)	955,905,798	895,795,098	1,277,009	60,110,700
Janus Triton Fund	36,478,882	36,478,882	54,745	–
Janus Twenty Fund	1,254,681,640	747,300,032	4,301,126	507,381,608
Janus Venture Fund	91,828,360	91,828,360	54,818	–
Specialty Growth
Janus Global Life Sciences Fund	129,400,879	124,546,029	94,183	4,854,850
Janus Global Technology Fund	180,050,330	174,051,469	442,396	5,998,861
	$4,795,896,101	$4,118,207,637	$15,163,251	$677,688,464
Janus Money Market Fund – Institutional Shares
Growth
Janus Fund	$599,957,059	$678,850,664	$3,126,265	$–
Janus Enterprise Fund	112,593,068	120,788,352	233,964	–
Janus Orion Fund	362,665,288	381,257,189	3,171,171	–
Janus Research Fund(1)	333,251,985	333,251,985	470,205	–
Janus Triton Fund	15,909,508	16,661,508	48,625	–
Janus Twenty Fund	860,181,362	1,082,862,378	3,695,208	–
Janus Venture Fund	35,166,003	35,166,003	19,299	–
Specialty Growth
Janus Global Life Sciences Fund	30,549,000	30,549,000	12,621	–
Janus Global Technology Fund	79,645,662	100,361,892	138,214	–
	$2,429,918,935	$2,779,748,971	$10,915,572	$–

(1)  Formerly named Janus Mercury Fund.

100 Janus Growth Funds October 31, 2007

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Growth
Janus Fund	$3,493,731,336	$4,353,057,938	$201,931,237	$168,073,836
Janus Enterprise Fund	611,262,941	691,659,022	–	–
Janus Orion Fund	1,675,028,741	846,031,670	–	–
Janus Research Fund(1)	3,013,912,315	3,284,421,240	–	–
Janus Triton Fund	109,009,691	109,197,146	–	–
Janus Twenty Fund	2,003,666,999	3,393,913,873	–	–
Janus Venture Fund	890,964,326	987,999,131	–	–
Specialty Growth
Janus Global Life Sciences Fund	534,864,998	791,905,920	–	–
Janus Global Technology Fund	505,401,634	668,653,279	2,169,138	2,211,703

(1)  Formerly named Janus Mercury Fund.

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Growth
Janus Fund(1)	$62,048,008	$–	$(4,871,764,273)	$(300,705)	$3,878,844,575
Janus Enterprise Fund(1)	–	–	(3,948,679,948)	(12,089)	895,826,922
Janus Orion Fund(1)	8,973,932	–	(1,711,573,207)	(325,564)	1,880,662,344
Janus Research Fund(2)	4,260,965	–	(4,456,124,992)	(11,139)	987,686,004
Janus Triton Fund	12,746,421	4,285,068	–	20,012	23,034,363
Janus Twenty Fund	24,898,590	–	(1,401,178,455)	50,199	5,932,324,789
Janus Venture Fund(1)	43,495,586	276,410,821	(37,742,363)	548,074	533,826,038
Specialty Growth
Janus Global Life Sciences Fund	–	–	(656,354,182)	(917,038)	222,404,686
Janus Global Technology Fund	3,730,806	–	(2,413,787,230)	(3,114,228)	317,592,082

(1)  Capital loss carryovers subject to annual limitations.

(2)  Formerly named Janus Mercury Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Janus Growth Funds October 31, 2007 101

Notes to Financial Statements (continued)

Capital Loss Carryover Expiration Schedule

For the year ended October 31, 2007

Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Growth
Janus Fund(1)	$(9,277,363)	$(1,600,258,867)	$(2,692,706,418)	$(569,521,625)	$(4,871,764,273)
Janus Enterprise Fund(1)	(3,673,874)	(2,728,561,313)	(1,180,687,781)	(35,756,979)	(3,948,679,948)
Janus Orion Fund(1)	(1,559,485)	(1,125,939,471)	(584,074,251)	–	(1,711,573,207)
Janus Research Fund(2)	–	(1,556,504,638)	(2,677,021,633)	(222,598,721)	(4,456,124,992)
Janus Triton Fund	–	–	–	–	–
Janus Twenty Fund	–	(639,987,649)	(117,584,500)	(643,606,306)	(1,401,178,455)
Janus Venture Fund(1)	–	(25,161,575)	(12,580,788)	–	(37,742,363)
Specialty Growth
Janus Global Life Sciences Fund	–	(301,362,984)	(251,753,591)	(103,237,607)	(656,354,182)
Janus Global Technology Fund	–	(1,473,525,794)	(857,178,929)	(83,082,507)	(2,413,787,230)

(1) Capital loss carryovers subject to annual limitations.

(2) Formerly named Janus Mercury Fund.

During the year ended October 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Growth
Janus Fund	$517,876,026
Janus Enterprise Fund	179,046,774
Janus Orion Fund	128,854,569
Janus Research Fund(1)	543,442,215
Janus Twenty Fund	461,314,168
Janus Venture Fund	12,580,786
Specialty Growth
Janus Global Life Sciences Fund	98,793,290
Janus Global Technology Fund	137,600,770

(1) Formerly named Janus Mercury Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Growth
Janus Fund	$9,488,565,414	$4,010,130,025	$(131,285,450)
Janus Enterprise Fund	1,455,811,864	939,890,433	(44,063,511)
Janus Orion Fund	3,650,112,778	1,926,350,436	(45,113,838)
Janus Research Fund(1)	4,222,583,510	1,083,204,762	(94,017,694)
Janus Triton Fund	140,883,973	29,156,428	(6,118,600)
Janus Twenty Fund	7,162,353,790	6,059,504,707	(127,179,918)
Janus Venture Fund	1,511,157,709	601,630,954	(67,471,654)
Specialty Growth
Janus Global Life Sciences Fund	785,368,205	238,686,873	(16,228,031)
Janus Global Technology Fund	783,142,138	339,192,012	(21,181,401)

(1) Formerly named Janus Mercury Fund.

102 Janus Growth Funds October 31, 2007

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2007	Distributions
	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Growth
Janus Fund	$38,591,845	$–	$–	$–
Janus Enterprise Fund	–	–	–	(324,160)
Janus Orion Fund	7,756,114	–	–	–
Janus Research Fund(1)	2,946,471	–	–	–
Janus Triton Fund	239,370	1,333,033	–	–
Janus Twenty Fund	57,335,032	–	–	–
Janus Venture Fund	–	158,238,541	–	–
Specialty Growth
Janus Global Life Sciences Fund	–	–	–	(2,426,926)
Janus Global Technology Fund	–	–	–	–

(1)  Formerly named Janus Mercury Fund.

	Distributions
For the fiscal year ended October 31, 2006 Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Growth
Janus Fund	$7,997,324	$–	$–	$–
Janus Enterprise Fund	–	–	–	(2,776,861)
Janus Research Fund(1)	12,422,837	–	–	–
Janus Orion Fund	6,051,846	–	–	–
Janus Triton Fund	212,999	–	–	–
Janus Twenty Fund	20,136,433	–	–	–
Janus Venture Fund	–	65,399,672	–	(5,847,279)
Specialty Growth
Janus Global Life Sciences Fund	–	–	–	(4,305,333)
Janus Global Technology Fund	719,402	–	–	(3,397,264)

(1) Formerly named Janus Mercury Fund.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended October 31	Janus Fund		Janus Enterprise Fund		Janus Orion Fund		Janus Research Fund(1)
(all numbers in thousands)	2007	2006	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	41,962	52,166	7,478	5,056	102,438	62,151	25,694	17,604
Shares issued in connection with acquisition*	N/A	N/A	N/A	N/A	N/A	223,865	N/A	N/A
Reinvested dividends and distributions	1,317	301	–	–	763	711	112	513
Shares repurchased	(64,516)	(99,767)	(8,075)	(10,005)	(62,559)	(33,686)	(30,052)	(60,742)
Net Increase/(Decrease) in Capital Share Transactions	(21,237)	(47,300)	(597)	(4,949)	40,642	253,041	(4,246)	(42,625)
Shares Outstanding, Beginning of Period	408,577	455,877	38,198	43,147	341,728	88,687	160,257	202,882
Shares Outstanding, End of Period	387,340	408,577	37,601	38,198	382,370	341,728	156,011	160,257

*  See Note 6 in Notes to Financial Statements.

(1)  Formerly named Janus Mercury Fund.

Janus Growth Funds October 31, 2007 103

Notes to Financial Statements (continued)

For each fiscal year ended October 31	Janus Triton Fund		Janus Twenty Fund		Janus Venture Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	4,172	12,642	9,915	8,663	713	508
Reinvested dividends and distributions	113	17	1,014	399	2,441	1,108
Shares repurchased	(3,972)	(7,576)	(21,025)	(29,839)	(2,118)	(3,106)
Net Increase/(Decrease) in Capital Share Transactions	313	5,083	(10,096)	(20,777)	1,036	(1,490)
Shares Outstanding, Beginning of Period	8,554	3,471	181,036	201,813	21,270	22,760
Shares Outstanding, End of Period	8,867	8,554	170,940	181,036	22,306	21,270

For each fiscal year ended October 31	Janus Global Life Sciences Fund		Janus Global Technology Fund
(all numbers in thousands)	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	1,518	2,820	4,803	4,705
Reinvested dividends and distributions	–	–	–	59
Shares repurchased	(12,952)	(13,690)	(17,295)	(21,283)
Net Increase/(Decrease) in Capital Share Transactions	(11,434)	(10,870)	(12,492)	(16,519)
Shares Outstanding, Beginning of Period	48,498	59,368	74,773	91,292
Shares Outstanding, End of Period	37,064	48,498	62,281	74,773

6. FUND ACQUISITIONS

On October 31, 2006, Janus Orion Fund acquired all of the net assets of Janus Olympus Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Olympus Fund in the amount of 63,425,023 shares (valued at $2,124,928,540) for the 223,865,207 shares of Janus Orion Fund, including $411,818,312 of unrealized appreciation. The aggregate net assets of Janus Orion Fund and Janus Olympus Fund immediately before the reorganization were $1,119,129,656 and $2,124,928,540, respectively. The aggregate net assets immediately after the reorganization were $3,244,058,196.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the

104 Janus Growth Funds October 31, 2007

following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter is scheduled to commence in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. In addition to a recently filed Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Growth Funds October 31, 2007 105

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Enterprise Fund, Janus Research Fund (formerly Janus Mercury Fund), Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (nine of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 14, 2007

106 Janus Growth Funds October 31, 2007

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Janus Growth Funds October 31, 2007 107

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends and distributions then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2006. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows each Fund's Schedule of Investments (if applicable). Written option contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

108 Janus Growth Funds October 31, 2007

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements (if any) are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. "Redemption Fees" refers to the fee paid to the applicable Funds for shares held for 90 days or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect a Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Janus Growth Funds October 31, 2007 109

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

110 Janus Growth Funds October 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2007:

Capital Gain Distributions

Fund
Growth
Janus Triton Fund	$1,333,033
Janus Venture Fund	158,238,541

Dividends Received Deduction Percentage

Fund
Growth
Janus Fund	100%
Janus Orion Fund	75%
Janus Research Fund	100%
Janus Twenty Fund	100%
Specialty Growth
Janus Global Technology Fund	45%

Qualified Dividend Income Percentage

Fund
Growth
Janus Fund	100%
Janus Orion Fund	100%
Janus Research Fund	100%
Janus Twenty Fund	100%
Specialty Growth
Janus Global Technology Fund	100%

Janus Growth Funds October 31, 2007 111

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council	73		Director of F.B. Heron Foundation (a private grant making foundation).

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

112 Janus Growth Funds October 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Growth Funds October 31, 2007 113

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Portfolio Manager Janus Global Life Sciences Fund	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

William Bales 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Venture Fund	2/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Jonathan D. Coleman(1) 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Enterprise Fund	2/02-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Vice President (1998-2006) of Janus Capital.

David J. Corkins(2) 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Portfolio Manager Janus Fund	2/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2003-2006) for Janus Research Fund, and Portfolio Manager (1997-2003) for Janus Growth and Income Fund.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Research Fund	2/06-Present	Vice President and Director of Research of Janus Capital. Formerly, Portfolio Manager (1992-2002) for Janus Enterprise Fund.

Chad Meade 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Triton Fund	6/06-Present	Research Analyst of Janus Capital.

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Orion Fund	4/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2005-2006) for Janus Triton Fund.

Brian A. Schaub 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Triton Fund	6/06-Present	Portfolio Manager for other Janus accounts and Research Analyst of Janus Capital.

Scott W. Schoelzel(3) 151 Detroit Street Denver, CO 80206 DOB: 1958	Executive Vice President and Portfolio Manager Janus Twenty Fund	8/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Global Technology Fund	2/06-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2000-2004) for Lincoln Equity Management.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

(1)Jonathan D. Coleman intends to resign his position with the Fund effective November 1, 2007.

(2)David J. Corkins intends to resign his position with the Fund effective November 1, 2007.

(3)Scott Schoelzel intends to resign his position with the Fund effective January 1, 2008.

114 Janus Growth Funds October 31, 2007

Officers (cont.)

Name, Address, and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Growth Funds October 31, 2007 115

Notes

116 Janus Growth Funds October 31, 2007

Notes

Janus Growth Funds October 31, 2007 117

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/07)

C-1207-049  111-02-105 12-07

2007 Annual Report

Janus Core, Risk-Managed and Value Funds

Core

Janus Balanced Fund

Janus Contrarian Fund

Janus Fundamental Equity Fund

Janus Growth and Income Fund

Risk-Managed

INTECH Risk-Managed Stock Fund

Value

Janus Mid Cap Value Fund

Janus Small Cap Value Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Core, Risk-Managed and Value Funds

Co-Chief Investment Officers' Letter to Shareholders	1

Useful Information About Your Fund Report	4

Management Commentaries and Schedules of Investments

Janus Balanced Fund	5

Janus Contrarian Fund	14

Janus Fundamental Equity Fund	23

Janus Growth and Income Fund	32

INTECH Risk-Managed Stock Fund	41

Janus Mid Cap Value Fund	49

Janus Small Cap Value Fund	58

Statements of Assets and Liabilities	66

Statements of Operations	68

Statements of Changes in Net Assets	70

Financial Highlights	73

Notes to Schedules of Investments	78

Notes to Financial Statements	81

Report of Independent Registered Public Accounting Firm	95

Additional Information	96

Explanations of Charts, Tables and Financial Statements	97

Designation Requirements	99

Trustees and Officers	100

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co–Chief Investment Officers' Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholders,

We would like to thank you for your investment in the Janus funds. Your support is what drives us in our quest to deliver strong, consistent fund performance.

Major Market Themes

Equity markets around the world performed strongly over the 12 months ended October 31, 2007, with many indices finishing close to record highs amid continued expansion in the global economy and investor optimism that monetary easing by the Federal Reserve (Fed) late in the period might help the U.S. economy avert a recession. While solid earnings growth and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, weakness in the U.S. housing market in July and August spilled over into fixed income markets and began to rattle investors. Volatility rose as the subprime-related turmoil in the credit markets added to growing uncertainty surrounding U.S. economic growth and the outlook for corporate profits. Emerging equity markets were among the top performers during the period, while equities in developed countries struggled to keep pace. U.S. equity markets were led by large, growth-oriented companies, while small-cap value issues were among the laggards.

As October came to a close, the risks in the market were finely balanced with a more accommodative stance from the Fed, a healthy labor market and continued growth overseas providing support for equities while record-high energy prices, slowing U.S. earnings growth and mixed signals on the health of the U.S. consumer collectively weighed on sentiment. Continued weakness in the housing market also fueled uncertainty surrounding the U.S. economy during the time period. With stocks near record levels at the end of the period, investors appeared to believe that the U.S. economy would remain resilient in the face of these headwinds, and that the Fed would take appropriate steps to maintain stable economic growth with modest inflation.

Continued Strong Relative Performance

We are proud to report strong relative performance results for our investors. For the one-year period ended October 31, 2007, 89% of Janus' retail funds ranked within Lipper's top two quartiles based upon total returns. As well, our longer-term results delivered impressive relative returns with 77% of our retail funds achieving first- or second-quartile Lipper rankings for the three-year period and 76% ranking in Lipper's top two quartiles for the five-year period. (See complete rankings for the 1-, 5- and 10-year periods on page 3).

Investment Team Depth

This year Janus will say goodbye to several long-term portfolio managers (PMs) and when this occurs we look to our investment team's bench strength to ensure a smooth transition. We believe that since PM inception Lipper rankings are a testament to the strength and commitment of the investment team. With 89% of Janus' retail funds ranked within Lipper's top two quartiles since PM inception as of October 31, 2007, we are confident that we have the right leaders in place who will strive to deliver strong, consistent investment performance in the future. We are also hard at work to fortify the research team. This year we welcomed six additional equity research analysts bringing our total number to 37. The analyst team now collectively averages nearly nine years of investment experience. We've also developed a junior analyst program which will allow us to continue to grow and enhance our coverage of 1,300+ stocks. It's important to note that we will continue to focus on the same investment objectives and employ the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks.

Since our last letter to you, the following portfolio management changes will occur. Dan Riff and I, Jonathan Coleman, will assume management of the Janus Fund effective November 1, 2007. Brian Demain will be appointed from Assistant PM of Janus Enterprise Fund to sole PM. Effective November 7, 2007 Marc Pinto is PM of Janus Growth and Income Fund and the Research Team, led by Jim Goff will manage Janus Fundamental Equity Fund. Ron Sachs will succeed Scott Schoelzel as PM of Janus Twenty Fund upon his retirement at the end of this year. In conjunction with that change, John Eisinger will assume portfolio management responsibility for Janus Orion Fund. We believe that all of these individuals possess the skills and experience necessary to lead your Funds.

Janus Core, Risk-Managed and Value Funds October 31, 2007 1

Continued

Outlook

We are watching the outlook for the global economy very closely as we believe this holds the key to the pricing and valuation of risk assets. While trends suggest the world economy is becoming less dependent on the United States for growth, the health of the U.S. economy is still an important determinant. In light of the U.S. economy showing signs of resilience, the trade-weighted dollar index has declined more than 10% over the last 12 months. We believe the declines in the dollar may be foreshadowing slower relative growth in the U.S. and rising expectations of additional cuts in rates by the Fed. Thus the future path of corporate earnings demands considerable focus. The labor markets will also get increased attention going forward as any sign of a slowdown could weigh on consumer sentiment and thus consumption patterns.

In addition to labor markets, we are watching the credit markets with a close eye. Yield spreads between U.S. Treasuries and high-yield bonds have widened considerably from the historically tight levels reached in May of this year. Bond investors' appetite for below-investment grade securities and the subsequent widening of credit spreads was a clear signal of the risk aversion that existed in the markets. Away from the credit markets, dislocations in the mortgage and funding markets, preceded by the problems in the housing market, continued to garner attention. These dislocations have resulted in the Fed lowering the key Federal Funds target rate and the discount rate by 75 basis points this year through the end of the period. We view the lowering of rates and adding additional liquidity into the system as a signal that the Fed is paying close attention and will continue to add liquidity as necessary. We believe additional easings may be on the horizon. In addition, global central bankers' actions indicate to us that each bank should continue to provide liquidity when necessary, so that the financial markets around the globe continue to function, in hopes of allowing for continued economic growth.

While we are focused on numerous issues in the global economy today, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for entrusting your assets with us.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 Janus Core, Risk-Managed and Value Funds October 31, 2007

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 10/31/07
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION		PM SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	37	269 / 732	29	178 / 621	32	167 / 525	38	85 / 224	10	2 / 20	17	112 / 698
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	30	176 / 604	18	85 / 484	10	38 / 397	41	67 / 164	30	14 / 46	12	40 / 358
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	3	11 / 516	1	1 / 411	2	5 / 345	N/A	N/A	19	42 / 225	19	42 / 225
Janus Research Fund(1)(2) (5/93)	Large-Cap Growth Funds	5	31 / 732	5	25 / 621	2	9 / 525	3	6 / 224	3	2 / 82	3	16 / 698
Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	7	41 / 586	N/A	N/A	N/A	N/A	N/A	N/A	2	8 / 488	3	12 / 566
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	6 / 732	1	5 / 621	1	2 / 525	2	4 / 224	3	1 / 40	2	3 / 216
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	4	23 / 586	6	28 / 469	2	4 / 393	16	27 / 171	9	1 / 11	14	41 / 314
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	14	24 / 178	21	32 / 154	31	43 / 138	N/A	N/A	30	14 / 47	13	25 / 202
Janus Global Technology Fund (12/98)	Science & Technology Funds	24	64 / 274	18	44 / 248	56	127 / 226	N/A	N/A	22	16 / 74	39	103 / 269
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	11	46 / 456	11	35 / 347	43	100 / 235	4	5 / 129	4	1 / 30	5	18 / 376
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	2	10 / 865	1	1 / 667	1	2 / 492	N/A	N/A	7	20 / 311	7	20 / 311
Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	15	116 / 826	3	19 / 685	7	36 / 575	1	2 / 278	1	1 / 213	5	33 / 729
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	12	91 / 826	8	53 / 685	19	108 / 575	4	11 / 278	6	4 / 77	8	46 / 643
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	79	682 / 865	51	339 / 667	N/A	N/A	N/A	N/A	42	215 / 522	42	215 / 522
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	32	97 / 307	39	92 / 239	38	70 / 188	N/A	N/A	3	2 / 68	3	2 / 68
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	42	308 / 747	71	403 / 574	73	331 / 454	12	19 / 159	15	18 / 127	15	18 / 127
Janus Federal Tax-Exempt Fund(1) (5/93)	General Municipal Debt Funds	99	234 / 237	100	221 / 221	98	208 / 212	91	128 / 141	93	60 / 64	100	221 / 221
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	17	87 / 525	36	163 / 457	31	122 / 393	41	73 / 180	22	5 / 22	28	157 / 572
Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	66	296 / 450	50	186 / 378	88	280 / 320	20	29 / 148	8	7 / 97	47	167 / 362
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	37	87 / 236	48	94 / 196	24	35 / 148	37	30 / 81	36	9 / 24	52	138 / 266
Janus Global Opportunities Fund(1) (6/01)	Global Funds	16	64 / 408	82	255 / 311	46	121 / 263	N/A	N/A	19	39 / 211	19	39 / 211
Janus Global Research Fund(1)(4) (2/05)	Multi-Cap Growth Funds	4	15 / 408	N/A	N/A	N/A	N/A	N/A	N/A	4	12 / 329	4	12 / 329
Janus Overseas Fund(1) (5/94)	International Funds	1	2 / 1049	1	1 / 814	1	3 / 678	3	9 / 303	1	1 / 113	1	1 / 720
Janus Worldwide Fund(1) (5/91)	Global Funds	34	137 / 408	66	204 / 311	93	244 / 263	74	85 / 115	32	5 / 15	69	209 / 304
Janus Smart Portfolio - Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	3	13 / 631	N/A	N/A	N/A	N/A	N/A	N/A	2	9 / 588	2	9 / 588
Janus Smart Portfolio - Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	2	7 / 456	N/A	N/A	N/A	N/A	N/A	N/A	2	5 / 411	2	5 / 411
Janus Smart Portfolio - Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	1	2 / 398	N/A	N/A	N/A	N/A	N/A	N/A	2	5 / 344	2	5 / 344

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Mercury Fund.

(3)Rating is for the Investor Share class only; other classes may have different performance characteristics.

(4)Formerly named Janus Research Fund.

*Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Core, Risk-Managed and Value Funds October 31, 2007 3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable, (and any related exchange fees); and (2) ongoing costs, including management fees, administrative services fees (where applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2007 to October 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

By written agreement, Janus Capital Management LLC ("Janus Capital") has agreed to waive the transfer agency fees payable to certain limits for the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund until at least March 1, 2008. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 Janus Core, Risk-Managed and Value Funds October 31, 2007

Janus Balanced Fund (unaudited)

Ticker: JABAX

Fund Snapshot

The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Janus Balanced Fund advanced 14.73% for the 12-month period ended October 31, 2007, compared with a 10.44% return by the Balanced Index, an internally calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund's primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Fund's other secondary benchmark, which returned 14.56% and 5.37%, respectively.

Economic Overview

Equity markets worldwide turned in a very convincing performance over the 12 months ended October 31, 2007, with many indices finishing just off record highs amid continued expansion in the global economy and hope that the Federal Reserve's (Fed's) interest rate cuts late in the period might help the U.S. economy avert a recession. Earnings momentum and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, but problems in the U.S. credit markets starting in July and August rattled investors. Volatility rose as the subprime-related turmoil in the credit markets added to the uncertainty surrounding U.S. economic growth and the outlook for corporate profits, not to mention a sharp decline in M&A activity. Through all of this, emerging country stocks were among the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies and small-cap value issues were among the laggards.

Volatility in the bond market rose during the 12-month period ended October 31, 2007, as strong economic data midway through gave way to turmoil in the credit markets and uncertainty surrounding the U.S. economy and corporate profit growth. After remaining range-bound between 4.40% and 4.90% for the first six months of this fiscal-year, long-term interest rates, as measured by the 10-year U.S. Treasury bond, broke above 5.00%, peaking at 5.32% in June amid signs of strength in the U.S. economy and an inflation bias by the Fed. However, as July came to a close, interest rates trended lower as subprime-related problems began to wreak havoc in other areas of the credit markets, resulting in investors flocking to the relative safety of U.S. Treasuries and rising speculation of a rate cut by the Fed. The downtrend in interest rates continued through much of August and into September before reversing a bit amid strength in the equity markets. Through the turmoil later in the period, the yield curve began to normalize with long-term rates higher than short-term rates.

Stock Selection Benefited Fund Performance

The Fund's outperformance can be attributed primarily to strong, individual stock selection within the materials and consumer staples sectors. Potash Corporation of Saskatchewan was not only the top contributor within our materials holdings but also the top contributor overall. The company has the world's largest excess capacity of potash, which is an important ingredient in potash fertilizer. We continue to believe in the company's long-term pricing power, as farmers are less sensitive to increases in relatively small input costs such as potash. In addition, we are confident that customer diversification as well as increasing demands on global agriculture land will continue to benefit Potash Corporation. As such we added to our position in this high-conviction holding.

EMC Corp. was another substantial contributor to performance. Helping to drive the stock higher was the strong initial public offering of EMC's VMware subsidiary in February. VMware provides a virtual infrastructure that simplifies the information technology landscape so that companies can leverage their storage, network and computing resources to control costs and respond faster. We believe the long-term prospects for VMware are promising, as we expect it to be a market-share leader in virtualization.

Select Financials and Consumer Discretionary Stocks Detracted from Results

While most of the Fund's equity holdings provided solid returns for the period, a few individual detractors weighed on results. These included financial holding, Merrill Lynch. The company held back performance as a result of questions surrounding continued performance in its capital markets business and potential exposure to subprime markets. The stock took a particularly sharp dive near the end of the period after announcing that the write-offs the company would take as a result of credit-related issues were double what management had originally estimated. Following the

Janus Core, Risk-Managed and Value Funds October 31, 2007 5

Janus Balanced Fund (unaudited)

announcement of the greater than expected write down, CEO Stan O'Neal announced his departure from the firm. We view the change as fundamental to the company and, consequently, liquidated our position to rotate into traditionally less capital-market-sensitive opportunities in the financials sector.

While stock selection overall in the consumer discretionary sector contributed to performance, department store Macy's (formerly known as Federated Department Stores) declined during the period as a result of poor execution following its acquisition of competitor May Department Stores Co. Specifically, we believe Macy's failed to accurately predict what shoppers were looking for. We are closely monitoring the stock on concerns that traditional May Department Stores customers will be hesitant to shop at the newly branded, more upscale stores such as Macy's and have trimmed the position to accurately reflect our view of the risk/reward profile.

Fixed-Income Investments Provided Positive Results

With overweight exposure to Treasury bonds, the fixed-income portion of the Fund performed well in the period. Our higher-quality bias protected us as credit and subprime mortgage concerns drove corporate bond spreads wider and Treasury yields lower.

Outlook

With U.S. equity indices hovering near all-time highs at fiscal year end, the investment team will closely monitor several fundamental factors for directional cues. Despite the weakness in the U.S. housing sector, the associated issues in subprime mortgage lending and related credit market turmoil, at the end of the period the U.S. unemployment rate was still low thus, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will continue to watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. We will also monitor conditions in the credit markets for signs of further deterioration.

Events in the credit markets during August have resulted in a sharp decline in M&A activity. Combine the sharp decline in M&A activity with slowing earnings momentum and the result is two key items which support current valuations have weakened. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether valuations can still be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for investing in Janus Balanced Fund.

Janus Balanced Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3.20%
EMC Corp.	1.84%
Apple, Inc.	1.41%
EnCana Corp. (U.S. Shares)	1.20%
Syngenta A.G.	1.19%

5 Largest Detractors from Performance – Holdings

Contribution
Merrill Lynch & Company, Inc.	(0.73)%
Macy's, Inc.	(0.33)%
Amgen, Inc.	(0.24)%
Fannie Mae	(0.15)%
Melco International Development, Ltd.	(0.14)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Materials	5.27%	6.48%	3.08%
Information Technology	5.08%	15.26%	15.49%
Consumer Staples	4.60%	15.78%	9.37%
Industrials	2.96%	11.56%	11.11%
Energy	2.87%	7.73%	10.45%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(0.23)%	17.66%	21.22%
Utilities	0.00%	0.00%	3.53%
Telecommunication Services	0.00%	0.00%	3.61%
Consumer Discretionary	1.17%	11.87%	10.21%
Health Care	1.50%	13.65%	11.94%

6 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

ConocoPhillips Oil Companies - Integrated	2.7%
Roche Holding A.G. Medical - Drugs	2.5%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.4%
General Electric Co. Diversified Operations	2.3%
American Express Co. Finance - Credit Card	2.0%
11.9%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 1.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

Janus Core, Risk-Managed and Value Funds October 31, 2007 7

Janus Balanced Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Balanced Fund	14.73%		10.56%		8.99%		11.47%		0.82%
S&P 500® Index	14.56%		13.88%		7.10%		11.14%
Lehman Brothers Government/Credit Index	5.37%		4.55%		5.95%		6.40%
Balanced Index	10.44%		9.73%		6.93%		9.25%
Lipper Quartile	1	st	2	nd	1	st	1	st
Lipper Ranking - based on total return for Mixed-Asset Target Allocation Moderate Funds	46/456		100/235		5/129		1/30

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – September 1, 1992.

8 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,069.90	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02

*Expenses are equal to the annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds October 31, 2007 9

Janus Balanced Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 58.1%
Advertising Sales - 0.6%
336,670	Lamar Advertising Co.*	$17,998,378
Aerospace and Defense - 1.4%
1,206,930	BAE Systems PLC**	12,538,473
147,295	Boeing Co.	14,521,814
248,580	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	12,123,247
		39,183,534
Agricultural Chemicals - 5.2%
533,545	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	65,529,996
196,616	Syngenta A.G.	47,487,044
651,605	Syngenta A.G. (ADR)	31,583,294
		144,600,334
Apparel Manufacturers - 0.7%
1,116,030	Esprit Holdings, Ltd.	18,978,184
Athletic Footwear - 0.6%
244,780	NIKE, Inc. - Class B	16,219,123
Audio and Video Products - 0.4%
232,985	Sony Corp. (ADR)**	11,523,438
Automotive - Cars and Light Trucks - 0.8%
321,949	BMW A.G.**	21,546,829
Beverages - Non-Alcoholic - 1.3%
343,695	Coca-Cola Co.	21,226,603
223,385	PepsiCo, Inc.	16,467,942
		37,694,545
Brewery - 0.7%
211,985	InBev N.V.**	20,038,310
Building Products - Air and Heating - 0.5%
262,585	Daikin Industries, Ltd.**	13,186,376
Computers - 1.6%
106,885	Apple, Inc.*	20,302,806
463,525	Hewlett-Packard Co.	23,954,972
		44,257,778
Computers - Memory Devices - 1.7%
1,907,020	EMC Corp.*	48,419,238
Cosmetics and Toiletries - 2.1%
856,945	Avon Products, Inc.	35,117,607
330,595	Procter & Gamble Co.	22,982,964
		58,100,571
Diversified Operations - 2.6%
1,557,055	General Electric Co.	64,088,384
4,063,815	Melco International Development, Ltd.	7,756,403
		71,844,787
E-Commerce/Services - 0.4%
536,200	Liberty Media Corp. - Interactive*	11,383,526
Electric Products - Miscellaneous - 0.2%
127,150	Emerson Electric Co.	6,646,131
Electronic Components - Semiconductors - 2.0%
32,523	Samsung Electronics Company, Ltd.	20,199,218
1,106,475	Texas Instruments, Inc.	36,071,085
		56,270,303

Shares or Principal Amount		Value
Enterprise Software/Services - 1.2%
1,568,080	Oracle Corp.*	$34,764,334
Finance - Consumer Loans - 1.3%
790,930	SLM Corp.	37,300,259
Finance - Credit Card - 2.0%
907,850	American Express Co.	55,333,458
Finance - Investment Bankers/Brokers - 1.8%
1,069,405	JP Morgan Chase & Co.	50,262,035
Finance - Mortgage Loan Banker - 1.4%
664,310	Fannie Mae	37,892,242
Food - Diversified - 2.2%
289,721	Kraft Foods, Inc. - Class A	9,679,579
110,945	Nestle S.A.	51,298,352
		60,977,931
Hotels and Motels - 1.1%
146,490	Marriott International, Inc. - Class A	6,022,204
461,480	Starwood Hotels & Resorts Worldwide, Inc.	26,239,753
		32,261,957
Industrial Automation and Robotics - 0.5%
188,650	Rockwell Automation, Inc.	12,994,212
Machinery - General Industrial - 0.5%
14,483,170	Shanghai Electric Group Company, Ltd.	14,506,623
Medical - Biomedical and Genetic - 0.4%
179,100	Celgene Corp.*	11,820,600
Medical - Drugs - 3.7%
538,645	Merck & Company, Inc.	31,381,457
400,330	Roche Holding A.G.	68,451,038
24,710	Roche Holding A.G. (ADR)	2,108,999
		101,941,494
Medical Instruments - 0.2%
123,180	Medtronic, Inc.	5,843,659
Medical Products - 0.6%
55,440	Nobel Biocare Holding A.G.	16,197,715
Multimedia - 1.2%
620,655	News Corporation, Inc. - Class A	13,449,594
987,450	Publishing & Broadcasting, Ltd.	19,290,359
		32,739,953
Oil Companies - Exploration and Production - 1.8%
720,950	EnCana Corp. (U.S. Shares)	50,250,215
Oil Companies - Integrated - 3.6%
879,070	ConocoPhillips	74,685,787
228,287	Suncor Energy, Inc.	25,006,660
		99,692,447
Optical Supplies - 0.3%
50,695	Alcon, Inc. (U.S. Shares)	7,716,286
Retail - Consumer Electronics - 0.6%
158,320	Yamada Denki Company, Ltd.**	16,297,637
Retail - Drug Store - 1.6%
1,059,587	CVS/Caremark Corp.	44,258,949
Retail - Regional Department Stores - 0.1%
31,875	Macy's, Inc.	4,223,956
Soap and Cleaning Preparations - 1.8%
871,475	Reckitt Benckiser PLC**	50,636,143

See Notes to Schedules of Investments and Financial Statements.
10 Janus Core, Risk-Managed and Value Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Telecommunication Equipment - Fiber Optics - 0.8%
876,165	Corning, Inc.	$21,264,525
Therapeutics - 1.3%
761,430	Gilead Sciences, Inc.*	35,170,452
Tobacco - 2.0%
748,805	Altria Group, Inc.	54,610,349
Transportation - Railroad - 2.2%
772,029	Canadian National Railway Co. (U.S. Shares)	43,225,904
141,585	Union Pacific Corp.	18,128,543
		61,354,447
Web Portals/Internet Service Providers - 0.6%
568,130	Yahoo!, Inc.*	17,668,843
Wireless Equipment - 0.5%
314,415	QUALCOMM, Inc.	13,434,953
Total Common Stock (cost $1,108,895,355)		1,619,307,059
Corporate Bonds - 8.1%
Advertising Services - 0.1%
$3,018,000	R.H. Donnelley Corp., 8.875% senior notes, due 10/15/17 (144A)	3,018,000
Agricultural Chemicals - 0%
990,000	Mosaic Co., 7.625%, senior notes due 12/1/16 (144A)‡	1,066,725
Applications Software - 0.1%
2,832,000	Intuit, Inc., 5.75%, senior unsecured notes due 3/15/17	2,752,036
Automotive - Cars and Light Trucks - 0.2%
2,749,000	Ford Motor Co., 7.45%, unsecured notes due 7/16/31	2,171,710
2,770,000	General Motors Nova Financial Corp., 6.85% company guaranteed notes, due 10/15/08	2,749,225
		4,920,935
Cable Television - 0.8%
	Comcast Corp.:
3,821,000	5.5425%, company guaranteed notes due 7/14/09‡	3,805,685
4,600,000	6.50%, company guaranteed notes due 1/15/17	4,810,137
8,007,000	6.45%, company guaranteed notes due 3/15/37	8,071,633
5,588,924	CSC Holdings, Inc., 6.875%, bank loan due 3/29/13‡	5,451,102
		22,138,557
Commercial Banks - 0.2%
5,490,000	U.S. Bank, 5.70%, subordinated notes due 12/15/08	5,515,556
Computer Services - 0.1%
2,873,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	2,930,460
Consumer Products - Miscellaneous - 0.1%
2,940,000	Clorox Co., 5.95%, senior unsecured notes due 10/15/17	2,946,359
Containers - Metal and Glass - 0.6%
9,006,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	9,073,545

Shares or Principal Amount		Value
Containers - Metal and Glass - (continued)
$7,945,000	Owens-Illinois, Inc., 7.35%, senior notes due 5/15/08	$7,984,725
		17,058,270
Data Processing and Management - 0.2%
6,834,000	First Data Corp., 9.875%, senior unsecured notes due 9/24/15 (144A)	6,543,555
Disposable Medical Products - 0.1%
	Covidien International:
2,497,000	6.00%, company guaranteed notes due 10/15/17 (144A)	2,530,657
1,268,000	6.55%, company guaranteed notes due 10/15/37 (144A)	1,291,784
		3,822,441
Diversified Financial Services - 0.2%
3,815,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	4,257,494
Electric - Generation - 0%
1,210,000	Edison Mission Energy, 7.00%, senior notes due 5/15/17 (144A)	1,182,775
Electric - Integrated - 0.9%
3,402,000	CMS Energy Corp., 6.30% senior unsubordinated notes, due 2/1/12	3,395,223
3,490,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	3,529,263
9,070,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	8,991,788
	Pacific Gas and Electric Co.:
770,000	3.60%, unsecured notes, due 3/1/09	756,573
2,640,000	4.20%, unsecured notes, due 3/1/11	2,568,694
941,000	Pacificorp, 6.25%, first mortgage notes due 10/15/37	965,787
5,985,000	TXU Energy Co. LLC, 10.25% company guaranteed notes due 11/1/15 (144A)	6,014,924
		26,222,252
Electronic Components - Semiconductors - 0.1%
3,480,000	Amkor Technologies, Inc., 7.75% senior notes, due 5/15/13	3,366,900
Finance - Auto Loans - 0.9%
	Ford Motor Credit Co.:
1,202,000	8.11%, senior unsecured notes due 1/13/12‡	1,112,783
4,342,000	9.6925%, notes, due 4/15/12‡	4,383,236
1,998,000	7.80%, notes, due 6/1/12	1,877,271
7,100,000	8.00%, senior unsecured notes due 12/15/16	6,573,138
	General Motors Acceptance Corp.:
3,905,000	4.375%, notes, due 12/10/07	3,898,775
6,162,000	7.25%, notes, due 3/2/11	5,826,719
2,135,000	6.625%, unsubordinated notes due 5/15/12	1,916,656
		25,588,578
Finance - Other Services - 0.1%
	Pinnacle Foods Finance LLC:
298,000	9.25%, senior notes, due 4/1/15 (144A)	283,100

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 11

Janus Balanced Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
	Pinnacle Foods Finance LLC: (continued)
$2,096,000	10.625%, senior subordinated notes due 4/1/17 (144A)	$1,954,520
		2,237,620
Food - Diversified - 0.3%
7,085,000	Kellogg Co., 2.875%, senior notes due 6/1/08	6,993,561
Food - Retail - 0.2%
3,426,000	Kroger Co., 6.40% company guaranteed notes, due 8/15/17	3,564,421
1,054,000	Stater Brothers Holdings, Inc., 7.75% company guaranteed notes, due 4/15/15	1,051,365
		4,615,786
Food - Wholesale/Distribution - 0.2%
5,460,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	5,610,150
Independent Power Producer - 0.2%
1,338,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 1/15/17	1,331,310
	Reliant Energy, Inc.:
3,377,000	7.625%, senior notes, due 6/15/14	3,406,549
1,588,000	7.875%, senior notes, due 6/15/17	1,601,895
		6,339,754
Machinery - Construction and Mining - 0.1%
1,455,000	Atlas Copco A.B., 5.60%, bonds due 5/22/17§ (144A)	1,452,931
Medical - Hospitals - 0.3%
	HCA, Inc.:
3,010,253	7.44813%, bank loan, due 11/18/13‡	2,935,749
4,000,000	9.25%, secured notes due 11/15/16 (144A)	4,210,000
		7,145,749
Multimedia - 0.1%
	Viacom, Inc.:
1,465,000	6.125%, senior unsecured notes due 10/5/17	1,465,552
2,055,000	6.75%, senior unsecured notes due 10/5/37	2,092,689
		3,558,241
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste Industries, Inc.:
580,882	5.12063%, bank loan, due 3/28/14‡	568,246
197,127	6.28%, bank loan, due 3/28/14‡	193,143
394,254	6.37%, bank loan, due 3/28/14‡	386,286
236,552	6.50%, bank loan, due 3/28/14‡	231,772
41,629	6.88%, bank loan, due 3/28/14‡	40,788
275,978	6.88%, bank loan, due 3/28/14‡	270,400
39,425	6.89%, bank loan, due 3/28/14‡	38,629
		1,729,264
Oil Companies - Exploration and Production - 0.1%
	Forest Oil Corp.:
463,000	8.00%, company guaranteed notes due 12/15/11	479,205
1,752,000	7.25%, senior notes, due 6/15/19 (144A)	1,752,000
1,500,000	Sabine Pass L.P., 7.25%, secured notes due 11/30/13	1,470,000
		3,701,205

Shares or Principal Amount		Value
Pipelines - 0.4%
	Kinder Morgan Energy Partners L.P.:
$710,000	6.50%, senior unsecured notes, due 2/1/17	$702,575
1,174,000	6.00%, senior unsecured notes, due 2/1/37	1,175,519
960,000	Southern Natural Gas Co., 5.90%, notes due 4/1/17 (144A)	940,375
7,088,000	Spectra Energy Corp., 6.75%, senior notes due 2/15/32	7,158,291
		9,976,760
Publishing - Periodicals - 0.2%
	Idearc, Inc.:
2,835,000	0%, bank loan, due 11/17/14‡	2,790,349
3,151,188	7.20%, bank loan, due 11/17/14‡	3,101,556
		5,891,905
Rental Auto/Equipment - 0.1%
3,300,462	Avis Budget Car Rental LLC, 6.21% bank loan, due 4/19/12‡	3,201,448
Retail - Regional Department Stores - 0.2%
4,630,000	May Department Stores Co., 4.80% unsecured notes, due 7/15/09	4,580,732
1,718,797	Neiman Marcus Group, Inc., 7.44813% bank loan, due 4/6/13‡	1,688,220
		6,268,952
Retail - Restaurants - 0.1%
	Darden Restaurants, Inc.:
1,470,000	6.20%, senior unsecured notes due 10/15/17	1,492,820
1,699,000	6.80%, senior unsecured notes due 10/15/37	1,754,352
		3,247,172
Specified Purpose Acquisition Company - 0.1%
2,700,000	Solar Capital Group, Corp., 0%, bank loan due 2/28/14‡	2,659,122
Telecommunication Services - 0.4%
10,315,000	Verizon Communications, Inc., 4.00% senior unsecured notes, due 1/15/08	10,293,421
Transportation - Railroad - 0.2%
	Canadian National Railway Co.:
1,910,000	4.25%, notes, due 8/1/09	1,890,205
3,825,000	6.25%, bonds, due 8/1/34	3,855,359
		5,745,564
Travel Services - 0.1%
2,700,000	TDS Investor Corp., 0%, bank loan due 8/23/13‡	2,647,701
Total Corporate Bonds (cost $228,433,747)		226,647,199
U.S. Government Agencies - 1.1%
	Fannie Mae:
6,242,000	5.25%, due 12/3/07	6,244,703
2,580,000	2.50%, due 6/15/08	2,546,986
4,110,000	5.25%, due 1/15/09	4,148,272
880,000	6.375%, due 6/15/09	907,250
6,723,000	4.875%, due 5/18/12	6,796,355
	Freddie Mac:
5,270,000	5.75%, due 4/15/08	5,303,164
2,155,000	5.75%, due 3/15/09	2,192,827
2,040,000	7.00%, due 3/15/10	2,160,125
Total U.S. Government Agencies (cost $30,410,318)		30,299,682

See Notes to Schedules of Investments and Financial Statements.
12 Janus Core, Risk-Managed and Value Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - 29.3%
$11,577,015	3.625%, due 1/15/08#,ÇÇ	$11,615,902
4,456,000	3.75%, due 5/15/08	4,445,903
18,373,000	4.375%, due 11/15/08#	18,434,715
6,770,000	4.75%, due 12/31/08#	6,826,062
50,220,000	4.875%, due 1/31/09#	50,741,835
25,563,000	4.50%, due 2/15/09#	25,720,775
19,831,000	3.125%, due 4/15/09#	19,603,261
2,435,000	4.875%, due 5/15/09#	2,467,529
17,855,000	4.875%, due 5/31/09#	18,099,114
21,642,000	6.00%, due 8/15/09#	22,402,846
13,734,000	4.625%, due 11/15/09#	13,920,700
26,622,000	4.00%, due 4/15/10#	26,663,584
7,247,000	4.50%, due 5/15/10#	7,349,480
10,866,000	3.625%, due 6/15/10#	10,787,048
5,166,000	5.75%, due 8/15/10#	5,409,365
747,000	4.25%, due 10/15/10	753,011
28,362,000	4.50%, due 11/15/10#	28,787,430
5,835,000	4.375%, due 12/15/10#	5,903,380
18,924,000	4.50%, due 2/28/11#	19,221,164
19,299,000	4.875%, due 4/30/11#	19,832,733
10,165,000	4.875%, due 7/31/11#	10,459,622
18,483,000	5.00%, due 8/15/11#	19,134,230
4,710,000	4.625%, due 8/31/11#	4,805,302
2,432,000	4.50%, due 9/30/11#	2,469,621
1,422,000	4.50%, due 11/30/11	1,443,886
1,700,000	4.625%, due 2/29/12#	1,734,530
13,145,000	4.75%, due 5/31/12#	13,486,980
58,432,000	4.875%, due 6/30/12#	60,235,152
3,140,000	4.625%, due 7/31/12#	3,203,780
34,696,000	4.125%, due 8/31/12	34,660,749
3,093,000	4.25%, due 9/30/12	3,106,049
13,762,000	4.25%, due 8/15/14#	13,731,889
26,368,776	1.875%, due 7/15/15#,ÇÇ	26,035,053
22,601,000	4.25%, due 8/15/15#	22,431,493
14,930,000	4.50%, due 2/15/16#	15,043,140
35,827,000	5.125%, due 5/15/16#	37,601,547
15,822,000	7.25%, due 5/15/16#	18,955,500
4,751,604	2.50%, due 7/15/16ÇÇ	4,907,514
26,890,000	4.875%, due 8/15/16#	27,738,702
20,709,000	4.625%, due 11/15/16#	20,987,288
24,110,000	4.50%, due 5/15/17#	24,179,702
51,085,000	4.75%, due 8/15/17	52,210,453
5,529,000	7.875%, due 2/15/21#	7,231,761
12,582,000	7.25%, due 8/15/22#	15,871,992
15,138,000	6.00%, due 2/15/26#	17,333,010
5,747,036	3.375%, due 4/15/32#,ÇÇ	7,117,347
32,015,000	4.75%, due 2/15/37	31,997,488
Total U.S. Treasury Notes/Bonds (cost $803,445,540)		817,099,617
Money Markets - 2.9%
77,278,836	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	77,278,836
2,105,500	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	2,105,500
Total Money Markets (cost $79,384,336)		79,384,336

Shares or Principal Amount		Value
Other Securities - 17.7%
491,703,516	Allianz Dresdner Daily Asset Fund† (cost $491,703,516)	$491,703,516
Total Investments (total cost $2,742,272,812) – 117.2%		3,264,441,409
Liabilities, net of Cash, Receivables and Other Assets – (17.2)%		(477,986,760)
Net Assets – 100%		$2,786,454,649

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$19,290,359	0.6%
Belgium	20,038,310	0.6%
Bermuda	18,978,184	0.6%
Brazil	12,123,247	0.4%
Canada	192,507,564	5.9%
China	14,506,623	0.4%
Germany	21,546,829	0.7%
Hong Kong	7,756,403	0.2%
Japan	41,007,451	1.3%
South Korea	20,199,218	0.6%
Switzerland	224,842,728	6.9%
United Kingdom	63,174,616	1.9%
United States††	2,608,469,877	79.9%
Total	$3,264,441,409	100.0%

††Includes Short-Term Securities and Other Securities (62.4% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S. $	Unrealized Gain/(Loss)
British Pound 11/29/07	7,875,000	$16,357,700	$(714,800)
British Pound 2/15/08	1,275,000	2,641,097	(84,442)
British Pound 5/14/08	2,750,000	5,678,338	(119,062)
Euro 11/29/07	11,400,000	16,519,784	(1,063,322)
Japanese Yen 2/15/08	485,000,000	4,256,298	(63,915)
Total		$45,453,217	$(2,045,541)

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 13

Janus Contrarian Fund (unaudited)

Ticker: JSVAX

Fund Snapshot

This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker
portfolio manager

Dear Shareholders,

Thank you for your continued investment in Janus Contrarian Fund. During the fiscal year ended October 31, 2007, the Fund generated a return of 36.17%, outperforming the 14.56% gain of the S&P 500® Index, the Fund's primary benchmark and the 24.19% return of the Morgan Stanley Capital International (MSCI) All Country World IndexSM, the Fund's secondary benchmark.

Economic Overview

The fiscal year ended October 31, 2007 was characterized by two very different market environments. The first six months saw a very powerful uptrend with very low volatility, as good global economic growth and contained inflation increased the risk appetite of investors. Things began to change quickly in February when the loose credit standards that had helped power the U.S. housing boom over the previous five years were suddenly exposed, leading to an extremely volatile market environment, an environment that persists as of this writing. The euphoric reaction to the Federal Reserve's attempt to rescue the credit markets with an initial 50 basis point rate reduction in September, followed by an additional 25 basis point reduction the following month, proved short-lived, as it became increasingly clear that the economic problems were potentially more severe than anticipated and were unlikely to be solved with rate reductions alone.

Because I focus on identifying individual opportunities around the world for the portfolio, irrespective of the market environment, I generally refrain from commenting on the overall market. However, I am increasingly concerned that the U.S. housing crisis, as well as the resulting crisis in credit, will have a negative impact on U.S. economic growth. Accordingly, I believe it is likely that the U.S. market in particular will not act as a tailwind for investment returns, as has been the case over the past few years. In such an environment, strong returns may be more difficult to come by.

Hedging

In light of my concerns about the market, I wanted to spend a few moments discussing hedging activities. As I wrote in the semiannual letter to shareholders for the period ended April 30, 2007, I became increasingly concerned with the equity markets due to the fact that they continued to show astonishing strength, despite mounting evidence of the possibility of economic weakness resulting from the worsening housing market. My feeling was that this strength bordered on complacency. I therefore chose to buy index put options in an attempt to protect the portfolio in the event of a severe downturn in the markets. An index put option increases in value when the underlying asset decreases in value. By buying index put options, I was endeavoring to partially offset the negative impact of any weakness in the broad market. In the normal course of business, I also use forward foreign currency exchange contracts to buy and sell currencies in order to fix the exchange rate in which the foreign securities are priced. (Please see "Notes to Financial Statements" for information about the hedging techniques used by the Fund.)

When considering an investment for the Janus Contrarian Fund, our analyst team and I carefully consider the relationship between the risk and reward. We only invest in companies that our analysis indicates have favorable risk/reward (more upside than downside), and we avoid or sell those with negative risk/reward. In other words, we are trying to identify companies that we believe have less downside risk than upside potential, and we believe we can achieve this through good fundamental analysis and stock picking. However, it is sometimes the case that the market itself exhibits an unfavorable risk/reward. Since the Fund is generally fully invested at all times, I will purchase put options to protect the portfolio from a severe market disruption when I believe the market is not pricing downside risk properly. It is important for shareholders to understand that the use of these options is for the purpose of hedging risk and is a form of protection against severe market disruption.

Positions That Performed Well

There were a number of positions that performed well in the period and contributed significantly to the strong overall performance of the Fund.

By far the most important contributor to the Fund was Owens-Illinois, the global glass container manufacturer. Under the leadership of CEO Al Stroucken, the firm has done a tremendous job of improving its returns-on-invested-capital (ROIC). Our goal is to identify companies that are creating shareholder value through ROIC improvement and still remain attractively valued. By aggressively purchasing shares when the market was generally negative on the company last year, we were able to build a large position at what we viewed

14 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

was a very depressed price. During the Fund's fiscal year, Owens-Illinois had a return of 167.59%.

Other key contributors included Companhia Vale do Rio Doce, a large Brazilian iron-ore miner; Ceridian, a U.S. payroll outsourcing company that was taken private during the period; Datang International Power Generation Company (Chinese) and National Thermal Power Corporation (Indian), two power companies benefiting from the increasing need for power in these robust economies; and Singapore-based CapitaLand, a pan-Asia real estate developer.

I highlight these companies because, as an investor in Janus Contrarian Fund, you should understand that I fundamentally believe that it is vital to look globally for investment opportunities. In fact, some of the best investment opportunities lie beyond the borders of the United States, and I believe it is our job to find them. This is why we travel the world looking for great, overlooked investment ideas. Buying well understood and popular names is, from my perspective, not the best way to generate superior returns. I believe the best returns come from buying companies before they become popular.

Positions That Performed Poorly

This period saw a number of investments that faired poorly. Making mistakes is an unfortunate part of this business; the key is to minimize the damage caused by a mistake, understand the reason behind that mistake, and most importantly, apply that understanding toward future investment decisions.

Two important investment mistakes made during the period were not selling E*TRADE Financial and Merrill Lynch earlier. As the credit environment became increasingly difficult in the 2nd and 3rd quarters of 2007, it became obvious that credit problems were not going to be contained to the subprime market. Poor underwriting, and worse, the securitization of those poorly underwritten loans, contributed to a collapsing credit market that as of this writing shows no signs of reaching a bottom. Unfortunately, despite mounting evidence that few, if any, financial companies would escape the impact of the collapsing credit market, I chose to hold the positions in each too long. Despite this, we did manage to avoid the massive correction in the stocks, which occurred immediately after the period ended. Merrill Lynch is a fine company with a very valuable Global Private Client business; unfortunately, it took on a level of credit risk that has yet to be quantified and may prove to be highly damaging to the intrinsic value of the business. I would expect Merrill Lynch ultimately to rebound from its problems, but because the magnitude of its credit losses cannot be quantified, I cannot justify an investment at this time. E*TRADE also has a valuable franchise, but it became clear that E*TRADE had also miscalculated the magnitude of its credit exposure. Because poor credit standards can destroy the intrinsic value of a financial services franchise when credit falters, I can no longer justify owning the position.

Another extremely poor performer in the period was St. Joe Co. I have talked extensively in past letters about the fact that we believe the market is not properly valuing the company's land holdings in northwest Florida. There is no question that this is a very difficult market for St. Joe, but I applaud the company's patience and commitment to maximizing shareholder value. There is a fine but important line in investing between patience and obstinacy, and it is important not to exacerbate a mistake by refusing to recognize it and move on. While it may appear that I have crossed that line with my decision to stick with the investment in St. Joe, given the poor performance of its stock, I fundamentally believe it is a mistake to sell a high-quality company at a severe discount to intrinsic value. Because St. Joe has a strong balance sheet, a strong management team, and a very valuable asset in its landholdings, I have chosen to maintain a position despite the difficult environment it currently faces. We are also increasingly confident that its commercial land values will begin to be recognized now that the new Panama City Airport has broken ground.

Concluding Comments

In conclusion, I would expect the U.S. equity markets to continue to witness a high degree of volatility until the economic impact of the collapse in the housing market, as well as the weak credit markets, can be better quantified. If the U.S. economy weakens further, it is certainly possible that it will impact overseas markets as well; however, I remain constructive on the prospects for continued economic growth overseas, Asia in particular.

Irrespective of the direction of the markets, our outstanding team of analysts and I are committed to traveling the world in an effort to identify out-of-favor or misunderstood investment opportunities that, from our perspective, have intrinsic value that is greater than is being recognized by the market. In fact, the recent volatility in the markets has created some excellent opportunities to buy high quality companies at attractive prices. I am confident that the companies that represent the holdings of the Janus Contrarian Fund should compound value for shareholders over time. Thank you again for your continued investment in the Janus Contrarian Fund.

Janus Core, Risk-Managed and Value Funds October 31, 2007 15

Janus Contrarian Fund (unaudited)

Janus Contrarian Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	5.93%
Reliance Industries, Ltd.	3.50%
Liberty Global, Inc. - Class A	2.60%
Ceridian Corp.	2.32%
ICICI Bank, Ltd. (ADR)	2.20%

5 Largest Detractors from Performance – Holdings

Contribution
St. Joe Co.	(2.02)%
J.C. Penney Company, Inc.	(0.78)%
Tenaga Nasional Berhad	(0.73)%
E*TRADE Financial Corp.	(0.59)%
Mitsubishi UFJ Financial Group, Inc.	(0.40)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Materials	9.01%	12.73%	3.08%
Energy	6.61%	10.19%	10.45%
Consumer Discretionary	5.92%	17.90%	10.21%
Financials	5.72%	28.74%	21.22%
Utilities	4.92%	7.94%	3.53%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Telecommunication Services	0.00%	0.00%	3.61%
Consumer Staples	0.77%	2.12%	9.37%
Health Care	1.93%	6.91%	11.94%
Industrials	2.30%	7.10%	11.11%
Information Technology	3.03%	6.37%	15.49%

16 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

Owens-Illinois, Inc. Containers - Metal And Glass	5.7%
Liberty Global, Inc. - Class A Broadcast Services and Programming	4.5%
Coventry Health Care, Inc. Medical - HMO	3.7%
Ceridian Corp. Computer Services	3.6%
Tenaga Nasional Berhad Electric - Integrated	3.2%
20.7%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 24.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

Janus Core, Risk-Managed and Value Funds October 31, 2007 17

Janus Contrarian Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007							Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Contrarian Fund	36.17%		28.29%		12.57%		0.95%
S&P 500® Index	14.56%		13.88%		3.34%
Morgan Stanley Capital International All Country World IndexSM	24.19%		19.67%		5.39%
Lipper Quartile	1	st	1	st	1	st
Lipper Ranking - based on total return for Multi-Cap Core Funds	10/865		2/492		20/311

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

The Fund held approximately 16.4% of its net assets in Indian securities as of October 31, 2007 and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – February 29, 2000

18 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,108.30	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

*Expenses are equal to the annualized expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds October 31, 2007 19

Janus Contrarian Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 98.5%
Airport Development - Maintenance - 0.5%
10,583,003	Macquarie Airports**	$43,446,248
Automotive - Cars and Light Trucks - 0.5%
1,974,360	Tata Motors, Ltd.	38,334,799
Broadcast Services and Programming - 7.1%
9,609,197	Liberty Global, Inc. - Class A*,#	377,160,982
2,134,427	Liberty Global, Inc. - Class C*	78,290,782
1,142,531	Liberty Media Corp. - Capital*	142,793,524
		598,245,288
Building and Construction Products - Miscellaneous - 1.0%
2,024,070	USG Corp.*,#	80,456,783
Building Products - Cement and Aggregate - 3.0%
5,623,888	Cemex S.A. de C.V. (ADR)*,#	172,484,644
22,593,908	Gujarat Ambuja Cements, Ltd.	83,301,208
		255,785,852
Building Products - Wood - 0.7%
2,447,750	Masco Corp.	58,941,820
Cable Television - 0.8%
2,400,305	DIRECTV Group, Inc.*	63,560,076
Casino Hotels - 0.4%
355,141	Station Casinos, Inc.	31,891,662
Commercial Banks - 5.9%
3,371,258	ICICI Bank, Ltd.	108,772,397
3,275,369	ICICI Bank, Ltd. (ADR)#	227,441,624
11,161,000	Mitsubishi UFJ Financial Group, Inc.	111,194,578
8,495	Mizuho Financial Group, Inc.	47,748,468
		495,157,067
Computer Services - 3.6%
8,512,070	Ceridian Corp.*,£	305,923,796
Containers - Metal and Glass - 5.7%
10,918,745	Owens-Illinois, Inc.*,£	485,010,652
Distribution/Wholesale - 1.2%
20,795,660	Li & Fung, Ltd.	98,466,303
Diversified Minerals - 1.8%
4,099,660	Companhia Vale do Rio Doce (ADR)#	154,475,189
E-Commerce/Services - 1.1%
4,393,840	Liberty Media Corp. - Interactive*	93,281,223
Electric - Generation - 2.5%
40,150,140	Datang International Power Generation Company, Ltd.	46,888,883
26,452,259	National Thermal Power Corporation, Ltd.	162,301,667
		209,190,550
Electric - Integrated - 3.2%
96,617,400	Tenaga Nasional Berhad	272,301,952
Electric - Transmission - 1.6%
34,582,250	Power Grid Corporation of India Limited*	131,743,580
Engineering - Research and Development Services - 1.5%
1,175,158	Larsen & Toubro, Ltd.	128,879,099
Enterprise Software/Services - 0.3%
992,379	CA, Inc.	26,248,425
Finance - Mortgage Loan Banker - 0.8%
956,565	Housing Development Finance Corporation, Ltd.	67,862,464

Shares/Principal/Contract Amounts		Value
Food - Diversified - 0.8%
5,052,831	Cadbury Schweppes PLC**	$67,030,410
Forestry - 4.5%
4,095,070	Plum Creek Timber Company, Inc.#	182,926,777
2,572,379	Weyerhaeuser Co.**	195,269,290
		378,196,067
Independent Power Producer - 2.6%
4,818,450	NRG Energy, Inc.*,#	220,010,427
Investment Companies - 1.1%
11,224,990	Australian Infrastructure Fund**	35,342,169
18,763,623	Macquarie Infrastructure Group**,#	55,673,450
		91,015,619
Machinery - Pumps - 0.1%
215,925	Graco, Inc.	8,498,808
Medical - Biomedical and Genetic - 2.3%
3,379,085	Amgen, Inc.*	196,358,629
Medical - Drugs - 0.6%
1,175,655	Sanofi-Aventis (ADR)	51,740,577
Medical - HMO - 3.7%
5,206,392	Coventry Health Care, Inc.*	313,997,502
Medical - Nursing Homes - 0.2%
244,536	Manor Care, Inc.	16,281,207
Medical Products - 1.0%
1,188,905	Zimmer Holdings, Inc.*	82,617,008
Metal - Diversified - 0.8%
4,575,925	Ivanhoe Mines, Ltd. (U.S. Shares)*	62,873,210
Metal Processors and Fabricators - 0.8%
6,997,083	Bharat Forge, Ltd.	67,719,954
Multimedia - 2.7%
6,861,250	News Corporation, Inc. - Class A	148,683,288
3,985,949	Publishing & Broadcasting, Ltd.**	77,867,626
		226,550,914
Oil - Field Services - 1.7%
5,564,620	BJ Services Co.	140,172,778
Oil Companies - Exploration and Production - 3.9%
2,495,710	Chesapeake Energy Corp.#	98,530,631
3,616,425	Forest Oil Corp.*,#	175,722,091
2,076,215	Mariner Energy, Inc.*	51,905,375
		326,158,097
Oil Companies - Integrated - 0.2%
170,570	Suncor Energy, Inc. (U.S. Shares)	18,631,361
Oil Refining and Marketing - 3.2%
3,812,165	Reliance Industries, Ltd.	270,591,915
Paper and Related Products - 0.4%
10,315,353	Ballarpur Industries, Ltd.£	37,038,581
Pipelines - 2.8%
2,855,425	Enbridge, Inc.#	123,692,754
2,235,489	Kinder Morgan Management LLC*	113,562,841
		237,255,595
Publishing - Periodicals - 0.2%
1,672,155	Playboy Enterprises, Inc. - Class B*,#,£	18,728,136
Real Estate Management/Services - 2.0%
5,773,000	Mitsubishi Estate Company, Ltd.	172,517,653

See Notes to Schedules of Investments and Financial Statements.
20 Janus Core, Risk-Managed and Value Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Real Estate Operating/Development - 6.7%
34,383,000	CapitaLand, Ltd.**	$193,593,597
31,703,000	New World Development Company, Ltd.	113,718,231
7,693,615	St. Joe Co.**,#,£	260,505,803
		567,817,631
Reinsurance - 1.1%
20,926	Berkshire Hathaway, Inc. - Class B*	92,367,364
REIT - Diversified - 1.5%
1,161,020	Vornado Realty Trust#	129,709,154
REIT - Warehouse and Industrial - 2.3%
2,703,880	ProLogis	193,976,351
Retail - Consumer Electronics - 1.0%
845,200	Yamada Denki Company, Ltd.	87,005,829
Retail - Major Department Stores - 3.0%
3,485,195	J.C. Penney Company, Inc.	196,007,367
3,746,492	Pantaloon Retail India, Ltd.	58,619,388
		254,626,755
Semiconductor Components/Integrated Circuits - 0.9%
2,176,860	Cypress Semiconductor Corp.*	79,564,233
Soap and Cleaning Preparations - 1.1%
1,561,589	Reckitt Benckiser PLC**	90,734,495
Television - 1.7%
10,338,702	British Sky Broadcasting Group PLC**	146,524,564
Transportation - Railroad - 0.4%
2,306,250	All America Latina Logistica (GDR)	36,322,976
Total Common Stock (cost $5,845,624,336)		8,321,836,629
Corporate Bonds - 0%
Retail - Discount - 0%
$16,925,000	Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06‡,º,ß,ºº (cost $7,900,645)	0
Purchased Options - Calls - 0%
6,329	St. Joe Co. expires January 2008 exercise price $60.00	0
9,773	Weyerhaeuser Co. expires January 2008 exercise price $85.00	1,514,815
Total Purchased Options - Calls (premiums paid $5,897,739)		1,514,815
Purchased Options - Puts – 1.1%
134,798	MSCI World Excluding Europe Index expires December 2007 exercise price $132.20	9,993,902
152,266	Russell 2000® Index expires January 2008 exercise price $80.00	43,395,810
60,101	Russell 2000® Index expires January 2008 exercise price $81.00	19,395,795
111,563	S&P Asia 50® Index expires December 2007 exercise price $389.62	17,707,357
Total Purchased Options - Puts (premiums paid $157,276,966)		90,492,864

Shares/Principal/Contract Amounts		Value
Money Markets - 1.6%
102,141,604	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	$102,141,604
32,000,300	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	32,000,300
Total Money Markets (cost $134,141,904)		134,141,904
Other Securities - 7.1%
603,058,961	Allianz Dresdner Daily Asset Fund† (cost $603,058,961)	603,058,961
Total Investments (total cost $6,753,900,551) – 108.3%		9,151,045,173
Liabilities, net of Cash, Receivables and Other Assets – (8.3)%**		(698,836,746)
Net Assets – 100%		$8,452,208,427

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$212,329,493	2.3%
Bermuda	98,466,303	1.1%
Brazil	190,798,165	2.1%
Canada	205,197,324	2.2%
China	46,888,883	0.5%
France	51,740,577	0.6%
Hong Kong	113,718,231	1.2%
India	1,382,606,676	15.1%
Japan	418,466,529	4.6%
Malaysia	272,301,952	3.0%
Mexico	172,484,644	1.9%
Singapore	193,593,597	2.1%
United Kingdom	304,289,469	3.3%
United States††	5,488,163,330	60.0%
Total	$9,151,045,173	100.0%

††Includes Short-Term Securities and Other Securities (51.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Australian Dollar 4/16/08	195,000,000	$179,591,927	$(5,373,077)
British Pound 11/29/07	11,100,000	23,056,568	(1,007,527)
British Pound 5/14/08	121,800,000	251,498,770	(5,273,371)
Singapore Dollar 4/16/08	219,700,000	153,471,802	(1,482,871)
Total		$607,619,067	$(13,136,846)

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 21

Janus Contrarian Fund

Schedule of Investments

As of October 31, 2007

Value
Schedule of Written Options - Calls
St. Joe Co. expires January 2008 6,329 contracts exercise price $70.00	$(63,290)
Weyerhaeuser Co. expires January 2008 19,546 contracts exercise price $95.00	(781,840)
Total Written Options - Calls
(Premiums received $2,937,357)	$(845,130)
Schedule of Written Options - Puts
Weyerhaeuser Co. expires January 2008 9,773 contracts exercise price $60.00	$(684,110)
Total Written Options - Puts
(Premiums received $1,290,016)	$(684,110)

See Notes to Schedules of Investments and Financial Statements.
22 Janus Core, Risk-Managed and Value Funds October 31, 2007

Janus Fundamental Equity Fund (unaudited)

Ticker: JAEIX

Fund Snapshot

This conservative growth fund from Janus relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

Minyoung Sohn
portfolio manager

Performance Overview

For the 12-month period ended October 31, 2007, the Fund returned 19.71%, outpacing both its primary and secondary benchmarks, the S&P 500® Index and the Russell 1000® Growth Index, which returned 14.56% and 19.23%, respectively.

Economic Overview

Equity markets worldwide turned in a very convincing performance over the 12 months ended October 31, 2007, with many indices finishing just off record highs amid continued expansion in the global economy and hope that the Federal Reserve's (Fed) interest rate cuts late in the period might help the U.S. economy avert a recession. Earnings momentum and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, but problems in the U.S. credit markets starting in July and August rattled investors. Volatility rose as the subprime-related turmoil in the credit markets added to the uncertainty surrounding U.S. economic growth and the outlook for corporate profits, not to mention a sharp decline in M&A activity. Through all of this, emerging country stocks were among the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies and small-cap value issues were among the laggards.

As October came to a close, investors were balancing a more accommodative Fed, a healthy labor market and continued growth overseas with record-high energy prices, slowing earnings momentum and mixed signals on the health of the U.S. consumer. Also fueling the uncertainty surrounding the U.S. economy was the continued weakness in the housing market, which showed little evidence of bottoming during the time period. Nevertheless, domestic equity valuations were considered to be reasonable, particularly with interest rates well off their period highs. With stocks near record levels, the market appeared to be expecting the U.S. economy to remain resilient in the face of the many headwinds and that the Fed may be able to maintain stable economic growth while keeping inflation at bay.

Stocks That Contributed to Performance

The Fund's outperformance can be attributed primarily to its overweight position relative to the Index in energy stocks and to strong stock selection in the industrials sector.

EMC was the largest positive contributor to the Fund's performance in the period. This provider of information storage systems owns VMware, a developer of virtualization software to help consolidate servers in corporate data centers. My decision to initiate a position in EMC in the summer of 2006 was based on Janus' estimate of the company's intrinsic value using a sum-of-the-parts approach. When I first became interested in EMC, it was trading at roughly $10 per share and its total market capitalization was only slightly more than $20 billion. However, Janus analyst John Eisinger's analysis of VMware suggested that VMware itself was worth at least $10 billion, implying that the rest of EMC was worth $10 billion, or only one time its revenue base—a very attractive valuation given the high profit margin of its storage business. I bought the stock aggressively as it approached $10 a share. Over the past year, EMC significantly outperformed the market due to improving storage fundamentals and the company's decision to offer 10% of VMware in an initial public offering. I held a position at the end of the period.

Tata Steel was another strong individual contributor. I first purchased the stock in March 2006. My investment thesis was based on the fact that the company is an integrated steel producer, meaning it controls its own iron ore, and it had high operating margins with a strong balance sheet. It seemed to be an obvious way to participate in the growth of the Indian economy. Unfortunately, the emerging market sector sold off in the summer of 2006. Tata shares went even lower after the company won a three-month bidding war for U.K.-based steelmaker Corus Steel. The market appeared as if Tata destroyed shareholder value by overpaying for Corus (Tata paid 34% more than its initial bid) and diluting its own high-return business. In addition, investors feared that the company was employed significant financial leverage while simultaneously raising its operating leverage to the steel pricing cycle. While this may have been a rational response, I held on to the stock based on my belief that the company would benefit from an increased marketing presence in Europe. Perseverance paid off. Not only did Tata Steel

Janus Core, Risk-Managed and Value Funds October 31, 2007 23

Janus Fundamental Equity Fund (unaudited)

successfully complete the financing, but steel prices also rose steadily. Contrary to the market's original reaction, I feel the acquisition of Corus appears to have created significant value. We harvested some profits on Tata Steel and trimmed the position.

Apple was another large contributor to the Fund's performance. I bought shares during summer of 2006 when the stock price dipped to $50. At that time, Janus research uncovered increasing evidence that Apple was preparing to launch a mobile phone. My scenario analysis suggested the potential for a significant, positive financial impact even if Apple's mobile phone captured only a small percentage of the mobile handset market. Since then, the stock has more than tripled. Despite the appreciation, I do not believe that the stock is fully valued and I continue to hold a position, convinced that the company has the ability to significantly increase its market share in PCs. I also believe Apple is the most innovative company of any that I follow, and its ability to drive sales and profit growth through powerful new product cycles is compelling. The Fund also used listed options and total return swaps to fully utilize our research process. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

Stocks That Hurt Performance

Areas of weakness included the financials and consumer staples sectors, where select holdings fell short of my expectations.

E*TRADE Financial Corp. was the largest detractor in the period. I initiated a position in E*TRADE due to its growth prospects in the online brokerage industry. However, the company recently disclosed greater-than-expected losses in its mortgage portfolio, stemming from the recent subprime credit meltdown. After careful review of supplemental disclosures regarding this portfolio, I felt the market sold down the shares more than warranted.

The Fund's holding in Advanced Micro Devices (AMD) also detracted from performance in the period. The company was forced to pare back its ambitious plan to gain market share when it became evident that rival Intel would successfully defend its market position through its balance sheet and manufacturing capacity. Intel proved better prepared to weather margin pressure from the ensuing price war, resulting in what I viewed as only a temporary setback for AMD. I still believe that the microprocessor industry is moving to a duopoly structure, where AMD will be able to capture 20% to 30% share in every major segment of the market. As such, I continued to hold a position in AMD.

Outlook

With U.S. equity indices hovering near all-time highs at fiscal year end, the investment team will closely monitor several fundamental factors for directional cues. Despite the weakness in the U.S. housing sector, the associated issues in subprime mortgage lending and related credit market turmoil, at the end of the period the U.S. unemployment rate was still low thus, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will continue to watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. We will also monitor conditions in the credit markets for signs of further deterioration.

Events in the credit markets during August have resulted in a sharp decline in M&A activity. Combine the sharp decline in M&A activity with slowing earnings momentum and the result is two key items which support current valuations have weakened. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether valuations can still be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Manager Change

In closing, effective November 7, 2007 the Janus Research team, led by Director of Research Jim Goff, will assume portfolio management of Janus Fundamental Equity Fund. Rigorous fundamental research is the hallmark of Janus and we believe that this structure allows us to capitalize on our strengths to strive to deliver solid results for shareholders in Janus Fundamental Equity Fund.

Thank you for your investment in Janus Fundamental Equity Fund.

24 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

Janus Fundamental Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
EMC Corp.	2.21%
Tata Steel, Ltd.	1.78%
Apple, Inc.	1.64%
Hess Corp.	1.57%
First Solar, Inc.	1.12%

5 Largest Detractors to Performance – Holdings

Contribution
E*TRADE Financial Corp.	(0.96)%
Advanced Micro Devices, Inc.	(0.94)%
Merrill Lynch & Company, Inc.	(0.84)%
Spansion, Inc. - Class A	(0.66)%
Nordstrom, Inc.	(0.51)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	7.10%	17.74%	10.45%
Information Technology	5.70%	21.43%	15.49%
Industrials	3.97%	11.90%	11.11%
Health Care	2.42%	12.19%	11.94%
Materials	2.15%	2.89%	3.08%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(2.07)%	18.14%	21.22%
Consumer Discretionary	(0.04)%	8.44%	10.21%
Telecommunication Services	0.02%	0.09%	3.61%
Other*	0.03%	0.02%	0.00%
Utilities	0.25%	0.37%	3.53%

*Industry not classified by Global Classification Standard.

Janus Core, Risk-Managed and Value Funds October 31, 2007 25

Janus Fundamental Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

General Electric Co. Diversified Operations	3.3%
EMC Corp. Computers - Memory Devices	2.9%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.8%
Merck & Company, Inc. Medical - Drugs	2.6%
Hess Corp. Oil Companies - Integrated	2.6%
14.2%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 4.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

26 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Fundamental Equity Fund	19.71%		15.64%		10.93%		13.33%		0.92%
S&P 500® Index	14.56%		13.88%		7.10%		9.43%
Russell 1000® Growth Index	19.23%		12.61%		4.81%		7.09%
Lipper Quartile	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Core Funds	116/826		36/575		2/278		1/213

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 1996 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective November 7, 2007, the Janus Research Team led by Director of Research, Jim Goff, is managing Janus Fundamental Equity Fund and Minyoung Sohn is no longer the portfolio manager.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – June 28, 1996

Janus Core, Risk-Managed and Value Funds October 31, 2007 27

Janus Fundamental Equity Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,101.10	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

*Expenses are equal to the annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28 Janus Core, Risk-Managed and Value Funds October 31, 2007

Janus Fundamental Equity Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 91.6%
Advertising Sales - 1.1%
497,200	Clear Channel Outdoor Holdings, Inc.*,#	$12,638,824
Aerospace and Defense - 2.5%
186,365	Boeing Co.	18,373,725
209,380	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	10,211,463
		28,585,188
Agricultural Operations - 0.6%
189,200	Archer-Daniels-Midland Co.	6,769,576
Building and Construction - Miscellaneous - 0.3%
202,145	Insituform Technologies, Inc.*,#	2,842,159
Cable Television - 0.3%
161,750	Comcast Corp. - Class A*	3,404,838
Coal - 0.9%
183,200	Peabody Energy Corp.**	10,213,400
Commercial Services - Finance - 0.8%
421,895	Western Union Co.	9,298,566
Computers - 2.8%
128,090	Apple, Inc.*	24,330,696
268,125	Dell, Inc.*	8,204,625
		32,535,321
Computers - Integrated Systems - 0.3%
412,715	Bank Tec (144A)*,oo,§,£	3,301,720
Computers - Memory Devices - 2.9%
1,294,950	EMC Corp.*,**	32,878,781
Cosmetics and Toiletries - 1.8%
290,380	Procter & Gamble Co.	20,187,218
Diversified Operations - 3.3%
922,630	General Electric Co.**	37,975,451
Electronic Components - Semiconductors - 4.7%
587,875	Advanced Micro Devices, Inc.*,#	7,689,405
354,042	NVIDIA Corp.*	12,526,006
13,705	Samsung Electronics Company, Ltd.	8,511,831
1,033,345	Spansion, Inc. - Class A*	7,285,082
530,820	Texas Instruments, Inc.	17,304,732
		53,317,056
Electronic Forms - 1.8%
25,545	Adobe Systems, Inc.*	20,383,606
Energy - Alternate Sources - 2.9%
69,750	First Solar, Inc.*,#	11,076,998
202,730	JA Solar Holdings Company, Ltd. (ADR)*	11,677,248
184,835	Suntech Power Holdings Company, Ltd. (ADR)*,#	10,884,933
		33,639,179
Enterprise Software/Services - 1.5%
780,355	Oracle Corp.*	17,300,470
Entertainment Software - 1.0%
188,365	Electronic Arts, Inc.*	11,512,869
Filtration and Separations Products - 0.3%
80,935	Pall Corp.	3,243,065
Finance - Credit Card - 0.9%
166,730	American Express Co.	10,162,194

Shares/Principal/Contract Amounts		Value
Finance - Investment Bankers/Brokers - 8.8%
553,520	Citigroup, Inc.**	$23,192,488
1,325,255	E*TRADE Financial Corp.*	14,763,341
687,520	JP Morgan Chase & Co.	32,313,439
366,625	Merrill Lynch & Company, Inc.	24,204,583
202,225	MF Global, Ltd.*	5,977,771
		100,451,622
Finance - Mortgage Loan Banker - 2.3%
454,795	Fannie Mae	25,941,507
Finance - Other Services - 0.6%
56,415	Nymex Holdings, Inc.#	7,250,456
Food - Canned - 0.6%
257,100	TreeHouse Foods, Inc.*	7,173,090
Food - Retail - 0.7%
162,035	Whole Foods Market, Inc.#	8,027,214
Forestry - 1.0%
149,680	Weyerhaeuser Co.	11,362,209
Gold Mining - 1.6%
414,380	Barrick Gold Corp. (U.S. Shares)	18,286,589
Instruments - Controls - 0.4%
161,710	Watts Water Technologies, Inc. - Class A#	4,597,415
Investment Management and Advisory Services - 0.6%
247,385	Blackstone Group L.P.*	6,291,001
Machinery - Construction and Mining - 0.7%
111,335	Caterpillar, Inc.	8,306,704
Medical - Biomedical and Genetic - 1.4%
248,805	Celgene Corp.*,**	16,421,130
Medical - Drugs - 4.6%
515,880	Merck & Company, Inc.	30,055,168
133,545	Roche Holding A.G.	22,834,397
		52,889,565
Medical - HMO - 1.9%
353,235	Coventry Health Care, Inc.*	21,303,603
Medical Products - 0.5%
18,050	Nobel Biocare Holding A.G.	5,273,607
Metal - Diversified - 0.4%
2,539,070	Aura Minerals, Inc.*	4,113,487
Multi-Line Insurance - 0.8%
144,675	American International Group, Inc.	9,131,886
Multimedia - 0.7%
38,105	News Corporation, Inc. - Class B#	7,752,748
Non-Hazardous Waste Disposal - 0.3%
95,625	Waste Management, Inc.	3,479,794
Oil - Field Services - 0.7%
212,065	Halliburton Co.	8,359,602
Oil and Gas Drilling - 0.7%
63,490	Transocean, Inc. (U.S. Shares)*	7,578,801
Oil Companies - Exploration and Production - 3.6%
141,395	Apache Corp.	14,678,215
251,255	EnCana Corp. (U.S. Shares)**	17,512,473
105,035	EOG Resources, Inc.**	9,306,101
		41,496,789
Oil Companies - Integrated - 8.5%
115,025	ConocoPhillips	9,772,524
219,265	Exxon Mobil Corp.**	20,170,187

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 29

Janus Fundamental Equity Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Oil Companies - Integrated - (continued)
410,985	Hess Corp.	$29,430,636
203,005	Marathon Oil Corp.**	12,003,686
239,523	Suncor Energy, Inc.	26,237,457
		97,614,490
Oil Refining and Marketing - 2.2%
353,129	Valero Energy Corp.**	24,870,875
Retail - Apparel and Shoe - 0.9%
275,110	Nordstrom, Inc.	10,850,338
Retail - Consumer Electronics - 0.8%
188,702	Best Buy Company, Inc.#	9,155,821
Retail - Drug Store - 2.3%
626,865	CVS/Caremark Corp.**	26,184,151
Retail - Jewelry - 1.3%
273,745	Tiffany & Co.**	14,831,504
Retail - Major Department Stores - 0.8%
153,350	J.C. Penney Company, Inc.	8,624,404
Semiconductor Equipment - 0.4%
84,430	KLA-Tencor Corp.	4,445,240
Steel - Producers - 1.7%
842,469	Tata Steel, Ltd.	19,611,937
Super-Regional Banks - 1.4%
464,215	Wells Fargo & Co.	15,787,952
Telecommunication Equipment - Fiber Optics - 1.4%
649,060	Corning, Inc.	15,752,686
Therapeutics - 0.6%
158,860	Gilead Sciences, Inc.*	7,337,743
Transportation - Railroad - 1.0%
210,559	Canadian National Railway Co. (U.S. Shares)	11,789,198
Water - 1.8%
168,645	American States Water Co.#	7,664,915
219,450	Aqua America, Inc.#	5,104,407
188,295	California Water Service Group#	8,358,415
		21,127,737
Water Treatment Services - 0%
36,485	Basin Water, Inc.*,#	437,455
Web Portals/Internet Service Providers - 2.1%
789,730	Yahoo!, Inc.*	24,560,603
Wireless Equipment - 0.8%
38,300	American Tower Corp. - Class A*	1,692,094
176,785	Nokia Oyj (ADR)**	7,021,900
		8,713,994
Total Common Stock (cost $798,666,700)		1,047,374,428
Purchased Options - Calls - 1.3%
2,057	ConocoPhillips (LEAPS) expires January 2009 exercise price $70.00	4,319,700
3,285	CVSCaremark Corp. (LEAPS) expires January 2010 exercise price $35.00	3,915,720
1,307	J.C. Penney Company, Inc. (LEAPS) expires January 2010 exercise price $70.00	1,006,390
1,960	Nordstrom, Inc. (LEAPS) expires January 2010 exercise price $40.00	1,822,800

Shares/Principal/Contract Amounts		Value
Purchased Options - Calls - (continued)
921	Procter & Gamble Co. expires January 2008 exercise price $70.00	$207,225
1,753	Procter & Gamble Co. (LEAPS) expires January 2009 exercise price $65.00	1,735,470
1,975	Texas Instruments, Inc. (LEAPS) expires January 2010 exercise price $35.00	1,129,634
Total Purchased Options - Calls (premiums paid $13,509,576)		14,136,939
Rights - 0.2%
168,493	Tata Steel, Ltd. - Rights*,ß,oo	257,097
758,222	Tata Steel, Ltd. - Rights*,ß,oo	1,735,415
Total Rights (cost $0)		1,992,512
Money Markets - 3.7%
37,158,622	Janus Institutional Cash Management Fund - Institutional Shares - 5.15%	37,158,622
4,946,500	Janus Institutional Money Market Fund - Institutional Shares - 5.10%	4,946,500
Total Money Markets (cost $42,105,122)		42,105,122
Other Securities - 5.8%
66,705,476	Allianz Dresdner Daily Asset Fund† (cost $66,705,476)	66,705,476
Total Investments (total cost $920,986,874) – 102.6%		1,172,314,477
Liabilities, net of Cash, Receivables and Other Assets – (2.6)%**		(29,387,624)
Net Assets – 100%		$1,142,926,853

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$5,977,771	0.5%
Brazil	10,211,463	0.9%
Canada	77,939,204	6.7%
Cayman Islands	18,463,734	1.6%
China	11,677,248	1.0%
Finland	7,021,900	0.6%
India	21,604,449	1.8%
South Korea	8,511,831	0.7%
Switzerland	28,108,004	2.4%
United States††	982,798,873	83.8%
Total	$1,172,314,477	100.0%

††Includes Short-Term Securities and Other Securities (74.6% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 11/29/07	2,795,000	$4,050,245	$(260,700)
Total		$4,050,245	$(260,700)

See Notes to Schedules of Investments and Financial Statements.
30 Janus Core, Risk-Managed and Value Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Total Return Swaps outstanding at October 31, 2007

Counterparty	Notional Amount	Return Paid by the Fund	Return Received by the Fund	Termination Date	Unrealized Appreciation/ Depreciation
Lehman Brothers	$(376,732)	1- month S&P 500® Index plus LIBOR minus 5 basis points	1-month Fannie Mae plus LIBOR plus 20 basis points	7/24/08	$(783,479)
Morgan Stanley Capital Services	11,013	1- month S&P 500® Index plus Federal Funds rate plus 25 basis points	1-month Microsoft Corp. plus Federal Funds rate	7/24/08	2,377,685
	100,466	1- month S&P 500® Index plus Federal Funds rate plus 25 basis points	1-month Hewlett Packard plus Federal Funds rate	9/4/08	(22,697)
Total					$1,571,509

Value
Schedule of Written Options - Calls
Celgene Corp. expires January 2008 2,192 contracts exercise price $85.00	$(87,680)
EOG Resources, Inc. expires January 2008 877 contracts exercise price $100.00	(144,705)
Marathon Oil Corp. expires January 2008 1,754 contracts exercise price $70.00	(166,630)
Peabody Energy Corp. expires January 2008 1,753 contracts exercise price $80.00	(26,295)
Tiffany & Co. expires November 2007 2,630 contracts exercise price $60.00	(78,900)
Valero Energy Corp. expires January 2008 1,753 contracts exercise price $100.00	(8,765)
Total Written Options - Calls
(Premiums received $1,477,510)	$(512,975)

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 31

Janus Growth and Income Fund (unaudited)

Ticker: JAGIX

Performance Overview

For the 12-month period ended October 31, 2007, the Fund returned 20.22%, outpacing both its primary and secondary benchmarks, the S&P 500® Index and the Russell 1000® Growth Index, which returned 14.56% and 19.23%, respectively.

Fund Snapshot

This conservative growth fund from Janus combines core holdings and opportunistic companies with income-oriented securities, seeking to deliver consistent returns through all types of market conditions.

Minyoung Sohn
portfolio manager

Economic Overview

Equity markets worldwide turned in a very convincing performance over the 12 months ended October 31, 2007, with many indices finishing just off record highs amid continued expansion in the global economy and hope that the Federal Reserve's (Fed) interest rate cuts late in the period might help the U.S. economy avert a recession. Earnings momentum and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, but problems in the U.S. credit markets starting in July and August rattled investors. Volatility rose as the subprime-related turmoil in the credit markets added to the uncertainty surrounding U.S. economic growth and the outlook for corporate profits, not to mention a sharp decline in M&A activity. Through all of this, emerging country stocks were among the top performers while equities in developed countries struggled to keep pace. Domestic stocks were led by large, growth-oriented companies and small-cap value issues were among the laggards.

As October came to a close, investors were balancing a more accommodative Fed, a healthy labor market and continued growth overseas with record-high energy prices, slowing earnings momentum and mixed signals on the health of the U.S. consumer. Also fueling the uncertainty surrounding the U.S. economy was the continued weakness in the housing market, which showed little evidence of bottoming during the time period. Nevertheless, domestic equity valuations were considered to be reasonable, particularly with interest rates well off their period highs. With stocks near record levels, the market appeared to be expecting the U.S. economy to remain resilient in the face of the many headwinds and that the Fed may be able to maintain stable economic growth while keeping inflation at bay.

Stocks That Contributed to Performance

The Fund's outperformance can be attributed primarily to its overweight position relative to the Index in energy stocks and to strong stock selection in the materials sector.

EMC was the largest positive contributor to the Fund's performance in the period. This provider of information storage systems owns VMware, a developer of virtualization software to help consolidate servers in corporate data centers. My decision to aggressively add to the position in EMC in the summer of 2006 was based on Janus' estimate of the company's intrinsic value using a sum-of-the-parts approach. In the summer of 2006, it was trading at roughly $10 per share and its total market capitalization was only slightly more than $20 billion. However, Janus analyst John Eisinger's analysis of VMware suggested that VMware itself was worth at least $10 billion, implying that the rest of EMC was worth $10 billion, or only one time its revenue base—a very attractive valuation given the high profit margin of its storage business. I added to the position as it approached $10 a share. Over the past year, EMC significantly outperformed the market due to improving storage fundamentals and the company's decision to offer 10% of VMware in an initial public offering. I held a position at the end of the period.

Tata Steel was another strong individual contributor. I first purchased the stock in March 2006. My investment thesis was based on the fact that the company is an integrated steel producer, meaning it controls its own iron ore, and it had high operating margins with a strong balance sheet. It seemed to be an obvious way to participate in the growth of the Indian economy. Unfortunately, the emerging market sector immediately sold off in the summer of 2006. Tata shares went even lower after the company won a three-month bidding war for U.K.-based steelmaker Corus Steel. The market appeared as if Tata destroyed shareholder value by overpaying for Corus (Tata paid 34% more than its initial bid) and diluting its own

32 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

high-return business. In addition, investors feared that the company was employed significant financial leverage while simultaneously raising its operating leverage to the steel pricing cycle. While this may have been a rational response, I held on to the stock based on my belief that the company would benefit from an increased marketing presence in Europe. Perseverance paid off. Not only did Tata Steel successfully complete the financing, but steel prices also rose steadily. Contrary to the market's original reaction, I feel the acquisition of Corus appears to have created significant value. I trimmed the position and harvested some profits. The Fund also used listed options and total return swaps to fully utilize our research process. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

Stocks That Hurt Performance

Areas of weakness included information technology, where select holdings fell short of my expectations, and utilities, where an underweight position versus the Index held back the Fund's gains.

The Fund's holding in Advanced Micro Devices (AMD) was again the largest detractor. The company was forced to pare back its ambitious plan to gain market share when it became evident that rival Intel would successfully defend its market position through its balance sheet and manufacturing capacity. Intel proved better prepared to weather margin pressure from the ensuing price war, resulting in what I viewed as only a temporary setback for AMD. I still believe that the microprocessor industry is moving to a duopoly structure, where AMD will be able to capture 20% to 30% share in every major segment of the market. As such, I continued to hold a position in AMD.

E*TRADE Financial Corp. also detracted from performance. I initiated a position in E*TRADE due to its growth prospects in the online brokerage industry. However, the company recently disclosed greater-than-expected losses in its mortgage portfolio, stemming from the recent subprime credit meltdown. After careful review of supplemental disclosures regarding this portfolio, I felt the market sold down the shares more than warranted.

Outlook

With U.S. equity indices hovering near all-time highs at fiscal year end, the investment team will closely monitor several fundamental factors for directional cues. Despite the weakness in the U.S. housing sector, the associated issues in subprime mortgage lending and related credit market turmoil, at the end of the period the U.S. unemployment rate was still low thus, mitigating the impact of the housing slowdown on consumer spending and the overall U.S. economy. We will continue to watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. We will also monitor conditions in the credit markets for signs of further deterioration.

Events in the credit markets during August have resulted in a sharp decline in M&A activity. Combine the sharp decline in M&A activity with slowing earnings momentum and the result is two key items which support current valuations have weakened. We will continue to watch the future path of corporate earnings, credit conditions and the overall liquidity in the markets in an effort to determine whether valuations can still be sustained. As always, we will continue to emphasize individual company fundamentals as our primary concern.

Manager Change

In closing, effective November 7, 2007 Marc Pinto will manage Janus Growth and Income Fund. Marc, a 13-year Janus veteran, served as Assistant Portfolio Manager of Janus Growth and Income Fund from 1995 to 1997. He is a classic growth investor, looking for strong fundamental businesses with top-notch management teams that are working to maximize shareholder value. Under Marc's leadership, Janus Growth and Income Fund will continue to employ the same investment processes and leverage the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are hallmarks of Janus' research process.

Thank you for your investment in Janus Growth and Income Fund.

Janus Core, Risk-Managed and Value Funds October 31, 2007 33

Janus Growth and Income Fund (unaudited)

Janus Growth and Income at a Glance

5 Largest Contributors to Performance – Holdings

Contribution
EMC Corp.	2.38%
Tata Steel, Ltd.	1.86%
Bharti Tele-Ventures, Ltd.	1.52%
Hess Corp.	1.43%
EnCana Corp. (U.S. Shares)	1.19%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc.	(1.55)%
E*TRADE Financial Corp.	(1.06)%
Spansion, Inc. - Class A	(0.78)%
Nordstrom, Inc.	(0.41)%
Samsung Electronics Company, Ltd. (GDR)	(0.27)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	6.53%	17.88%	10.45%
Information Technology	3.78%	22.92%	15.49%
Industrials	3.57%	12.45%	11.11%
Materials	2.41%	3.10%	3.08%
Health Care	1.69%	9.31%	11.94%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(1.49)%	11.88%	21.22%
Other*	0.01%	0.03%	0.00%
Utilities	0.23%	0.33%	3.53%
Consumer Discretionary	1.04%	12.96%	10.21%
Telecommunication Services	1.55%	2.01%	3.61%

*Industry not classified by Global Classification Standard.

34 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

EMC Corp. Computers - Memory Devices	2.8%
General Electric Co. Diversified Operations	2.8%
CVS/Caremark Corp. Retail - Drug Store	2.6%
EnCana Corp. (U.S. Shares) Oil Companies - Exploration and Production	2.6%
Suncor Energy, Inc. Oil Companies - Integrated	2.5%
13.3%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 9.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

Janus Core, Risk-Managed and Value Funds October 31, 2007 35

Janus Growth and Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Growth and Income Fund	20.22%		14.35%		9.40%		13.60%		0.89%
S&P 500® Index	14.56%		13.88%		7.10%		11.31%
Russell 1000® Growth Index	19.23%		12.61%		4.81%		9.58%
Lipper Quartile	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Core Funds	91/826		108/575		11/278		4/77

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Effective November 7, 2007, Marc Pinto is Portfolio Manager of Janus Growth and Income Fund and Minyoung Sohn is no longer the portfolio manager.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – May 15, 1991

36 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,106.90	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds October 31, 2007 37

Janus Growth and Income Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 87.5%
Advertising Sales - 0.7%
961,070	Lamar Advertising Co.*,#	$51,378,802
Aerospace and Defense - 2.2%
872,075	Boeing Co.	85,977,875
1,396,890	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	68,126,325
		154,104,200
Agricultural Operations - 0.8%
1,552,139	Archer-Daniels-Midland Co.	55,535,533
Applications Software - 1.0%
938,822	Infosys Technologies, Ltd.	44,344,483
2,200,758	Satyam Computer Services, Ltd.	26,885,610
		71,230,093
Automotive - Cars and Light Trucks - 0.4%
1,606,340	Tata Motors, Ltd.	31,189,206
Building and Construction - Miscellaneous - 0.2%
1,134,240	Insituform Technologies, Inc.*,#	15,947,414
Cable Television - 0.3%
907,445	Comcast Corp. - Class A*	19,101,717
Coal - 1.0%
1,284,946	Peabody Energy Corp.#	71,635,740
Commercial Services - Finance - 0.7%
2,350,490	Western Union Co.	51,804,800
Computers - 1.3%
2,947,725	Dell, Inc.*	90,200,385
Computers - Integrated Systems - 0.3%
2,527,630	Bank Tec (144A)*,ºº,§,£	20,221,040
Computers - Memory Devices - 2.8%
7,952,205	EMC Corp.*,**	201,906,485
Cosmetics and Toiletries - 2.2%
2,202,665	Procter & Gamble Co.	153,129,271
Dental Supplies and Equipment - 0.6%
2,023,962	Align Technology, Inc.*,#	41,896,013
Diversified Operations - 3.3%
4,881,551	General Electric Co.**	200,924,640
19,200,000	Melco International Development, Ltd.	36,646,091
		237,570,731
Electronic Components - Semiconductors - 6.7%
6,877,536	Advanced Micro Devices, Inc.*,#	89,958,171
2,956,379	NVIDIA Corp.*	104,596,689
83,468	Samsung Electronics Company, Ltd.	51,839,876
301,821	Samsung Electronics Company, Ltd. (GDR)	92,539,524
6,785,680	Spansion, Inc. - Class A*,#,£	47,839,044
2,665,383	Texas Instruments, Inc.	86,891,486
		473,664,790
Energy - Alternate Sources - 1.3%
232,960	JA Solar Holdings Company, Ltd. (ADR)*	13,418,496
1,353,780	Suntech Power Holdings Company, Ltd. (ADR)*,#	79,724,104
		93,142,600
Entertainment Software - 2.0%
2,375,137	Electronic Arts, Inc.*	145,168,373
Filtration and Separations Products - 0.3%
453,010	Pall Corp.	18,152,111

Shares/Principal/Contract Amounts		Value
Finance - Investment Bankers/Brokers - 5.6%
2,494,545	Citigroup, Inc.**	$104,521,436
8,582,890	E*TRADE Financial Corp.*,#	95,613,395
2,255,630	JP Morgan Chase & Co.	106,014,609
906,225	MF Global, Ltd.*	26,788,011
1,241,455	UBS A.G. (U.S. Shares)**	66,653,719
		399,591,170
Finance - Mortgage Loan Banker - 1.9%
2,411,570	Fannie Mae	137,555,953
Food - Canned - 0.5%
1,229,763	TreeHouse Foods, Inc.*	34,310,388
Forestry - 0.8%
769,775	Weyerhaeuser Co.	58,433,620
Gold Mining - 1.5%
2,377,245	Barrick Gold Corp. (U.S. Shares)	104,907,822
Instruments - Controls - 0.4%
906,990	Watts Water Technologies, Inc. - Class A#	25,785,726
Investment Management and Advisory Services - 0.5%
1,430,820	Blackstone Group L.P.*,#	36,385,753
Machinery - Construction and Mining - 0.5%
485,855	Caterpillar, Inc.	36,249,642
Medical - Drugs - 2.8%
1,204,645	Merck & Company, Inc.	70,182,618
733,542	Roche Holding A.G.**	125,425,804
		195,608,422
Medical - HMO - 1.1%
1,288,945	Coventry Health Care, Inc.*	77,736,273
Medical Products - 0.5%
111,807	Nobel Biocare Holding A.G.**	32,666,268
Multi-Line Insurance - 0.5%
607,400	American International Group, Inc.	38,339,088
Multimedia - 0.7%
2,104,775	News Corporation, Inc. - Class B#	48,262,491
Non-Hazardous Waste Disposal - 0.2%
462,535	Waste Management, Inc.	16,831,649
Oil - Field Services - 1.1%
2,052,460	Halliburton Co.	80,907,973
Oil Companies - Exploration and Production - 3.9%
383,855	Apache Corp.	39,847,988
2,650,399	EnCana Corp. (U.S. Shares)**,#	184,732,810
565,480	EOG Resources, Inc.	50,101,528
		274,682,326
Oil Companies - Integrated - 8.0%
1,680,605	Exxon Mobil Corp.**	154,598,854
2,456,490	Hess Corp.	175,909,249
1,110,918	Petro-Canada	64,109,520
1,607,524	Suncor Energy, Inc.	176,088,901
		570,706,524
Oil Refining and Marketing - 2.1%
2,107,456	Valero Energy Corp.	148,428,126
Real Estate Operating/Development - 0.5%
7,330,175	Hang Lung Properties, Ltd.	36,027,594
Retail - Apparel and Shoe - 1.4%
2,443,150	Nordstrom, Inc.	96,357,836

See Notes to Schedules of Investments and Financial Statements.
38 Janus Core, Risk-Managed and Value Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Retail - Consumer Electronics - 0.8%
1,222,147	Best Buy Company, Inc.#	$59,298,572
Retail - Drug Store - 2.6%
4,470,865	CVS/Caremark Corp.**	186,748,031
Retail - Jewelry - 1.1%
1,485,835	Tiffany & Co.	80,502,540
Retail - Major Department Stores - 0.3%
420,895	J.C. Penney Company, Inc.	23,671,135
Retail - Pet Food and Supplies - 0.8%
1,867,330	PETsMART, Inc.#	55,926,534
Semiconductor Equipment - 0.5%
635,540	KLA-Tencor Corp.	33,461,181
Shipbuilding - 1.4%
1,597,080	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	102,443,405
Steel - Producers - 1.7%
5,305,310	Tata Steel, Ltd.	123,502,947
Super-Regional Banks - 2.0%
2,464,508	U.S. Bancorp	81,723,085
1,816,815	Wells Fargo & Co.	61,789,878
		143,512,963
Telecommunication Equipment - Fiber Optics - 0.8%
2,181,400	Corning, Inc.	52,942,578
Telecommunication Services - 1.8%
4,873,350	Bharti Tele-Ventures, Ltd.*	126,939,066
Television - 1.8%
9,088,357	British Sky Broadcasting Group PLC	128,804,133
Tobacco - 0.7%
644,375	Altria Group, Inc.	46,994,269
Toys - 1.1%
3,038,227	Marvel Entertainment, Inc.*,#	75,165,736
Transportation - Services - 0.7%
642,210	United Parcel Service, Inc. - Class B#	48,229,971
Water - 1.6%
907,397	American States Water Co.#,£	41,241,194
1,222,700	Aqua America, Inc.#	28,440,002
1,008,923	California Water Service Group#	44,786,092
		114,467,288
Water Treatment Services - 0%
181,395	Basin Water, Inc.*,#	2,174,926
Web Portals/Internet Service Providers - 3.2%
110,378	Google, Inc. - Class A*	78,037,246
4,723,950	Yahoo!, Inc.*	146,914,845
		224,952,091
Wireless Equipment - 2.0%
420,950	American Tower Corp. - Class A*	18,597,571
2,361,730	Nokia Oyj (ADR)**	93,807,915
700,475	QUALCOMM, Inc.	29,931,297
		142,336,783
Total Common Stock (cost $4,642,412,229)		6,218,828,097

Shares/Principal/Contract Amounts		Value
Equity-Linked Structured Notes - 4.3%
Finance - Investment Bankers/Brokers - 3.5%
	Lehman Brothers Holdings, Inc.:
$57,048,000	convertible, (Archer-Daniels-Midland Co. Best Buy Company, Inc., Suntech Power Holdings Company, Ltd. (ADR)) 37.06% (144A)§	$57,664,118
2,257,502	convertible, (Corning, Inc.), 10.55 (144A)§	53,976,873
582,159	Merrill Lynch & Company, Inc., convertible (Apple, Inc.), 11.30% (144A)§	95,165,531
61,907	Morgan Stanley Co., convertible (Melco PBL Entertainment (Macau), Ltd. (ADR), Spansion, Inc. - Class A, Suntech Power Holdings Company, Ltd. (ADR)) 46.50% (144A)§	40,670,423
		247,476,945
Special Purpose Entity - 0.8%
55,549,318	Natixis Financial Products, Inc., convertible (Amylin Pharmaceuticals, Inc.), 9.05%ß	55,700,968
Total Equity-Linked Structured Notes (cost $313,953,641)		303,177,913
Preferred Stock - 1.2%
Metal - Diversified - 0.7%
292,475	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.75%	49,884,536
Money Center Banks - 0.5%
60,309	UBS A.G. Jersey Branch (U.S. Shares) (144A)*,§	34,105,343
Total Preferred Stock (cost $89,556,500)		83,989,879
Purchased Options - Calls - 1.2%
12,922	ConocoPhillips (LEAPS) expires January 2009 exercise price $70.00	27,136,200
20,242	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $35.00	24,128,464
8,105	J.C. Penney Company, Inc. (LEAPS) expires January 2010 exercise price $70.00	6,240,850
12,156	Nordstrom, Inc. (LEAPS) expires January 2010 exercise price $40.00	11,305,080
9,481	Procter & Gamble Co. (LEAPS) expires January 2008 exercise price $70.00	2,133,225
9,947	Procter & Gamble Co. (LEAPS) expires January 2009 exercise price $65.00	9,847,530
12,128	Texas Instruments, Inc. (LEAPS) expires January 2010 exercise price $35.00	6,936,813
Total Purchased Options - Calls (premiums paid $83,854,512)		87,728,162
Rights - 0.2%
Steel - Producers - 0.2%
1,061,062	Tata Steel, Ltd. - Rights*,ß,ºº	1,619,036
4,774,779	Tata Steel, Ltd. - Rights*,ß,ºº	10,928,491
Total Rights (cost $0)		12,547,527

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 39

Janus Growth and Income Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Money Markets - 3.2%
122,781,594	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	$122,781,594
105,618,900	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	105,618,900
Total Money Markets (cost $228,400,494)		228,400,494
Other Securities - 5.6%
396,983,314	Allianz Dresdner Daily Asset Fund† (cost $396,983,314)	396,983,314
Total Investments (total cost $5,755,160,690) – 103.2%		7,331,655,386
Liabilities, net of Cash, Receivables and Other Assets – (3.2)%**		(223,761,181)
Net Assets – 100%		$7,107,894,205

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$26,788,011	0.3%
Brazil	68,126,325	0.9%
Canada	529,839,053	7.2%
Cayman Islands	79,724,104	1.1%
China	13,418,496	0.2%
Finland	93,807,916	1.3%
Hong Kong	72,673,686	1.0%
India	365,408,839	5.0%
South Korea	246,822,806	3.4%
Switzerland	224,745,791	3.1%
United Kingdom	162,909,475	2.2%
United States††	5,447,390,884	74.3%
Total	$7,331,655,386	100.0%

††Includes Short-Term Securities and Other Securities (65.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 11/29/07	29,400,000	$42,603,653	$(2,742,251)
Euro 5/14/08	4,500,000	6,526,847	(132,460)
Swiss Franc 11/29/07	31,850,000	27,558,300	(1,088,983)
Swiss Franc 2/15/08	26,300,000	22,858,701	(751,916)
Total		$99,547,501	$(4,715,610)

Total Return Swaps outstanding at October 31, 2007

Counterparty	Notional Amount	Return Paid by the Fund	Return Received by the Fund	Termination Date	Unrealized Appreciation/ Depreciation
Lehman Brothers	$(2,660,305)	1- month S&P 500® Index plus LIBOR minus 5 basis points	1-month Fannie Mae plus LIBOR plus 20 basis points	7/24/08	$(4,864,320)
Morgan Stanley Capital Services	61,620	1- month S&P 500® Index plus Federal Funds rate plus 25 basis points	1-month Microsoft Corp. plus Federal Funds rate	7/24/08	14,682,626
Morgan Stanley Capital Services	(485,714)	1- month S&P 500® Index plus Federal Funds rate plus 25 basis points	1-month Hewlett Packard Co. plus Federal Funds rate	7/24/08	(130,813)
Total					$9,687,493

See Notes to Schedules of Investments and Financial Statements.
40 Janus Core, Risk-Managed and Value Funds October 31, 2007

INTECH Risk-Managed Stock Fund (unaudited)

Ticker: JRMSX

Performance Overview

For the 12 months ended October 31, 2007, INTECH Risk-Managed Stock Fund returned 12.11%. This compares to a 14.56% return posted by the S&P 500® Index, the Fund's benchmark.

Fund Snapshot

This core fund embraces the market's natural volatility in an attempt to deliver index-beating returns with index-like risk.

Managed by INTECH

Investment Strategy in This Environment

While we do not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH's 20-year history, we have experienced 12-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in INTECH Risk-Managed Stock Fund.

Janus Core, Risk-Managed and Value Funds October 31, 2007 41

INTECH Risk-Managed Stock Fund (unaudited)

INTECH Risk-Managed Stock Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

Exxon Mobil Corp. Oil Companies - Integrated	4.3%
AT&T, Inc. Telephone - Integrated	4.3%
General Electric Co. Diversified Operations	3.0%
Merck & Company, Inc. Medical - Drugs	2.9%
Procter & Gamble Co. Cosmetics And Toiletries	2.0%
16.5%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

42 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007					Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Since Inception*		Total Annual Fund Operating Expenses
INTECH Risk-Managed Stock Fund	12.11%		17.23%		0.92%
S&P 500® Index	14.56%		16.04%
Lipper Quartile	4	th	2	nd
Lipper Ranking - based on total return for Multi-Cap Core Funds	682/865		215/522

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The voluntary waiver of the Fund's management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – February 28, 2003

Janus Core, Risk-Managed and Value Funds October 31, 2007 43

INTECH Risk-Managed Stock Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,037.00	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

*Expenses are equal to the annualized expense ratio of 0.74% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44 Janus Core, Risk-Managed and Value Funds October 31, 2007

INTECH Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 99.6%
Advertising Agencies - 0.2%
37,100	Interpublic Group of Companies, Inc.*	$383,985
15,100	Omnicom Group, Inc.	769,798
		1,153,783
Aerospace and Defense - 3.1%
38,800	Boeing Co.	3,825,292
29,000	General Dynamics Corp.	2,637,840
66,700	Lockheed Martin Corp.	7,339,668
3,400	Northrop Grumman Corp.	284,308
22,900	Raytheon Co.	1,456,669
1,700	Rockwell Collins, Inc.	127,177
		15,670,954
Aerospace and Defense - Equipment - 0.3%
22,500	B.F. Goodrich Co.	1,567,350
1,500	United Technologies Corp.	114,885
		1,682,235
Agricultural Chemicals - 0.3%
14,500	Monsanto Co.	1,415,635
Apparel Manufacturers - 1.5%
92,100	Coach, Inc.*	3,367,176
24,600	Polo Ralph Lauren Corp.	1,692,480
28,900	VF Corp.	2,518,057
		7,577,713
Applications Software - 1.6%
63,100	Compuware Corp.*	631,000
211,500	Microsoft Corp.	7,785,315
		8,416,315
Athletic Footwear - 0.6%
42,800	NIKE, Inc. - Class B	2,835,928
Audio and Video Products - 0.3%
15,900	Harman International Industries, Inc.	1,338,780
Automotive - Medium and Heavy Duty Trucks - 0.7%
66,600	PACCAR, Inc.	3,700,296
Automotive - Truck Parts and Equipment - Original - 0.8%
96,500	Johnson Controls, Inc.	4,218,980
Beverages - Non-Alcoholic - 1.5%
53,700	Coca-Cola Co.	3,316,512
9,100	Coca-Cola Enterprises, Inc.	234,871
56,000	PepsiCo, Inc.	4,128,320
		7,679,703
Brewery - 0.4%
35,600	Molson Coors Brewing Co. - Class B	2,037,388
Broadcast Services and Programming - 0.6%
74,900	Clear Channel Communications, Inc.	2,828,973
Building Products - Air and Heating - 0%
300	American Standard Companies, Inc.	11,181
Cable Television - 1.4%
187,400	Comcast Corp. - Class A*	3,944,770
128,900	DIRECTV Group, Inc.*	3,413,272
		7,358,042
Casino Hotels - 0.8%
48,800	Harrah's Entertainment, Inc.	4,306,600
Cellular Telecommunications - 0.1%
10,600	ALLTEL Corp.	754,190

Shares or Principal Amount		Value
Chemicals - Diversified - 0.2%
19,400	Dow Chemical Co.	$873,776
2,900	E.I. du Pont de Nemours and Co.	143,579
2,100	PPG Industries, Inc.	156,954
		1,174,309
Chemicals - Specialty - 0.1%
11,800	International Flavors & Fragrances, Inc.	616,078
Coatings and Paint Products - 0.1%
5,200	Sherwin-Williams Co.	332,384
Computers - 4.7%
46,200	Apple, Inc.*	8,775,690
5,300	Dell, Inc.*	162,180
162,100	Hewlett-Packard Co.	8,377,328
53,900	IBM Corp.	6,258,868
		23,574,066
Computers - Integrated Systems - 0.2%
43,700	Terdata Corp.*	1,246,761
Computers - Memory Devices - 0.4%
90,500	EMC Corp.*	2,297,795
Consumer Products - Miscellaneous - 0.1%
7,500	Kimberly-Clark Corp.	531,675
Containers - Metal and Glass - 0.3%
28,600	Ball Corp.	1,417,988
Containers - Paper and Plastic - 0%
8,400	Pactiv Corp.*	230,748
Cosmetics and Toiletries - 3.5%
29,600	Avon Products, Inc.	1,213,008
74,800	Colgate-Palmolive Co.	5,704,996
15,000	Estee Lauder Companies, Inc. - Class A	658,500
150,787	Procter & Gamble Co.	10,482,712
		18,059,216
Data Processing and Management - 0.4%
39,800	Fidelity National Information Services, Inc.	1,835,576
Distribution/Wholesale - 0%
2,800	W.W. Grainger, Inc.	251,776
Diversified Operations - 4.3%
8,900	3M Co.	768,604
7,500	Cooper Industries, Ltd. - Class A	392,925
4,700	Eaton Corp.	435,126
376,100	General Electric Co.	15,480,275
45,300	Honeywell International, Inc.	2,736,573
2,400	Illinois Tool Works, Inc.	137,424
20,900	Ingersoll-Rand Co. - Class A	1,052,315
21,900	Leucadia National Corp.	1,109,454
2,000	Textron, Inc.	138,420
		22,251,116
Drug Delivery Systems - 0%
5,000	Hospira, Inc.*	206,650
E-Commerce/Products - 1.3%
74,400	Amazon.com, Inc.*	6,632,760
E-Commerce/Services - 0.3%
29,900	Expedia, Inc.*	976,534
26,800	IAC/InterActiveCorp*,#	789,528
		1,766,062
Electric - Generation - 0%
5,400	AES Corp.*	115,614

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 45

INTECH Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Electric - Integrated - 8.7%
22,200	Allegheny Energy, Inc.	$1,346,652
98,900	American Electric Power Company, Inc.	4,767,969
55,800	CenterPoint Energy, Inc.#	935,208
16,600	CMS Energy Corp.#	281,702
64,200	Constellation Energy Group, Inc.	6,079,740
1,400	Dominion Resources, Inc.	128,282
1,400	DTE Energy Co.	69,440
25,600	Edison International	1,488,640
58,500	Entergy Corp.	7,012,395
11,600	Exelon Corp.	960,248
55,200	FirstEnergy Corp.	3,847,440
129,500	FPL Group, Inc.	8,860,391
25,100	PG&E Corp.	1,228,143
76,700	PPL Corp.	3,965,390
27,600	Public Service Enterprise Group, Inc.	2,638,560
26,100	Xcel Energy, Inc.	588,555
		44,198,755
Electronic Components - Semiconductors - 0.8%
23,400	Intel Corp.	629,460
35,100	MEMC Electronic Materials, Inc.*	2,570,022
11,400	Microchip Technology, Inc.	378,138
11,900	Texas Instruments, Inc.	387,940
		3,965,560
Electronics - Military - 0%
1,300	L-3 Communications Holdings, Inc.	142,532
Engineering - Research and Development Services - 0.2%
2,600	Fluor Corp.	410,800
5,100	Jacobs Engineering Group, Inc.*	444,465
		855,265
Engines - Internal Combustion - 0.4%
15,200	Cummins, Inc.	1,823,392
Enterprise Software/Services - 0.6%
139,742	Oracle Corp.*	3,098,080
Fiduciary Banks - 0.1%
5,500	Bank of New York Mellon Corp.	268,675
Filtration and Separations Products - 0.4%
47,500	Pall Corp.	1,903,325
Finance - Consumer Loans - 0%
3,500	SLM Corp.	165,060
Finance - Investment Bankers/Brokers - 2.7%
135,300	Citigroup, Inc.	5,669,070
19,200	Goldman Sachs Group, Inc.	4,760,064
64,000	JP Morgan Chase & Co.	3,008,000
3,800	Morgan Stanley Co.	255,588
		13,692,722
Finance - Other Services - 0.5%
1,200	CME Group, Inc.	799,500
4,000	IntercontinentalExchange, Inc.*	712,800
8,900	NYSE Euronext	833,174
		2,345,474
Food - Confectionary - 0.2%
17,900	Wm. Wrigley Jr. Co.	1,103,893
Food - Dairy Products - 0.1%
10,400	Dean Foods Co.*	288,808

Shares or Principal Amount		Value
Food - Diversified - 0.5%
2,700	ConAgra Foods, Inc.	$64,071
17,400	General Mills, Inc.	1,004,502
36,100	H.J. Heinz Co.	1,688,758
400	Kellogg Co.	21,116
		2,778,447
Food - Meat Products - 0.4%
113,800	Tyson Foods, Inc. - Class A	1,798,040
Food - Retail - 1.7%
176,300	Kroger Co.	5,181,457
105,700	Safeway, Inc.	3,593,800
		8,775,257
Food - Wholesale/Distribution - 0.6%
84,400	Supervalu, Inc.	3,270,500
Forestry - 0.5%
32,700	Weyerhaeuser Co.	2,482,257
Gas - Distribution - 0.3%
21,800	Sempra Energy Co.	1,340,918
Independent Power Producer - 0.3%
161,200	Dynegy, Inc.*	1,484,652
Industrial Automation and Robotics - 0%
3,400	Rockwell Automation, Inc.	234,192
Industrial Gases - 0%
1,100	Air Products and Chemicals, Inc.	107,635
Instruments - Scientific - 1.5%
44,500	PerkinElmer, Inc.	1,224,640
75,900	Thermo Fisher Scientific, Inc.*	4,463,679
29,100	Waters Corp.*	2,240,118
		7,928,437
Internet Security - 0.1%
15,500	VeriSign, Inc.*	528,395
Investment Management and Advisory Services - 0.2%
5,800	Ameriprise Financial, Inc.	365,284
5,600	Franklin Resources, Inc.	726,208
		1,091,492
Life and Health Insurance - 1.7%
96,100	CIGNA Corp.	5,044,289
1,030	Lincoln National Corp.	64,241
800	Principal Financial Group, Inc.	54,136
18,800	Prudential Financial, Inc.	1,818,336
65,700	UnumProvident Corp.	1,533,438
		8,514,440
Machinery - Construction and Mining - 0.6%
9,300	Caterpillar, Inc.	693,873
31,300	Terex Corp.*	2,323,086
		3,016,959
Machinery - Farm - 0.3%
10,600	Deere & Co.	1,641,940
Medical - Biomedical and Genetic - 0.5%
35,300	Celgene Corp.*	2,329,800

See Notes to Schedules of Investments and Financial Statements.
46 Janus Core, Risk-Managed and Value Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Medical - Drugs - 5.6%
83,500	Abbott Laboratories	$4,560,770
400	Allergan, Inc.	27,032
55,000	Bristol-Myers Squibb Co.	1,649,450
70,300	King Pharmaceuticals, Inc.*	745,180
259,300	Merck & Company, Inc.	15,106,818
49,400	Pfizer, Inc.	1,215,734
161,100	Schering-Plough Corp.	4,916,772
2,700	Wyeth	131,301
		28,353,057
Medical - Generic Drugs - 0%
7,100	Watson Pharmaceuticals, Inc.*	216,976
Medical - HMO - 0.3%
18,400	Aetna, Inc.	1,033,528
5,300	Coventry Health Care, Inc.*	319,643
7,500	UnitedHealth Group, Inc.	368,625
		1,721,796
Medical - Nursing Homes - 0.3%
26,600	Manor Care, Inc.	1,771,028
Medical - Wholesale Drug Distributors - 0%
2,200	Cardinal Health, Inc.	149,666
Medical Instruments - 0.1%
6,400	Medtronic, Inc.	303,616
Medical Labs and Testing Services - 0%
1,900	Laboratory Corporation of America Holdings*	130,625
Medical Products - 3.2%
86,900	Baxter International, Inc.	5,214,869
4,500	Becton, Dickinson and Co.	375,570
46,200	Johnson & Johnson	3,010,854
72,400	Stryker Corp.	5,140,400
37,700	Zimmer Holdings, Inc.*	2,619,773
		16,361,466
Metal - Aluminum - 0.1%
14,700	Alcoa, Inc.	581,973
Metal - Diversified - 0.1%
6,204	Freeport-McMoRan Copper & Gold, Inc. - Class B	730,087
Metal Processors and Fabricators - 1.4%
47,700	Precision Castparts Corp.	7,145,937
Motorcycle and Motor Scooter Manufacturing - 0%
2,600	Harley-Davidson, Inc.	133,900
Multi-Line Insurance - 2.4%
65,300	American International Group, Inc.	4,121,736
155,100	Loews Corp.	7,613,859
10,700	MetLife, Inc.	736,695
		12,472,290
Multimedia - 1.6%
13,800	McGraw-Hill Companies, Inc.	690,552
7,300	Meredith Corp.	454,425
147,900	News Corporation, Inc. - Class A	3,204,993
65,000	Time Warner, Inc.	1,186,900
74,700	Walt Disney Co.	2,586,861
		8,123,731

Shares or Principal Amount		Value
Networking Products - 2.0%
238,400	Cisco Systems, Inc.*	$7,881,504
63,800	Juniper Networks, Inc.*	2,296,800
		10,178,304
Non-Ferrous Metals - 0%
3,100	Titanium Metals Corp.*	109,120
Oil - Field Services - 1.0%
38,600	Schlumberger, Ltd. (U.S. Shares)	3,727,602
18,900	Smith International, Inc.	1,248,345
1,800	Weatherford International, Ltd.*	116,838
		5,092,785
Oil and Gas Drilling - 0.5%
13,400	Noble Corp. (U.S. Shares)	709,530
13,500	Transocean, Inc. (U.S. Shares)*	1,611,495
		2,321,025
Oil Companies - Exploration and Production - 0.3%
1,100	Apache Corp.	114,191
1,900	Murphy Oil Corp.	139,897
6,600	Noble Energy, Inc.	505,164
13,700	XTO Energy, Inc.	909,406
		1,668,658
Oil Companies - Integrated - 7.0%
79,733	Chevron Corp.	7,296,367
31,000	ConocoPhillips	2,633,760
240,500	Exxon Mobil Corp.	22,123,595
1,900	Hess Corp.	136,059
51,122	Marathon Oil Corp.	3,022,844
		35,212,625
Oil Field Machinery and Equipment - 0.8%
53,200	National-Oilwell Varco, Inc.*	3,896,368
Oil Refining and Marketing - 0.4%
14,000	Tesoro Corp.	847,420
19,400	Valero Energy Corp.	1,366,342
		2,213,762
Paper and Related Products - 0.5%
5,600	MeadWestvaco Corp.	188,384
41,400	Temple-Inland, Inc.	2,221,938
		2,410,322
Pharmacy Services - 1.1%
13,500	Express Scripts, Inc. - Class A*	851,850
53,317	Medco Health Solutions, Inc.*	5,032,058
		5,883,908
Pipelines - 0%
2,800	Questar Corp.	159,824
700	Williams Companies, Inc.	25,543
		185,367
Printing - Commercial - 0.1%
9,500	R.R. Donnelley & Sons Co.	382,755
Property and Casualty Insurance - 0.2%
17,400	Travelers Companies, Inc.	908,454
Publishing - Newspapers - 0.3%
21,800	Dow Jones & Company, Inc.	1,303,858
Quarrying - 0.6%
34,400	Vulcan Materials Co.	2,941,544

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 47

INTECH Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
REIT - Diversified - 0%
100	Vornado Realty Trust	$11,172
REIT - Office Property - 0.2%
7,100	Boston Properties, Inc.#	769,214
REIT - Regional Malls - 0%
1,400	Simon Property Group, Inc.	145,754
Retail - Apparel and Shoe - 0.1%
8,800	Nordstrom, Inc.	347,072
Retail - Auto Parts - 0.3%
13,500	AutoZone, Inc.*	1,679,535
Retail - Consumer Electronics - 0.2%
59,200	RadioShack Corp.#	1,220,704
Retail - Discount - 0.1%
24,700	Big Lots, Inc.*	592,306
2,700	Wal-Mart Stores, Inc.	122,067
		714,373
Retail - Drug Store - 0.1%
18,099	CVS/Caremark Corp.	755,995
Retail - Jewelry - 0.4%
40,400	Tiffany & Co.	2,188,872
Retail - Major Department Stores - 0.1%
2,800	J.C. Penney Company, Inc.	157,472
1,000	Sears Holdings Corp.*	134,790
		292,262
Retail - Regional Department Stores - 0.3%
27,400	Kohl's Corp.*	1,506,178
Retail - Restaurants - 1.3%
114,400	McDonald's Corp.	6,829,680
Rubber - Tires - 0.4%
76,200	Goodyear Tire & Rubber Co.*	2,297,430
Schools - 0.2%
11,700	Apollo Group, Inc. - Class A*	927,342
Semiconductor Components/Integrated Circuits - 0.2%
22,200	Analog Devices, Inc.	742,812
7,800	Linear Technology Corp.	257,556
		1,000,368
Steel - Producers - 0.7%
500	Nucor Corp.	31,010
33,400	United States Steel Corp.	3,603,860
		3,634,870
Steel - Specialty - 0.5%
26,000	Allegheny Technologies, Inc.	2,656,420
Super-Regional Banks - 1.5%
146,726	Bank of America Corp.	7,083,931
2,800	SunTrust Banks, Inc.	203,280
5,800	U.S. Bancorp	192,328
9,800	Wells Fargo & Co.	333,298
		7,812,837
Telecommunication Equipment - Fiber Optics - 0.1%
7,200	Ciena Corp.*	344,592
Telecommunication Services - 0.5%
46,000	Embarq Corp.	2,434,320

Shares or Principal Amount		Value
Telephone - Integrated - 5.8%
524,853	AT&T, Inc.	$21,933,606
17,400	CenturyTel, Inc.	766,470
95,600	Sprint Nextel Corp.	1,634,760
100,200	Verizon Communications, Inc.	4,616,214
36,108	Windstream Corp.	485,653
		29,436,703
Television - 0%
4,400	CBS Corp. - Class B	126,280
Therapeutics - 0.1%
11,200	Gilead Sciences, Inc.*	517,328
Tobacco - 0.7%
38,900	Altria Group, Inc.	2,836,977
1,600	Reynolds American, Inc.	103,088
9,700	UST, Inc.	517,204
		3,457,269
Tools - Hand Held - 0%
3,700	Snap-On, Inc.	184,667
Toys - 0.9%
59,900	Hasbro, Inc.	1,788,015
144,700	Mattel, Inc.	3,022,783
		4,810,798
Transportation - Railroad - 0.1%
1,400	CSX Corp.	62,678
4,700	Union Pacific Corp.	601,788
		664,466
Transportation - Services - 0.1%
8,200	Expeditors International of Washington, Inc.	415,330
Web Portals/Internet Service Providers - 0.8%
5,800	Google, Inc. - Class A*	4,100,600
Wireless Equipment - 0%
3,000	QUALCOMM, Inc.	128,190
Total Common Stock (cost $440,397,933)		511,017,797
Other Securities - 0.6%
2,914,300	Allianz Dresdner Daily Asset Fund† (cost $2,914,300)	2,914,300
Total Investments (total cost $443,312,233) – 100.2%		513,932,097
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(1,095,368)
Net Assets – 100%		$512,836,729

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$1,562,078	0.3%
Cayman Islands	2,321,025	0.4%
Netherlands	3,727,602	0.7%
United States††	506,321,392	98.6%
Total	$513,932,097	100.0%

††Includes Short-Term Securities and Other Securities (98.0% excluding Short-Term Securities and Other Securities

See Notes to Schedules of Investments and Financial Statements.
48 Janus Core, Risk-Managed and Value Funds October 31, 2007

Janus Mid Cap Value Fund (unaudited)

Ticker: JMCVX

Managed by
Perkins, Wolf, McDonnell
and Company, LLC

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Performance Overview

During the 12-months ended October 31, 2007 Janus Mid Cap Value Fund's Investor Shares appreciated 15.38% and the Fund's Institutional Shares rose 15.49%, while the Fund's benchmark, the Russell Midcap® Value Index, returned 9.73%. The S&P MidCap 400 Index was up 17.02% and the S&P 500® Index advanced 14.56% during the same period. This marks the eighth of our nine full fiscal years that the Fund's Investor Shares have had a positive compounded annual return of 14% or more (the only exception was the year ended October 31, 2002 with a (4.66)% result). During that nine year period, from October 31, 1998 to October 31, 2007, the compounded annual return of Janus Mid Cap Value Fund's Investor Shares was 17.00% compared to 12.37% for the Russell Midcap® Value Index. For the same period, the compounded annual return for the S&P MidCap 400 Index and the S&P 500® Index was 13.03% and 5.56%, respectively.

After an unusually long period (over six years) of small- and mid-cap value stocks outperforming, larger caps and growth issues did relatively better, especially in the most recent six months. We have been anticipating this for some time as we have been finding more investment opportunities in larger mid-caps and out-of-favor growth stocks. Thus we believe we are relatively well positioned for the market's transition. In fact, the Fund had a positive return of 3.87% for the Investor Shares and 3.93% for the Institutional shares in the most recent six months while the Russell Midcap® Value Index declined 2.70%.

The Fund's outperformance was broad based during the 12-months ended October 31, 2007 as we had positive stock selection in almost every sector and continued to be underweighted in the Index's weakest groups (consumer discretionary and financials) and overweighted in one of the strongest (energy). Although we have been only equal weighted in materials, our strongest individual stocks (Mosaic, Agrium and Goldcorp) were in that sector. The first two are fertilizer producers and, along with Deere, have been direct beneficiaries of the strength in agriculture prices, while our recent purchase of Goldcorp benefited from the rally in gold prices.

Merger and Acquisition Activity

As has been the case in each year other than 2002, merger and acquisition activity had a positive impact on the Fund. Over the course of the year we had more than 10 buyouts or mergers spread over several industries. With the disruption in the credit markets, this activity nearly came to a halt in recent months. However, in the last six months ALLTEL, Hilton Hotels and Huntsman had buyouts announced (the latter two at more than 30% premiums to their last market price) and Global Santa Fe agreed to an attractive merger with Transocean. This buyout activity is a reinforcement of our belief that our longstanding investment process is successful in identifying strong, attractively valued franchises.

Sector and Related Holding Performance

We have been overweighted in energy since the early days of the Fund. This is a result of consistently finding companies that we believe have undervalued assets in politically safe geographies with strong balance sheets. Many of these companies have benefited in the context of secularly increasing energy prices. In shorter periods of time such as last year, we have been penalized by this emphasis on the long term, as energy prices are volatile. But, staying the course benefited us this year as it often has in the past. Our best results this year came from Bill Barrett, Anadarko Petroleum and Noble Energy – the latter we owned in the Fund's first year. Given the recent spike in oil prices to above $70 (now over $90) we have pared back several of our holdings. Our most significant additions to this sector in the past 12 months have been in energy master limited partnerships such as Kinder Morgan Energy Partners, Enterprise Products Partners and Plains All American Pipeline, all of which have 6% current dividend yields which we believe are likely to grow and have been less susceptible to commodity price volatility.

Financials have historically been our heaviest portfolio exposure, but we have been underweight relative to the benchmark for several years. For the past few years this lower relative exposure was primarily due to our lesser investment in Real Estate Investment Trusts (REITs), which we had reduced after several years of strong returns had taken them to what we felt were expensive levels. This year for the first time since 2000 REITs underperformed and actually declined in recent months. However, we feel they are still somewhat expensive and we remain underweighted. Since the Fund's inception, the

Janus Core, Risk-Managed and Value Funds October 31, 2007 49

Janus Mid Cap Value Fund (unaudited)

one area of financials in which we have been overweighted has been the money managers. This is a business that we believe has secular growth, good balance sheets and cash flows and reasonable valuations. In this group our largest portfolio holding, AllianceBernstein Holding, had nearly 16% appreciation during the past 12-months and Waddell & Reed Financial and our recent purchase of Invesco each provided over 20% returns. This strong result from money managers and from Berkshire Hathaway (up approximately 26%) allowed our financials to provide a positive return while the financial component of the Index had negative results in both the six and 12-month periods. We were not totally immune to these sector declines as Colonial BancGroup, mortgage REIT Redwood Trust, and insurer Old Republic International were among the portfolio's worst performers. All three were affected by real estate credit concerns. However, we believe each of these has high-quality credit and asset standards and have safe high dividend payouts. Thus we added to Colonial and Redwood as their stocks weakened.

The sector in which we continue to be under-represented is the utility industry. Since inception we have had limited exposure to these stocks because they have had few of the characteristics that we seek. They generally have leveraged balance sheets, little free cash flow, regulated rates and limited growth. This year our underweighting was a slight detractor, but over the long-term we have done well to de-emphasize this sector.

As we have mentioned in our recent reports, for the past few years we have found increasing opportunities in the larger end of our capitalization spectrum and in out-of-favor growth stocks. In the early part of this year many of these stocks sold at prices earning multiple discounts to smaller mid-cap stocks. In contrast, in most years they have sold at a premium. Their risk/reward relationships have become more attractive to us relative to smaller mid-cap stocks primarily because their downside risk appears more limited. Thus we would expect higher-quality, larger stocks to decline relatively less in a market correction or if they had fundamental shortfalls. This is reflected in our experience this year – our only large cap position that declined more than 5% was Telefonaktiebolaget LM Ericsson. On the other hand we enjoyed over 20% appreciation from larger cap issues such as Berkshire Hathaway, CVS/Caremark, Deere, Anadarko Petroleum, AFLAC, Illinois Tool Works, and Alcoa. Our success with these stocks indicates that our investment process has been applicable throughout the capitalization spectrum.

Market Outlook

Our market outlook remains relatively neutral, but we are sensitive to the risk of a decline. Valuation levels are within normal ranges, especially for stocks outside of the small- and lower mid-cap range. We think these valuation levels combined with higher volatility levels have provided us with good individual stock opportunities. Thus the Fund is generally fully invested.

However, from a broader market perspective the possibility of recession and shortfall in earnings has increased. Credit quality questions are widespread and the extent of write-offs is uncertain. In such an environment, credit availability could be reduced, the consumer could finally pull back, and private equity activity could decline from the record levels of recent years. The impact in the financial market could be compounded by weakness in the dollar, leverage and the widespread use of derivatives. Volatility has already picked up from historically low levels and is likely to remain elevated.

We believe that our standard emphasis on balance sheet and cash flow strength, combined with valuations that reflect modest investor expectations, should reward us relatively, if not absolutely, in an uncertain economic environment. Moreover, the increased number of larger mid-caps in our portfolio have greater exposure to relatively stronger overseas economies and are generally less volatile than their smaller counterparts. To further reduce our portfolio risk we have bought some Index puts in an effort to mitigate some of the impact of a possible market decline. Our total investment in these puts represents less than 1% of our assets. We believe these puts may provide some protection for about 15% of the portfolio without sacrificing upside potential beyond the premium paid which, as stated, is less than 1% of our assets. We believe this small investment in market insurance is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide consistent, above average long-term investment returns on both an absolute and relative basis. Please see "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Mid Cap Value Fund.

See Notes to Schedules of Investments and Financial Statements.
50 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

Janus Mid Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Mosaic Co.	0.95%
Deere & Co.	0.65%
Agrium, Inc. (U.S. Shares)	0.58%
URS Corp.	0.57%
Goldcorp, Inc. (U.S. Shares)	0.56%

5 Largest Detractors from Performance – Holdings

Contribution
Old Republic International Corp.	(0.49)%
Colonial BancGroup, Inc.	(0.29)%
Redwood Trust, Inc.	(0.26)%
Charming Shoppes, Inc.	(0.25)%
Avocent Corp.	(0.22)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Energy	3.98%	13.53%	5.38%
Materials	3.89%	7.30%	6.97%
Industrials	2.50%	12.72%	8.77%
Health Care	2.29%	10.15%	3.23%
Financials	1.50%	26.20%	30.76%

5 Lowest Contributors/Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Consumer Discretionary	(0.04)%	8.27%	13.48%
Other*	0.01%	0.00%	0.00%
Telecommunication Services	0.09%	1.96%	1.98%
Consumer Staples	1.01%	5.40%	7.13%
Utilities	1.02%	3.60%	14.91%

*Industry not classified by Global Classification Standard.

Janus Core, Risk-Managed and Value Funds October 31, 2007 51

Janus Mid Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.1%
Berkshire Hathaway, Inc. - Class B Reinsurance	1.8%
Anadarko Petroleum Corp. Oil Companies - Exploration and Production	1.5%
Protective Life Corp. Life and Health Insurance	1.5%
Goldcorp, Inc. (U.S. Shares) Gold Mining	1.4%
8.3%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

52 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007							Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Mid Cap Value Fund Investor Shares	15.38%		19.42%		17.26%		0.97%	0.97%
Institutional Shares(1)	15.49%		19.63%		17.39%		0.93%	0.82%
Russell Midcap® Value Index	9.73%		20.36%		11.97%
Lipper Quartile	2	nd	2	nd	1	st
Lipper Ranking - based on total return for Mid-Cap Value Funds	97/307		70/188		2/68

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2008. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Services LLC are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Investor Shares are those of Berger Mid Cap Value Fund - Investor Shares. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Institutional Shares are those of Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Lipper ranking is for the Investor Share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – August 12, 1998

(1) Closed to new investors.

Janus Core, Risk-Managed and Value Funds October 31, 2007 53

Janus Mid Cap Value Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,038.70	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38
Expense Example - Institutional Shares	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,039.30	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92

*Expenses are equal to the annualized expense ratio of 0.86% for Investor Shares and 0.77% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Services for Institutional Shares.

54 Janus Core, Risk-Managed and Value Funds October 31, 2007

Janus Mid Cap Value Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 92.7%
Agricultural Chemicals - 1.2%
550,000	Agrium, Inc. (U.S. Shares)	$34,963,500
650,000	Mosaic Co.*	45,370,000
		80,333,500
Airlines - 1.1%
5,075,000	Southwest Airlines Co.#	72,115,750
Applications Software - 0.5%
1,150,000	Intuit, Inc.*	36,995,500
Automotive - Truck Parts and Equipment - Original - 0.3%
190,000	Magna International, Inc. - Class A (U.S. Shares)	18,004,400
Beverages - Non-Alcoholic - 0.6%
525,000	PepsiCo, Inc.	38,703,000
Brewery - 0.2%
300,000	Molson Coors Brewing Co. - Class B	17,169,000
Broadcast Services and Programming - 0.3%
500,000	Clear Channel Communications, Inc.	18,885,000
Building - Residential and Commercial - 0.3%
750,000	Pulte Homes, Inc.#	11,130,000
300,000	Toll Brothers, Inc.*	6,873,000
		18,003,000
Chemicals - Diversified - 0.2%
550,000	Huntsman Corp.	14,492,500
Chemicals - Specialty - 0.9%
1,250,000	Chemtura Corp.#	11,650,000
700,000	Lubrizol Corp.	47,516,000
		59,166,000
Coal - 0.6%
1,050,000	Arch Coal, Inc.#	43,050,000
Commercial Banks - 4.2%
1,100,000	BB&T Corp.	40,667,000
3,298,808	Colonial BancGroup, Inc.	63,271,137
600,000	Cullen/Frost Bankers, Inc.	31,908,000
1,049,937	First Midwest Bancorp, Inc.#	35,361,878
2,800,000	People's United Financial, Inc.	49,784,000
1,200,000	Synovus Financial Corp.	31,632,000
1,507,512	Valley National Bancorp#	30,873,846
		283,497,861
Commercial Services - 0.3%
1,207,500	Convergys Corp.*	22,133,475
Computers - Integrated Systems - 1.1%
1,760,000	Diebold, Inc.#	73,638,400
Consumer Products - Miscellaneous - 1.0%
500,000	Clorox Co.	31,285,000
485,000	Kimberly-Clark Corp.	34,381,650
		65,666,650
Containers - Metal and Glass - 0.8%
1,059,990	Ball Corp.	52,554,304
Cosmetics and Toiletries - 0.7%
735,000	Procter & Gamble Co.	51,097,200
Data Processing and Management - 1.3%
630,000	Fiserv, Inc.*	34,902,000
1,080,000	Global Payments, Inc.	51,364,800
		86,266,800

Shares/Principal/Contract Amounts		Value
Distribution/Wholesale - 1.8%
790,000	Genuine Parts Co.	$38,765,300
1,250,000	Tech Data Corp.*,#	49,162,500
385,000	W.W. Grainger, Inc.#	34,619,200
		122,547,000
Diversified Operations - 1.9%
1,950,000	Dover Corp.	89,700,000
670,000	Illinois Tool Works, Inc.	38,364,200
		128,064,200
Electric - Integrated - 3.5%
3,200,000	DPL, Inc.#	92,928,000
1,560,000	PPL Corp.	80,652,000
635,000	Public Service Enterprise Group, Inc.	60,706,000
		234,286,000
Electronic Components - Miscellaneous - 0.8%
4,400,000	Vishay Intertechnology, Inc.*	55,396,000
Electronic Components - Semiconductors - 1.2%
2,640,000	QLogic Corp.*	40,999,200
1,700,000	Xilinx, Inc.	41,480,000
		82,479,200
Electronic Connectors - 0.6%
700,000	Thomas & Betts Corp.*	39,207,000
Electronic Measuring Instruments - 0.9%
1,621,200	Agilent Technologies, Inc.*	59,741,220
Engineering - Research and Development Services - 0.9%
980,000	URS Corp.*	60,573,800
E-Services/Consulting - 0.3%
1,078,514	Websense, Inc.*	19,844,658
Food - Diversified - 1.7%
1,430,000	General Mills, Inc.	82,553,900
980,000	Kraft Foods, Inc. - Class A#	32,741,800
		115,295,700
Gas - Distribution - 0.5%
1,070,000	Southern Union Co.	33,705,000
Gold Mining - 1.4%
2,700,000	Goldcorp, Inc. (U.S. Shares)#	94,851,000
Hotels and Motels - 0.8%
950,000	Starwood Hotels & Resorts Worldwide, Inc.	54,017,000
Instruments - Scientific - 2.1%
1,430,000	Applera Corp. - Applied Biosystems Group	53,110,200
1,415,000	PerkinElmer, Inc.	38,940,800
880,000	Thermo Fisher Scientific, Inc.*,#	51,752,800
		143,803,800
Internet Infrastructure Equipment - 0.4%
1,143,838	Avocent Corp.*	30,917,941
Investment Management and Advisory Services - 4.4%
1,646,430	AllianceBernstein Holding L.P.	140,654,515
2,010,000	Invesco PLC (ADR)#	61,626,600
500,000	Legg Mason, Inc.	41,470,000
1,595,000	Waddell & Reed Financial, Inc. - Class A#	52,985,900
		296,737,015
Life and Health Insurance - 2.3%
785,000	AFLAC, Inc.	49,282,300
2,419,980	Protective Life Corp.	103,744,543
		153,026,843

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 55

Janus Mid Cap Value Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Machinery - Farm - 0.8%
350,000	Deere & Co.	$54,215,000
Medical - Biomedical and Genetic - 0.5%
550,000	Charles River Laboratories International, Inc.*	31,900,000
Medical - Drugs - 2.0%
585,000	Eli Lilly and Co.	31,677,750
1,000,000	Endo Pharmaceuticals Holdings, Inc.*	29,300,000
700,000	Forest Laboratories, Inc.*	27,349,000
975,000	Wyeth	47,414,250
		135,741,000
Medical - Generic Drugs - 0.6%
685,000	Barr Pharmaceuticals, Inc.*	39,264,200
Medical - HMO - 1.0%
540,000	Coventry Health Care, Inc.*	32,567,400
713,600	Health Net, Inc.*	38,256,096
		70,823,496
Medical Instruments - 0.5%
900,000	St. Jude Medical, Inc.*	36,657,000
Medical Labs and Testing Services - 0.6%
600,000	Laboratory Corporation of America Holdings*	41,250,000
Medical Products - 3.4%
1,700,000	Covidien, Ltd.	70,720,000
560,000	Johnson & Johnson	36,495,200
900,000	Varian Medical Systems, Inc.*	43,893,000
1,100,000	Zimmer Holdings, Inc.*	76,439,000
		227,547,200
Metal - Aluminum - 0.7%
1,250,000	Alcoa, Inc.	49,487,500
Motorcycle and Motor Scooter Manufacturing - 0.4%
600,000	Harley-Davidson, Inc.#	30,900,000
Multi-Line Insurance - 1.0%
4,375,000	Old Republic International Corp.	67,068,750
Networking Products - 0.4%
1,400,000	Foundry Networks, Inc.*	29,596,000
Non-Hazardous Waste Disposal - 2.1%
2,550,000	Republic Services, Inc.	87,184,500
1,620,000	Waste Management, Inc.	58,951,800
		146,136,300
Office Automation and Equipment - 1.2%
1,300,000	Pitney Bowes, Inc.#	52,052,000
1,550,000	Xerox Corp.*	27,032,000
		79,084,000
Oil - Field Services - 0.5%
1,270,000	BJ Services Co.	31,991,300
Oil and Gas Drilling - 1.1%
650,000	Global Santa Fe Corp. (U.S. Shares)#	52,669,500
720,000	Nabors Industries, Ltd.*	20,217,600
		72,887,100
Oil Companies - Exploration and Production - 6.4%
1,700,000	Anadarko Petroleum Corp.	100,333,999
800,000	Bill Barrett Corp.*,#	37,440,000
1,220,000	Chesapeake Energy Corp.#	48,165,600
250,000	Devon Energy Corp.#	23,350,000

Shares/Principal/Contract Amounts		Value
Oil Companies - Exploration and Production - (continued)
1,260,028	Forest Oil Corp.*	$61,224,761
1,575,000	Newfield Exploration Co.*	84,798,000
540,000	Noble Energy, Inc.	41,331,600
800,000	Southwestern Energy Co.*	41,384,000
59,100	St. Mary Land & Exploration Co.	2,503,476
		440,531,436
Oil Companies - Integrated - 0.7%
300,000	Hess Corp.	21,483,000
400,000	Marathon Oil Corp.	23,652,000
		45,135,000
Oil Field Machinery and Equipment - 0.5%
700,000	Grant Prideco, Inc.*	34,412,000
Oil Refining and Marketing - 0.4%
390,000	Valero Energy Corp.	27,467,700
Paper and Related Products - 2.3%
730,000	Potlatch Corp.#	34,791,800
1,130,000	Rayonier, Inc.	54,567,700
1,270,000	Temple-Inland, Inc.	68,160,900
		157,520,400
Pharmacy Services - 0.5%
1,161,880	Omnicare, Inc.	34,275,460
Pipelines - 3.6%
1,575,000	Enterprise Products Partners L.P.#	50,384,250
1,100,000	Equitable Resources, Inc.	61,952,000
1,555,100	Kinder Morgan Energy Partners L.P.#	81,642,750
900,000	Plains All American Pipeline L.P.#	49,644,000
		243,623,000
Property and Casualty Insurance - 0.4%
1,540,000	Progressive Corp.	28,490,000
Reinsurance - 1.8%
27,000	Berkshire Hathaway, Inc. - Class B*	119,178,000
REIT - Apartments - 0.9%
730,000	Equity Residential	30,499,400
600,000	Home Properties, Inc.	30,852,000
		61,351,400
REIT - Mortgages - 1.4%
3,579,300	Annaly Mortgage Management, Inc.#	61,170,237
1,200,000	Redwood Trust, Inc.#	31,620,000
		92,790,237
REIT - Office Property - 1.1%
244,700	Alexandria Real Estate Equities, Inc.	25,238,358
400,000	SL Green Realty Corp.#	48,264,000
		73,502,358
REIT - Regional Malls - 0.9%
290,000	Macerich Co.#	24,855,900
980,000	Pennsylvania Real Estate Investment Trust#	37,387,000
		62,242,900
REIT - Warehouse and Industrial - 0.6%
580,000	ProLogis	41,609,200
Retail - Apparel and Shoe - 1.0%
1,127,352	Charming Shoppes, Inc.*	8,364,952
1,400,000	Ross Stores, Inc.	37,828,000
900,000	Urban Outfitters, Inc.*,#	22,743,000
		68,935,952

See Notes to Schedules of Investments and Financial Statements.
56 Janus Core, Risk-Managed and Value Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Retail - Auto Parts - 1.6%
2,450,000	Advance Auto Parts, Inc.	$83,594,000
200,000	AutoZone, Inc.*	24,882,000
		108,476,000
Retail - Discount - 0.7%
1,550,000	TJX Companies, Inc.	44,841,500
Retail - Drug Store - 0.6%
1,030,000	CVS/Caremark Corp.	43,023,100
Retail - Mail Order - 0.2%
530,000	Williams-Sonoma, Inc.	16,663,200
Retail - Major Department Stores - 0.7%
800,000	J.C. Penney Company, Inc.	44,992,000
Retail - Office Supplies - 0.4%
1,065,000	Staples, Inc.	24,857,100
Retail - Regional Department Stores - 0.4%
800,000	Macy's, Inc.	25,624,000
Savings/Loan/Thrifts - 0.4%
1,150,000	Astoria Financial Corp.	29,888,500
Semiconductor Equipment - 0.5%
1,600,000	Applied Materials, Inc.	31,072,000
Super-Regional Banks - 1.9%
394,440	PNC Bank Corp.	28,462,790
650,000	SunTrust Banks, Inc.	47,190,000
1,645,000	U.S. Bancorp	54,548,200
		130,200,990
Telecommunication Services - 0.5%
600,000	Embarq Corp.	31,752,000
Telephone - Integrated - 1.3%
900,000	CenturyTel, Inc.	39,645,000
2,850,000	Sprint Nextel Corp.	48,735,000
		88,380,000
Transportation - Railroad - 1.8%
1,850,000	Kansas City Southern*,#	71,576,500
930,000	Norfolk Southern Corp.#	48,034,500
		119,611,000
Transportation - Truck - 0.4%
930,000	J.B. Hunt Transport Services, Inc.#	25,779,600
Wireless Equipment - 0.9%
1,015,000	Motorola, Inc.	19,071,850
1,400,000	Telefonaktiebolaget LM Ericsson (ADR)	42,070,000
		61,141,850
Total Common Stock (cost $5,311,150,775)		6,278,182,446
Purchased Options - Puts - 0.3%
328,725 Russell Mid-Cap Value Index expires December 2007	exercise price $110.61	5,212,921
135,963 Russell Mid-Cap Value Index expires December 2007	exercise price $111.09	2,281,731
16,686 Russell Mid-Cap Value Index expires December 2007	exercise price $145.00**	5,109,253

Shares/Principal/Contract Amounts		Value
Purchased Options - Puts - (continued)
168,328 S&P Mid-Cap 400® Index expires December 2007	exercise price $870.00	$2,413,319
288,767 S&P Mid-Cap 400® Index expires December 2007	exercise price $898.02**	6,422,467
Total Purchased Options - Puts (premiums paid $40,470,091)		21,439,691
Money Markets - 6.5%
311,203,058	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	311,203,058
129,644,399	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	129,644,399
Total Money Markets (cost $440,847,457)		440,847,457
Other Securities - 8.5%
577,525,078	Allianz Dresdner Daily Asset Fund† (cost $577,525,078)	577,525,078
Total Investments (total cost $6,369,993,401) – 108.0%		7,317,994,672
Liabilities, net of Cash, Receivables and Other Assets – (8.0)%		(540,492,931)
Net Assets – 100%		$6,777,501,741

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$20,217,600	0.3%
Canada	147,818,900	2.0%
Cayman Islands	52,669,500	0.7%
Sweden	42,070,000	0.6%
United States††	7,055,218,672	96.4%
Total	$7,317,994,672	100.0%

††Includes Short-Term Securities and Other Securities (82.5% excluding Short-Term Securities and Other Securities)

Value
Schedule of Written Options - Puts
Russell Mid-Cap Value Index expires December 2007 8,343 contracts exercise price $130.00	$(377,938)
Russell Mid-Cap Value Index expires December 2007 230,107 contracts exercise price $993.22	(920,198)
Russell Mid-Cap Value Index expires December 2007 67,982 contracts exercise price $997.54	(287,156)
S&P Mid-Cap 400® Index expires December 2007 144,384 contracts exercise price $806.39	(732,893)
Total Written Options - Puts
(Premiums received $6,985,888)	$(2,318,185)

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 57

Janus Small Cap Value Fund (unaudited) (closed to new investors)

Ticker: JSCVX

Managed by
Perkins, Wolf, McDonnell
and Company, LLC

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Performance Overview

During the 12 months ended October 31, 2007, Janus Small Cap Value Fund's Investor Shares and Institutional Shares gained 10.77% and 11.06%, respectively, versus a gain of 2.05% for the Fund's benchmark, the Russell 2000® Value Index.

Last October, we remarked on the historically low volatility then present in the stock market, the difficulty managers were having competing with the Russell 2000® Value Index over the previous three or four years and how the combination of these two factors could lead to complacency and a temptation to take on too much risk. One year later and investors are no longer complacent, volatility is elevated and the stock market has experienced two separate declines, both of which benefited our relative performance as volatility provides the opportunity to improve our portfolio's risk/reward profile. The Fund's cash level remains little changed however, from a year ago and stands at around 9-11%. Even as we have been able to add to our current positions on weakness and initiate a number of new positions, we have also been disciplined in paring back and eliminating those stocks that reach our price objectives. There have been no dramatic shifts in our sector weights since our 2007 semiannual letter. We slightly increased our exposure to the information technology, consumer discretionary and financial sectors and slightly reduced exposure to materials. Stock selection and sector weights contributed equally to the Fund's relative out-performance.

Financials and Consumer Discretionary Sector Exposure

Small cap investors would have done well to avoid the financial and consumer discretionary sectors completely over the last 12 months as those two groups each experienced double digit declines. While we were underweight in both areas, the fact that our holdings fared better had a more positive influence than did our relative lack of exposure. In fact, as we've mentioned over the last year, we have been very slowly adding to small bank and thrift stocks during this weakness. Again, our focus has been on stocks approaching their one to three year lows, sporting current dividend yields of 3-6% and geographically located in areas less exposed to real estate bubbles, which therefore should have less portfolio risk, all else being equal. We reinitiated a position in Susquehanna Bancshares after the shares declined 20% or so from where we sold them in this year's first quarter, we participated in the IPO of KBW and took advantage of the issue's subsequent volatility by buying stock in the low to mid $20s and trimming stock in the mid to high $30s. Also, shortly after averaging down our cost in long-term holding First Charter Corp. this August, we were rewarded with a buyout offer from Fifth Third Bank at a 53% premium to the previous day's close. The strength in KBW, First Charter and Waddell & Reed Financial, one of the Fund's ten largest positions, compensated for weakness elsewhere. Old Republic International, another of our largest holdings, has fallen around 30% since July due to credit fears revolving around their title and mortgage guarantee business. Having owned the stock for the better part of the Fund's lifespan, we agreed the fears were warranted. However, we also understood that those businesses are less than half of the total business and that management tends to be extremely conservative. We have added to our position at prices below tangible book value, which we believe should continue, based on our experience, to reward us over the long term.

Where our additions to financials have been slow and somewhat steady over the past year, our additions to the consumer discretionary sector occurred more recently. We initiated positions in Skechers U.S.A. and Brown Shoe Co. in July and October, respectively. Also, we reinitiated a position in MarineMax in September. Each stock had fallen nearly 50% from their high, due to earnings disappointments and general consumer spending worries. We deemed those declines as overreactions and the company's balance sheets and free cash flow yields gave us comfort that if we're wrong our downside risk should be relatively limited as we look to longer-term reward. We have taken a cautious approach to the consumer discretionary sector over the last two plus years and remain slightly underweight and well diversified with only multi-year holding Wolverine World Wide making up more than 1.25% of assets and will try to take advantage of what is shaping up to be an unpredictable holiday season.

Energy and Materials Sector Exposure

Energy and materials stocks have been the best performers in the Index over the last year and we have been sellers of both, resulting in an underweight to materials and a reduced

58 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

overweight to energy. Within materials, the buyout of MacDermid that was announced in the third quarter of last year closed in the second quarter of 2007 and we eliminated our positions in Wausau Paper Corp., Ferro Corp. and Chemtura Corp. The Fund's lagging in materials was our only blemish from a sector attribution standpoint and was due, in large part, to not owning one stock in the benchmark that returned over 250%. Within energy, we eliminated our positions in Encore Acquisition Co., Newfield Exploration Co. and Quest Resource Corp. and pared back our other holdings to varying degrees as they approached and reached our targets. As evidenced by our overweight, we like the longer-term fundamentals of energy (exploration and production in particular), but have not been able to redeploy the cash from these sales at attractive risk/reward relationships given what we feel the stocks are worth based on our normalized commodity price assumptions.

Market Outlook

As we said in our 2007 semiannual letter, we plan to continue to take gains on stocks that approach and meet our objectives and where the risk/reward profile has deteriorated. Volatility has picked up and could remain off of historic lows for the intermediate term resulting in more opportunities. What hasn't changed from last year is the fact that small caps remain expensive relative to large caps. On a P/E basis, small stocks have traded at a premium to large stocks for almost four years. Even as small caps have underperformed large caps over the last year, that premium remains as high as it has been due to an even greater decline in the small cap's earnings growth rates. It might end up that small caps are pricing in more "bad news" and those premiums will persist, but it could also mean that we could see multiple contractions toward their historical norms. In any case, we will continue to look for value where we can find it. Most recently, it's been in larger small cap stocks, out-of-favor financials and "fallen growth" stocks in the technology, health care and consumer areas. This is the disciplined approach that we have always taken and has resulted in consistent absolute returns and superior long-term relative returns particularly when our portion of the market is out of favor.

Thank you for your continued investment in Janus Small Cap Value Fund.

Janus Small Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Kansas City Southern	0.94%
UAP Holding Corp.	0.85%
Lubrizol Corp.	0.80%
Waddell & Reed Financial, Inc. - Class A	0.75%
Forest Oil Corp.	0.68%

5 Largest Detractors to Performance – Holdings

Contribution
Old Republic International Corp.	(1.11)%
Edge Petroleum Corp.	(0.80)%
Tuesday Morning Corp.	(0.46)%
First Financial Bancorp	(0.42)%
Celadon Group, Inc.	(0.42)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Industrials	3.27%	18.60%	12.00%
Energy	2.75%	13.38%	4.68%
Information Technology	2.00%	13.79%	13.33%
Health Care	1.55%	7.05%	4.78%
Materials	1.48%	5.21%	6.40%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Consumer Discretionary	(0.88)%	10.36%	14.81%
Utilities	0.00%	0.00%	5.35%
Other*	0.01%	0.02%	0.00%
Financials	0.28%	26.47%	33.49%
Telecommunication Services	0.60%	0.76%	1.52%

*Industry not classified by Global Classification Standard.

Janus Core, Risk-Managed and Value Funds October 31, 2007 59

Janus Small Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

Kansas City Southern Transportation - Railroad	3.3%
Casey's General Stores, Inc. Retail - Convenience Stores	2.6%
UAP Holding Corp. Agricultural Chemicals	2.5%
Old Republic International Corp. Multi-Line Insurance	2.4%
Waddell & Reed Financial, Inc. - Class A Investment Management and Advisory Services	2.1%
12.9%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

60 Janus Core, Risk-Managed and Value Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007							Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Small Cap Value Fund(1)
Investor Shares	10.77%		16.57%		12.13%		1.05%	1.05%
Institutional Shares	11.06%		16.82%		12.44%		1.01%	0.84%
Russell 2000® Value Index	2.05%		18.60%		10.49%
Lipper Quartile	2	nd	3	rd	1	st
Lipper Ranking - based on total return for Small-Cap Core Funds	308/747		331/454		19/159

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2008. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Services LLC are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Small Cap Value Fund - Investor Shares are those of Berger Small Cap Value Fund – Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund - Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Janus Small Cap Value Fund - Institutional Shares are those of Berger Small Cap Value Fund - Institutional Shares for the periods prior to April 21, 2003.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor Share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

Due to certain investment strategies, the Fund may have an increased position in cash.

*The Fund's ten-year Lipper ranking is not available.

(1) Closed to new investors.

Janus Core, Risk-Managed and Value Funds October 31, 2007 61

Janus Small Cap Value Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,025.40	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14
Expense Example - Institutional Shares	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,026.60	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*Expenses are equal to the annualized expense ratio of 1.01% for Investor Shares and 0.80% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Services for Institutional Shares.

62 Janus Core, Risk-Managed and Value Funds October 31, 2007

Janus Small Cap Value Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 90.4%
Agricultural Chemicals - 2.5%
1,250,000	UAP Holding Corp.#	$39,787,500
Apparel Manufacturers - 1.1%
800,000	Carter's, Inc.*,#	17,664,000
Automotive - Medium and Heavy Duty Trucks - 0.3%
435,777	A.S.V., Inc.*,#	5,072,444
Automotive - Truck Parts and Equipment - Original - 0.4%
490,000	Spartan Motors, Inc.#	6,879,600
Building - Heavy Construction - 0.7%
425,000	Sterling Construction Company, Inc.*	10,565,500
Chemicals - Plastics - 0.3%
300,000	Spartech Corp.	4,611,000
Chemicals - Specialty - 1.3%
300,000	Lubrizol Corp.	20,364,000
Coal - 0.5%
210,000	Arch Coal, Inc.	8,610,000
Commercial Banks - 8.5%
1,721,221	F.N.B. Corp.#	28,606,693
1,000,000	First Charter Corp.	30,299,999
740,000	First Financial Bancorp#	8,695,000
500,000	First Midwest Bancorp, Inc.	16,840,000
1,215,000	Old National Bancorp#	20,302,650
850,000	South Financial Group, Inc.	17,561,000
600,000	Susquehanna Bancshares, Inc.#	12,102,000
		134,407,342
Commercial Services - 0.5%
797,500	ICT Group, Inc.*	8,708,700
Computer Services - 0.5%
315,000	SRA International, Inc.*	8,649,900
Computers - Integrated Systems - 0.4%
150,000	Diebold, Inc.	6,276,000
Consulting Services - 1.2%
150,000	MAXIMUS, Inc.	7,188,000
900,000	Navigant Consulting, Inc.*,#	11,862,000
		19,050,000
Data Processing and Management - 1.1%
350,000	Global Payments, Inc.	16,646,000
Decision Support Software - 0.8%
950,000	Wind River Systems, Inc.*	11,884,500
Distribution/Wholesale - 1.1%
425,000	Tech Data Corp.*	16,715,250
Diversified Operations - 1.5%
225,000	A.O. Smith Corp.	8,412,750
1,150,000	Federal Signal Corp.	15,398,500
		23,811,250
Electric Products - Miscellaneous - 0.8%
422,500	Littelfuse, Inc.*	13,448,175
Electronic Components - Miscellaneous - 0.8%
1,020,000	Vishay Intertechnology, Inc.*	12,841,800
Electronic Components - Semiconductors - 2.4%
640,500	DSP Group, Inc.*	10,113,495
850,000	QLogic Corp.*	13,200,500
219,800	Semtech Corp.*	3,760,778
350,000	SiRF Technology Holdings, Inc.*,#	10,433,500
		37,508,273

Shares or Principal Amount		Value
Electronic Measuring Instruments - 0.6%
450,000	Orbotech, Ltd. (U.S. Shares)*	$9,315,000
Engineering - Research and Development Services - 1.2%
300,000	URS Corp.*	18,543,000
Enterprise Software/Services - 0.7%
110,000	Microstrategy, Inc.*	10,816,300
E-Services/Consulting - 0.5%
400,000	Websense, Inc.*	7,360,000
Fiduciary Banks - 1.2%
650,000	Boston Private Financial Holdings, Inc.#	18,694,000
Finance - Investment Bankers/Brokers - 1.6%
840,000	KBW, Inc.*,#	25,443,600
Food - Retail - 1.4%
675,000	Ruddick Corp.	22,950,000
Footwear and Related Apparel - 2.9%
525,000	Skechers U.S.A., Inc. - Class A*	12,909,750
1,260,000	Wolverine World Wide, Inc.#	32,306,400
		45,216,150
Industrial Automation and Robotics - 0.9%
825,000	Cognex Corp.	14,833,500
Instruments - Scientific - 1.2%
675,000	PerkinElmer, Inc.	18,576,000
Internet Infrastructure Equipment - 0.6%
325,000	Avocent Corp.*	8,784,750
Internet Infrastructure Software - 0.5%
600,000	RADVision, Ltd. (U.S. Shares)	7,836,000
Internet Security - 0.3%
386,228	SonicWALL, Inc.*	3,993,598
Investment Management and Advisory Services - 2.1%
1,000,000	Waddell & Reed Financial, Inc. - Class A	33,220,000
Lasers - Systems and Components - 0.7%
125,500	Cymer, Inc.*	5,333,750
250,000	Electro Scientific Industries, Inc.*	5,455,000
		10,788,750
Life and Health Insurance - 1.4%
500,000	Protective Life Corp.	21,435,000
Machinery - Electrical - 0.3%
110,000	Regal-Beloit Corp.	5,394,400
Machinery - General Industrial - 1.9%
800,000	Albany International Corp. - Class A#	30,000,000
Medical - Generic Drugs - 1.3%
900,000	Perrigo Co.	21,339,000
Medical Imaging Systems - 0.5%
460,880	Vital Images, Inc.*,#	8,088,444
Medical Instruments - 0.6%
500,000	AngioDynamics, Inc.*	10,000,000
Medical Laser Systems - 0.4%
375,000	LCA-Vision, Inc.#	6,401,250
Medical Products - 0.6%
500,000	PSS World Medical, Inc.*	10,100,000
Medical Sterilization Products - 1.0%
550,000	Steris Corp.	15,972,000
Metal Processors and Fabricators - 1.5%
450,000	Kaydon Corp.#	24,205,500

See Notes to Schedules of Investments and Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 63

Janus Small Cap Value Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Multi-Line Insurance - 2.4%
2,500,000	Old Republic International Corp.	$38,325,000
Office Furnishings - Original - 0.9%
315,000	HNI Corp.	13,658,400
Oil Companies - Exploration and Production - 6.0%
100,000	Bill Barrett Corp.*,#	4,680,000
300,000	Bois d'Arc Energy, Inc.*	6,582,000
1,379,360	Edge Petroleum Corp.*,#,£	12,524,589
475,000	Forest Oil Corp.*	23,080,250
1,100,000	Petrohawk Energy Corp.*	20,350,000
720,000	PetroQuest Energy, Inc.*	9,288,000
425,000	St. Mary Land & Exploration Co.	18,003,000
		94,507,839
Oil Field Machinery and Equipment - 1.0%
259,000	Lufkin Industries, Inc.	15,400,140
Paper and Related Products - 2.4%
1,100,000	Glatfelter	17,677,000
175,000	Potlatch Corp.	8,340,500
250,000	Rayonier, Inc.	12,072,500
		38,090,000
Physician Practice Management - 0.4%
250,000	Matria Healthcare, Inc.*,#	6,420,000
Pipelines - 2.7%
250,000	Magellan Midstream Partners L.P.#	10,525,000
603,800	Regency Energy Partners L.P.#	19,170,650
300,000	Williams Partners L.P.#	13,725,000
		43,420,650
Property and Casualty Insurance - 0.6%
175,000	RLI Corp.#	10,179,750
Publishing - Books - 0.6%
250,000	Scholastic Corp.*,#	9,895,000
Publishing - Newspapers - 1.2%
1,200,000	Lee Enterprises, Inc.	19,260,000
Radio - 0.7%
589,545	Entercom Communications Corp.#	10,936,060
REIT - Manufactured Homes - 1.0%
325,000	Equity Lifestyle Properties, Inc.#	16,328,000
REIT - Mortgages - 0.3%
200,000	Redwood Trust, Inc.	5,270,000
REIT - Office Property - 0.3%
210,000	BioMed Realty Trust, Inc.	5,016,900
REIT - Warehouse and Industrial - 0.9%
300,000	EastGroup Properties, Inc.	14,304,000
Resorts and Theme Parks - 1.0%
650,000	Cedar Fair L.P.#	15,977,000
Retail - Apparel and Shoe - 1.8%
400,000	Brown Shoe Company, Inc.	8,160,000
700,000	Charming Shoppes, Inc.*	5,194,000
945,000	Christopher & Banks Corp.#	12,965,400
171,000	Foot Locker, Inc.	2,546,190
		28,865,590
Retail - Convenience Stores - 2.6%
1,450,000	Casey's General Stores, Inc.#	41,325,000
Retail - Discount - 0.5%
1,045,000	Tuesday Morning Corp.	7,962,900

Shares or Principal Amount		Value
Retail - Leisure Products - 0.6%
675,000	MarineMax, Inc.*	$9,612,000
Retail - Propane Distribution - 0.8%
350,000	Inergy L.P.#	12,208,000
Retail - Restaurants - 0.3%
327,000	Steak n Shake Co.*,#	4,954,050
Savings/Loan/Thrifts - 3.2%
350,000	Dime Community Bancshares	5,036,500
1,100,000	First Niagara Financial Group, Inc.	14,520,000
1,000,000	Flushing Financial Corp.£	17,000,000
850,000	Provident Financial Services, Inc.	13,464,000
		50,020,500
Semiconductor Components/Integrated Circuits - 0%
119,000	Actions Semiconductor Company, Ltd. (ADR)*	595,000
Telecommunication Services - 1.3%
525,000	Harris Stratex Networks, Inc. - Class A*	10,038,000
650,000	Premiere Global Services, Inc.*	10,712,000
		20,750,000
Transportation - Railroad - 3.3%
1,339,000	Kansas City Southern*,#	51,805,910
Transportation - Truck - 1.0%
800,000	Heartland Express, Inc.#	11,152,000
305,000	Saia, Inc.*	4,297,450
		15,449,450
Total Common Stock (cost $1,175,479,592)		1,433,344,615
Money Markets - 9.0%
141,383,540	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	141,383,540
942,500	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	942,500
Total Money Markets (cost $142,326,040)		142,326,040
Other Securities - 13.3%
210,558,775	Allianz Dresdner Daily Asset Fund† (cost $210,558,775)	210,558,775
Total Investments (total cost $1,528,364,407) – 112.7%		1,786,229,430
Liabilities, net of Cash, Receivables and Other Assets – (12.7)%		(200,583,907)
Net Assets – 100%		$1,585,645,523

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Cayman Islands	$595,000	0.0%
Israel	17,151,000	1.0%
United States††	1,768,483,430	99.0%
Total	$1,786,229,430	100.0%

††Includes Short-Term Securities and Other Securities (79.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
64 Janus Core, Risk-Managed and Value Funds October 31, 2007

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Janus Core, Risk-Managed and Value Funds October 31, 2007 65

Statements of Assets and Liabilities

As of October 31, 2007 (all numbers in thousands except net asset value per share)	Janus Balanced Fund	Janus Contrarian Fund		Janus Fundamental Equity Fund	Janus Growth and Income Fund
Assets:
Investments at cost(1)	$2,742,273	$6,753,901		$920,987	$5,755,161
Investments at value(1)	$3,185,057	$9,016,903		$1,130,209	$7,103,255
Affiliated money market investments	79,384	134,142		42,105	228,400
Cash	572	412		–	3,687
Restricted cash (Note 1)	–	61,660		1,460	9,620
Swap contract receivable	–	–		2,944	17,105
Receivables:
Investments sold	12,788	26,766		35,045	150,998
Fund shares sold	1,259	11,192		591	1,976
Dividends	1,534	4,972		800	12,051
Interest	14,638	1,172		157	534
Non-interested Trustees' deferred compensation	40	121		16	102
Other assets	49	121		17	101
Total Assets	3,295,321	9,257,461		1,213,344	7,527,829
Liabilities:
Payables:
Options written, at value(2)	–	1,529		513	–
Collateral for securities loaned (Note 1)	491,704	603,059		66,705	396,983
Swap contract	–	–		832	4,084
Due to Custodian	–	–		639	–
Investments purchased	9,607	164,970		21	–
Fund shares repurchased	3,480	8,676		502	6,013
Dividends and distributions	39	10		–	2
Advisory fees	1,272	5,054		569	3,671
Transfer agent fees and expenses	538	1,523		232	1,332
Administrative services fees	N/A	N/A		N/A	N/A
Non-interested Trustees' fees and expenses	15	27		7	32
Non-interested Trustees' deferred compensation fees	40	121		16	102
Foreign tax liability	–	6,711		–	2,418
Accrued expenses	125	436		120	582
Forward currency contracts	2,046	13,137		261	4,716
Total Liabilities	508,866	805,253		70,417	419,935
Net Assets	$2,786,455	$8,452,208		$1,142,927	$7,107,894
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,180,595	$5,791,026		$806,239	$4,896,912
Undistributed net investment income/(loss)*	9,122	22,724		4,534	17,485
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	76,597	258,428		78,544	614,393
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	520,141	2,380,030	(3)	253,610	1,579,104	(3)
Total Net Assets	$2,786,455	$8,452,208		$1,142,927	$7,107,894
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,195	398,956		37,751	160,801
Net Asset Value Per Share	$27.00	$21.19		$30.28	$44.20
Net Assets - Investor Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share
Net Assets - Institutional Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share

*  See Note 4 in Notes to Financial Statements.

(1)  Investments at cost and value include $481,130,277, $585,017,269, $64,805,200, $380,295,001, $2,825,069, $559,784,877 and $204,344,861 of securities loaned for Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively (Note 1).

(2)  Includes premiums of $4,227,373, $1,477,510 and $6,985,888 on written options for Janus Contrarian Fund, Janus Fundamental Equity Fund and Janus Mid Cap Value Fund, respectively.

(3)  Net of foreign taxes on investments of $6,710,763 and $2,417,838 for Janus Contrarian Fund and Janus Growth and Income Fund, respectively.

See Notes to Financial Statements.
66 Janus Core, Risk-Managed and Value Funds October 31, 2007

As of October 31, 2007 (all numbers in thousands except net asset value per share)	INTECH Risk-Managed Stock Fund	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Assets:
Investments at cost(1)	$443,312	$6,369,993	$1,528,364
Investments at value(1)	$513,932	$6,877,148	$1,643,903
Affiliated money market investments	–	440,847	142,326
Cash	–	971	1,033
Restricted cash (Note 1)	–	–	–
Swap contract receivable	–	–	–
Receivables:
Investments sold	10,170	146,054	20,958
Fund shares sold	83	4,541	468
Dividends	460	6,242	1,489
Interest	1	1,920	707
Non-interested Trustees' deferred compensation	7	97	23
Other assets	292	109	26
Total Assets	524,945	7,477,929	1,810,933
Liabilities:
Payables:
Options written, at value(2)	–	2,318	–
Collateral for securities loaned (Note 1)	2,914	577,525	210,559
Swap contract	–	–	–
Due to Custodian	1,241	–	–
Investments purchased	6,910.	108,734	10,934
Fund shares repurchased	639	6,263	2,454
Dividends and distributions	–	–	–
Advisory fees	159	3,842	974
Transfer agent fees and expenses	123	1,123	163
Administrative services fees	22	287	69
Non-interested Trustees' fees and expenses	5	38	12
Non-interested Trustees' deferred compensation fees	7	97	23
Foreign tax liability	–	–	–
Accrued expenses	88	200	99
Forward currency contracts	–	–	–
Total Liabilities	12,108	700,427	225,287
Net Assets	$512,837	$6,777,502	$1,585,646
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$398,070	$5,041,254	$1,080,949
Undistributed net investment income/(loss)*	4,794	65,305	18,392
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	39,352	718,254	228,435
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	70,621	952,689	257,870
Total Net Assets	$512,837	$6,777,502	$1,585,646
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,510
Net Asset Value Per Share	$17.38
Net Assets - Investor Shares		$5,892,209	$813,857
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		221,810	29,167
Net Asset Value Per Share		$26.56	$27.90
Net Assets - Institutional Shares		$885,293	$771,789
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)		33,170	27,372
Net Asset Value Per Share		$26.69	$28.20

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 67

Statements of Operations

For the fiscal year ended October 31, 2007 (all numbers in thousands)	Janus Balanced Fund	Janus Contrarian Fund	Janus Fundamental Equity Fund	Janus Growth and Income Fund
Investment Income:
Interest	$49,016	$4	$–	$17
Securities lending income	1,599	8,087	316	1,275
Dividends	27,816	70,947	13,472	188,537
Dividends from affiliates	3,586	9,242	859	4,672
Foreign tax withheld	(944)	(3,082)	(267)	(2,567)
Total Investment Income	81,073	85,198	14,380	191,934
Expenses:
Advisory fees	14,199	45,726	6,391	41,691
Transfer agent fees and expenses	5,525	13,226	2,368	14,345
Registration fees	71	287	46	65
Postage and mailing expenses	214	713	154	723
Custodian fees	73	638	48	530
Professional fees	24	32	20	30
Non–interested Trustees' fees and expenses	86	209	39	216
Printing expenses	251	751	204	804
Administrative services fees	N/A	N/A	N/A	N/A
Other expenses	133	160	64	255
Non-recurring costs (Note 2)	–	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	20,576	61,742	9,334	58,659
Expense and Fee Offset	(148)	(466)	(69)	(410)
Net Expenses	20,428	61,276	9,265	58,249
Less: Excess Expense Reimbursement	–	–	–	–
Net Expenses after Expense Reimbursement	20,428	61,276	9,265	58,249
Net Investment Income/(Loss)	60,645	23,922	5,115	133,685
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	186,576	459,419	79,540	669,414
Net realized gain/(loss) from futures contracts	–	–	–	–
Net realized gain/(loss) from options contracts	–	8,366	331	764
Net realized gain/(loss) from swap contracts	–	–	34	212
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	112,269	1,348,396 (1)	107,998	443,645 (1)
Payment from affiliate (Note 2)	13	134	10	24
Net Gain/(Loss) on Investments	298,858	1,816,315	187,913	1,114,059
Net Increase/(Decrease) in Net Assets Resulting from Operations	$359,503	$1,840,237	$193,028	$1,247,744

(1)  Net of foreign taxes on investments of $6,710,763 and $2,417,838 for Janus Contrarian Fund and Janus Growth and Income Fund, respectively.

See Notes to Financial Statements.
68 Janus Core, Risk-Managed and Value Funds October 31, 2007

For the fiscal year ended October 31, 2007 (all numbers in thousands)	INTECH Risk-Managed Stock Fund	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Investment Income:
Interest	$66	$110	$20
Securities lending income	18	1,572	1,453
Dividends	9,012	135,741	28,443
Dividends from affiliates	974	21,114	8,582
Foreign tax withheld	–	(114)	–
Total Investment Income	10,070	158,423	38,498
Expenses:
Advisory fees	2,176	38,797	12,859
Transfer agent fees and expenses	1,248	13,629	3,547
Registration fees	46	224	85
Postage and mailing expenses	97	305	103
Custodian fees	29	82	45
Professional fees	36	34	33
Non–interested Trustees' fees and expenses	23	223	58
Printing expenses	127	418	166
Administrative services fees	272	3,377	903
Other expenses	161	224	102
Non-recurring costs (Note 2)	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–
Total Expenses	4,215	57,313	17,901
Expense and Fee Offset	(40)	(298)	(149)
Net Expenses	4,175	57,015	17,752
Less: Excess Expense Reimbursement	–	(381)	(1,447)
Net Expenses after Expense Reimbursement	4,175	56,634	16,305
Net Investment Income/(Loss)	5,895	101,789	22,193
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	39,597	713,735	225,622
Net realized gain/(loss) from futures contracts	1,508	–	–
Net realized gain/(loss) from options contracts	–	(498)	–
Net realized gain/(loss) from swap contracts	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	13,256	150,816	(59,019)
Payment from affiliate (Note 2)	7	24	6
Net Gain/(Loss) on Investments	54,368	864,077	166,609
Net Increase/(Decrease) in Net Assets Resulting from Operations	$60,263	$965,866	$188,802

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 69

Statements of Changes in Net Assets

For the fiscal years ended October 31	Janus Balanced Fund		Janus Contrarian Fund		Janus Fundamental Equity Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$60,645	$46,295	$23,922	$49,378	$5,115	$4,688
Net realized gain/(loss) from investment and foreign currency transactions	186,576	158,900	459,419	462,282	79,540	75,801
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	–	–	8,366	(459)	331	–
Net realized gain/(loss) from swap contracts	–	–	–	–	34	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	112,269	108,343	1,348,396	219,385	107,998	35,646
Payment from affiliate (Note 2)	13	61	134	15	10	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	359,503	313,599	1,840,237	730,601	193,028	116,136
Dividends and Distributions to Shareholders:
Net investment income*	(58,467)	(46,407)	(49,011)	(7,685)	(4,601)	(2,545)
Net realized gain/(loss) from investment transactions*	–	–	(430,951)	(37,165)	(1,001)	–
Net (Decrease) from Dividends and Distributions	(58,467)	(46,407)	(479,962)	(44,850)	(5,602)	(2,545)
Capital Share Transactions:
Shares sold	467,440	251,997	3,954,382	1,087,962	195,559	488,915
Redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	57,665	45,658	469,017	43,903	5,486	2,455
Shares repurchased	(517,923)	(593,917)	(1,334,395)	(721,011)	(263,859)	(307,535)
Net Increase/(Decrease) from Capital Share Transactions	7,182	(296,262)	3,089,004	410,854	(62,814)	183,835
Net Increase/(Decrease) in Net Assets	308,218	(29,070)	4,449,279	1,096,605	124,612	297,426
Net Assets:
Beginning of period	2,478,237	2,507,307	4,002,929	2,906,324	1,018,315	720,889
End of period	$2,786,455	$2,478,237	$8,452,208	$4,002,929	$1,142,927	$1,018,315
Undistributed net investment income/(loss)*	$9,122	$6,945	$22,724	$47,702	$4,534	$3,992

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
70 Janus Core, Risk-Managed and Value Funds October 31, 2007

For the fiscal years ended October 31	Janus Growth and Income Fund		INTECH Risk-Managed Stock Fund
(all numbers in thousands)	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$133,685	$126,803	$5,895	$3,499
Net realized gain/(loss) from investment and foreign currency transactions	669,414	451,415	39,597	24,487
Net realized gain/(loss) from futures contracts	–	–	1,508	441
Net realized gain/(loss) from options contracts	764	–	–	–
Net realized gain/(loss) from swap contracts	212	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	443,645	84,529	13,256	28,593
Payment from affiliate (Note 2)	24	5	7	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,247,744	662,752	60,263	57,020
Dividends and Distributions to Shareholders:
Net investment income*	(107,846)	(96,014)	(3,639)	(3,348)
Net realized gain/(loss) from investment transactions*	–	–	(26,902)	(19,387)
Net (Decrease) from Dividends and Distributions	(107,846)	(96,014)	(30,541)	(22,735)
Capital Share Transactions:
Shares sold	628,863	1,479,788	140,109	180,936
Redemption fees	N/A	N/A	80	55
Reinvested dividends and distributions	105,416	93,503	30,089	22,377
Shares repurchased	(1,547,100)	(1,094,153)	(185,745)	(118,285)
Net Increase/(Decrease) from Capital Share Transactions	(812,821)	479,138	(15,467)	85,083
Net Increase/(Decrease) in Net Assets	327,077	1,045,876	14,255	119,368
Net Assets:
Beginning of period	6,780,817	5,734,941	498,582	379,214
End of period	$7,107,894	$6,780,817	$512,837	$498,582
Undistributed net investment income/(loss)*	$17,485	$22,569	$4,794	$2,538

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 71

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31 (all numbers in thousands)	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$101,789	$97,539	$22,193	$32,389
Net realized gain/(loss) from investment and foreign currency transactions	713,735	394,846	225,622	308,738
Net realized gain/(loss) from options contracts	(498)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	150,816	382,219	(59,019)	(38,514)
Payment from affiliate (Note 2)	24	2	6	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	965,866	874,606	188,802	302,616
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(65,897)	(44,875)	(16,023)	(12,646)
Institutional Shares	(14,793)	(9,171)	(14,570)	(13,292)
Net realized gain from investment transactions*
Investor Shares	(339,400)	(338,149)	(171,007)	(186,826)
Institutional Shares	(69,308)	(60,135)	(140,006)	(165,355)
Net Decrease from Dividends and Distributions	(489,398)	(452,330)	(341,606)	(378,119)
Capital Share Transactions:
Shares sold
Investor Shares	1,338,601	1,506,032	99,977	166,714
Institutional Shares	141,235	297,008	120,930	122,109
Reinvested dividends and distributions
Investor Shares	390,397	368,965	180,152	179,568
Institutional Shares	81,872	67,559	148,742	169,560
Shares repurchased
Investor Shares	(1,414,342)	(1,231,742)	(533,685)	(494,047)
Institutional Shares	(486,223)	(103,713)	(354,565)	(515,328)
Net Increase/(Decrease) from Capital Share Transactions	51,540	904,109	(338,449)	(371,424)
Net Increase/(Decrease) in Net Assets	528,008	1,326,385	(491,253)	(446,927)
Net Assets:
Beginning of period	6,249,494	4,923,109	2,076,899	2,523,826
End of period	$6,777,502	$6,249,494	$1,585,646	$2,076,899
Undistributed net investment income/(loss)*	$65,305	$61,188	$18,392	$30,593

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
72 Janus Core, Risk-Managed and Value Funds October 31, 2007

Financial Highlights

For a share outstanding during	Janus Balanced Fund
each fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$24.07		$21.62		$20.33		$19.34		$18.08
Income from Investment Operations:
Net investment income/(loss)	.59		.43		.42		.38		.38
Net gain/(loss) on securities (both realized and unrealized)	2.91		2.45		1.28		.99		1.28
Total from Investment Operations	3.50		2.88		1.70		1.37		1.66
Less Distributions and Other:
Dividends (from net investment income)*	(.57)		(.43)		(.41)		(.38)		(.40)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	(1)	–
Total Distributions and Other	(.57)		(.43)		(.41)		(.38)		(.40)
Net Asset Value, End of Period	$27.00		$24.07		$21.62		$20.33		$19.34
Total Return	14.73	%(2)	13.41	%(2)	8.43	%(2)	7.11	%(2)	9.34%
Net Assets, End of Period (in thousands)	$2,786,455		$2,478,237		$2,507,307		$2,849,423		$3,928,565
Average Net Assets for the Period (in thousands)	$2,593,935		$2,499,295		$2,720,829		$3,234,587		$4,004,101
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.79%		0.82%		0.80%		0.87%		0.89%
Ratio of Net Expenses to Average Net Assets(3)	0.79%		0.81%		0.79%		0.87%		0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.34%		1.85%		1.93%		1.82%		2.00%
Portfolio Turnover Rates	60%		50%		47%		45%		73%
For a share outstanding during	Janus Contrarian Fund
each fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$17.44		$14.20		$11.74		$9.97		$6.95
Income from Investment Operations:
Net investment income/(loss)	.06		.21		.05		.01		–
Net gain/(loss) on securities (both realized and unrealized)	5.71		3.25		2.44		1.76		3.03
Total from Investment Operations	5.77		3.46		2.49		1.77		3.03
Less Distributions and Other:
Dividends (from net investment income)*	(.21)		(.04)		(.03)		–		(.01	)(5)
Distributions (from capital gains)*	(1.81)		(.18)		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	(1)	–
Total Distributions and Other	(2.02)		(.22)		(.03)		–		(.01)
Net Asset Value, End of Period	$21.19		$17.44		$14.20		$11.74		$9.97
Total Return	36.17	%(2)	24.60	%(2)	21.19	%(2)	17.75	%(2)	43.57%
Net Assets, End of Period (in thousands)	$8,452,208		$4,002,929		$2,906,324		$2,383,959		$2,498,836
Average Net Assets for the Period (in thousands)	$6,378,807		$3,511,568		$2,716,329		$2,497,342		$1,862,723
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.97%		0.95%		0.93%		0.98%		1.02%
Ratio of Net Expenses to Average Net Assets(3)	0.96%		0.94%		0.93%		0.98%		1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.38%		1.41%		0.45%		0.07%		(0.17)%
Portfolio Turnover Rates	28%		39%		42%		30%		44%

*  See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(5)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 73

Financial Highlights (continued)

For a share outstanding during	Janus Fundamental Equity Fund
each fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$25.43		22.15		$18.78		$17.04		$14.99
Income from Investment Operations:
Net investment income/(loss)	.14		.11		.11		.05		.07
Net gain/(loss) on securities (both realized and unrealized)	4.85		3.24		3.34		1.75		2.09
Total from Investment Operations	4.99		3.35		3.45		1.80		2.16
Less Distributions and Other:
Dividends (from net investment income)*	(.11)		(.07)		(.08)		(.06)		(.11)
Distributions (from capital gains)*	(.03)		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–		–
Total Distributions and Other	(.14)		(.07)		(.08)		(.06)		(.11)
Net Asset Value, End of Period	$30.28		$25.43		$22.15		$18.78		$17.04
Total Return	19.71	%(2)	15.15	%(2)	18.44	%(3)	10.61%		14.54%
Net Assets, End of Period (in thousands)	$1,142,927		$1,018,315		$720,889		$613,269		$707,852
Average Net Assets for the Period (in thousands)	$1,067,882		$955,696		$652,913		$653,639		$708,023
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.87%		0.92%		0.90%		0.97%		0.97%
Ratio of Net Expenses to Average Net Assets(4)	0.87%		0.91%		0.89%		0.97%		0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.48%		0.49%		0.50%		0.24%		0.40%
Portfolio Turnover Rates	33%		46%		74%		58%		77%
For a share outstanding during	Janus Growth and Income Fund
each fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$37.36		$33.97		$29.29		$27.12		$23.70
Income from Investment Operations:
Net investment income/(loss)	.63		.61		.24		.07		.17
Net gain/(loss) on securities (both realized and unrealized)	6.86		3.30		4.66		2.17		3.43
Total from Investment Operations	7.49		3.91		4.90		2.24		3.60
Less Distributions and Other:
Dividends (from net investment income)*	(.65)		(.52)		(.22)		(.07)		(.18)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	(1)	–
Total Distributions and Other	(.65)		(.52)		(.22)		(.07)		(.18)
Net Asset Value, End of Period	$44.20		$37.36		$33.97		$29.29		$27.12
Total Return	20.22	%(2)	11.56	%(2)	16.79	%(2)	8.28	%(2)	15.20%
Net Assets, End of Period (in thousands)	$7,107,894		$6,780,817		$5,734,941		$5,177,210		$6,003,140
Average Net Assets for the Period (in thousands)	$6,738,311		$6,677,364		$5,454,668		$5,568,170		$5,715,041
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.87%		0.89%		0.88%		0.92%		0.91%
Ratio of Net Expenses to Average Net Assets(4)	0.86%		0.88%		0.87%		0.92%		0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.98%		1.90%		0.68%		0.24%		0.67%
Portfolio Turnover Rates	54%		50%		38%		41%		50%

*  See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

See Notes to Financial Statements.
74 Janus Core, Risk-Managed and Value Funds October 31, 2007

For a share outstanding during	INTECH Risk-Managed Stock Fund
each fiscal year or period ended October 31	2007		2006	2005	2004		2003(1)
Net Asset Value, Beginning of Period	$16.46		$15.28	$13.98	$12.44		$10.00
Income from Investment Operations:
Net investment income/(loss)	.20		.12	.12	.08		.01
Net gain/(loss) on securities (both realized and unrealized)	1.71		1.96	1.89	1.75		2.43
Total from Investment Operations	1.91		2.08	2.01	1.83		2.44
Less Distributions and Other:
Dividends (from net investment income)*	(.12)		(.13)	(.08)	(.03)		–
Distributions (from capital gains)*	(.87)		(.77)	(.63)	(.26)		–
Redemption fees	–	(2)	– (2)	– (2)	–	(2)	–	(2)
Payment from affiliate	–	(3)	–	–	–		–
Total Distributions and Other	(.99)		(.90)	(.71)	(.29)		–
Net Asset Value, End of Period	$17.38		$16.46	$15.28	$13.98		$12.44
Total Return**	12.11	%(4)	14.10%	14.79%	15.06%		24.40%
Net Assets, End of Period (in thousands)	$512,837		$498,582	$379,214	$181,903		$88,936
Average Net Assets for the Period (in thousands)	$543,933		$433,127	$308,431	$129,518		$50,912
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.77%		0.91%	0.89%	0.69	%(7)	1.13	%(7)
Ratio of Net Expenses to Average Net Assets***(5)	0.77%		0.90%	0.88%	0.69%		1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.08%		0.81%	0.92%	0.72%		0.24%
Portfolio Turnover Rates***	109%		108%	81%	71%		39%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period February 28, 2003 (inception date) through October 31, 2003.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the period or year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(7)  The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 75

Financial Highlights - Investor Shares

For a share outstanding during each fiscal year ended October 31, 2007, 2006, 2005 and 2004, the six-month fiscal period ended October 31, 2003	Janus Mid Cap Value Fund(1)
and the seven-month fiscal period ended April 30, 2003	2007	2006	2005	2004	2003	2003
Net Asset Value, Beginning of Period	$24.87	$23.24	$22.22	$18.94	$15.15	$13.71

Income from Investment Operations:

Net investment income/(loss)	.32		.37		.14		.10		.03	.03
Net gain/(loss) on securities (both realized and unrealized)	3.30		3.33		2.89		3.28		3.76	1.44
Total from Investment Operations	3.62		3.70		3.03		3.38		3.79	1.47
Less Distributions and Other:
Dividends (from net investment income)*	(.31)		(.24)		(.08)		(.10)		–	(.03)
Distributions (from capital gains)*	(1.62)		(1.83)		(1.93)		–		–	–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(1.93)		(2.07)		(2.01)		(.10)		–	(.03)
Net Asset Value, End of Period	$26.56		$24.87		$23.24		$22.22		$18.94	$15.15
Total Return**	15.38	%(3)	16.88	%(3)	14.26	%(4)	17.92	%(3)	25.02%	10.73%
Net Assets, End of Period (in thousands)	$5,892,209		$5,181,449		$4,188,183		$2,978,875		$1,494,209	$1,033,772
Average Net Assets for the Period (in thousands)	$5,710,028		$4,806,698		$3,797,215		$2,244,533		$1,262,496	$962,030
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.86%		0.93%		0.93%		0.94%		1.08%	1.14	%(7)(8)
Ratio of Net Expenses to Average Net Assets***(5)	0.85%		0.93%		0.92%		0.94%		1.08%	1.14	%(7)(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.49%		1.69%		0.67%		0.56%		0.45%	0.44%
Portfolio Turnover Rates***	95%		95%		86%		91%		97%	94%
For a share outstanding during each fiscal year ended October 31, 2007, 2006, 2005 and 2004, the six-month fiscal period ended October 31, 2003	Janus Small Cap Value Fund(9)
and the seven-month fiscal period ended April 30, 2003	2007		2006		2005		2004		2003	2003
Net Asset Value, Beginning of Period	$30.29		$31.16		$32.98		$28.63		$23.07	$21.96
Income from Investment Operations:
Net investment income/(loss)	.32		.39		.29		.31		.09	.03
Net gain/(loss) on securities (both realized and unrealized)	2.57		3.49		3.16		4.16		5.47	2.07
Total from Investment Operations	2.89		3.88		3.45		4.47		5.56	2.10
Less Distributions and Other:
Dividends (from net investment income)*	(.45)		(.30)		(.31)		(.12)		–	(.03)
Distributions (from capital gains)*	(4.83)		(4.45)		(4.96)		–		–	(.96)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other:	(5.28)		(4.75)		(5.27)		(.12)		–	(.99)
Net Asset Value, End of Period	$27.90		$30.29		$31.16		$32.98		$28.63	$23.07
Total Return**	10.77	%(3)	13.71	%(3)	11.34	%(3)	15.65	%(3)	24.15%	9.56%
Net Assets, End of Period (in thousands)	$813,857		$1,153,144		$1,338,093		$1,480,885		$1,658,312	$1,476,575
Average Net Assets for the Period (in thousands)	$974,404		$1,259,565		$1,440,206		$1,630,099		$1,575,178	$1,457,263
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.01%		1.01%		1.00%		1.02%		1.10%	1.14	%(7)(10)
Ratio of Net Expenses to Average Net Assets***(5)	1.00%		1.00%		0.99%		1.02%		1.10%	1.13	%(7)(10)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.13%		1.26%		0.84%		0.91%		0.63%	0.22%
Portfolio Turnover Rates***	59%		62%		44%		50%		60%	45%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(7)  Certain prior year amounts have been reclassified to conform to current year presentation.

(8)  The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.

(9)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(10)  The ratio was 1.20% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
76 Janus Core, Risk-Managed and Value Funds October 31, 2007

Financial Highlights - Institutional Shares

For a share outstanding during each fiscal year ended October 31, 2007, 2006, 2005 and 2004, the six-month fiscal period ended October 31, 2003	Janus Mid Cap Value Fund(1)
and the seven-month fiscal period ended April 30, 2003	2007		2006		2005		2004		2003		2003
Net Asset Value, Beginning of Period	$24.99		$23.34		$22.31		$19.02		$15.19		$13.72
Income from Investment Operations:
Net investment income/(loss)	.39		.39		.15		.14		.05		.06
Net gain/(loss) on securities (both realized and unrealized)	3.28		3.37		2.92		3.29		3.78		1.44
Total from Investment Operations	3.67		3.76		3.07		3.43		3.83		1.50
Less Distributions and Other:
Dividends (from net investment income)*	(.35)		(.28)		(.11)		(.14)		–		(.03)
Distributions (from capital gains)*	(1.62)		(1.83)		(1.93)		–		–		–
Payment from affiliate	–		–		–	(2)	–	(2)	–		–
Total Distributions and Other	(1.97)		(2.11)		(2.04)		(.14)		–		(.03)
Net Asset Value, End of Period	$26.69		$24.99		$23.34		$22.31		$19.02		$15.19
Total Return**	15.49%		17.08%		14.40	%(3)	18.14	%(3)	25.21%		10.96%
Net Assets, End of Period (in thousands)	$885,293		$1,068,045		$734,926		$464,450		$292,445		$176,768
Average Net Assets for the Period (in thousands)	$1,043,566		$921,447		$597,747		$395,466		$233,830		$148,748
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.77	%(6)	0.78	%(6)	0.77	%(6)	0.77	%(6)	0.78	%(6)	0.79	%(7)
Ratio of Net Expenses to Average Net Assets***(4)	0.77%		0.77%		0.77%		0.77%		0.78%		0.79	%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.60%		1.79%		0.82%		0.74%		0.75%		0.80%
Portfolio Turnover Rates***	95%		95%		86%		91%		97%		94%
For a share outstanding during each fiscal year ended October 31, 2007, 2006, 2005 and 2004, the six-month fiscal period ended October 31, 2003	Janus Small Cap Value Fund(8)
and the seven-month fiscal period ended April 30, 2003	2007		2006		2005		2004		2003		2003
Net Asset Value, Beginning of Period	$30.54		$31.38		$33.19		$28.82		$23.18		$22.08
Income from Investment Operations:
Net investment income/(loss)	.38		.54		.37		.39		.13		.07
Net gain/(loss) on securities (both realized and unrealized)	2.61		3.43		3.17		4.18		5.51		2.06
Total from Investment Operations	2.99		3.97		3.54		4.57		5.64		2.13
Less Distributions and Other:
Dividends (from net investment income)*	(.50)		(.36)		(.39)		(.20)		–		(.07)
Distributions (from capital gains)*	(4.83)		(4.45)		(4.96)		–		–		(.96)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–		–		–
Total Distributions and Other	(5.33)		(4.81)		(5.35)		(.20)		–		(1.03)
Net Asset Value, End of Period	$28.20		$30.54		$31.38		$33.19		$28.82		$23.18
Total Return**	11.06	%(3)	13.93	%(3)	11.57	%(3)	15.91%		24.23%		9.74%
Net Assets, End of Period (in thousands)	$771,789		$923,755		$1,185,733		$1,400,160		$1,497,333		$1,286,580
Average Net Assets for the Period (in thousands)	$831,092		$1,092,751		$1,323,226		$1,486,714		$1,454,779		$1,245,661
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.80	%(9)	0.80	%(9)	0.79	%(9)	0.81	%(9)	0.82	%(9)	0.87	%(7)
Ratio of Net Expenses to Average Net Assets***(4)	0.79%		0.79%		0.79%		0.81%		0.82%		0.87	%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.34%		1.51%		1.05%		1.12%		0.91%		0.48%
Portfolio Turnover Rates***	59%		62%		44%		50%		60%		45%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(6)  The ratio was 0.81% in 2007, 0.89% in 2006, 0.88% in 2005, 0.90% in 2004 and 1.08% in 2003, before waiver of certain fees incurred by the Fund.

(7)  Certain prior year amounts have been reclassified to conform to current year presentation.

(8)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(9)  The ratio was 0.97% in 2007, 0.97% in 2006, 0.96% in 2005, 0.99% in 2004 and 1.10% in 2003, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Core, Risk-Managed and Value Funds October 31, 2007 77

Notes to Schedules of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

78 Janus Core, Risk-Managed and Value Funds October 31, 2007

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  **  A portion of this holding has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in Janus Contrarian Fund with accrued interest in the amount of $601,787 that was written-off August 21, 2001.

  ß  Security is Illiquid.

  ÇÇ  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan as of October 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of October 31, 2007)

	Value	Value as a % of Net Assets
Janus Contrarian Fund
Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06	$–	0.0%
Janus Fundamental Equity Fund
Bank Tek (144A)	$3,301,720	0.3%
Tata Steel, Ltd. - Rights	257,097	0.0%
Tata Steel, Ltd. - Rights	1,735,415	0.2%
	$5,294,232	0.5%
Janus Growth and Income Fund
Bank Tek (144A)	$20,221,040	0.3%
Tata Steel, Ltd. - Rights	1,619,036	0.0%
Tata Steel, Ltd. - Rights	10,928,491	0.2%
	$32,768,567	0.5%
Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities (as of October 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Balanced Fund
Atlas Copco A.B., 5.60% bonds, due 5/22/17 (144A)	5/15/07	$1,454,345	$1,452,931	0.1%
Janus Fundamental Equity Fund
Bank Tec (144A)ºº	6/20/07	$3,301,720	$3,301,720	0.3%
Janus Growth and Income Fund
Bank Tec (144A)ºº	6/20/07	$20,221,040	$20,221,040	0.3%
Lehman Brothers Holdings, Inc. convertible, (Archer-Daniels-Midland Co., Best Buy Company, Inc., Suntech Power Holdings Company, Ltd. (ADR)), 37.06% (144A)	5/10/07	57,048,000	57,664,118	0.8%
Lehman Brothers Holdings, Inc. convertible, (Corning, Inc.), 10.55% (144A)	9/6/07	55,760,299	53,976,873	0.8%
Merrill Lynch & Company, Inc. convertible, (Apple, Inc.), 11.30% (144A)	9/21/07	83,689,024	95,165,531	1.3%
Morgan Stanley Co. convertible, (Melco PBL Entertainment (Macau), Ltd. (ADR), Spansion, Inc. - Class A, Suntech Power Holdings Company, Ltd. (ADR)), 46.50% (144A)	6/7/07	61,907,000	40,670,423	0.6%
UBS A.G. Jersey Branch (U.S. Shares) (144A)	7/17/07	60,309,000	34,105,343	0.5%
		$338,934,363	$301,803,328	4.3%

The Funds have registration rights for certain restricted securities held as of October 31, 2007. The issuer incurs all registration costs.

Janus Core, Risk-Managed and Value Funds October 31, 2007 79

Notes to Schedules of Investments (continued)

£The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2007.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/07
Janus Contrarian Fund
Ballarpur Industries, Ltd.	–	$–	–	$–	$–	$696,635	$37,038,581
Ceridian Corp.*	–	–	–	–	–	–	305,923,796
Owens-Illinois, Inc.*	100,000	1,807,379	–	–	–	–	485,010,652
Playboy Enterprises, Inc. - Class B*	–	–	–	–	–	–	18,728,136
St. Joe Co.	3,028,035	32,505,671	–	–	–	3,575,876	260,505,803
		$34,313,050		$–	$–	$4,272,511	$1,107,206,968
Janus Fundamental Equity Fund
Bank Tec (144A)*	412,715	$3,301,720	–	$–	$–	$–	$3,301,720
Janus Growth and Income Fund
American States Water Co.	929,287	$36,204,753	21,890	$945,835	$32,173	$93,476	$41,241,194
Bank Tec (144A)*	2,527,630	20,221,040	–	–	–	–	20,221,040
Spansion, Inc. - Class A*	3,238,670	37,787,752	685,505	8,959,958	(1,672,682)	–	47,839,044
		$94,213,545		$9,905,793	$(1,640,509)	$93,476	$109,301,278
Janus Mid Cap Value Fund
OmniVision Technologies, Inc.	3,200,000	$44,833,744	3,200,000	$44,833,744	$3,132,421	$–	$–
Janus Small Cap Value Fund
Computer Programs and Systems, Inc.	340,000	$10,983,541	540,000	$17,610,705	$(2,353,137)	$583,200	$–
Edge Petroleum Corp.*	650,000	8,880,692	370,640	6,092,430	(1,039,707)	–	12,524,589
Flushing Financial Corp.	–	–	320,000	5,487,927	(260,648)	582,000	17,000,000
		$19,864,233		$29,191,062	$(3,653,492)	$1,165,200	$29,524,589

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of October 31, 2007 are noted below.

Fund	Aggregate Value
Core
Janus Balanced Fund	$145,767,206
Janus Contrarian Fund	931,138,664
Janus Fundamental Equity Fund	77,138,520
Janus Growth and Income Fund	358,379,813
Value
Janus Mid Cap Value Fund	11,531,720

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2007.

80 Janus Core, Risk-Managed and Value Funds October 31, 2007

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has thirty funds. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Contrarian Fund, which is classified as nondiversified. The Funds are no-load investments.

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the "Value Funds"). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. Subsequent to the reorganization, the Value Funds changed their fiscal year end from September 30 to April 30 and then to October 31.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares: Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors. Berger Mid Cap Value Fund – Institutional Shares was also closed to new investors.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions.

Janus Core, Risk-Managed and Value Funds October 31, 2007 81

Notes to Financial Statements (continued)

Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Fund's lending agent for the period November 1, 2006 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Funds.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2007, the following Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2007
Core
Janus Balanced Fund	$481,130,277
Janus Contrarian Fund	585,017,269
Janus Fundamental Equity Fund	64,805,200
Janus Growth and Income Fund	380,295,001
Risk-Managed
INTECH Risk-Managed Stock Fund	2,825,069
Value
Janus Mid Cap Value Fund	559,784,877
Janus Small Cap Value Fund	204,344,861

As of October 31, 2007, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2007
Core
Janus Balanced Fund	$491,703,516
Janus Contrarian Fund	603,058,961
Janus Fundamental Equity Fund	66,705,476
Janus Growth and Income Fund	396,983,314
Risk-Managed
INTECH Risk-Managed Stock Fund	2,914,300
Value
Janus Mid Cap Value Fund	577,525,078
Janus Small Cap Value Fund	210,558,775

As of October 31, 2007, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

82 Janus Core, Risk-Managed and Value Funds October 31, 2007

Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds, except INTECH Risk-Managed Stock Fund, may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds, except INTECH Risk-Managed Stock Fund, may also engage in "naked" (uncovered) short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund's naked short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of October 31, 2007, the Funds were not engaged in short sales.

Forward Currency Transactions

The Funds, except INTECH Risk-Managed Stock Fund, may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

As of October 31 ,2007, Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund and Janus Growth and Income Fund were invested in forward foreign currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Bank Loans

Janus Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be

Janus Core, Risk-Managed and Value Funds October 31, 2007 83

Notes to Financial Statements (continued)

unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements was $22,438,003 and the related rate range was 1.75%-8.11375% during the fiscal year ended October 31, 2007 for Janus Balanced Fund.

Futures Contracts

The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of October 31, 2007, the Funds were not invested in futures contracts.

Swaps

The Funds may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. As of October 31, 2007, Janus Fundamental Equity Fund and Janus Growth and Income Fund were invested in swap agreements.

Options Contracts

The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds, except INTECH Risk-Managed Stock Fund, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported on the Statement of Operations as "Net realized gain/(loss) from options contracts" (if applicable). The following Funds recognized realized gains/(losses) from written options during the fiscal year ended October 31, 2007, as indicated in the table below.

Fund	Gains/(Losses)
Core
Janus Contrarian Fund	$8,365,564
Janus Fundamental Equity Fund	330,866
Janus Growth and Income Fund	764,102
Value
Janus Mid Cap Value Fund	(497,930)

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or

84 Janus Core, Risk-Managed and Value Funds October 31, 2007

not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that a Fund may recognize due to written call options.

Written option activity for the fiscal year ended October 31, 2007 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Contrarian Fund
Options outstanding at October 31, 2006	–	$–
Options written	70,911	9,465,182
Options closed	(8,857)	(3,021,971)
Options expired	(36,179)	(3,505,854)
Options exercised	–	–
Options outstanding at October 31, 2007	25,875	$2,937,357
Put Options	Number of Contracts	Premiums Received
Janus Contrarian Fund
Options outstanding at October 31, 2006	–	$–
Options written	1,495,365	88,706,123
Options closed	(1,130,129)	(75,042,814)
Options expired	(349,118)	(10,573,831)
Options exercised	(6,345)	(1,799,462)
Options outstanding at October 31, 2007	9,773	$1,290,016
Call Options	Number of Contracts	Premiums Received
Janus Fundamental Equity Fund
Options outstanding at October 31, 2006	–	$–
Options written	28,667 (1)	3,136,673
Options closed	(4,532)	(877,552)
Options expired	(13,176)	(781,611)
Options exercised	–	–
Options outstanding at October 31, 2007	10,959	$1,477,510

(1) Adjusted for Marathon Oil Corp. 2 for 1 stock split on June 19, 2007.

Put Options	Number of Contracts	Premiums Received
Janus Fundamental Equity Fund
Options outstanding at October 31, 2006	–	$–
Options written	920	133,433
Options closed	(920)	(133,433)
Options expired	–	–
Options exercised	–	–
Options outstanding at October 31, 2007	–	$–
Call Options	Number of Contracts	Premiums Received
Janus Growth and Income Fund
Options outstanding at October 31, 2006	–	$–
Options written	13,032	1,161,972
Options closed	(4,067)	(828,180)
Options expired	(8,932)	(330,390)
Options exercised	(33)	(3,402)
Options outstanding at October 31, 2007	–	$–

Put Options	Number of Contracts	Premiums Received
Janus Growth and Income Fund
Options outstanding at October 31, 2006	–	$–
Options written	9,482	1,375,226
Options closed	(9,482)	(1,375,226)
Options expired	–	–
Options exercised	–	–
Options outstanding at October 31, 2007	–	$–
Call Options	Number of Contracts	Premiums Received
Janus Mid Cap Value Fund
Options outstanding at October 31, 2006	-–	$–
Options written	5,500	1,114,805
Options closed	(5,500)	(1,114,805)
Options expired	–	–
Options exercised	–	–
Options outstanding at October 31, 2007	–	$–
Put Options	Number of Contracts	Premiums Received
Janus Mid Cap Value Fund
Options outstanding at October 31, 2006	–	$–
Options written	450,816	6,985,888
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at October 31, 2007	450,816	$6,985,888

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2007, the Funds were not invested in when-issued securities.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call

Janus Core, Risk-Managed and Value Funds October 31, 2007 85

Notes to Financial Statements (continued)

right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of October 31, 2007, Janus Growth and Income Fund was invested in equity-linked structured notes.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk

The Funds, particularly Janus Balanced Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Risk-Managed Stock Fund does not intend to invest in high-yield/high-risk bonds.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2007, Janus Balanced Fund, Janus Fundamental Equity Fund and Janus Growth and Income Fund were invested in restricted securities.

Restricted Cash

As of October 31, 2007, Janus Contrarian Fund, Janus Fundamental Equity Fund and Janus Growth and Income Fund had restricted cash in the amount of $61,659,900, $1,460,000 and $9,620,000, respectively. The restricted cash represents funds in relation to options contracts invested by the Funds as of October 31, 2007. The restricted cash is held at the Fund's custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions

Dividends from net investment income for Janus Balanced Fund and Janus Growth and Income Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and capital gains (if any) annually. The majority of dividends and realized capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the adoption of the Interpretation to the Funds and has determined there is no significant impact on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement

86 Janus Core, Risk-Managed and Value Funds October 31, 2007

amounts, however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Core
Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	All Asset Levels	0.64
Janus Fundamental Equity Fund	All Asset Levels	0.60
Janus Growth and Income Fund	All Asset Levels	0.62
Risk-Managed
INTECH Risk-Managed Stock Fund	All Asset Levels	0.50
Value
Janus Mid Cap Value Fund	All Asset Levels	0.64
Janus Small Cap Value Fund	All Asset Levels	0.72

For Janus Contrarian Fund, INTECH Risk-Managed Stock Fund and Janus Mid Cap Value Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Contrarian Fund	S&P 500® Index
INTECH Risk-Managed Stock Fund	S&P 500® Index
Janus Mid Cap Value Fund	Russell Midcap®
Value Index

Only the base fee rate applied until January 2007 for INTECH Risk-Managed Stock Fund, and until February 2007 for Janus Contrarian Fund and Janus Mid Cap Value Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by each of the Funds listed above consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for INTECH Risk-Managed Stock Fund and February 2007 for Janus Contrarian Fund and Janus Mid Cap Value Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of Janus Mid Cap Value Fund's Investor Shares ("Investor Shares") for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Investor Shares against the investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

The Funds' prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended October 31, 2007, Janus Contrarian Fund, INTECH Risk-Managed Fund and Janus Mid Cap Value Fund recorded a positive/(negative) Performance Adjustment of $4,996,137, ($525,317) and ($4,026,246), respectively.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to INTECH Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 86.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee equal to 0.26% of INTECH Risk-Managed

Janus Core, Risk-Managed and Value Funds October 31, 2007 87

Notes to Financial Statements (continued)

Stock Fund's average daily net assets during the previous month, plus or minus one-half of any performance fee adjustment paid to Janus Capital by the Fund, pursuant to the Fund's investment advisory agreement. The Performance Adjustment impacts the current subadvisory fee as of January 1, 2007, when the Performance Adjustment took effect.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund (each, a "Value Fund"). As compensation for its services, Perkins receives, directly from each Value Fund, a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each of the Funds pays Janus Services an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund) for transfer agent services.

By written agreement, Janus Services has agreed until March 1, 2008 to waive the transfer agency fee payable so that the total operating expenses (excluding extraordinary expenses and the 0.05% administrative services fee) of the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund do not exceed 0.77% and 0.79%, respectively. Amounts waived by Janus Capital are disclosed as Excess Expense reimbursement on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of INTECH Risk-Managed Stock Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by INTECH Risk-Managed Stock Fund were $80,442 for the fiscal year ended October 31, 2007.

During the fiscal year ended October 31, 2007, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Core
Janus Balanced Fund	$9,508
Janus Contrarian Fund	38,387
Janus Fundamental Equity Fund	10,476
Janus Growth and Income Fund	24,203
Risk-Managed
INTECH Risk-Managed Stock Fund	6,576
Value
Janus Mid Cap Value Fund - Investor Shares	23,588
Janus Small Cap Value Fund - Investor Shares	5,530
Janus Small Cap Value Fund - Institutional Shares	3

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Core
Janus Balanced Fund	$57,489
Janus Contrarian Fund	15,387
Janus Fundamental Equity Fund	1,193
Janus Growth and Income Fund	4,848
Value
Janus Mid Cap Value Fund - Investor Shares	2,457
Janus Small Cap Value Fund - Investor Shares	3,220
Janus Small Cap Value Fund - Institutional Shares	21

During the fiscal year ended October 31, 2007, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Janus Balanced Fund	$3,923
Janus Contrarian Fund	95,915

During the fiscal year ended October 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Core
Janus Balanced Fund	$3,230

For the fiscal year ended October 31, 2007, Janus Capital assumed $8,609 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Funds or Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based upon the Portfolios' respective net assets

88 Janus Core, Risk-Managed and Value Funds October 31, 2007

on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2007.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $84,721 was paid by the Trust during the fiscal year ended October 31, 2007. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/07
Janus Institutional Cash Management Fund - Institutional Shares
Core
Janus Balanced Fund	$194,883,898	$117,605,062	$1,803,708	$77,278,836
Janus Contrarian Fund	511,863,011	409,721,407	2,145,054	102,141,604
Janus Fundamental Equity Fund	91,037,014	53,878,392	303,691	37,158,622
Janus Growth and Income Fund	779,804,151	657,022,557	1,717,247	122,781,594
Risk-Managed
INTECH Risk-Managed Stock Fund	14,935,821	14,935,821	224,876	–
Value
Janus Mid Cap Value Fund	550,544,247	239,341,189	9,279,289	311,203,058
Janus Small Cap Value Fund	173,464,064	32,080,524	3,923,809	141,383,540
	$2,316,532,206	$1,524,584,952	$19,397,674	$791,947,254

Janus Core, Risk-Managed and Value Funds October 31, 2007 89

Notes to Financial Statements (continued)

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/07
Janus Institutional Cash Reserves Fund
Core
Janus Balanced Fund	$50,519,178	$79,243,178	$152,669	$–
Janus Contrarian Fund	127,258,241	137,841,241	383,086	–
Janus Fundamental Equity Fund	10,951,838	22,367,338	177,039	–
Janus Growth and Income Fund	185,578,233	221,348,233	337,797	–
Risk-Managed
INTECH Risk-Managed Stock Fund	11,832,080	21,891,919	66,221	–
Value
Janus Mid Cap Value Fund	250,572,956	458,085,547	3,118,215	–
Janus Small Cap Value Fund	36,187,057	201,360,747	1,154,255	–
	$672,899,583	$1,142,138,203	$5,389,282	$–
Janus Institutional Money Market Fund - Institutional Shares
Core
Janus Balanced Fund	$427,427,587	$425,322,087	$1,016,063	$2,105,500
Janus Contrarian Fund	1,307,553,173	1,275,552,873	1,608,623	32,000,300
Janus Fundamental Equity Fund	166,385,590	161,439,090	230,153	4,946,500
Janus Growth and Income Fund	1,106,347,363	1,000,728,463	1,224,588	105,618,900
Risk-Managed
INTECH Risk-Managed Stock Fund	82,940,573	82,940,573	360,480	–
Value
Janus Mid Cap Value Fund	1,652,440,211	1,522,795,812	4,458,697	129,644,399
Janus Small Cap Value Fund	352,279,976	351,337,476	1,067,099	942,500
	$5,095,374,473	$4,820,116,374	$9,965,703	$275,258,099
Janus Money Market Fund - Institutional Shares
Core
Janus Balanced Fund	$181,694,949	$188,936,407	$613,569	$–
Janus Contrarian Fund	351,500,426	364,532,153	833,009	–
Janus Fundamental Equity Fund	52,849,584	59,197,084	148,617	–
Janus Growth and Income Fund	731,240,591	731,240,591	1,298,893	–
Risk-Managed
INTECH Risk-Managed Stock Fund	38,009,617	49,427,136	321,972	–
Value
Janus Mid Cap Value Fund	412,078,356	689,258,035	4,258,222	–
Janus Small Cap Value Fund	174,591,271	257,939,141	1,271,250	–
	$1,941,964,794	$2,340,530,547	$8,745,532	$–

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Core
Janus Balanced Fund	$739,103,017	$851,038,660	$768,714,473	$709,535,370
Janus Contrarian Fund	4,118,502,986	1,734,686,651	–	–
Janus Fundamental Equity Fund	346,744,784	474,132,489	–	–
Janus Growth and Income Fund	3,534,407,949	4,681,421,225	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund	567,353,274	587,347,617	–	–
Value
Janus Mid Cap Value Fund	6,009,432,979	6,385,182,576	–	–
Janus Small Cap Value Fund	980,259,993	1,559,404,260	–	–

90 Janus Core, Risk-Managed and Value Funds October 31, 2007

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Core
Janus Balanced Fund(1)	$9,150,237	$87,036,414	$(6,520,489)	$(10,508)	$516,204,146
Janus Contrarian Fund(1)	31,751,130	349,163,331	(151,708,193)	50,586,289	2,381,389,696
Janus Fundamental Equity Fund	23,286,845	62,776,492	–	2,531,028	248,093,921
Janus Growth and Income Fund(1)	99,471,040	594,598,778	(24,984,967)	9,669,111	1,532,228,114
Risk-Managed
INTECH Risk-Managed Stock Fund	4,799,692	40,537,948	–	(4,290)	69,433,568
Value
Janus Mid Cap Value Fund	218,531,080	540,916,240	–	16,441,536	960,359,359
Janus Small Cap Value Fund	75,173,296	166,911,819	–	(14,345)	262,626,278

(1) Capital loss carryovers subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2007

Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	October 31, 2012	October 31, 2013	Accumulated Capital Losses
Core
Janus Balanced Fund(1)	$–	$(4,346,993)	$(2,173,497)	$–	$–	$–	$(6,520,489)
Janus Contrarian Fund(1)	(25,915,071)	(25,915,071)	–	(39,096,971)	(38,648,243)	(22,132,836)	(151,708,193)
Janus Growth and Income Fund(1)	–	(16,656,645)	(8,328,322)	–	–	–	(24,984,967)

(1) Capital loss carryovers subject to annual limitations.

During the fiscal year ended October 31, 2007 the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Core
Janus Balanced Fund	$98,740,113
Janus Contrarian Fund	25,915,071
Janus Growth and Income Fund	62,688,703

Janus Core, Risk-Managed and Value Funds October 31, 2007 91

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Core
Janus Balanced Fund	$2,748,237,263	$530,045,073	$(13,840,927)
Janus Contrarian Fund	6,762,944,714	2,747,159,778	(359,059,319)
Janus Fundamental Equity Fund	924,220,556	288,783,538	(40,689,617)
Janus Growth and Income Fund	5,797,009,433	1,784,256,562	(249,610,609)
Risk-Managed
INTECH Risk-Managed Stock Fund	444,498,529	80,311,054	(10,877,486)
Value
Janus Mid Cap Value Fund	6,357,635,313	1,099,549,041	(139,189,682)
Janus Small Cap Value Fund	1,523,603,152	347,234,969	(84,608,691)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2007	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Core
Janus Balanced Fund	$58,466,571	$–	$–	$–
Janus Contrarian Fund	84,565,190	395,397,120	–	–
Janus Fundamental Equity Fund	4,601,226	1,001,209	–	–
Janus Growth and Income Fund	107,846,113	–	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund	3,638,972	26,902,184	–	–
Value
Janus Mid Cap Value Fund	187,582,623	301,814,262	–	–
Janus Small Cap Value Fund	93,371,468	248,234,032	–	–
For the fiscal year ended October 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Core
Janus Balanced Fund	$46,406,557	$–	$–	$–
Janus Contrarian Fund	7,685,342	37,165,037	–	–
Janus Fundamental Equity Fund	2,544,716	–	–	–
Janus Growth and Income Fund	96,013,676	–	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund	7,736,756	14,998,513	–	–
Value
Janus Mid Cap Value Fund	191,082,110	261,248,326	–	–
Janus Small Cap Value Fund	80,760,316	297,359,112	–	–

92 Janus Core, Risk-Managed and Value Funds October 31, 2007

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended October 31	Janus Balanced Fund		Janus Contrarian Fund		Janus Fundamental Equity Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	18,465	10,962	211,607	66,916	7,278	19,971
Reinvested dividends and distributions	2,283	1,990	28,035	2,933	209	103
Shares repurchased	(20,507)	(25,952)	(70,220)	(45,052)	(9,775)	(12,576)
Net Increase/(Decrease) in Capital Share Transactions	241	(13,000)	169,422	24,797	(2,288)	7,498
Shares Outstanding, Beginning of Period	102,954	115,954	229,534	204,737	40,039	32,541
Shares Outstanding, End of Period	103,195	102,954	398,956	229,534	37,751	40,039

For each fiscal year ended October 31	Janus Growth and Income Fund		INTECH Risk-Managed Stock Fund
(all numbers in thousands)	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	15,674	39,962	8,584	11,598
Reinvested dividends and distributions	2,609	2,557	1,888	1,463
Shares repurchased	(38,995)	(29,808)	(11,260)	(7,582)
Net Increase/(Decrease) in Capital Share Transactions	(20,712)	12,711	(788)	5,479
Shares Outstanding, Beginning of Period	181,513	168,802	30,298	24,819
Shares Outstanding, End of Period	160,801	181,513	29,510	30,298
For each fiscal year ended October 31	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
(all numbers in thousands)	2007	2006	2007	2006
Transactions in Fund Shares – Investor Shares
Shares sold	52,826	64,536	3,658	5,736
Reinvested dividends and distributions	16,240	16,434	6,902	6,418
Shares repurchased	(55,609)	(52,818)	(19,467)	(17,025)
Net Increase/(Decrease) in Capital Share Transactions	13,457	28,152	(8,907)	(4,871)
Shares Outstanding, Beginning of Period	208,353	180,201	38,074	42,945
Shares Outstanding, End of Period	221,810	208,353	29,167	38,074
Transactions in Fund Shares – Institutional Shares
Shares sold	5,569	12,688	4,398	4,182
Reinvested dividends and distributions	3,392	2,999	5,649	6,019
Shares repurchased	(18,532)	(4,428)	(12,921)	(17,743)
Net Increase/(Decrease) in Capital Share Transactions	(9,571)	11,259	(2,874)	(7,542)
Shares Outstanding, Beginning of Period	42,741	31,482	30,246	37,788
Shares Outstanding, End of Period	33,170	42,741	27,372	30,246

Janus Core, Risk-Managed and Value Funds October 31, 2007 93

Notes to Financial Statements (continued)

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter is scheduled to commence in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. In addition to a recently filed Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

94 Janus Core, Risk-Managed and Value Funds October 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 14, 2007

Janus Core, Risk-Managed and Value Funds October 31, 2007 95

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

96 Janus Core, Risk-Managed and Value Funds October 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends and distributions then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2006. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written option contracts follows each Fund's Schedule of Investments (if applicable). Written option contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

Janus Core, Risk-Managed and Value Funds October 31, 2007 97

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements (if any) are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. "Redemption Fees" refers to the fee paid to the applicable Funds for shares held for 90 days or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio).Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

98 Janus Core, Risk-Managed and Value Funds October 31, 2007

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2007:

Capital Gain Distributions

Fund
Core
Janus Contrarian Fund	$395,397,120
Janus Fundamental Equity Fund	1,001,209
Risk-Managed
INTECH Risk-Managed Stock Fund	26,902,184
Value
Janus Mid Cap Value Fund	301,814,262
Janus Small Cap Value Fund	248,234,032

Dividends Received Deduction Percentage

Fund
Core
Janus Balanced Fund	35%
Janus Contrarian Fund	51%
Janus Fundamental Equity Fund	45%
Janus Growth and Income Fund	19%
Risk-Managed
INTECH Risk-Managed Stock Fund	100%
Value
Janus Mid Cap Value Fund	42%
Janus Small Cap Value Fund	23%

Qualified Dividend Income Percentage

Fund
Core
Janus Balanced Fund	46%
Janus Contrarian Fund	100%
Janus Fundamental Equity Fund	51%
Janus Growth and Income Fund	39%
Risk-Managed
INTECH Risk-Managed Stock Fund	100%
Value
Janus Mid Cap Value Fund	43%
Janus Small Cap Value Fund	23%

Janus Core, Risk-Managed and Value Funds October 31, 2007 99

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council	73		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

100 Janus Core, Risk-Managed and Value Funds October 31, 2007

Trustees (cont.)

Name, Address, and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Core, Risk-Managed and Value Funds October 31, 2007 101

Trustees and Officers (unaudited) (continued)

Officers

Name, Address, and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Portfolio Manager Janus Contrarian Fund	9/96-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital; and Analyst (2001-2003) for Janus Capital Corporation.

Minyoung Sohn(1) 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Portfolio Manager Janus Fundamental Equity Fund Executive Vice President and Portfolio Manager Janus Growth and Income Fund	5/05-Present 1/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2003) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

(1)Minyoung Sohn intends to resign his position with the Funds effective November 7, 2007.

102 Janus Core, Risk-Managed and Value Funds October 31, 2007

Officers (cont.)

Name, Address, and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Core, Risk-Managed and Value Funds October 31, 2007 103

Notes

104 Janus Core, Risk-Managed and Value Funds October 31, 2007

Notes

Janus Core, Risk-Managed and Value Funds October 31, 2007 105

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/07)

C-1207-045  111-02-103 12-07

2007 Annual Report

Janus International & Global Funds

Janus Global Opportunities Fund

Janus Global Research Fund

Janus Overseas Fund

Janus Worldwide Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus International & Global Funds

Co-Chief Investment Officers' Letter to Shareholders	1

Useful Information About Your Fund Report	4

Management Commentaries and Schedules of Investments

Janus Global Opportunities Fund	5

Janus Global Research Fund	12

Janus Overseas Fund	20

Janus Worldwide Fund	29

Statements of Assets and Liabilities	38

Statements of Operations	39

Statements of Changes in Net Assets	40

Financial Highlights	42

Notes to Schedules of Investments	44

Notes to Financial Statements	46

Report of Independent Registered Public Accounting Firm	56

Additional Information	57

Explanations of Charts, Tables and Financial Statements	58

Designation Requirements	60

Trustees and Officers	61

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co–Chief Investment Officers' Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholders,

We would like to thank you for your investment in the Janus funds. Your support is what drives us in our quest to deliver strong, consistent fund performance.

Major Market Themes

Equity markets around the world performed strongly over the 12 months ended October 31, 2007, with many indices finishing close to record highs amid continued expansion in the global economy and investor optimism that monetary easing by the Federal Reserve (Fed) late in the period might help the U.S. economy avert a recession. While solid earnings growth and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, weakness in the U.S. housing market in July and August spilled over into fixed income markets and began to rattle investors. Volatility rose as the subprime-related turmoil in the credit markets added to growing uncertainty surrounding U.S. economic growth and the outlook for corporate profits. Emerging equity markets were among the top performers during the period, while equities in developed countries struggled to keep pace. U.S. equity markets were led by large, growth-oriented companies, while small-cap value issues were among the laggards.

As October came to a close, the risks in the market were finely balanced with a more accommodative stance from the Fed, a healthy labor market and continued growth overseas providing support for equities while record-high energy prices, slowing U.S. earnings growth and mixed signals on the health of the U.S. consumer collectively weighed on sentiment. Continued weakness in the housing market also fueled uncertainty surrounding the U.S. economy during the time period. With stocks near record levels at the end of the period, investors appeared to believe that the U.S. economy would remain resilient in the face of these headwinds, and that the Fed would take appropriate steps to maintain stable economic growth with modest inflation.

Continued Strong Relative Performance

We are proud to report strong relative performance results for our investors. For the one-year period ended October 31, 2007, 89% of Janus' retail funds ranked within Lipper's top two quartiles based upon total returns. As well, our longer-term results delivered impressive relative returns with 77% of our retail funds achieving first- or second-quartile Lipper rankings for the three-year period and 76% ranking in Lipper's top two quartiles for the five-year period. (See complete rankings for the 1-, 5- and 10-year periods on page 3).

Investment Team Depth

This year Janus will say goodbye to several long-term portfolio managers (PMs) and when this occurs we look to our investment team's bench strength to ensure a smooth transition. We believe that since PM inception Lipper rankings are a testament to the strength and commitment of the investment team. With 89% of Janus' retail funds ranked within Lipper's top two quartiles since PM inception as of October 31, 2007, we are confident that we have the right leaders in place who will strive to deliver strong, consistent investment performance in the future. We are also hard at work to fortify the research team. This year we welcomed six additional equity research analysts bringing our total number to 37. The analyst team now collectively averages nearly nine years of investment experience. We've also developed a junior analyst program which will allow us to continue to grow and enhance our coverage of 1,300+ stocks. It's important to note that we will continue to focus on the same investment objectives and employ the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks.

Since our last letter to you, the following portfolio management changes will occur. Dan Riff and I, Jonathan Coleman, will assume management of the Janus Fund effective November 1, 2007. Brian Demain will be appointed from Assistant PM of Janus Enterprise Fund to sole PM. Effective November 7, 2007 Marc Pinto is PM of Janus Growth and Income Fund and the Research Team, led by Jim Goff will manage Janus Fundamental Equity Fund. Ron Sachs will succeed Scott Schoelzel as PM of Janus Twenty Fund upon his retirement at the end of this year. In conjunction with that change, John Eisinger will assume portfolio management responsibility for Janus Orion Fund. We believe that all of these individuals possess the skills and experience necessary to lead your Funds.

Janus International & Global Funds October 31, 2007 1

Continued

Outlook

We are watching the outlook for the global economy very closely as we believe this holds the key to the pricing and valuation of risk assets. While trends suggest the world economy is becoming less dependent on the United States for growth, the health of the U.S. economy is still an important determinant. In light of the U.S. economy showing signs of resilience, the trade-weighted dollar index has declined more than 10% over the last 12 months. We believe the declines in the dollar may be foreshadowing slower relative growth in the U.S. and rising expectations of additional cuts in rates by the Fed. Thus the future path of corporate earnings demands considerable focus. The labor markets will also get increased attention going forward as any sign of a slowdown could weigh on consumer sentiment and thus consumption patterns.

In addition to labor markets, we are watching the credit markets with a close eye. Yield spreads between U.S. Treasuries and high-yield bonds have widened considerably from the historically tight levels reached in May of this year. Bond investors' appetite for below-investment grade securities and the subsequent widening of credit spreads was a clear signal of the risk aversion that existed in the markets. Away from the credit markets, dislocations in the mortgage and funding markets, preceded by the problems in the housing market, continued to garner attention. These dislocations have resulted in the Fed lowering the key Federal Funds target rate and the discount rate by 75 basis points this year through the end of the period. We view the lowering of rates and adding additional liquidity into the system as a signal that the Fed is paying close attention and will continue to add liquidity as necessary. We believe additional easings may be on the horizon. In addition, global central bankers' actions indicate to us that each bank should continue to provide liquidity when necessary, so that the financial markets around the globe continue to function, in hopes of allowing for continued economic growth.

While we are focused on numerous issues in the global economy today, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for entrusting your assets with us.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 Janus International & Global Funds October 31, 2007

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 10/31/07
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION		PM SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	37	269 / 732	29	178 / 621	32	167 / 525	38	85 / 224	10	2 / 20	17	112 / 698
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	30	176 / 604	18	85 / 484	10	38 / 397	41	67 / 164	30	14 / 46	12	40 / 358
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	3	11 / 516	1	1 / 411	2	5 / 345	N/A	N/A	19	42 / 225	19	42 / 225
Janus Research Fund(1)(2) (5/93)	Large-Cap Growth Funds	5	31 / 732	5	25 / 621	2	9 / 525	3	6 / 224	3	2 / 82	3	16 / 698
Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	7	41 / 586	N/A	N/A	N/A	N/A	N/A	N/A	2	8 / 488	3	12 / 566
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	6 / 732	1	5 / 621	1	2 / 525	2	4 / 224	3	1 / 40	2	3 / 216
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	4	23 / 586	6	28 / 469	2	4 / 393	16	27 / 171	9	1 / 11	14	41 / 314
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	14	24 / 178	21	32 / 154	31	43 / 138	N/A	N/A	30	14 / 47	13	25 / 202
Janus Global Technology Fund (12/98)	Science & Technology Funds	24	64 / 274	18	44 / 248	56	127 / 226	N/A	N/A	22	16 / 74	39	103 / 269
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	11	46 / 456	11	35 / 347	43	100 / 235	4	5 / 129	4	1 / 30	5	18 / 376
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	2	10 / 865	1	1 / 667	1	2 / 492	N/A	N/A	7	20 / 311	7	20 / 311
Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	15	116 / 826	3	19 / 685	7	36 / 575	1	2 / 278	1	1 / 213	5	33 / 729
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	12	91 / 826	8	53 / 685	19	108 / 575	4	11 / 278	6	4 / 77	8	46 / 643
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	79	682 / 865	51	339 / 667	N/A	N/A	N/A	N/A	42	215 / 522	42	215 / 522
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	32	97 / 307	39	92 / 239	38	70 / 188	N/A	N/A	3	2 / 68	3	2 / 68
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	42	308 / 747	71	403 / 574	73	331 / 454	12	19 / 159	15	18 / 127	15	18 / 127
Janus Federal Tax-Exempt Fund(1) (5/93)	General Municipal Debt Funds	99	234 / 237	100	221 / 221	98	208 / 212	91	128 / 141	93	60 / 64	100	221 / 221
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	17	87 / 525	36	163 / 457	31	122 / 393	41	73 / 180	22	5 / 22	28	157 / 572
Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	66	296 / 450	50	186 / 378	88	280 / 320	20	29 / 148	8	7 / 97	47	167 / 362
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	37	87 / 236	48	94 / 196	24	35 / 148	37	30 / 81	36	9 / 24	52	138 / 266
Janus Global Opportunities Fund(1) (6/01)	Global Funds	16	64 / 408	82	255 / 311	46	121 / 263	N/A	N/A	19	39 / 211	19	39 / 211
Janus Global Research Fund(1)(4) (2/05)	Multi-Cap Growth Funds	4	15 / 408	N/A	N/A	N/A	N/A	N/A	N/A	4	12 / 329	4	12 / 329
Janus Overseas Fund(1) (5/94)	International Funds	1	2 / 1049	1	1 / 814	1	3 / 678	3	9 / 303	1	1 / 113	1	1 / 720
Janus Worldwide Fund(1) (5/91)	Global Funds	34	137 / 408	66	204 / 311	93	244 / 263	74	85 / 115	32	5 / 15	69	209 / 304
Janus Smart Portfolio - Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	3	13 / 631	N/A	N/A	N/A	N/A	N/A	N/A	2	9 / 588	2	9 / 588
Janus Smart Portfolio - Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	2	7 / 456	N/A	N/A	N/A	N/A	N/A	N/A	2	5 / 411	2	5 / 411
Janus Smart Portfolio - Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	1	2 / 398	N/A	N/A	N/A	N/A	N/A	N/A	2	5 / 344	2	5 / 344

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Mercury Fund.

(3)Rating is for the Investor Share class only; other classes may have different performance characteristics.

(4)Formerly named Janus Research Fund.

*Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus International & Global Funds October 31, 2007 3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable, (and any related exchange fees); and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2007 to October 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive Janus Global Research Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2008. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 Janus International & Global Funds October 31, 2007

Janus Global Opportunities Fund (unaudited)

Ticker: JGVAX

Jason Yee
co-portfolio
manager

Gregory Kolb
co-portfolio
manager

Fund Snapshot

This global fund seeks to find strong world-class businesses at attractive valuations.

Janus Global Opportunities Fund advanced 30.59% over the 12 months ended October 31, 2007. The Fund outpaced the benchmark Morgan Stanley Capital International (MSCI) World IndexSM, which returned 20.39% during the period. We were pleased with this strong absolute and relative performance.

Amazon.com (Amazon), the online retail/e-commerce company, was a top contributing investment for the Fund over the past year. After a protracted period of underperformance, the shares broke through to a new all-time high after the company posted a string of positive quarterly results. Sales continued to grow at an extraordinary rate, across many product categories and around the world, while for the first time in a few years Amazon posted improved margins as well. The improvement in margins in particular proved to be a major inflection point for the stock market's view of the company's prospects and thus its share price.

Esprit Holdings, an apparel/retail company, was another top contributor. The 2006 fiscal year ended somewhat disappointingly for the company – marked by a "fashion miss" which led to much slower growth than in years past. Esprit Holdings bounced back quickly in fiscal 2007, posting much higher sales growth as well as improved margins. This performance highlights many of the positive aspects of the company's business model – multiple styles/collections for each season, the build-out of its own retail stores and geographic expansion.

Our homebuilder investments (KB Home, Pulte Homes, Centex Corp. and Ryland Group) were the biggest detractors of performance during the year. Throughout the year the housing market continued to worsen – transaction volumes declined, prices declined, supply in the market increased, etc. – thus making it clear that housing exhibited its steepest downturn in at least the last 15-20 years. The stock market acknowledged this fact, with most major homebuilder shares down more than 60% from their 2005 peaks. We believe that the market has overdone the decline in stock prices, giving us the opportunity to buy these companies – which are competitively advantaged, have long histories of generating attractive returns on equity and have relatively high levels of insider ownership – at deeply discounted prices.

From a sector perspective, the consumer discretionary group was by far the largest contributor to performance, driven notably by Amazon and Esprit Holdings as mentioned earlier. The industrials and materials groups were the two largest detractors to relative performance during the period.

"May you live in interesting times..." is a phrase we have often heard used in the popular press attributed to an ancient Chinese curse or proverb. This may perhaps be due to a Robert Kennedy speech in South Africa in 1966 where he references as such...and the rest is history, so to speak. Unfortunately, Chinese scholars are unable to find any reference to such a proverb. Perhaps this should at the very least suggest that many Americans have more to learn about China, despite the fact that ironically China is one of the biggest forces behind these interesting times today.

China's stardom on the global stage, particularly in the Western media, vacillates wildly between fame and notoriety. Each day, the newspaper reminds us of its miraculous economic growth, along with its gravity defying stock markets and fountain of wealth creation. But turn the page, and we will subsequently read about tainted toys and pet food, unfair currency manipulation, and assorted other sordid tales about the costs of the Chinese economic miracle. China is a vast, populous, and diverse country with thousands of years of history, culture, and experience in its collective memory. So it is probably not surprising that China defies easy summation in a headline or short news article, much less a few paragraphs in this annual shareholder letter. We are going to focus on a single element of the China-U.S. economic relationship, and after a brief explanation of the major issues at hand, we hope to use this example to illustrate how we approach risk and uncertainty in a portfolio context.

Today's "interesting times" are largely supported by a financial conveyor belt many observers have dubbed "Bretton Woods II." This is in reference to a quaint time in history beginning in 1944 when the U.S. dollar and other currencies had a fixed exchange rate with an ounce of gold, which was subsequently renounced during the Nixon presidency. Financial commentators have written extensively on this subject under many names and guises, which might be cynically oversimplified as "the United States buys containers

Janus International & Global Funds October 31, 2007 5

Janus Global Opportunities Fund (unaudited)

full of cheap goods from China/Asia that they don't need and can't afford, while China/Asia extends vendor financing to its most profligate customer to stash away over a trillion dollars in U.S. government bonds while building even more factories." Warren Buffett explained this phenomenon of trade and current account deficits in his 2004 Berkshire Hathaway Chairman's letter, so we will not try to improve upon it or other such descriptions. Suffice it to say, as the U.S. continues to bequest its assets and become increasingly indebted to foreign nations through overspending, the long-term consequences may continue to have significant implications for investors, particularly for those of us here in America that denominate our wealth primarily in U.S. dollars.

We are describing all of this not because we simply wish to display our basic grasp of macroeconomics, nor because we know the resultant outcome, nor because we wish to moralize the fact that it is impossible for America to borrow itself into prosperity. All that history can assuredly say about the future is that it is certainly uncertain, often very surprising, and suffers no fools who make forecasts and predictions confidently. Much as we emphasized in last year's annual letter and mentioned earlier, this is all for the sake of communicating how we address risk in the portfolio.

Given there are an infinite number of outcomes and possibilities in describing how this relationship evolves, what framework can we use to help us understand the portfolio risks and exposures against the eventual "unwinding" of Bretton Woods II, or inversely, the risks involved in its unlikely continuation over the medium term? In explicitly quantifying this risk: at best, we can say the potential impacts are difficult to measure and that it is nearly impossible to predict its ultimate severity. Off the shelf risk management software, a common tool in the investment industry, will likely be very insufficient. Proprietary software may or may not be better, but may still lead to poor outcomes due to overconfidence in the models or poor inputs. But in qualitatively exploring this risk in particular, we can try to parse this risk into certain common sense groupings that help us estimate what sort of margin of error needs to exist:

(1)  As a global investor, we are acutely aware of, and attempt to be quite diversified against, risks pertaining to changes to the currency regime. The portfolio aims to perform reasonably in many different environments, the most obvious today being significant revaluations of the U.S. dollar. Our point would be that we believe our portfolio is positioned to withstand the consensus gradual decline in the U.S. dollar, while still offering sufficient protection against surprising shocks related to either a disorderly devaluation scenario or even a decidedly non-consensus appreciation scenario.

(2)  It seems reasonable to presume from history that there will be significant "second order" downside effects from this unwinding, both in terms of risk appetite, liquidity, and quality preferences in the financial markets...just as there has been on the upside. In our own narrow observation, these second order effects, while somewhat appreciated and discussed, are not easily captured within traditional risk models, particularly with respect to price, correlation, or volatility histories. We again reach to quote Warren Buffett from his most recent annual letter which more eloquently re-emphasizes this point, about which we also opined about a year ago: "Certain perils that lurk in investment strategies cannot be spotted by use of the models commonly employed today by financial institutions." Common sense is again perhaps the best, and only available, tactic for capital preservation in many instances.

(3)  As in many cases in life, abstinence and avoidance are the "perfect" solutions but inevitably come burdened with some significant costs and consequences in their own right. So perhaps it is more realistic, at least in portfolio management, to be reasonable in our goals of risk prudence and chastity by limiting exposure to only the best and advantageous risk/reward situations. A potential cost of this strategy is always lagging short-term returns, as this discipline often means avoiding the momentum, hysteria, and irrational exuberance that characterizes the later stages of a financial bubble. Many investors believe that they will be able to recognize and exit the madness before the proverbial punchbowl is taken away. The technology boom and bust of the late 1990s is an example of many overstaying their welcome. We cannot firmly say whether Bretton Woods II and its resultant consequences are representative of any such madness (it may or may not be), but what we can say is that our portfolio strives to endure outcomes outside the normal probability distributions in both the positive and negative direction.

In summary, there are always many intrinsic and extrinsic risks contained in every investment portfolio. We have explored just one of them in this letter, albeit one that is au courant in the headlines today, but which may be surprisingly

6 Janus International & Global Funds October 31, 2007

(unaudited)

underestimated in severity by the financial markets. With any luck, this example of Bretton Woods II has provided a small degree of insight on the process by which risks are evaluated and analyzed within the portfolio. While I cannot ever promise that the portfolio will emerge unscathed from this or any other risk, what I can do is try to remain thoughtful, balanced, rational and cognizant of each risk taken. Buffett has even mentioned as much by saying: "Temperament is also important. Independent thinking, emotional stability, and a keen sense of both human and institutional behavior are vital to long-term investment success." There are no simple, formulaic recipes for successful risk management. Many of the truly devastating and catastrophic risks are by nature impossible to see except after the fact, when they are suddenly obvious to everyone. So it is best to think deeply and broadly about the issues, search for any clues that might help improve the process, recognize limitations when confronted with complex and unknowable scenarios, and acknowledge that the future is inherently uncertain.

With a significant amount of our capital and net worth alongside of yours, we think it is always prudent to keep a vigilant watch on overall risk levels in the portfolio to mitigate potential capital loss. We have spoken at length in this letter to that point, but would remind you that the primary investment and risk management process involves thorough fundamental research, searching for high-quality businesses around the world available at attractive purchase prices. This has historically been a time-honored means for successful outcomes in the investment industry, and we hope to continue to execute better on this goal each and every day.

Thank you for your continued support of Janus Global Opportunities Fund.

Janus Global Opportunities Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Esprit Holdings, Ltd.	4.10%
Amazon.com, Inc.	4.06%
Apollo Group, Inc. - Class A	4.03%
Expedia, Inc.	3.62%
Liberty Global, Inc. - Class A	2.58%

5 Largest Detractors from Performance – Holdings

Contribution
Promise Corp.	(0.41)%
Centex Corp.	(0.36)%
Acom Corp.	(0.34)%
NewAlliance Bancshares, Inc.	(0.32)%
Pulte Homes, Inc.	(0.28)%

5 Largest Contributors to Performance – Sectors

	Fund contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Consumer Discretionary	22.67%	46.34%	11.17%
Consumer Staples	2.72%	7.50%	8.12%
Information Technology	2.01%	8.73%	10.60%
Telecommunication Services	1.20%	2.12%	4.58%
Financials	1.16%	22.40%	25.48%

5 Lowest Contributors to Performance – Sectors

	Fund contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Utilities	0.00%	0.00%	4.35%
Energy	0.00%	0.00%	9.35%
Industrials	0.32%	4.83%	11.04%
Health Care	0.42%	3.54%	8.91%
Materials	1.14%	4.55%	6.40%

Janus International & Global Funds October 31, 2007 7

Janus Global Opportunities Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

Dell, Inc. Computers	7.9%
Esprit Holdings, Ltd. Apparel Manufacturers	7.0%
Liberty Global, Inc. - Class A Broadcast Services and Programming	5.5%
Apollo Group, Inc. - Class A Schools	5.5%
Willis Group Holdings, Ltd. Insurance Brokers	5.3%
31.2%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

8 Janus International & Global Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007							Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Global Opportunities Fund	30.59%		18.66%		11.89%		1.17%
Morgan Stanley Capital International World IndexSM	20.39%		18.31%		8.95%
Lipper Quartile	1	st	2	nd	1	st
Lipper Ranking - based on total return for Global Funds	64/408		121/263		39/211

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – June 29, 2001

Janus International & Global Funds October 31, 2007 9

Janus Global Opportunities Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,115.40	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

*Expenses are equal to the annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10 Janus International & Global Funds October 31, 2007

Janus Global Opportunities Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 97.7%
Agricultural Chemicals - 2.6%
20,007	Syngenta A.G.	$4,832,126
Apparel Manufacturers - 7.0%
773,500	Esprit Holdings, Ltd.	13,153,432
Broadcast Services and Programming - 5.5%
266,573	Liberty Global, Inc. - Class A*	10,462,990
Building - Residential and Commercial - 6.6%
63,695	Centex Corp.	1,596,197
147,800	KB Home#	4,085,192
201,235	Pulte Homes, Inc.	2,986,327
131,081	Ryland Group, Inc.#	3,726,633
		12,394,349
Cellular Telecommunications - 2.3%
1,105,391	Vodafone Group PLC	4,359,641
Computers - 7.9%
493,500	Dell, Inc.*	15,101,099
Dental Supplies and Equipment - 2.5%
120,725	Patterson Companies, Inc.*	4,721,555
Diversified Operations - 1.5%
70,653	Tyco International, Ltd.	2,908,784
E-Commerce/Services - 6.5%
299,987	Expedia, Inc.*,#	9,797,575
80,632	IAC/InterActiveCorp*	2,375,419
		12,172,994
Electronic Components - Miscellaneous - 5.2%
177,115	Koninklijke (Royal) Philips Electronics N.V.	7,352,933
70,653	Tyco Electronics, Ltd.	2,520,193
		9,873,126
Finance - Investment Bankers/Brokers - 3.6%
144,565	JP Morgan Chase & Co.	6,794,555
Food - Canned - 3.2%
215,240	TreeHouse Foods, Inc.*	6,005,196
Food - Catering - 2.8%
434,729	Nissin Healthcare Food Service Company, Ltd.	5,319,727
Food - Retail - 4.5%
93,430	Metro A.G.	8,468,746
Human Resources - 1.9%
2,841	Pasona, Inc.	3,661,804
Insurance Brokers - 5.3%
234,300	Willis Group Holdings, Ltd.	9,917,919
Medical Products - 1.6%
70,653	Covidien, Ltd.	2,939,165
Multimedia - 2.1%
89,822	Vivendi Universal S.A.	4,054,897

Shares or Principal Amount		Value
Property and Casualty Insurance - 4.2%
857,000	Nipponkoa Insurance Company, Ltd.#	$7,843,104
Reinsurance - 2.1%
913	Berkshire Hathaway, Inc. - Class B*	4,029,982
Retail - Apparel and Shoe - 1.8%
74,223	Next PLC	3,420,648
Rubber/Plastic Products - 2.6%
288,100	Tenma Corp.	4,995,126
Savings/Loan/Thrifts - 3.3%
439,910	NewAlliance Bancshares, Inc.	6,154,341
Schools - 5.5%
130,470	Apollo Group, Inc. - Class A*	10,341,052
Television - 5.0%
660,769	British Sky Broadcasting Group PLC	9,364,705
Therapeutics - 0.6%
113,675	MannKind Corp.*,#	1,037,853
Total Common Stock (cost $128,564,860)		184,328,916
Money Market - 2.0%
3,803,596	Janus Institutional Cash Management Fund - Institutional Shares, 5.15% (cost $3,803,596)	3,803,596
Other Securities - 8.7%
16,370,950	Allianz Dresdner Daily Asset Fund† (cost $16,370,950)	16,370,950
Total Investments (total cost $148,739,406) – 108.4%		204,503,462
Liabilities, net of Cash, Receivables and Other Assets – (8.4)%		(15,887,225)
Net Assets – 100%		$188,616,237

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$25,980,135	12.7%
France	4,054,897	2.0%
Germany	8,468,746	4.1%
Japan	21,819,761	10.6%
Netherlands	7,352,933	3.6%
Switzerland	4,832,126	2.4%
United Kingdom	17,144,994	8.4%
United States††	114,849,870	56.2%
Total	$204,503,462	100.0%

††Includes Short-Term Securities and Other Securities (46.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus International & Global Funds October 31, 2007 11

Janus Global Research Fund (unaudited)

Ticker: JARFX

Team-Based Approach
Led by Jim Goff,
Director of Research

Fund Snapshot

This fund pulls together the best ideas from Janus' research analysts into a single package.

Performance Overview

For the 12-month period ended October 31, 2007, Janus Global Research Fund gained 38.09%, outperforming its primary benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index, which advanced 24.05% and its secondary benchmark, the Russell 1000® Index, which rose 15.03%.

Equity markets worldwide were strong for the 12 months ended October 31, 2007. Many indices finished near record highs. Emerging markets like India, Brazil and China outpaced developed markets. In local terms, without the impact of the weakening U.S. dollar, stocks in the U.S. slightly outperformed those of developed non-U.S. markets. But the strength of foreign currencies pushed non-U.S. market returns above those in the U.S. when viewed in U.S. dollar terms. The trade-weighted U.S. dollar index fell more than 10% during the time period on concerns, among other issues, of slower relative growth and falling rates in the U.S.

The volatility in global markets increased sharply late in the time period amid uncertainty about subprime loans and the related turmoil in credit markets. By focusing on deeply researching our investments and maintaining a long term perspective, we were able to produce satisfying results during the period. By design, stock selection was the primary driver of the portfolio's outperformance during the time period. The portfolio is a collection of the best picks from our 37 research analysts, with similar sector and non-U.S. weights as the Fund's primary benchmark. The analysts, divided into eight global sector teams, discuss ideas among each other and choose the best ones for inclusion in the portfolio. The result is a portfolio of well-researched, high conviction ideas that is diversified in an attempt to control risk. As of October 31, 2007, the Fund held 114 stocks with the top 10 securities representing 20% of the Fund's net assets.

Contributors to Fund Performance

Leading the Fund's 12-month performance was Reliance Industries, an Indian petrochemical, gas and exploration company. In 2006, investors cheered the company's spin-off of its telecommunications, power generation, fuel management and financial services divisions. This unlocked shareholder value and since that time we are pleased that Reliance has continued to post strong results as it has focused on its oil and gas exploration, production, refining and marketing, and petrochemical businesses. There has also been positive news on some oil- and gas-producing properties Reliance has off the coast of India. We believe the company is well positioned, attractively valued, and we kept Reliance among the larger positions in the portfolio.

Owens-Illinois, North America's largest glass container manufacturer, was a strong contributor to Fund performance. Over the past year the company went through significant restructuring efforts, including divesting a large plastics division that was an underperforming, non-core part of the company. We purchased Owens-Illinois confident in management's strategy to improve the firm's profit margins and returns, and we are pleased that our thesis is playing out as we feel this stock has room to grow.

Also posting strong results was Potash Corporation of Saskatchewan. The company produces potash, nitrogen and phosphate, all three important components of fertilizers. We bought Potash Corporation because of a long-term bullish view on agriculture and related products. As developing markets become wealthier, the demand for meats and grains increases far faster than the amount of land dedicated to agriculture, especially as some farmers dedicate more land for ethanol-related corn production. The result is a need for more efficiency and therefore an increased use of fertilizer. With limited new supply coming on-stream, potash prices have risen steadily through the year, boosting profits.

Another top performer was Companhia Vale do Rio Doce (CVRD), a Brazilian iron ore company. CVRD is the second-largest nickel producer in the world after its acquisition of Inco, a Canadian company. CVRD has benefited from its low-cost position in Brazil and has built a strong iron ore transportation infrastructure. Iron ore, the core material for steel making, is benefiting from infrastructure investments around the world, especially in China.

Shanghai Electric Group, the largest power generation equipment manufacturer in China also provided a boost to performance. Shanghai Electric also manufactures industrial products such as machine tools, environmental equipment and subway cars. It is a clear beneficiary of the growing infrastructure spending in China. The stock benefited in the last 12 months from some changes in tax policy in China to encourage capital investment. The stock's valuation remained attractive.

Detractors to Fund Performance

The weak performers included C&C Group, which makes an alcoholic apple cider among other products. The company has a large market share in Ireland and had planned to grow its share in Great Britain to expand into other European markets. It is a seasonal drink, often consumed over ice on warm evenings, and unfortunately it was rainy and chilly in London for a good part of the summer. Additionally, a competitor launched a very similar premium positioned product. The result was that C&C's product did not take off as planned, the company issued a series

12 Janus International & Global Funds October 31, 2007

(unaudited)

of profit warnings, and the stock took a big hit. We believed this was an atypical summer and that next summer C&C Group will see improved results from its advertising and distribution efforts.

Japanese auto manufacturer Nissan Motor declined after issuing a profit warning and announcing cost reductions. We exited the position on the news and amid our concerns of the impact of a weakening U.S dollar and slower consumer activity in the U.S.

The subprime loan issues that have dominated the financial markets for months hurt the stock price of global investment bank Merrill Lynch. The stock initially had suffered from uncertainty and later from the announcement of some large write-downs in its mortgage pool. We like the stock's valuation, but our concern is that it is unclear how long it will take for the market to ignore the subprime issues and to focus on the value of its core businesses. We exited the position.

Nobel Biocare, a Swiss company, was another laggard. The company manufactures dental implants, which are gaining popularity over dental bridges. Despite a recent slow-down in business, we think the products maintain a long-term growth potential. We continued to own the stock during its weakness and held it at the end of the period.

Outlook

We have always been deeply committed to adding value through research that digs deep. We have also developed great conviction in the effectiveness of our analyst-driven, team-refined investment process. I believe this process captures the value of individual analysts, who are closest to their stocks, while bringing us the benefit of debate and the comparison of best ideas from the entire analyst team.

We would caution investors that our recent investment returns, both on an absolute basis and relative to the market, likely will not continue at such a high level. Looking ahead, we are excited about the Janus Global Research Fund. We are pleased not only with our performance during the period, but also with how we achieved it – through outperformance by each of our eight global sector teams. Long-term, we are optimistic about our ability to produce market-beating returns due to the strength of the Janus research team and a consistent investment process that seeks to produce a well diversified portfolio of best ideas. The Fund attempts to add value through research, and to manage risk through diversification, in an effort to produce strong risk-adjusted returns for our investors. We appreciate your investment in the Fund.

Janus Global Research Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd.	2.38%
Owens-Illinois, Inc.	2.30%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2.22%
Companhia Vale do Rio Doce (ADR)	2.03%
Wellstream Holdings PLC	1.72%

5 Largest Detractors from Performance – Holdings

Contribution
C&C Group PLC	(0.43)%
Nissan Motor Company, Ltd.	(0.24)%
Merrill Lynch & Company, Inc.	(0.22)%
J.C. Penney Company, Inc.	(0.22)%
Whole Foods Market, Inc.	(0.21)%

4 Largest Contributors to Performance – Sectors

	Fund contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World Growth Index Weighting
Industrials	11.47%	22.46%	22.14%
Technology	7.94%	16.73%	17.25%
Energy	6.52%	8.91%	8.67%
Health Care	3.71%	12.96%	13.21%

5 Lowest Contributors to Performance – Sectors

	Fund contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World Growth Index Weighting
Other*	0.00%	0.00%	0.28%
Retail	2.15%	5.97%	5.79%
Communications	2.55%	10.06%	10.24%
Financials	2.78%	12.60%	12.22%
Staples	3.53%	10.33%	10.21%

*Industry not classified by Global Classification Standard.

Janus International & Global Funds October 31, 2007 13

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

Reliance Industries, Ltd. Oil Refining and Marketing	2.4%
Owens-Illinois, Inc. Containers - Metal and Glass	2.3%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.3%
Syngenta A.G. Agricultural Chemicals	2.1%
Embraer-Empresa Brasileira de Aeronautica S.A. (ADR) Aerospace and Defense	2.0%
11.1%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 14.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

14 Janus International & Global Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007					Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Global Research Fund	38.09%		26.05%		1.16%	1.16%
Morgan Stanley Capital International World Growth Index	24.05%		16.51%
Russell 1000® Index	15.03%		12.17%
Lipper Quartile	1	st	1	st
Lipper Ranking - based on total return for Global Funds	15/408		12/329

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Services LLC are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective December 31, 2006, Janus Research Fund changed its name to "Janus Global Research Fund" and adopted an additional investment strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States.

See Notes to Schedules of Investments for index definitions.

Effective January 1, 2007, the Fund changed its primary benchmark from the Russell 1000® Index to the Morgan Stanley Capital International ("MSCI") World Growth Index. The new benchmark provides a more appropriate representation of the Fund's investments. The benchmark index is used to calculate the Fund's performance-based fee adjustment to the investment advisory fee for periods after January 1, 2007.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – February 25, 2005

Janus International & Global Funds October 31, 2007 15

Janus Global Research Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,181.60	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

16 Janus International & Global Funds October 31, 2007

Janus Global Research Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 97.8%
Advertising Sales - 0.7%
36,679	Lamar Advertising Co.*	$1,960,859
Aerospace and Defense - 5.2%
542,857	BAE Systems PLC	5,639,596
32,543	Boeing Co.	3,208,414
118,837	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	5,795,680
		14,643,690
Agricultural Chemicals - 4.4%
52,680	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	6,470,157
25,491	Syngenta A.G.	6,156,631
		12,626,788
Agricultural Operations - 1.5%
14,238	Bunge, Ltd.#	1,640,075
2,936,000	Chaoda Modern Agriculture Holdings, Ltd.	2,674,536
		4,314,611
Apparel Manufacturers - 1.0%
109,200	Esprit Holdings, Ltd.	1,856,956
287,500	Ports Design, Ltd.	1,090,141
		2,947,097
Applications Software - 1.3%
44,938	Infosys Technologies, Ltd.	2,122,609
77,820	Red Hat, Inc.*	1,680,134
		3,802,743
Athletic Footwear - 0.6%
25,131	NIKE, Inc. - Class B	1,665,180
Audio and Video Products - 0.9%
52,100	Sony Corp.	2,574,397
Automotive - Cars and Light Trucks - 1.1%
48,061	BMW A.G.	3,216,541
Beverages - Non-Alcoholic - 0.9%
39,233	Coca-Cola Co.	2,423,030
Beverages - Wine and Spirits - 0.7%
232,023	C&C Group PLC	1,856,120
Brewery - 1.5%
46,431	InBev N.V.	4,388,984
Building - Residential and Commercial - 0.5%
3,284	NVR, Inc.*	1,562,363
Casino Services - 0.7%
43,098	International Game Technology	1,879,504
Cellular Telecommunications - 2.2%
54,283	America Movil S.A. de C.V. - Series L (ADR)	3,549,566
713,092	Vodafone Group PLC	2,812,421
		6,361,987
Chemicals - Diversified - 1.0%
45,700	Shin-Etsu Chemical Company, Ltd.	2,927,753
Commercial Banks - 0.5%
33,667	Standard Chartered PLC	1,312,153
Commercial Services - 1.2%
350,900	Park24 Company, Ltd.	3,477,653
Computers - 1.6%
24,050	Apple, Inc.*	4,568,298

Shares or Principal Amount		Value
Computers - Memory Devices - 1.2%
130,270	EMC Corp.*	$3,307,555
Computers - Peripheral Equipment - 0.8%
62,225	Logitech International S.A.*	2,163,180
Containers - Metal and Glass - 2.3%
148,979	Owens-Illinois, Inc.*,#	6,617,647
Cosmetics and Toiletries - 0.9%
62,055	Avon Products, Inc.	2,543,014
Data Processing and Management - 0.7%
25,040	NAVTEQ Corp.*	1,933,088
Distribution/Wholesale - 0.6%
331,600	Li & Fung, Ltd.	1,570,108
Diversified Minerals - 1.6%
122,086	Companhia Vale do Rio Doce (ADR)	4,600,200
Diversified Operations - 2.7%
87,964	General Electric Co.	3,620,598
210,000	Hutchison Whampoa, Ltd.	2,646,603
727,000	Melco International Development, Ltd.	1,387,589
		7,654,790
Drug Delivery Systems - 0.8%
52,875	Hospira, Inc.*	2,185,324
Electric - Generation - 0.4%
53,820	AES Corp.*	1,152,286
Electronic Components - Semiconductors - 3.4%
839,486	ARM Holdings PLC	2,601,852
49,340	Microsemi Corp.*,#	1,312,937
5,778	Samsung Electronics Company, Ltd.	3,588,571
70,775	SiRF Technology Holdings, Inc.*	2,109,803
		9,613,163
Electronic Forms - 0%
2,050	Adobe Systems, Inc.*	98,195
Energy - Alternate Sources - 1.5%
74,005	JA Solar Holdings Company, Ltd. (ADR)*	4,262,688
Engineering - Research and Development Services - 1.3%
120,176	ABB, Ltd.	3,634,637
Enterprise Software/Services - 0.5%
63,965	Oracle Corp.*	1,418,104
Entertainment Software - 0.6%
26,145	Electronic Arts, Inc.*	1,597,982
Finance - Investment Bankers/Brokers - 2.6%
38,271	JP Morgan Chase & Co.	1,798,737
82,700	Nomura Holdings, Inc.	1,473,635
73,606	optionsXpress Holdings, Inc.	2,190,514
34,611	UBS A.G.	1,858,075
		7,320,961
Finance - Mortgage Loan Banker - 0.6%
27,926	Fannie Mae	1,592,899
Finance - Other Services - 0.5%
2,245	CME Group, Inc.	1,495,731
Food - Diversified - 1.7%
70,587	Cadbury Schweppes PLC	936,401
41,973	Kraft Foods, Inc. - Class A	1,402,318
5,613	Nestle S.A.	2,595,319
		4,934,038

See Notes to Schedules of Investments and Financial Statements.
Janus International & Global Funds October 31, 2007 17

Janus Global Research Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Food - Retail - 1.0%
266,664	Tesco PLC	$2,712,397
Independent Power Producer - 0.6%
34,409	NRG Energy, Inc.*	1,571,115
Investment Management and Advisory Services - 1.2%
32,669	National Financial Partners Corp.	1,786,015
23,543	T. Rowe Price Group, Inc.	1,512,402
		3,298,417
Life and Health Insurance - 0.9%
676,494	Sanlam, Ltd.	2,485,049
Machinery - General Industrial - 2.0%
5,615,405	Shanghai Electric Group Company, Ltd.	5,624,498
Medical - Biomedical and Genetic - 0.8%
35,929	Celgene Corp.*	2,371,314
Medical - Drugs - 3.0%
40,686	Merck & Company, Inc.	2,370,366
32,267	Novartis A.G.	1,719,496
14,212	Roche Holding A.G.	2,430,060
27,350	Shire PLC (ADR)	2,055,353
		8,575,275
Medical - HMO - 1.1%
43,737	Coventry Health Care, Inc.*	2,637,778
10,070	UnitedHealth Group, Inc.	494,941
		3,132,719
Medical Instruments - 0.7%
48,039	St. Jude Medical, Inc.*	1,956,628
Medical Products - 0.8%
7,656	Nobel Biocare Holding A.G.	2,236,827
Multimedia - 1.4%
37,373	McGraw-Hill Companies, Inc.	1,870,145
94,571	News Corporation, Inc. - Class A	2,049,353
		3,919,498
Oil - Field Services - 0.5%
15,310	Schlumberger, Ltd. (U.S. Shares)	1,478,487
Oil and Gas Drilling - 0.7%
67,395	Nabors Industries, Ltd.*	1,892,452
Oil Companies - Exploration and Production - 1.5%
14,497	Apache Corp.	1,504,934
40,791	EnCana Corp.	2,855,024
		4,359,958
Oil Companies - Integrated - 1.1%
18,560	Lukoil (ADR)	1,698,666
13,450	Suncor Energy, Inc.	1,473,319
		3,171,985
Oil Field Machinery and Equipment - 1.8%
265,678	Wellstream Holdings PLC*	5,119,297
Oil Refining and Marketing - 2.4%
95,756	Reliance Industries, Ltd.	6,796,872
Optical Supplies - 0.6%
11,679	Alcon, Inc. (U.S. Shares)	1,777,661
Power Converters and Power Supply Equipment - 0.9%
49,137	Hubbell, Inc.	2,702,535
Real Estate Management/Services - 0.6%
60,000	Mitsubishi Estate Company, Ltd.	1,793,012

Shares or Principal Amount		Value
Real Estate Operating/Development - 2.7%
449,000	CapitaLand, Ltd.	$2,528,096
1,036,995	Hang Lung Properties, Ltd.	5,096,800
		7,624,896
Reinsurance - 0.6%
420	Berkshire Hathaway, Inc. - Class B*	1,853,880
REIT - Diversified - 0.4%
64,561	CapitalSource, Inc.	1,176,301
Respiratory Products - 0.7%
42,222	Respironics, Inc.*	2,113,633
Retail - Apparel and Shoe - 2.1%
21,010	Abercrombie & Fitch Co. - Class A	1,663,992
25,588	Hennes & Mauritz A.B. - Class B	1,708,217
22,728	Industria de Diseno Textil S.A.	1,698,327
25,142	Nordstrom, Inc.	991,600
		6,062,136
Retail - Consumer Electronics - 0.9%
22,182	Best Buy Company, Inc.	1,076,271
13,960	Yamada Denki Company, Ltd.	1,437,058
		2,513,329
Retail - Drug Store - 1.0%
65,272	CVS/Caremark Corp.	2,726,411
Semiconductor Components/Integrated Circuits - 2.1%
92,705	Cypress Semiconductor Corp.*	3,388,368
141,265	Marvell Technology Group, Ltd.*	2,547,008
		5,935,376
Soap and Cleaning Preparations - 0.8%
39,529	Reckitt Benckiser PLC	2,296,791
Telecommunication Equipment - 0.6%
35,345	CommScope, Inc.*	1,667,224
Telecommunication Equipment - Fiber Optics - 0.8%
90,670	Corning, Inc.	2,200,561
Telecommunication Services - 2.3%
77,290	Amdocs, Ltd. (U.S. Shares)*	2,658,776
56,555	SAVVIS, Inc.*	2,136,648
75,624	Time Warner Telecom, Inc. - Class A*	1,757,502
		6,552,926
Television - 1.3%
267,470	British Sky Broadcasting Group PLC	3,790,701
Therapeutics - 1.4%
45,307	Amylin Pharmaceuticals, Inc.*,#	2,039,722
26,723	Gilead Sciences, Inc.*	1,234,335
10,401	United Therapeutics Corp.*,#	711,844
		3,985,901
Tobacco - 1.0%
37,217	Altria Group, Inc.	2,714,236
Transportation - Services - 1.2%
27,116	C.H. Robinson Worldwide, Inc.	1,353,631
27,086	United Parcel Service, Inc. - Class B	2,034,158
		3,387,789
Web Portals/Internet Service Providers - 0.5%
46,961	Yahoo!, Inc.*	1,460,487

See Notes to Schedules of Investments and Financial Statements.
18 Janus International & Global Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Wireless Equipment - 1.6%
65,351	Crown Castle International Corp.*	$2,683,966
44,600	QUALCOMM, Inc.	1,905,758
		4,589,724
Total Common Stock (cost $221,259,256)		277,833,639
Equity-Linked Structured Notes - 0.4%
Finance - Investment Bankers/Brokers - 0.4%
23,958	Morgan Stanley Co., convertible, (Arch Coal, Inc.), 12.00%§ (cost $1,007,913)	1,058,225
Money Markets - 3.1%
7,316,170	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	7,316,170
1,523,400	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	1,523,400
Total Money Markets (cost $8,839,570)		8,839,570
Other Securities - 2.8%
8,089,435	Allianz Dresdner Daily Asset Fund† (cost $8,089,435)	8,089,435
Total Investments (total cost $239,196,174) – 104.1%		295,820,869
Liabilities, net of Cash, Receivables and Other Assets – (4.1)%		(11,659,329)
Net Assets – 100%		$284,161,540

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Belgium	$4,388,984	1.5%
Bermuda	10,596,740	3.6%
Brazil	10,395,880	3.5%
Canada	10,798,500	3.7%
Cayman Islands	2,674,536	0.9%
China	9,887,186	3.3%
Germany	3,216,541	1.1%
Hong Kong	9,130,992	3.1%
India	8,919,481	3.0%
Ireland	1,856,120	0.6%
Japan	13,683,508	4.6%
Mexico	3,549,566	1.2%
Netherlands	1,478,487	0.5%
Russia	1,698,666	0.6%
Singapore	2,528,096	0.9%
South Africa	2,485,049	0.8%
South Korea	3,588,571	1.2%
Spain	1,698,327	0.6%
Sweden	1,708,217	0.6%
Switzerland	24,571,886	8.3%
United Kingdom	31,935,738	10.8%
United States††	135,029,798	45.6%
Total	$295,820,869	100.0%

††Includes Short-Term Securities and Other Securities (39.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus International & Global Funds October 31, 2007 19

Janus Overseas Fund (unaudited)

Ticker: JAOSX

Brent Lynn
portfolio manager

Fund Snapshot

This growth fund invests in overseas companies based on their individual merits regardless of their geography or industry sector.

Performance Overview

During the 12-month period ended October 31, 2007, Janus Overseas Fund returned 50.24%. Its primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned 24.91%, and its secondary benchmark, the MSCI All Country World ex-U.S. IndexSM returned 32.43% for the same period. While I am very pleased with the short-term performance of the Fund, I continue to focus on long-term investing and performance. With that in mind, I remain confident in our research process and optimistic about the longer-term prospects for the companies in the Fund.

Investment Strategy

In general, global stock markets had a very positive year, driven by an environment of reasonable economic growth combined with still moderate interest rates and inflation. Prior to the summer onset of the subprime-led credit crisis, the U.S. economy had shown a remarkable resilience in the face of high oil prices, rising interest rates, and a slowing housing market. The economies of Continental Europe generally showed strength during the period, but Japan's economy disappointed expectations of acceleration. China and India continued to be among the fastest-growing large economies in the world, driven by globalization, urbanization, and infrastructure development. The Chinese economy has become the key growth engine for the Asian region and one of the key pillars of growth for the world.

Holdings in Brazil, India, China, Hong Kong, and Canada significantly contributed to the Fund's performance during the period. On a sector basis, our investments in consumer discretionary, energy, real estate and materials companies were significant positive contributors to performance.

Another factor affecting the Fund's absolute performance was currency. During the 12-month period, currency had a positive impact of 7.09% as the Fund was unhedged and the dollar depreciated in value versus most key global currencies. However, currency negatively affected the Fund relative to the MSCI EAFE® Index. The Fund was overweight in countries such as Canada, Brazil, and India whose currencies strengthened versus the dollar during the period. However, this positive effect was more than offset by the Fund's significant underweight position in Continental Europe, the U.K., and Australia. The European currencies, U.K. pound, and Aussie dollar all strengthened sharply versus the U.S. dollar.

During the period, our emerging market exposure remained at the high end of historical trends. However, as a result of sharp increases in global emerging markets, the valuations of some of our emerging market holdings began to look less attractive. Although the long-term growth outlook for these companies remains strong, I cut or sold some of our emerging market holdings as their share prices reached our valuation targets. At the same time, I increased our positions in some underperforming emerging market stocks which we believed had very strong business franchises and attractive valuations such as Korean technology company Samsung Electronics, Taiwanese semiconductor foundry Taiwan Semiconductor Manufacturing Company (TSMC), and Brazilian sugar producer Cosan.

Global financial markets corrected sharply in July and August due to fears about contagion from the U.S. housing downturn and problems in the U.S. subprime mortgage market. The potential for problems in the U.S. housing market, where prices had appreciated sharply and mortgage lending standards had been relaxed, had been anticipated by many observers for a long time. However, I was surprised by the rapid and powerful contagion effect from the U.S. housing market to the global commercial paper and inter-bank lending markets and to the global financial system in general. During the broad-based market sell-off, the Fund declined sharply. Moves by the Federal Reserve (Fed) to lower interest rates and provide liquidity at least temporarily alleviated the crisis. Many of our holdings recovered over the past few months as stocks generally bounced back. Despite the Fed's recent reductions in U.S. interest rates, I remain concerned about the near-term outlook for the U.S. economy as the financial system struggles with fallout from the subprime crisis and housing prices continue to fall across the country.

Although the near-term outlook is murky and recent volatility unsettling, I believe that sometimes volatility can give us the opportunity to buy great growth companies at attractive prices. As the market sold off during July and August, we reviewed the Fund stock by stock. In cases where our highest conviction stocks had fallen sharply and valuations looked particularly compelling, I added to some of our existing positions. To help fund these purchases, I sold some positions that had performed relatively well during the period. While I still believed in the management and long-term growth

20 Janus International & Global Funds October 31, 2007

(unaudited)

opportunities of many of these companies I sold, other high-conviction stocks appeared to offer more attractive valuations.

During the period, the Fund significantly increased its weighting in the technology sector. I increased our weighting based on bottom-up stock picking, not on a macro view of the technology sector. Based on in-depth research by our analyst team, we believed that some very strong technology franchises, with exciting medium- and long-term growth opportunities, were trading at undeservedly low valuations. Many of the largest technology holdings in the Fund are global leaders in their respective industries. For example, during the period, the Fund increased positions or bought new positions in Samsung Electronics, the global leader in memory semiconductors; Telefonaktiebolaget L.M. Ericsson, the global leader in wireless telecom infrastructure; TSMC, the global leader in semiconductor foundry; ARM Holdings, the global leader in intellectual property for mobile microprocessors; Amdocs, the global leader in telecom billing software, and Sharp, the global leader in solar cells and one of the global leaders in flat panel displays.

Stocks That Aided Performance

The leading contributor during the 12-month period was Indian conglomerate Reliance Industries. Detailed industry analysis and numerous company checks by analysts Laurent Saltiel and Geoff Jay gave us confidence in the sustainability of the global petrochemicals cycle and especially the global refining cycle. With world-class assets and a strong position in the fast-growing Indian market, we believe Reliance should be able to maintain higher than industry margins in its petrochemicals and refining businesses and also generate high returns on investment from its large capacity expansions. In addition, Geoff's analysis of Reliance's exploration properties offshore of India's East Coast indicated the potential for significant increases in the company's oil and gas reserves. We're also excited about the company's entrance into the undeveloped retail industry in India. We have been impressed with management's vision and ability to execute huge projects. Laurent's and Geoff's checks and analysis gave me the confidence to own a large position in Reliance during the period.

The second largest contributor to performance was Canadian fertilizer company Potash Corporation of Saskatchewan. In analyzing the company, Laurent has conducted thorough checks with global fertilizer competitors, leading agriculture logistics providers, as well as key buyers of fertilizer and agricultural commodities. Laurent correctly forecast an environment of very tight supply and demand and strong price increases in potash fertilizer. We have been very impressed by management and their focus on profitability. Laurent's work on Potash Corporation gave me the confidence to own a large position in the stock during the period.

Li & Fung, a Hong Kong-based logistics provider for the apparel and consumer product sectors, was the third largest contributor to performance. Analyst Dan Kozlowski's meetings with logistics companies and retailers helped us further appreciate Li & Fung's competitive advantages and open-ended long-term growth prospects as more and more U.S. and European retailers outsource non-core areas such as manufacturing logistics for their products. We have been impressed by the company's competitive advantages in its core business and by management's ability to find new avenues for growth. Dan's analysis gave me the conviction to further increase our position in Li & Fung during the period.

China Overseas Land & Investment, one of the leading residential housing developers in China, was another strong contributor to performance. Analyst Stephen Lew visited development projects and met with real estate companies in a number of key Chinese cities. Stephen's understanding of Chinese real estate markets and China Overseas Land & Investment's specific projects gave us a better appreciation for the company's competitive advantages in land acquisition and for the potential long-term growth of the housing market. We have been impressed by management's track record of successfully implementing its growth plans. Stephen's work gave me the conviction to own a large position in China Overseas Land & Investment during the period.

Stocks That Hindered Performance

Silicon-On-Insulator Technologies (SOITEC), the French manufacturer of silicon-on-insulator (SOI) semiconductor wafers, was the largest detractor to Fund performance during the period. I was disappointed by the pace of adoption of SOI technology by new semiconductor customers. Also, one of SOITEC's key end markets, high-end video game consoles, had experienced weaker than expected sales. In hindsight, I had been overly optimistic about the growth in SOI wafers. I significantly cut the position during the period.

Japanese technology company Sharp was another detractor to Fund performance during the period. Sharp was hurt by overcapacity and price declines in its flat panel televisions. Also, shortages of silicon raw material hindered the company's ability to grow its solar cell business. Analyst Garth Yettick has done tremendous in-depth research into Sharp's technologies and growth opportunities. Based on Garth's work, we gained conviction in Sharp's long-term competitive advantages in flat panel televisions and solar cells. As a result, I increased the position during the period.

Janus International & Global Funds October 31, 2007 21

Janus Overseas Fund (unaudited)

Park24 Company, a Japanese parking lot operator, also detracted from Fund performance during the period. The stock fell as the implementation of tighter parking regulations was phased in more gradually than expected. Also, the Japanese stock market, and smaller cap Japanese stocks in particular, underperformed many global markets. Analyst Julian McManus has done excellent research on Park24 and the Japanese parking industry. As a result of his work, I gained conviction in the long-term growth in parking demand and in Park24's competitive advantages due to its brand and technology infrastructure. Julian's work gave me the confidence to own the stock during the period.

Outlook

By nature, global stock markets often experience significant volatility. During volatile markets, such as July and August of this year, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous, in-depth fundamental research our analyst team does on a daily basis. In this letter, I've tried to provide a few examples of the value-added research performed by our team. Laurent, Geoff, Dan, Stephen, Garth, Julian, and the rest of Janus' investment team travel thousands and thousands of miles every year meeting competitors, suppliers and customers of the companies in the Fund. These meetings help us understand our companies better and lay the foundation for high-conviction investments in the Fund.

During the past 12-months, the markets and the Fund performed well. I consider 12-months to be a short length of time, and in future 12-month periods, the performance of the Fund may be considerably worse and perhaps negative. Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high-conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

Janus Overseas Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd.	6.03%
Potash Corporation of Saskatchewan, Inc.	4.54%
Li & Fung, Ltd.	3.84%
China Overseas Land & Investment, Ltd.	3.68%
Companhia Vale do Rio Doce (ADR)	2.62%

5 Largest Detractors from Performance – Holdings

Contribution
Silicon-On-Insulator Technologies (SOITEC)	(0.85)%
Sharp Corp.	(0.80)%
Park24 Company, Ltd.	(0.46)%
Melco International Development, Ltd.	(0.37)%
Actions Semiconductor Company, Ltd. (ADR)	(0.29)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Financials	11.35%	14.13%	29.24%
Consumer Discretionary	10.95%	24.27%	11.76%
Energy	9.15%	11.75%	7.19%
Materials	7.82%	6.84%	8.98%
Consumer Staples	4.65%	9.07%	7.94%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Other*	0.17%	0.21%	0.00%
Utilities	0.19%	0.34%	5.43%
Health Care	0.43%	3.63%	6.73%
Telecommunication Services	1.24%	1.10%	5.50%
Information Technology	1.26%	18.30%	5.55%

*Industry not classified by Global Industry Classification Standard.

22 Janus International & Global Funds October 31, 2007

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

Li & Fung, Ltd. Distribution/Wholesale	5.4%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	5.4%
Reliance Industries, Ltd. Oil Refining and Marketing	4.8%
Taiwan Semiconductor Manufacturing Company, Ltd. Semiconductor Components/Integrated Circuits	3.7%
Bunge, Ltd. Agricultural Operations	3.0%
22.3%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 36.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

Janus International & Global Funds October 31, 2007 23

Janus Overseas Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Overseas Fund	50.24%		33.91%		16.08%		16.94%		0.92%
Morgan Stanley Capital International EAFE® Index	24.91%		23.21%		9.26%		8.24%
Morgan Stanley Capital International All Country World ex-U.S. IndexSM	32.43%		25.89%		N/A		10.18	%**
Lipper Quartile	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for International Funds	2/1049		3/678		9/303		1/113

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund held approximately 13.1% of its net assets in Brazilian securities as of October 31, 2007 and the Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – May 2, 1994

**The Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index'sSM since inception returns are calculated from December 31, 1998.

24 Janus International & Global Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,263.40	$5.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

*Expenses are equal to the annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus International & Global Funds October 31, 2007 25

Janus Overseas Fund

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Common Stock - 98.3%
Aerospace and Defense - 1.4%
3,259,205	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)#	$158,951,428
Agricultural Chemicals - 3.1%
2,749,925	Potash Corporation of Saskatchewan, Inc.#	342,430,305
8,008,000	Sinochem Hong Kong Holdings, Ltd.	7,535,835
		349,966,140
Agricultural Operations - 4.7%
34,400	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*,£	23,267,430
3,000,080	Bunge, Ltd.#	345,579,215
141,430,022	Chaoda Modern Agriculture Holdings, Ltd.£	128,835,033
33,925,346	China Green Holdings, Ltd.	38,164,104
		535,845,782
Apparel Manufacturers - 2.5%
16,660,000	Esprit Holdings, Ltd.	283,304,705
Applications Software - 0.4%
918,473	Infosys Technologies, Ltd.	43,383,315
Audio and Video Products - 2.3%
5,391,900	Sony Corp.#	266,427,850
Batteries and Battery Systems - 0.6%
7,446,500	BYD Company, Ltd.	70,199,759
Beverages - Wine and Spirits - 1.1%
16,371,332	C&C Group PLC£	130,966,115
Broadcast Services and Programming - 0.3%
1,558,060	Grupo Televisa S.A. (ADR)	38,717,791
Building - Residential and Commercial - 1.6%
2,748,390	Gafisa S.A.	49,127,193
4,070,200	MRV Engenharia e Participacoes S.A.*	84,707,597
1,609,500	Rossi Residencial S.A.	54,338,536
		188,173,326
Casino Hotels - 0.4%
2,929,119	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	46,572,992
Chemicals - Diversified - 1.3%
728,977	K+S A.G.	152,930,728
Commercial Banks - 2.0%
1,323,237	Anglo Irish Bank Corporation PLC	22,341,840
1,973,525	Banca Generali S.P.A. (144A)#	24,434,420
286,925	Banco Compartamos S.A.*	1,507,298
25,111,867	Banco de Oro	36,503,515
495,960	Banco de Oro-EPCI, Inc. (GDR)	14,412,196
1,099,530	Banco Macro Bansud S.A. (ADR)	30,402,005
765,810	Julius Baer Holding, Ltd.	66,679,475
2,834,764	Punjab National Bank, Ltd.	37,949,703
		234,230,452
Commercial Services - 0.6%
6,769,800	Park24 Company, Ltd.#	67,093,232
Computers - 0.4%
4,011,200	Foxconn Technology Company, Ltd.	49,164,527
Computers - Peripheral Equipment - 0.6%
2,017,099	Logitech International S.A.*	70,122,101
Cosmetics and Toiletries - 1.4%
704,680	LG Household & Health Care, Ltd.	157,073,203

Shares/Principal/Contract Amounts		Value
Dental Supplies and Equipment - 0.3%
861,873	Osstem Implant Company, Ltd.*,£	$39,997,944
Distribution/Wholesale - 5.4%
130,428,110	Li & Fung, Ltd.	617,569,906
Diversified Financial Services - 0.2%
494,156	Reliance Capital, Ltd.	26,822,947
Diversified Operations - 1.6%
4,329,428	Max India, Ltd.*	28,996,244
63,469,090	Melco International Development, Ltd.£	121,140,316
88,157,621	Polytec Asset Holdings, Ltd.§,£	27,666,685
		177,803,245
Electric - Distribution - 0.3%
2,780,900	Equatorial Energia S.A.	31,188,265
Electric Products - Miscellaneous - 2.9%
21,350,000	Sharp Corp.#	336,171,087
Electronic Components - Semiconductors - 8.4%
83,905,927	ARM Holdings PLC£	260,052,937
136,385	Oerlikon-Buehrle Holding A.G.*	65,125,951
986,593	Samsung Electronics Company, Ltd.	612,748,105
907,387	Silicon-On-Insulator Technologies (SOITEC)*,£	17,366,117
		955,293,110
Energy - Alternate Sources - 1.2%
197,070	SunPower Corp. - Class A*,#,£	24,921,472
1,882,270	Suntech Power Holdings Company, Ltd. (ADR)*,#	110,846,881
		135,768,353
Finance - Investment Bankers/Brokers - 1.5%
9,393,800	Nomura Holdings, Inc.	167,388,505
Finance - Mortgage Loan Banker - 0.9%
1,451,809	Housing Development Finance Corporation, Ltd.	102,997,011
Finance - Other Services - 1.7%
22,754,712	IG Group Holdings PLC£	197,419,135
Gambling - Non-Hotel - 0.2%
1,206,100	Great Canadian Gaming Corp.*	17,879,500
Hotels and Motels - 0.3%
4,121,050	Kingdom Hotel Investments (ADR)*	33,401,034
Insurance Brokers - 0.2%
1,354,044	Eurodekania, Ltd.*,°,§,£	19,611,888
Internet Connectivity Services - 0.5%
965,304	NDS Group PLC (ADR)*,£	57,532,118
Internet Content - Entertainment - 0%
61,490	Meetic*	2,797,308
Investment Companies - 1.6%
3,534,400	Bradespar S.A.	111,356,689
7,909,060	SM Investments Corp.	69,514,047
		180,870,736
Investment Management and Advisory Services - 0.4%
5,090,432	Bluebay Asset Management	48,781,389
Life and Health Insurance - 0.2%
5,386	Sony Financial Holdings, Inc.*	19,377,460
Medical - Biomedical and Genetic - 0.2%
436,810	Celgene Corp.*	28,829,460

See Notes to Schedules of Investments and Financial Statements.
26 Janus International & Global Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares/Principal/Contract Amounts		Value
Multimedia - 1.9%
11,293,890	Publishing & Broadcasting, Ltd.#	$220,632,127
Oil and Gas Drilling - 1.7%
6,935,532	Nabors Industries, Ltd.*	194,749,739
Oil Companies - Exploration and Production - 1.6%
1,620,217	Niko Resources, Ltd.	181,510,968
Oil Companies - Integrated - 0.5%
594,680	Lukoil (ADR)	54,426,858
Oil Field Machinery and Equipment - 1.0%
5,817,040	Wellstream Holdings PLC*	112,087,387
Oil Refining and Marketing - 5.2%
536,200	Petroplus Holdings A.G.*	46,577,774
7,661,562	Reliance Industries, Ltd.	543,826,601
		590,404,375
Public Thoroughfares - 1.9%
8,729,402	Companhia de Concessoes Rodoviarias	161,436,912
2,903,400	Obrascon Huarte Lain Brasil S.A.	52,032,258
		213,469,170
Real Estate Management/Services - 3.7%
827,100	Daito Trust Construction Company, Ltd.#	38,316,764
2,397,919	IVG Immobilien A.G.	108,974,143
473,065	Jones Lang LaSalle, Inc.	45,097,286
5,207,000	Mitsubishi Estate Company, Ltd.	155,603,572
257,787	Orco Property Group	40,797,807
2,651,200	Sao Carlos Empreendimentos e Participacoes S.A.*,£	31,879,385
		420,668,957
Real Estate Operating/Development - 9.6%
3,235,065	Ablon Group*	16,510,570
137,368,440	Ayala Land, Inc.	47,840,604
4,247,945	Brascan Residential Properties S.A.	33,889,259
9,180,000	CapitaLand, Ltd.	51,688,021
127,225,000	China Overseas Land & Investment, Ltd.	304,840,548
14,866,500	Cyrela Brazil Realty S.A.	258,689,820
2,973,300	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes*	23,548,509
56,089,000	Hang Lung Properties, Ltd.	275,675,784
966,880	Iguatemi Empresa de Shopping Centers S.A.	16,489,166
2,992,955	PDG Realty S.A. Empreendimentos e Participacoes	45,851,143
1,584,880	Rodobens Negocios Imobiliarios S.A.	20,156,874
		1,095,180,298
Recreational Centers - 0.8%
6,710,253	Orascom Hotels & Development*	87,683,387
Retail - Major Department Stores - 2.6%
9,265,498	Arcandor A.G.*	297,294,294
Semiconductor Components/Integrated Circuits - 4.4%
5,783,139	Actions Semiconductor Company, Ltd. (ADR)*,#,£	28,915,695
2,548,350	Marvell Technology Group, Ltd.*	45,946,751
208,990,579	Taiwan Semiconductor Manufacturing Company, Ltd.	417,188,921
1,883,360	Vimicro International Corp. (ADR)*,#,£	9,548,635
		501,600,002
Semiconductor Equipment - 2.2%
5,751,517	ASML Holding N.V.*	201,248,986
939,895	KLA-Tencor Corp.	49,485,472
		250,734,458

Shares/Principal/Contract Amounts		Value
Sugar - 3.3%
5,807,259	Bajaj Hindusthan, Ltd.	$27,314,039
1,009,400	Bajaj Hindusthan, Ltd. (GDR) (144A)	4,746,584
13,335,458	Balrampur Chini Mills, Ltd.£	27,356,389
18,114,379	Cosan Limited*,£	230,052,614
5,048,700	Cosan S.A. Industria e Comercio£	79,445,956
456,173	Shree Renuka Sugars, Ltd.	9,087,811
		378,003,393
Telecommunication Services - 3.0%
6,552,237	Amdocs, Ltd. (U.S. Shares)*	225,396,952
5,860,307	Reliance Communications, Ltd.	116,963,887
		342,360,839
Telephone - Integrated - 0.2%
1,188,890	GVT Holdings S.A.*	25,842,447
Transportation - Marine - 0.1%
738,310	Star Asia Financial, Ltd. (144A)oo,§	8,121,410
Wireless Equipment - 1.9%
71,672,410	Telefonaktiebolaget L.M. Ericsson - Class B	215,392,534
Total Common Stock (cost $7,572,037,304)		11,230,786,490
Purchased Options - Puts - 0.4%
2,144,929	iShares MSCI Emerging Markets Index expires April 2008 exercise price $149.20	19,027,768
20,300	iShares MSCI Emerging Markets Index expires April 2008 exercise price $157.69	29,617,700
Total Purchased Options - Puts (premiums paid $59,724,555)		48,645,468
Rights - 0%
Batteries and Battery Systems - 0%
2,482,166	BYD Electric Company, Ltd. - expires 11/6/07oo (cost $0)	0
Money Markets - 0.8%
37,063,950	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	37,063,950
46,073,050	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	46,073,050
Total Money Markets (cost $83,137,000)		83,137,000
Other Securities - 2.5%
287,661,126	Allianz Dresdner Daily Asset Fund† (cost $287,661,126)	287,661,126
Total Investments (total cost $8,002,559,985) – 102.0%		11,650,230,084
Liabilities, net of Cash, Receivables and Other Assets – (2.0)%		(225,268,434)
Net Assets – 100%		$11,424,961,650

See Notes to Schedules of Investments and Financial Statements.
Janus International & Global Funds October 31, 2007 27

Janus Overseas Fund

Schedule of Investments

As of October 31, 2007

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Argentina	$30,402,005	0.3%
Australia	220,632,127	1.9%
Bermuda	1,532,850,255	13.2%
Brazil	1,492,251,477	12.8%
Canada	541,820,774	4.7%
Cayman Islands	339,213,962	2.9%
China	70,199,759	0.6%
Egypt	87,683,387	0.8%
France	20,163,425	0.2%
Germany	559,199,164	4.8%
Hong Kong	748,229,642	6.4%
Hungary	16,510,570	0.1%
India	969,444,531	8.3%
Ireland	153,307,955	1.3%
Italy	24,434,420	0.2%
Japan	1,050,378,471	9.0%
Luxembourg	40,797,807	0.4%
Mexico	40,225,089	0.3%
Netherlands	201,248,986	1.7%
Philippines	168,270,362	1.4%
Russia	54,426,858	0.5%
Singapore	51,688,021	0.4%
South Korea	809,819,253	7.0%
Sweden	215,392,534	1.9%
Switzerland	248,505,302	2.1%
Taiwan	466,353,448	4.0%
United Kingdom	920,881,807	7.9%
United States††	575,898,693	4.9%
Total	$11,650,230,084	100.0%

††Includes Short-Term Securities and Other Securities (1.8% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
28 Janus International & Global Funds October 31, 2007

Janus Worldwide Fund (unaudited)

Ticker: JAWWX

Jason Yee
portfolio manager

Fund Snapshot

This global fund offers geographic diversification in a single portfolio.

Janus Worldwide Fund advanced 26.53% over the 12 months ended October 31, 2007. The Fund outpaced the benchmark Morgan Stanley Capital International (MSCI) World IndexSM, which returned 20.39% during the period. I was pleased with this strong absolute and relative performance.

Amazon.com (Amazon), the online retail/e-commerce company, was a top contributing investment for the Fund over the past year. After a protracted period of underperformance, the shares broke through to a new all-time high after the company posted a string of positive quarterly results. Sales continue to grow at an extraordinary rate, across many product categories and around the world, while for the first time in a few years Amazon posted improved margins as well. The improvement in margins in particular proved to be a major inflection point for the stock market's view of the company's prospects and thus its share price.

Esprit Holdings, an apparel/retail company, was another top contributor. The 2006 fiscal year ended somewhat disappointingly for the company – marked by a "fashion miss" which led to much slower growth than in years past. Esprit Holdings bounced back quickly in fiscal 2007, posting much higher sales growth as well as improved margins. This performance highlights many of the positive aspects of the company's business model – multiple styles/collections for each season, the build-out of its own retail stores and geographic expansion.

Our homebuilder investments (Lennar Corp., Pulte Homes, Centex Corp. and Ryland Group) were the biggest detractors of performance during the year. Throughout the year the housing market continued to worsen – transaction volumes declined, prices declined, supply in the market increased, etc. – thus making it clear that housing exhibited its steepest downturn in at least the last 15-20 years. The stock market acknowledged this fact, with most major homebuilder shares down more than 60% from their 2005 peaks. I believe that the market has overdone the decline in stock prices, giving us the opportunity to buy these companies – which are competitively advantaged, have long histories of generating attractive returns on equity and have relatively high levels of insider ownership – at deeply discounted prices.

From a sector perspective, the consumer discretionary group was by far the largest contributor to performance, driven notably by Amazon and Esprit Holdings as mentioned earlier. The industrials and energy groups were the two largest detractors to relative performance during the period.

"May you live in interesting times..." is a phrase I have often heard used in the popular press attributed to an ancient Chinese curse or proverb. This may perhaps be due to a Robert Kennedy speech in South Africa in 1966 where he references as such...and the rest is history, so to speak. Unfortunately, Chinese scholars are unable to find any reference to such a proverb. Perhaps this should at the very least suggest that many Americans have more to learn about China, despite the fact that ironically China is one of the biggest forces behind these interesting times today.

China's stardom on the global stage, particularly in the Western media, vacillates wildly between fame and notoriety. Each day, the newspaper reminds us of its miraculous economic growth, along with its gravity defying stock markets and fountain of wealth creation. But turn the page, and we will subsequently read about tainted toys and pet food, unfair currency manipulation, and assorted other sordid tales about the costs of the Chinese economic miracle. China is a vast, populous, and diverse country with thousands of years of history, culture, and experience in its collective memory. So it is probably not surprising that China defies easy summation in a headline or short news article, much less a few paragraphs in this annual shareholder letter. I am going to focus on a single element of the China-U.S. economic relationship, and after a brief explanation of the major issues at hand, I hope to use this example to illustrate how we approach risk and uncertainty in a portfolio context.

Today's "interesting times" are largely supported by a financial conveyor belt many observers have dubbed "Bretton Woods II." This is in reference to a quaint time in history beginning in 1944 when the U.S. dollar and other currencies had a fixed exchange rate with an ounce of gold, which was subsequently renounced during the Nixon presidency. Financial commentators have written extensively on this subject under many names and guises, which might be cynically oversimplified as "the United States buys containers full of cheap goods from China/Asia that they don't need and can't afford, while China/Asia extends vendor financing to its most profligate customer to stash away over a trillion dollars in

Janus International & Global Funds October 31, 2007 29

Janus Worldwide Fund (unaudited)

U.S. government bonds while building even more factories." Warren Buffett explained this phenomenon of trade and current account deficits in his 2004 Berkshire Hathaway Chairman's letter, so I will not try to improve upon it or other such descriptions. Suffice it to say, as the U.S. continues to bequest its assets and become increasingly indebted to foreign nations through overspending, the long-term consequences may continue to have significant implications for investors, particularly for those of us here in America that denominate our wealth primarily in U.S. dollars.

I am describing all of this not because I simply wish to display my basic grasp of macroeconomics, nor because I know the resultant outcome, nor because I wish to moralize the fact that it is impossible for America to borrow itself into prosperity. All that history can assuredly say about the future is that it is certainly uncertain, often very surprising, and suffers no fools who make forecasts and predictions confidently. Much as I emphasized in last year's annual letter and mentioned earlier, this is all for the sake of communicating how we address risk in the portfolio.

Given there are an infinite number of outcomes and possibilities in describing how this relationship evolves, what framework can we use to help us understand the portfolio risks and exposures against the eventual "unwinding" of Bretton Woods II, or inversely, the risks involved in its unlikely continuation over the medium term? In explicitly quantifying this risk: at best, I can say the potential impacts are difficult to measure and that it is nearly impossible to predict its ultimate severity. Off the shelf risk management software, a common tool in the investment industry, will likely be very insufficient. Proprietary software may or may not be better, but may still lead to poor outcomes due to overconfidence in the models or poor inputs. But in qualitatively exploring this risk in particular, we can try to parse this risk into certain common sense groupings that help us estimate what sort of margin of error needs to exist:

(1)  As a global investor, I am acutely aware of, and attempt to be quite diversified against, risks pertaining to changes to the currency regime. The portfolio aims to perform reasonably in many different environments, the most obvious today being significant revaluations of the U.S. dollar. My point would be that I believe our portfolio is positioned to withstand the consensus gradual decline in the U.S. dollar, while still offering sufficient protection against surprising shocks related to either a disorderly devaluation scenario or even a decidedly non-consensus appreciation scenario.

(2)  It seems reasonable to presume from history that there will be significant "second order" downside effects from this unwinding, both in terms of risk appetite, liquidity, and quality preferences in the financial markets...just as there has been on the upside. In my own narrow observation, these second order effects, while somewhat appreciated and discussed, are not easily captured within traditional risk models, particularly with respect to price, correlation, or volatility histories. I again reach to quote Warren Buffett from his most recent annual letter which more eloquently re-emphasizes this point, about which I also opined about a year ago: "Certain perils that lurk in investment strategies cannot be spotted by use of the models commonly employed today by financial institutions." Common sense is again perhaps the best, and only available, tactic for capital preservation in many instances.

(3)  As in many cases in life, abstinence and avoidance are the "perfect" solutions but inevitably come burdened with some significant costs and consequences in their own right. So perhaps it is more realistic, at least in portfolio management, to be reasonable in our goals of risk prudence and chastity by limiting exposure to only the best and advantageous risk/reward situations. A potential cost of this strategy is always lagging short-term returns, as this discipline often means avoiding the momentum, hysteria, and irrational exuberance that characterizes the later stages of a financial bubble. Many investors believe that they will be able to recognize and exit the madness before the proverbial punchbowl is taken away. The technology boom and bust of the late 1990s is an example of many overstaying their welcome. I cannot firmly say whether Bretton Woods II and its resultant consequences are representative of any such madness (it may or may not be), but what I can say is that our portfolio strives to endure outcomes outside the normal probability distributions in both the positive and negative direction.

In summary, there are always many intrinsic and extrinsic risks contained in every investment portfolio. I have explored just one of them in this letter, albeit one that is au courant in the headlines today, but which may be surprisingly underestimated in severity by the financial markets. With any

30 Janus International & Global Funds October 31, 2007

(unaudited)

luck, this example of Bretton Woods II has provided a small degree of insight on the process by which risks are evaluated and analyzed within the portfolio. While I cannot ever promise that the portfolio will emerge unscathed from this or any other risk, what I can do is try to remain thoughtful, balanced, rational and cognizant of each risk taken. Buffett has even mentioned as much by saying: "Temperament is also important. Independent thinking, emotional stability, and a keen sense of both human and institutional behavior are vital to long-term investment success." There are no simple, formulaic recipes for successful risk management. Many of the truly devastating and catastrophic risks are by nature impossible to see except after the fact, when they are suddenly obvious to everyone. So it is best to think deeply and broadly about the issues, search for any clues that might help improve the process, recognize limitations when confronted with complex and unknowable scenarios, and acknowledge that the future is inherently uncertain.

With a significant amount of my capital and net worth alongside of yours, I think it is always prudent to keep a vigilant watch on overall risk levels in the portfolio to mitigate potential capital loss. I have spoken at length in this letter to that point, but would remind you that the primary investment and risk management process involves thorough fundamental research, searching for high-quality businesses around the world available at attractive purchase prices. This has historically been a time-honored means for successful outcomes in the investment industry, and I hope to continue to execute better on this goal each and every day.

Thank you for your continued support of Janus Worldwide Fund.

Janus Worldwide Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Amazon.com, Inc.	2.84%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2.66%
British Sky Broadcasting Group PLC	2.25%
Esprit Holdings, Ltd.	2.23%
Nokia Oyj	1.64%

5 Largest Detractors from Performance – Holdings

Contribution
Lennar Corp. - Class A	(1.28)%
Pulte Homes, Inc.	(1.27)%
Centex Corp.	(1.16)%
Ryland Group, Inc.	(0.62)%
First American Corporation	(0.30)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Consumer Discretionary	9.97%	35.03%	11.17%
Information Technology	6.51%	21.66%	10.60%
Materials	3.92%	5.58%	6.40%
Financials	2.71%	19.57%	25.48%
Health Care	2.04%	7.26%	8.91%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Utilities	0.00%	0.00%	4.35%
Energy	0.00%	0.00%	9.35%
Industrials	0.42%	4.71%	11.04%
Telecommunication Services	0.80%	3.30%	4.58%
Consumer Staples	1.16%	2.89%	8.12%

Janus International & Global Funds October 31, 2007 31

Janus Worldwide Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2007

Dell, Inc. Computers	6.3%
British Sky Broadcasting Group PLC Television	5.8%
Yahoo!, Inc. Web Portals/Internet Service Providers	4.5%
Willis Group Holdings, Ltd. Insurance Brokers	3.9%
Esprit Holdings, Ltd. Apparel Manufacturers	3.4%
23.9%

Asset Allocation – (% of Net Assets)

As of October 31, 2007

Emerging markets comprised 2.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of October 31, 2007	As of October 31, 2006

32 Janus International & Global Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses
Janus Worldwide Fund	26.53%		13.95%		6.83%		11.91%		0.87%
Morgan Stanley Capital International World IndexSM	20.39%		18.31%		7.90%		9.27%
Lipper Quartile	2	nd	4	th	3	rd	2	nd
Lipper Ranking - based on total return for Global Funds	137/408		244/263		85/115		5/15

  Visit janus.com to view current performance
  and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

For the period from July 1, 2006 through January 31, 2007 (''Waiver Period''), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than performance of the Fund's primary benchmark index for that period.

The Fund's expense ratios were determined based on net average assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), and derivatives. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – May 15, 1991

Janus International & Global Funds October 31, 2007 33

Janus Worldwide Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,097.00	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

*Expenses are equal to the annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

34 Janus International & Global Funds October 31, 2007

Janus Worldwide Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Common Stock - 98.6%
Agricultural Chemicals - 3.7%
752,385	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$92,407,926
335,429	Syngenta A.G.	81,013,405
		173,421,331
Apparel Manufacturers - 3.4%
9,286,300	Esprit Holdings, Ltd.	157,914,315
Applications Software - 1.4%
12,360,096	Misys PLC	62,447,380
Audio and Video Products - 1.0%
952,100	Sony Corp.	47,045,746
Automotive - Cars and Light Trucks - 0%
49	Nissan Motor Company, Ltd.	565
Broadcast Services and Programming - 1.1%
1,322,720	Liberty Global, Inc. - Class A*	51,916,760
Building - Residential and Commercial - 6.4%
2,744,045	Centex Corp.#	68,765,768
2,811,365	Lennar Corp. - Class A#	64,239,690
4,646,165	Pulte Homes, Inc.#	68,949,088
3,386,820	Ryland Group, Inc.#,£	96,287,292
		298,241,838
Building and Construction Products - Miscellaneous - 1.0%
1,173,025	USG Corp.*,#	46,627,744
Casino Hotels - 0.1%
5,095,000	Galaxy Entertainment Group, Ltd.*	5,560,813
Cellular Telecommunications - 1.6%
18,855,223	Vodafone Group PLC	74,364,641
Chemicals - Diversified - 1.3%
952,000	Shin-Etsu Chemical Company, Ltd.	60,989,513
Computers - 6.3%
9,504,775	Dell, Inc.*	290,846,114
Distribution/Wholesale - 1.1%
10,702,400	Li & Fung, Ltd.	50,675,274
Diversified Operations - 1.2%
1,302,332	Tyco International, Ltd.	53,617,008
E-Commerce/Products - 1.0%
533,310	Amazon.com, Inc.*,#	47,544,587
E-Commerce/Services - 4.0%
2,424,350	eBay, Inc.*	87,519,036
1,456,411	Expedia, Inc.*,#	47,566,383
1,713,490	IAC/InterActiveCorp*,#	50,479,415
		185,564,834
Electronic Components - Miscellaneous - 3.3%
2,561,298	Koninklijke (Royal) Philips Electronics N.V.	106,332,342
1,302,332	Tyco Electronics, Ltd.	46,454,182
		152,786,524
Electronic Components - Semiconductors - 2.5%
11,169,749	ARM Holdings PLC	34,618,842
52,620	Samsung Electronics Company, Ltd.	32,680,959
1,493,035	Texas Instruments, Inc.	48,672,941
		115,972,742
Energy - Alternate Sources - 0.4%
288,325	Suntech Power Holdings Company, Ltd. (ADR)*,#	16,979,459

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 5.1%
1,120,965	Citigroup, Inc.	$46,968,434
2,651,223	JP Morgan Chase & Co.	124,607,481
1,231,086	UBS A.G.	66,090,246
		237,666,161
Finance - Mortgage Loan Banker - 2.0%
359,320	Fannie Mae	20,495,613
1,016,835	Housing Development Finance Corporation, Ltd.	72,138,253
		92,633,866
Food - Retail - 0.6%
308,731	Metro A.G.	27,984,208
Insurance Brokers - 3.9%
4,221,210	Willis Group Holdings, Ltd.	178,683,819
Investment Companies - 0.1%
356,191	RHJ International*	6,258,212
Medical - Biomedical and Genetic - 1.0%
827,240	Amgen, Inc.*,#	48,070,916
Medical - Drugs - 2.1%
585,585	Merck & Company, Inc.	34,116,182
933,475	Pfizer, Inc.	22,972,820
246,474	Roche Holding A.G.	42,143,735
		99,232,737
Medical - HMO - 2.1%
429,020	Aetna, Inc.	24,098,053
340,970	Coventry Health Care, Inc.*	20,563,901
1,044,785	UnitedHealth Group, Inc.	51,351,183
		96,013,137
Medical Products - 1.2%
1,302,332	Covidien, Ltd.	54,177,011
Multimedia - 1.2%
2,883,908	Publishing & Broadcasting, Ltd.	56,338,671
Networking Products - 2.4%
3,409,930	Cisco Systems, Inc.*	112,732,286
Pharmacy Services - 2.0%
1,005,000	Medco Health Solutions, Inc.*,#	94,851,900
Property and Casualty Insurance - 3.6%
1,657,810	First American Corp.	49,900,081
2,937,100	Millea Holdings, Inc.	115,697,167
		165,597,248
Real Estate Management/Services - 1.8%
523,400	Daito Trust Construction Company, Ltd.	24,247,364
2,012,000	Mitsubishi Estate Company, Ltd.	60,125,674
		84,373,038
Real Estate Operating/Development - 1.2%
9,682,000	CapitaLand, Ltd.	54,514,533
Reinsurance - 2.8%
29,145	Berkshire Hathaway, Inc. - Class B*	128,646,030
Retail - Apparel and Shoe - 1.6%
1,010,380	Industria de Diseno Textil S.A.	75,499,621
Retail - Consumer Electronics - 1.5%
694,310	Yamada Denki Company, Ltd.	71,473,044
Retail - Drug Store - 1.8%
1,960,215	CVS/Caremark Corp.	81,878,181

See Notes to Schedules of Investments and Financial Statements.
Janus International & Global Funds October 31, 2007 35

Janus Worldwide Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Retail - Major Department Stores - 0.2%
82,865	Sears Holdings Corp.*	$11,169,373
Schools - 0.6%
376,050	Apollo Group, Inc. - Class A*	29,805,723
Semiconductor Components/Integrated Circuits - 1.6%
4,055,025	Marvell Technology Group, Ltd.*	73,112,101
Semiconductor Equipment - 0.6%
767,967	ASML Holding N.V.*	26,871,620
Telecommunication Equipment - Fiber Optics - 0.5%
993,410	Corning, Inc.	24,110,061
Telephone - Integrated - 1.4%
3,687,610	Sprint Nextel Corp.	63,058,131
Television - 5.8%
19,153,651	British Sky Broadcasting Group PLC	271,453,840
Transportation - Services - 1.0%
626,430	United Parcel Service, Inc. - Class B	47,044,893
Web Portals/Internet Service Providers - 4.5%
6,679,660	Yahoo!, Inc.*	207,737,426
Wireless Equipment - 3.6%
3,103,115	Nokia Oyj	123,234,862
14,407,025	Telefonaktiebolaget L.M. Ericsson - Class B	43,296,516
		166,531,378
Total Common Stock (cost $3,459,541,603)		4,580,036,353
Money Market - 1.0%
47,746,935	Janus Institutional Cash Management Fund - Institutional Shares, 5.15% (cost $47,746,935)	47,746,935
Other Securities - 3.8%
174,037,653	Allianz Dresdner Daily Asset Fund† (cost $174,037,653)	174,037,653
Total Investments (total cost $3,681,326,191) – 103.4%		4,801,820,941
Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(156,568,117)
Net Assets – 100%		$4,645,252,824

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$56,338,671	1.2%
Belgium	6,258,212	0.1%
Bermuda	514,002,517	10.7%
Canada	92,407,926	1.9%
Cayman Islands	16,979,459	0.4%
Finland	123,234,862	2.6%
Germany	27,984,208	0.6%
Hong Kong	5,560,813	0.1%
India	72,138,253	1.5%
Japan	379,579,073	7.9%
Netherlands	133,203,962	2.8%
Singapore	54,514,533	1.1%
South Korea	32,680,959	0.7%
Spain	75,499,621	1.6%
Sweden	43,296,516	0.9%
Switzerland	189,247,386	3.9%
United Kingdom	442,884,703	9.2%
United States††	2,536,009,267	52.8%
Total	$4,801,820,941	100.0%

††Includes Short-Term Securities and Other Securities (48.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
36 Janus International & Global Funds October 31, 2007

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Janus International & Global Funds October 31, 2007 37

Statements of Assets and Liabilities

As of October 31, 2007 (all numbers in thousands except net asset value per share)	Janus Global Opportunities Fund	Janus Global Research Fund(1)		Janus Overseas Fund		Janus Worldwide Fund
Assets:
Investments at cost(2)	$148,739	$239,196		$8,002,560		$3,681,326
Investments at value(2)	$200,699	$286,981		$11,567,093		$4,754,074
Affiliated money market investments value	3,804	8,840		83,137		47,747
Cash	244	811		9,263		789
Cash denominated in foreign currency(3)	–	35		10		–
Receivables:
Investments sold	273	5,100		65,808		34,093
Fund shares sold	57	407		26,844		576
Dividends	261	418		12,868		6,056
Interest	31	28		434		501
Non-interested Trustees' deferred compensation	3	4		163		67
Other assets	12	6		250		97
Total Assets	205,384	302,630		11,765,870		4,844,000
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	16,371	8,089		287,661		174,038
Investments purchased	–	9,736		32,263		12,685
Fund shares repurchased	153	236		8,537		8,105
Dividends and distributions	–	–		–		1
Advisory fees	101	158		5,776		2,545
Transfer agent fees and expenses	71	56		1,907		940
Non-interested Trustees' fees and expenses	3	2		33		26
Non-interested Trustees' deferred compensation fees	3	4		163		67
Foreign tax liability	–	138		4,192		–
Accrued expenses	66	49		376		340
Total Liabilities	16,768	18,468		340,908		198,747
Net Assets	$188,616	$284,162		$11,424,962		$4,645,253
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$127,108	$215,820		$6,969,308		$8,280,355
Undistributed net investment income/(loss)*	748	683		28,231		19,585
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	4,992	11,174		783,845		(4,775,319)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	55,768	56,485	(4)	3,643,578	(4)	1,120,632
Total Net Assets	$188,616	$284,162		$11,424,962		$4,645,253
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,959	16,606		181,278		77,375
Net Asset Value Per Share	$17.21	$17.11		$63.02		$60.04

*See Note 4 in the Notes to the Financial Statements.

(1)  Formerly named Janus Research Fund.

(2)  Investments at cost and value include $15,810,326, $7,862,512, $275,415,314 and $168,674,127 of securities loaned for Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively (Note 1).

(3)  Includes cost of $35,312 and $9,357 for Janus Global Research Fund and Janus Overseas Fund, respectively.

(4)  Net of foreign taxes on investments of $137,761 and $4,192,340 for Janus Global Research Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.
38 Janus International & Global Funds October 31, 2007

Statements of Operations

For the fiscal year ended October 31, 2007 (all numbers in thousands)	Janus Global Opportunities Fund	Janus Global Research Fund(1)	Janus Overseas Fund	Janus Worldwide Fund
Investment Income:
Interest	$–	$–	$127	$49
Securities lending income	48	64	2,426	765
Dividends	2,168	2,395	118,265	60,510
Dividends from affiliates	307	212	19,040	3,938
Foreign tax withheld	(90)	(119)	(8,522)	(2,032)
Total Investment Income	2,433	2,552	131,336	63,230
Expenses:
Advisory fees	1,036	1,235	50,545	28,429
Transfer agent fees and expenses	459	411	16,162	9,910
Registration fees	39	42	374	53
Postage and mailing expenses	44	31	364	502
Custodian fees	16	89	2,084	303
Professional fees	33	31	47	57
Non-interested Trustees' fees and expenses	9	12	270	145
Printing expenses	71	53	378	571
Other expenses	38	39	184	177
Non-recurring costs (Note 2)	–	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	1,745	1,943	70,408	40,147
Expense and Fee Offset	(17)	(13)	(319)	(268)
Net Expenses	1,728	1,930	70,089	39,879
Less: Excess Expense Reimbursement	–	–	–	(552)
Net Expenses after Expense Reimbursement	1,728	1,930	70,089	39,327
Net Investment Income/(Loss)	705	622	61,247	23,903
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	5,042	11,516	1,142,936	646,757
Net realized gain/(loss) from options contracts	–	–	(12,187)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	36,966	47,594 (2)	2,154,840 (2)	388,744
Payment from affiliate (Note 2)	–	–	10	–
Net Gain/(Loss) on Investments	42,008	59,110	3,285,599	1,035,501
Net Increase/(Decrease) in Net Assets Resulting from Operations	$42,713	$59,732	$3,346,846	$1,059,404

(1)  Formerly named Janus Research Fund.

(2)  Net of foreign taxes on investments of $137,761 and $4,192,340 for Janus Global Research Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.
Janus International & Global Funds October 31, 2007 39

Statements of Changes in Net Assets

For the fiscal years ended October 31	Janus Global Opportunities Fund		Janus Global Research Fund(1)
(all numbers in thousands)	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$705	$914	$622	$379
Net realized gain/(loss) from investment and foreign currency transactions	5,042	28,789	11,516	6,922
Net realized gain/(loss) from options contracts	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	36,966	(12,044)	47,594	6,441
Payment from affiliate (Note 2)	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	42,713	17,659	59,732	13,742
Dividends and Distributions to Shareholders:
Net investment income*	(866)	(1,352)	(423)	(194)
Net realized gain/(loss) from investment transactions*	(20,656)	–	(6,758)	(1,113)
Net (Decrease) from Dividends and Distributions	(21,522)	(1,352)	(7,181)	(1,307)
Capital Share Transactions:
Shares sold	44,832	15,085	153,026	82,642
Redemption fees	33	13	43	N/A
Reinvested dividends and distributions	21,181	1,330	7,069	1,280
Shares repurchased	(44,288)	(64,628)	(41,552)	(30,736)
Net Increase/(Decrease) from Capital Share Transactions	21,758	(48,200)	118,586	53,186
Net Increase/(Decrease) in Net Assets	42,949	(31,893)	171,137	65,621
Net Assets:
Beginning of period	145,667	177,560	113,025	47,404
End of period	$188,616	$145,667	$284,162	$113,025
Undistributed Net Investment Income/(Loss)*	$748	$866	$683	$423

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Research Fund.

See Notes to Financial Statements.
40 Janus International & Global Funds October 31, 2007

For the fiscal years ended October 31	Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$61,247	$66,286	$23,903	$60,132
Net realized gain/(loss) from investment and foreign currency transactions	1,142,936	621,442	646,757	492,289
Net realized gain/(loss) from options contracts	(12,187)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	2,154,840	774,600	388,744	191,800
Payment from affiliate (Note 2)	10	48	–	13
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,346,846	1,462,376	1,059,404	744,234
Dividends and Distributions to Shareholders:
Net investment income*	(73,786)	(25,913)	(56,930)	(56,798)
Net realized gain/(loss) from investment transactions*	–	–	–	–
Net (Decrease) from Dividends and Distributions	(73,786)	(25,913)	(56,930)	(56,798)
Capital Share Transactions:
Shares sold	4,400,670	2,106,763	236,119	136,022
Redemption fees	2,808	1,991	287	91
Reinvested dividends and distributions	72,052	25,301	55,754	55,607
Shares repurchased	(1,640,750)	(808,017)	(1,022,739)	(1,463,467)
Net Increase/(Decrease) from Capital Share Transactions	2,834,780	1,326,038	(730,579)	(1,271,747)
Net Increase/(Decrease) in Net Assets	6,107,840	2,762,501	271,895	(584,311)
Net Assets:
Beginning of period	5,317,122	2,554,621	4,373,358	4,957,669
End of period	$11,424,962	$5,317,122	$4,645,253	$4,373,358
Undistributed Net Investment Income/(Loss)*	$28,231	$43,543	$19,585	$52,697

Janus International & Global Funds October 31, 2007 41

Financial Highlights

For a share outstanding during each fiscal year ended October 31	Janus Global Opportunities Fund
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$15.32		$13.91		$12.93		$11.66		$8.64
Income from Investment Operations:
Net investment income/(loss)	.07		.10		.10		.03		.03
Net gains/(losses) on securities (both realized and unrealized)	4.13		1.42		.91		1.27		3.02
Total from Investment Operations	4.20		1.52		1.01		1.30		3.05
Less Distributions and Other:
Dividends (from net investment income)*	(.09)		(.11)		(.03)		(.03)		(.04)
Distributions (from capital gains)*	(2.22)		–		–		–		–
Redemption fees	–	(1)	–	(1)	–	(1)	–	(1)	.01
Payment from affiliate	–	(2)	–		–	(2)	–		–
Total Distributions and Other	(2.31)		(.11)		(.03)		(.03)		(.03)
Net Asset Value, End of Period	$17.21		$15.32		$13.91		$12.93		$11.66
Total Return	30.59	%(3)	10.96%		7.78	%(3)	11.18%		35.51%
Net Assets, End of Period (in thousands)	$188,616		$145,667		$177,560		$207,414		$143,659
Average Net Assets for the Period (in thousands)	$162,723		$161,256		$218,871		$175,110		$132,935
Ratio of Gross Expenses to Average Net Assets(4)	1.07	%(5)	1.17	%(6)	1.03	%(5)	1.09	%(5)	1.17%
Ratio of Net Expenses to Average Net Assets(4)	1.06%		1.15%		1.02%		1.09%		1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.43%		0.57%		0.62%		0.24%		0.27%
Portfolio Turnover Rates	14%		38%		36%		37%		31%

For a share outstanding during each fiscal year or period ended October 31	Janus Global Research Fund(7)
	2007		2006	2005(8)
Net Asset Value, Beginning of Period	$13.16		$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04		.10	(.01)
Net gains/(losses) on securities (both realized and unrealized)	4.72		2.22	1.12
Total from Investment Operations	4.76		2.32	1.11
Less Distributions and Other:
Dividends (from net investment income)*	(.05)		(.04)	–
Distributions (from capital gains)*	(.76)		(.23)	–
Redemption fees	–	(1)	N/A	N/A
Payment from affiliate	–	(2)	–	–	(2)
Total Distributions and Other	(.81)		(.27)	–
Net Asset Value, End of Period	$17.11		$13.16	$11.11
Total Return**	38.09	%(3)	21.21%	11.10	%(3)
Net Assets, End of Period (in thousands)	$284,162		$113,025	$47,404
Average Net Assets for the Period (in thousands)	$173,760		$79,500	$29,920
Ratio of Gross Expenses to Average Net Assets***(4)	1.12%		1.16%	1.27	%(9)
Ratio of Net Expenses to Average Net Assets***(4)	1.11%		1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%		0.48%	(0.24)%
Portfolio Turnover Rates***	72%		118%	86%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.

(7)    Formerly named Janus Research Fund.

(8)    Period from February 25, 2005 (inception date) through October 31, 2005.

(9)    The ratio was 1.61% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
42 Janus International & Global Funds October 31, 2007

For a share outstanding during each fiscal year ended October 31	Janus Overseas Fund
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$42.45		$28.42		$21.62		$19.50		$15.44
Income from Investment Operations:
Net investment income/(loss)	.36		.49		.21		.18		.24
Net gains/(losses) on securities (both realized and unrealized)	20.74		13.80		6.82		2.18		3.98
Total from Investment Operations	21.10		14.29		7.03		2.36		4.22
Less Distributions and Other:
Dividends (from net investment income)*	(.55)		(.28)		(.23)		(.24)		(.16)
Distributions (from capital gains)*	–		–		–		–		–
Redemption fees	.02		.02		–	(1)	–	(1)	– (1)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–
Total Distributions and Other	(.53)		(.26)		(.23)		(.24)		(.16)
Net Asset Value, End of Period	$63.02		$42.45		$28.42		$21.62		$19.50
Total Return	50.24	%(3)	50.71	%(3)	32.74	%(3)	12.24	%(3)	27.62%
Net Assets, End of Period (in thousands)	$11,424,962		$5,317,122		$2,554,621		$2,090,180		$2,811,437
Average Net Assets for the Period (in thousands)	$7,916,993		$3,933,175		$2,272,200		$2,496,896		$2,897,732
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.89%		0.92%		0.90%		0.93%		0.94%
Ratio of Net Expenses to Average Net Assets(4)	0.89%		0.91%		0.89%		0.93%		0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.77%		1.69%		0.88%		0.72%		1.21%
Portfolio Turnover Rates	51%		61%		57%		58%		104%
For a share outstanding during each fiscal year ended October 31	Janus Worldwide Fund
	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$48.05		$41.41		$38.12		$37.34		$32.87
Income from Investment Operations:
Net investment income/(loss)	.32		.65		.46		.30		.37
Net gains/(losses) on securities (both realized and unrealized)	12.31		6.48		3.14		.84		4.41
Total from Investment Operations	12.63		7.13		3.60		1.14		4.78
Less Distributions and Other:
Dividends (from net investment income)*	(.64)		(.49)		(.31)		(.36)		(.31)
Distributions (from capital gains)*	–		–		–		–		–
Redemption fees	–	(1)	–	(1)	–	(1)	–	(1)	– (1)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–
Total Distributions and Other	(.64)		(.49)		(.31)		(.36)		(.31)
Net Asset Value, End of Period	$60.04		$48.05		$41.41		$38.12		$37.34
Total Return	26.53	%(3)	17.34	%(3)	9.47	%(3)	3.06	%(3)	14.65%
Net Assets, End of Period (in thousands)	$4,645,253		$4,373,358		$4,957,669		$7,074,321		$11,340,655
Average Net Assets for the Period (in thousands)	$4,522,584		$4,601,953		$5,984,293		$9,278,240		$12,123,565
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.88	%(6)	0.87	%(6)	0.85%		0.92%		0.93%
Ratio of Net Expenses to Average Net Assets(4)	0.87%		0.86%		0.85%		0.92%		0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.53%		1.31%		0.90%		0.61%		0.99%
Portfolio Turnover Rates	27%		43%		33%		120%		108%

*  See Note 4 in Notes to Financial Statements.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(6) The ratio was 0.89% in 2007 and 0.90% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus International & Global Funds October 31, 2007 43

Notes to Schedules of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan as of October 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

  ºº  Schedule of Fair Valued Securities (as of October 31, 2007)

	Value	Value as a % of Net Assets
Janus Overseas Fund
BYD Electric Company, Ltd.	$–	0.0%
Eurodekania, Ltd.	19,611,888	0.2%
Star Asia Financial, Ltd. (144A)	8,121,410	0.1%
	$27,733,298	0.3%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

44 Janus International & Global Funds October 31, 2007

§ Schedule of Restricted and Illiquid Securities (as of October 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Global Research Fund
Morgan Stanley Co. convertible, (Arch Coal, Inc.), 12.00%	10/17/07	$1,007,913	$1,058,225	0.4%
Janus Overseas Fund
Eurodekania, Ltd.ºº	3/8/07	$17,754,225	$19,611,888	0.2%
Polytec Asset Holdings, Ltd.	5/5/06	22,750,354	27,666,685	0.2%
Star Asia Financial, Ltd. (144A)ºº	2/22/07 - 6/22/07	7,663,913	8,121,410	0.1%
		$48,168,492	$55,399,983	0.5%

The Funds have registration rights for certain restricted securities held as of October 31, 2007. The issuer incurs all registration costs.

£The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2007.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/07
Janus Overseas Fund
Actions Semiconductor Company, Ltd. (ADR)*	1,680,624	$13,922,491	–	$–	$–	$–	$28,915,695
ARM Holdings PLC	47,962,908	119,527,829	–	–	–	2,218,923	260,052,937
Balrampur Chini Mills, Ltd.	–	–	–	–	–	448,351	27,356,389
BrasilAgro - Companhia Brasileira de Propriedades Agricolas*	–	–	–	–	–	–	23,267,430
C&C Group PLC	16,371,332	141,511,422	–	–	–	2,782,229	130,966,115
Chaoda Modern Agriculture Holdings, Ltd.	18,901,705	12,383,052	–	–	–	1,790,212	128,835,033
China Water Affairs Group, Ltd.*	–	–	63,334,512	22,204,967.00	20,678,129	–	–
Cosan Limited*	18,239,314	191,512,797	124,935	1,311,818.00	258,269	–	230,052,614
Cosan S.A. Industria e Comercio	–	–	–	–	–	1,069,507	79,445,956
Eurodekania, Ltd.*	1,354,044	17,754,225	–	–	–	–	19,611,888
IG Group Holdings PLC	5,078,861	30,113,985	–	–	–	3,672,587	197,419,135
Melco International Development, Ltd.	13,648,090	21,299,162	–	–	–	305,362	121,140,316
NDS Group PLC (ADR)*	965,304	46,052,833	–	–	–	–	57,532,118
Osstem Implant Company, Ltd.*	892,265	43,742,572	30,392	1,724,879.00	(378,411)	–	39,997,944
Polytec Asset Holdings, Ltd.	–	–	–	–	–	124,613	27,666,685
Sao Carlos Empreendimentos e Participacoes S.A.*	2,651,200	24,009,139	–	–	–	–	31,879,385
Silicon-On-Insulator Technologies (SOITEC)*	3,023,796	98,279,399	3,683,236	116,023,258	(44,023,981)	–	17,366,117
SunPower Corp. - Class A*	1,034,765	39,112,408	837,695	31,935,327	55,918,101	–	24,921,472
Vimicro International Corp. (ADR)*	1,500,600	15,562,001	–	–	–	–	9,548,635
		$814,783,315		$173,200,249	$32,452,107	$12,411,784	$1,455,975,864
Janus Worldwide Fund
Ryland Group, Inc.	3,419,550	$121,227,913	32,730	$1,456,796	$(514,026)	$634,130	$96,287,292

Janus International & Global Funds October 31, 2007 45

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Opportunities Fund, Janus Global Research Fund (formerly named Janus Research Fund), Janus Overseas Fund and Janus Worldwide Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has thirty funds. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund, which is classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Fund's lending agent for the period November 1, 2006 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Funds.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange

46 Janus International & Global Funds October 31, 2007

Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2007, the following Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2007
Janus Global Opportunities Fund	$15,810,326
Janus Global Research Fund(1)	7,862,512
Janus Overseas Fund	275,415,314
Janus Worldwide Fund	168,674,127

(1) Formerly named Janus Research Fund.

As of October 31, 2007, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2007
Janus Global Opportunities Fund	$16,370,950
Janus Global Research Fund(1)	8,089,435
Janus Overseas Fund	287,661,126
Janus Worldwide Fund	174,037,653

(1) Formerly named Janus Research Fund.

As of October 31, 2007, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in "naked" (uncovered) short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund's naked short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of October 31, 2007, the Funds were not engaged in short sales.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the

Janus International & Global Funds October 31, 2007 47

Notes to Financial Statements (continued)

value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of October 31, 2007, the Funds were not invested in forward foreign currency contracts.

Futures Contracts

The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of October 31, 2007, the Funds were not invested in futures contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2007, the Funds were not invested in when-issued securities.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of October 31, 2007, Janus Global Research Fund was invested in equity-linked structured notes.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these

48 Janus International & Global Funds October 31, 2007

securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2007, Janus Global Research Fund and Janus Overseas Fund were invested in restricted securities.

Dividend Distributions

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and realized capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the adoption of the Interpretation to the Funds and has determined there is no significant impact on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64% (0.60% for Janus Worldwide Fund).

For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Global Research Fund(1)	MSCI World Growth Index(2)
Janus Worldwide Fund	MSCI World IndexSM

(1)  Formerly named Janus Research Fund.

(2)  Effective January 1, 2007, Janus Global Research Fund's benchmark changed from the Russell 1000® Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the performance adjustment.

Only the base fee rate applied until January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by Janus Global Research Fund and Janus Worldwide Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

Janus International & Global Funds October 31, 2007 49

Notes to Financial Statements (continued)

The performance measurement period generally is the previous 36 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for Global Research Fund and February 2007 for Janus Worldwide Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. For Janus Global Research Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the Russell 1000® Index (for periods prior to January 1, 2007) and the MSCI World Growth Index (for periods commencing January 1, 2007). The aggregate of the Fund's performance versus these two benchmark indices, respectively, are used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The Funds' prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the fiscal year ended October 31, 2007, Janus Global Research Fund and Janus Worldwide Fund recorded a positive Performance Adjustment of $126,717 and $1,356,303, respectively.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period") for Janus Worldwide Fund, Janus Capital contractually agreed to waive its right to receive a portion of the Fund's advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver applied for any calendar month in the Waiver Period if the Fund's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, was less than benchmark performance for that period. The "Excess Expense Reimbursement" line on the Statement of Operations includes the waived amounts for the Fund.

Until at least March 1, 2008, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse Janus Global Research Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services.

A 2.00% redemption fee may be imposed on shares of the Funds held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund were $32,948, $42,713, $2,808,011 and $287,454, respectively, for the fiscal year ended October 31, 2007.

For the fiscal year ended October 31, 2007, Janus Capital assumed $8,609 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios, based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Funds or Portfolios that commenced operations after July 31, 2004. As a result, no fees were allocated to Janus Global Research Fund. Additionally, all future non-recurring costs will be allocated to the Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

50 Janus International & Global Funds October 31, 2007

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $84,721 was paid by the Trust during the fiscal year ended October 31, 2007. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2007 on the Statement of Assets and Liabilities as an asset, "Noninterested Trustees' deferred compensation," and a liability, "Noninterested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2007.

During the fiscal year ended October 31, 2007, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Janus Global Opportunities Fund	$3
Janus Overseas Fund	9,628
Janus Worldwide Fund	400

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Janus Overseas Fund	$19,335
Janus Worldwide Fund	12,653

During the fiscal year ended October 31, 2007, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Janus Global Research Fund(1)	$–	(2)

(1)  Formerly named Janus Research Fund.

(2)  Amounts reimbursed were less than a dollar.

During the fiscal year ended October 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Janus Overseas Fund	$28,474

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2007, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/07
Janus Institutional Cash Management Fund - Institutional Shares
Janus Global Opportunities Fund	$10,812,710	$7,009,114	$83,532	$3,803,596
Janus Global Research Fund(1)	22,144,352	14,828,182	69,928	7,316,170
Janus Overseas Fund	644,368,984	607,305,034	2,671,699	37,063,950
Janus Worldwide Fund	208,655,921	160,908,986	888,252	47,746,935
	$885,981,967	$790,051,316	$3,713,411	$95,930,651
Janus Institutional Cash Reserves Fund
Janus Global Opportunities Fund	$7,017,040	$7,017,040	$13,169	$–
Janus Global Research Fund(1)	6,933,984	7,231,984	16,419	–
Janus Overseas Fund	116,144,531	125,951,531	294,918	–
Janus Worldwide Fund	62,663,586	79,209,586	125,554	–
	$192,759,141	$219,410,141	$450,060	$–

Janus International & Global Funds October 31, 2007 51

Notes to Financial Statements (continued)

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/07
Janus Institutional Money Market Fund - Institutional Shares
Janus Global Opportunities Fund	$32,764,565	$32,764,565	$184,359	$–
Janus Global Research Fund(1)	72,817,532	71,294,132	99,264	1,523,400
Janus Overseas Fund	1,555,740,266	1,509,667,216	2,127,368	46,073,050
Janus Worldwide Fund	607,098,014	607,098,014	1,857,290	–
	$2,268,420,377	$2,220,823,927	$4,268,281	$47,596,450
Janus Money Market Fund - Institutional Shares
Janus Global Opportunities Fund	$5,219,190	$5,219,190	$25,950	$–
Janus Global Research Fund(1)	16,897,644	17,055,583	26,529	–
Janus Overseas Fund	657,139,654	702,351,823	1,534,267	–
Janus Worldwide Fund	303,353,019	303,353,019	432,501	–
	$982,609,507	$1,027,979,615	$2,019,247	$–

(1)  Formerly named Janus Research Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Global Opportunities Fund	$23,530,084	$21,383,862	$–	$–
Janus Global Research Fund(1)	231,480,903	123,687,273	–	–
Janus Overseas Fund	6,649,592,232	3,994,124,613	–	–
Janus Worldwide Fund	1,179,434,322	1,992,904,021	–	–

(1)  Formerly named Janus Research Fund.

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Global Opportunities Fund	$3,266,994	$4,314,660	$–	$4,134	$53,922,545
Janus Global Research Fund(1)	6,373,697	6,438,460	–	(10,130)	55,539,865
Janus Overseas Fund(2)	264,851,736	692,993,567	(1,382,484)	(18,593)	3,499,209,034
Janus Worldwide Fund	19,564,668	–	(4,740,915,783)	157,701	1,086,091,393

(1)   Formerly named Janus Research Fund.

(2)   Capital loss carryovers subject to annual limitations.

52 Janus International & Global Funds October 31, 2007

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2007

Fund	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Janus Overseas Fund(1)	$–	$(1,382,484)	$–	$(1,382,484)
Janus Worldwide Fund	(883,114,609)	(3,186,843,718)	(670,957,456)	(4,740,915,783)

(1)  Capital loss carryovers subject to annual limitations.

During the fiscal year ended October 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Janus Overseas Fund	$340,081,426
Janus Worldwide Fund	649,963,100

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Global Opportunities Fund	$150,580,917	$58,988,750	$(5,066,205)
Janus Global Research Fund(1)	240,143,242	60,549,402	(4,871,775)
Janus Overseas Fund	8,146,828,711	3,712,188,466	(208,787,093)
Janus Worldwide Fund	3,715,729,548	1,315,412,237	(229,320,844)

(1)  Formerly named Janus Research Fund.

Janus International & Global Funds October 31, 2007 53

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2007	Distributions
	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Global Opportunities Fund	$866,472	$20,656,314	$–	$–
Janus Global Research Fund(1)	5,009,115	2,171,732	–	–
Janus Overseas Fund	73,785,814	–	–	–
Janus Worldwide Fund	56,930,433	–	–	–

(1) Formerly named Janus Research Fund.

For the fiscal year ended October 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Global Opportunities Fund	$1,352,281	$–	$–	$–
Janus Global Research Fund(1)	1,245,885	60,830	–	–
Janus Overseas Fund	25,913,224	–	–	–
Janus Worldwide Fund	56,798,348	–	–	–

(1)  Formerly named Janus Research Fund.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended October 31	Janus Global Opportunities Fund		Janus Global Research Fund(1)		Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	2,819	1,015	10,385	6,700	87,171	57,011	4,375	3,059
Reinvested dividends and distributions	1,489	90	544	111	1,571	815	1,098	1,272
Shares repurchased	(2,858)	(4,363)	(2,912)	(2,490)	(32,720)	(22,470)	(19,107)	(33,046)
Net Increase/(Decrease) in Capital Share Transactions	1,450	(3,258)	8,017	4,321	56,022	35,356	(13,634)	(28,715)
Shares Outstanding, Beginning of Period	9,509	12,767	8,589	4,268	125,256	89,900	91,009	119,724
Shares Outstanding, End of Period	10,959	9,509	16,606	8,589	181,278	125,256	77,375	91,009

(1) Formerly named Janus Research Fund.

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of

54 Janus International & Global Funds October 31, 2007

the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter is scheduled to commence in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. In addition to a recently filed Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus International & Global Funds October 31, 2007 55

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Opportunities Fund, Janus Global Research Fund (formerly Janus Research Fund), Janus Overseas Fund and Janus Worldwide Fund (four of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 14, 2007

56 Janus International & Global Funds October 31, 2007

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Janus International & Global Funds October 31, 2007 57

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends and distributions then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2006. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

58 Janus International & Global Funds October 31, 2007

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements (if any) are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. "Redemption Fees" refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus International & Global Funds October 31, 2007 59

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2007:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income
Janus Global Research Fund(1)	$68,090	$1,340,876
Janus Overseas Fund	7,546,619	125,084,348

(1) Formerly named Janus Research Fund.

Capital Gain Distributions

Fund
Janus Global Opportunities Fund	$20,656,314
Janus Global Research Fund(1)	2,171,732

(1) Formerly named Janus Research Fund.

Dividends Received Deduction Percentage

Fund
Janus Global Opportunities Fund	10%
Janus Global Research Fund(1)	9%
Janus Worldwide Fund	76%

(1) Formerly named Janus Research Fund.

Qualified Dividend Income Percentage

Fund
Janus Global Opportunities Fund	54%
Janus Global Research Fund(1)	24%
Janus Overseas Fund	25%
Janus Worldwide Fund	100%

(1) Formerly named Janus Research Fund.

60 Janus International & Global Funds October 31, 2007

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council	73		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

Janus International & Global Funds October 31, 2007 61

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address, and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

62 Janus International & Global Funds October 31, 2007

Officers

Name, Address, and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Global Research Fund	2/05-Present	Vice President and Director of Research of Janus Capital. Formerly, Portfolio Manager (1992-2002) for Janus Enterprise Fund.

Gregory R. Kolb 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Global Opportunities Fund	5/05-Present	Portfolio Manager for other Janus accounts. Formerly, Assistant Portfolio Manager (2004-2006) for Janus Worldwide Fund and Analyst (2001-2005) for Janus Capital Corporation.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Overseas Fund	1/01-Present	Vice President of Janus Capital.

Jason P. Yee 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Global Opportunities Fund Executive Vice President and Portfolio Manager Janus Worldwide Fund	3/01-Present 7/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus International & Global Funds October 31, 2007 63

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Address, and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

64 Janus International & Global Funds October 31, 2007

Notes

Janus International & Global Funds October 31, 2007 65

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/07)

C-1207-048  111-02-104 12-07

2007 Annual Report

Janus Bond & Money Market Funds

Bond

Janus Federal Tax-Exempt Fund

Janus Flexible Bond Fund

Janus High-Yield Fund

Janus Short-Term Bond Fund

Money Market

Janus Money Market Fund

Janus Government Money Market Fund

Janus Tax-Exempt Money Market Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Bond & Money Market Funds

Co-Chief Investment Officers' Letter to Shareholders	1

Useful Information About Your Fund Report	4

Management Commentaries and Schedules of Investments

Janus Federal Tax-Exempt Fund	5

Janus Flexible Bond Fund	12

Janus High-Yield Fund	20

Janus Short-Term Bond Fund	31

Janus Money Market Fund	37

Janus Government Money Market Fund	42

Janus Tax-Exempt Money Market Fund	43

Statements of Assets and Liabilities - Bond Funds	45

Statements of Operations - Bond Funds	46

Statements of Changes in Net Assets - Bond Funds	47

Financial Highlights - Bond Funds	48

Statements of Assets and Liabilities - Money Market Funds	50

Statements of Operations - Money Market Funds	51

Statements of Changes in Net Assets - Money Market Funds	52

Financial Highlights - Money Market Funds	53

Notes to Schedules of Investments	55

Notes to Financial Statements	58

Report of Independent Registered Public Accounting Firm	69

Additional Information	70

Explanations of Charts, Tables and Financial Statements	71

Designation Requirements	74

Trustees and Officers	75

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Co–Chief Investment Officers' Letter to the Shareholders

Jonathan Coleman

Co-Chief Investment Officer

Gibson Smith

Co-Chief Investment Officer

Dear Shareholders,

We would like to thank you for your investment in the Janus funds. Your support is what drives us in our quest to deliver strong, consistent fund performance.

Major Market Themes

Equity markets around the world performed strongly over the 12 months ended October 31, 2007, with many indices finishing close to record highs amid continued expansion in the global economy and investor optimism that monetary easing by the Federal Reserve (Fed) late in the period might help the U.S. economy avert a recession. While solid earnings growth and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, weakness in the U.S. housing market in July and August spilled over into fixed income markets and began to rattle investors. Volatility rose as the subprime-related turmoil in the credit markets added to growing uncertainty surrounding U.S. economic growth and the outlook for corporate profits. Emerging equity markets were among the top performers during the period, while equities in developed countries struggled to keep pace. U.S. equity markets were led by large, growth-oriented companies, while small-cap value issues were among the laggards.

As October came to a close, the risks in the market were finely balanced with a more accommodative stance from the Fed, a healthy labor market and continued growth overseas providing support for equities while record-high energy prices, slowing U.S. earnings growth and mixed signals on the health of the U.S. consumer collectively weighed on sentiment. Continued weakness in the housing market also fueled uncertainty surrounding the U.S. economy during the time period. With stocks near record levels at the end of the period, investors appeared to believe that the U.S. economy would remain resilient in the face of these headwinds, and that the Fed would take appropriate steps to maintain stable economic growth with modest inflation.

Continued Strong Relative Performance

We are proud to report strong relative performance results for our investors. For the one-year period ended October 31, 2007, 89% of Janus' retail funds ranked within Lipper's top two quartiles based upon total returns. As well, our longer-term results delivered impressive relative returns with 77% of our retail funds achieving first- or second-quartile Lipper rankings for the three-year period and 76% ranking in Lipper's top two quartiles for the five-year period. (See complete rankings for the 1-, 5- and 10-year periods on page 3).

Investment Team Depth

This year Janus will say goodbye to several long-term portfolio managers (PMs) and when this occurs we look to our investment team's bench strength to ensure a smooth transition. We believe that since PM inception Lipper rankings are a testament to the strength and commitment of the investment team. With 89% of Janus' retail funds ranked within Lipper's top two quartiles since PM inception as of October 31, 2007, we are confident that we have the right leaders in place who will strive to deliver strong, consistent investment performance in the future. We are also hard at work to fortify the research team. This year we welcomed six additional equity research analysts bringing our total number to 37. The analyst team now collectively averages nearly nine years of investment experience. We've also developed a junior analyst program which will allow us to continue to grow and enhance our coverage of 1,300+ stocks. It's important to note that we will continue to focus on the same investment objectives and employ the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks.

Since our last letter to you, the following portfolio management changes will occur. Dan Riff and I, Jonathan Coleman, will assume management of the Janus Fund effective November 1, 2007. Brian Demain will be appointed from Assistant PM of Janus Enterprise Fund to sole PM. Effective November 7, 2007 Marc Pinto is PM of Janus Growth and Income Fund and the Research Team, led by Jim Goff will manage Janus Fundamental Equity Fund. Ron Sachs will succeed Scott Schoelzel as PM of Janus Twenty Fund upon his retirement at the end of this year. In conjunction with that change, John Eisinger will assume portfolio management responsibility for Janus Orion Fund. We believe that all of these individuals possess the skills and experience necessary to lead your Funds.

Janus Bond & Money Market Funds October 31, 2007 1

Continued

Outlook

We are watching the outlook for the global economy very closely as we believe this holds the key to the pricing and valuation of risk assets. While trends suggest the world economy is becoming less dependent on the United States for growth, the health of the U.S. economy is still an important determinant. In light of the U.S. economy showing signs of resilience, the trade-weighted dollar index has declined more than 10% over the last 12 months. We believe the declines in the dollar may be foreshadowing slower relative growth in the U.S. and rising expectations of additional cuts in rates by the Fed. Thus the future path of corporate earnings demands considerable focus. The labor markets will also get increased attention going forward as any sign of a slowdown could weigh on consumer sentiment and thus consumption patterns.

In addition to labor markets, we are watching the credit markets with a close eye. Yield spreads between U.S. Treasuries and high-yield bonds have widened considerably from the historically tight levels reached in May of this year. Bond investors' appetite for below-investment grade securities and the subsequent widening of credit spreads was a clear signal of the risk aversion that existed in the markets. Away from the credit markets, dislocations in the mortgage and funding markets, preceded by the problems in the housing market, continued to garner attention. These dislocations have resulted in the Fed lowering the key Federal Funds target rate and the discount rate by 75 basis points this year through the end of the period. We view the lowering of rates and adding additional liquidity into the system as a signal that the Fed is paying close attention and will continue to add liquidity as necessary. We believe additional easings may be on the horizon. In addition, global central bankers' actions indicate to us that each bank should continue to provide liquidity when necessary, so that the financial markets around the globe continue to function, in hopes of allowing for continued economic growth.

While we are focused on numerous issues in the global economy today, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for entrusting your assets with us.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 Janus Bond & Money Market Funds October 31, 2007

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 10/31/07
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION		PM SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	37	269 / 732	29	178 / 621	32	167 / 525	38	85 / 224	10	2 / 20	17	112 / 698
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	30	176 / 604	18	85 / 484	10	38 / 397	41	67 / 164	30	14 / 46	12	40 / 358
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	3	11 / 516	1	1 / 411	2	5 / 345	N/A	N/A	19	42 / 225	19	42 / 225
Janus Research Fund(1)(2) (5/93)	Large-Cap Growth Funds	5	31 / 732	5	25 / 621	2	9 / 525	3	6 / 224	3	2 / 82	3	16 / 698
Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	7	41 / 586	N/A	N/A	N/A	N/A	N/A	N/A	2	8 / 488	3	12 / 566
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	6 / 732	1	5 / 621	1	2 / 525	2	4 / 224	3	1 / 40	2	3 / 216
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	4	23 / 586	6	28 / 469	2	4 / 393	16	27 / 171	9	1 / 11	14	41 / 314
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	14	24 / 178	21	32 / 154	31	43 / 138	N/A	N/A	30	14 / 47	13	25 / 202
Janus Global Technology Fund (12/98)	Science & Technology Funds	24	64 / 274	18	44 / 248	56	127 / 226	N/A	N/A	22	16 / 74	39	103 / 269
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	11	46 / 456	11	35 / 347	43	100 / 235	4	5 / 129	4	1 / 30	5	18 / 376
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	2	10 / 865	1	1 / 667	1	2 / 492	N/A	N/A	7	20 / 311	7	20 / 311
Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	15	116 / 826	3	19 / 685	7	36 / 575	1	2 / 278	1	1 / 213	5	33 / 729
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	12	91 / 826	8	53 / 685	19	108 / 575	4	11 / 278	6	4 / 77	8	46 / 643
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	79	682 / 865	51	339 / 667	N/A	N/A	N/A	N/A	42	215 / 522	42	215 / 522
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	32	97 / 307	39	92 / 239	38	70 / 188	N/A	N/A	3	2 / 68	3	2 / 68
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	42	308 / 747	71	403 / 574	73	331 / 454	12	19 / 159	15	18 / 127	15	18 / 127
Janus Federal Tax-Exempt Fund(1) (5/93)	General Municipal Debt Funds	99	234 / 237	100	221 / 221	98	208 / 212	91	128 / 141	93	60 / 64	100	221 / 221
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	17	87 / 525	36	163 / 457	31	122 / 393	41	73 / 180	22	5 / 22	28	157 / 572
Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	66	296 / 450	50	186 / 378	88	280 / 320	20	29 / 148	8	7 / 97	47	167 / 362
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	37	87 / 236	48	94 / 196	24	35 / 148	37	30 / 81	36	9 / 24	52	138 / 266
Janus Global Opportunities Fund(1) (6/01)	Global Funds	16	64 / 408	82	255 / 311	46	121 / 263	N/A	N/A	19	39 / 211	19	39 / 211
Janus Global Research Fund(1)(4) (2/05)	Multi-Cap Growth Funds	4	15 / 408	N/A	N/A	N/A	N/A	N/A	N/A	4	12 / 329	4	12 / 329
Janus Overseas Fund(1) (5/94)	International Funds	1	2 / 1049	1	1 / 814	1	3 / 678	3	9 / 303	1	1 / 113	1	1 / 720
Janus Worldwide Fund(1) (5/91)	Global Funds	34	137 / 408	66	204 / 311	93	244 / 263	74	85 / 115	32	5 / 15	69	209 / 304
Janus Smart Portfolio - Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	3	13 / 631	N/A	N/A	N/A	N/A	N/A	N/A	2	9 / 588	2	9 / 588
Janus Smart Portfolio - Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	2	7 / 456	N/A	N/A	N/A	N/A	N/A	N/A	2	5 / 411	2	5 / 411
Janus Smart Portfolio - Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	1	2 / 398	N/A	N/A	N/A	N/A	N/A	N/A	2	5 / 344	2	5 / 344

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Mercury Fund.

(3)Rating is for the Investor Share class only; other classes may have different performance characteristics.

(4)Formerly named Janus Research Fund.

*Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Bond & Money Market Funds October 31, 2007 3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable, (and any related exchange fees); and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2007 to October 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Bond Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2008. Janus Capital has agreed to waive one-half of its advisory fee for each Money Market Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 Janus Bond & Money Market Funds October 31, 2007

Janus Federal Tax-Exempt Fund (unaudited)

Ticker: JATEX

Fund Snapshot

This bond fund invests primarily in federally tax-exempt municipal bonds of any maturity.

Doug Nelson

portfolio manager

Performance Overview

For the 12-month period ended October 31, 2007, Janus Federal Tax-Exempt Fund declined 3.19%, while its benchmark, the Lehman Brothers Municipal Bond Index, returned 2.91%. The Fund's 12-month yield was 4.49%, whereas the Index yielded 4.06%. Additionally, the Fund's 30-day yield was 4.48%, while the Index's yield was 4.10%.

Economic Update

Volatility in the bond market rose during the 12-month period ended October 31, 2007, as strong economic data midway through gave way to turmoil in the credit markets and uncertainty surrounding the U.S. economy and corporate profit growth. After remaining range-bound between 4.40% and 4.90% for the first six months of this fiscal-year, long-term interest rates, as measured by the 10-year U.S. Treasury bond, broke above 5.00%, peaking at 5.32% in June amid signs of strength in the U.S. economy and an inflation bias by the Federal Reserve (Fed). However, as July came to a close, interest rates trended lower as subprime-related problems began to wreak havoc in other areas of the credit markets, resulting in investors flocking to the relative safety of U.S. Treasuries and rising speculation of a rate cut by the Fed. The downtrend in interest rates continued through much of August and into September before reversing a bit amid strength in the equity markets. Through the turmoil later in the period, the yield curve began to normalize with long-term rates higher than short-term rates.

Elsewhere, the spreads between U.S. Treasuries and high-yield bonds widened considerably from what had been historically low levels in May as bond investors' appetite for below-investment-grade securities waned a bit. Further impacting the widening spreads was the degree of risk-aversion trading in the U.S., which emanated partially from subprime mortgage woes and the credit crunch. The question of whether the worst was over or further deterioration in liquidity conditions was to come remained unresolved as the period came to a close. Nevertheless, the underlying fundamentals of the U.S. economy were quite solid. However, strong employment growth and an active manufacturing sector, along with persistent weakness in the housing market and questions about business and consumer confidence, combined to keep the economic outlook somewhat hazy.

Longer-Duration Investments Weighed on Results

My objective in managing the Fund is to provide investors with a high level of federally tax-exempt income while also preserving capital. Depending on my market outlook, I may extend the duration of the Fund's holdings to pursue higher yields and capital appreciation. Last winter, I chose to extend the Fund's duration due to my belief that moderate economic growth might ultimately favor the bond market, especially at the longer end of the maturity spectrum. Unfortunately, the Fund's longer duration proved detrimental to overall performance. This was particularly the case during the summer market volatility, as a back-up in long-term Treasury yields took a sharp toll on the longer duration bonds we owned, hindering our relative performance.

Additionally, a number of our individual holdings suffered disproportionately in the recent credit market sell-off, due in part to their small issue sizes and resulting illiquidity. These included our long-duration bonds issued by the Illinois Housing Development Authority to fund the construction of multi-family housing. Because these bonds carried a very long final maturity, they were particularly vulnerable to the rise in long-term yields.

Also hurting our results was our investment in Texas State Public Financing Authority bonds issued to fund a charter school. While the underlying quality of the issue remained solid, the bonds themselves were enhanced by an insurance company with exposure to the mortgage market. This association cast a pall over the bonds, undermining their performance. We subsequently sold our investments in both of these bond issues.

Health Care Bonds Aided Performance

While the recent market volatility has been challenging, it offered us the opportunity to put our bottom-up credit research to work identifying new investments. Among the top positive contributors to Fund performance were two health care bonds we purchased after spreads widened and prices corrected in August. Both California Statewide Communities Development Authority Revenue and Louisiana Public Facilities Authority Revenue are A-rated (by Standard & Poor's Ratings Service and Moody's Investors Service, Inc., respectively) health care bonds – high quality issues that have

Janus Bond & Money Market Funds October 31, 2007 5

Janus Federal Tax-Exempt Fund (unaudited)

benefited from a revival in investor confidence and the resulting spread tightening of recent months.

Outlook

We are watching the outlook for the global economy very closely as we believe this holds the key to the pricing and valuation of risk assets. We view the Fed's 75 basis point easing as a signal that they will continue to add liquidity as necessary, while also helping to calm the markets. The housing market and the dislocations in the mortgage and funding markets continued to garner attention at period end and we believe there are still problems to be resolved. Our underweight mortgage positions across various fixed income portfolios versus the index signal our cautious approach to the mortgage market and the direction of swap spreads, which measures the difference between swap interest rates and underlying bond yields used to evaluate risk. All in all, we view credit as offering the greatest long-term total return opportunity for our shareholders but current valuations remain tight. We will keep a keen eye out for further dislocations in the credit markets and for mispriced securities, and will use volatility as an opportunity to add to our credit exposure. Additionally, we will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. As always, we will continue to emphasize bottom-up company analysis as our primary tool for adding value for shareholders.

Thank you for your investment in Janus Federal Tax-Exempt Fund.

Janus Federal Tax-Exempt Fund At a Glance

Fund Profile

October 31, 2007
Weighted Average Maturity	13.2 Years
Average Modified Duration*	7.3 Years
30-Day Current Yield**
With Reimbursement	4.81%
Without Reimbursement	4.48%
Weighted Average Fixed Income Credit Rating	A
Number of Bonds/Notes	60

* A theoretical measure of price volatility

** Yield will fluctuate

Ratings† Summary – (% of Net Assets)

October 31, 2007
AAA	7.8%
AA	2.4%
A	31.3%
BBB	22.1%
BB	2.6%
B	0.0%
Other	33.8%

† Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Significant Areas of Investment – (% of Net Assets)
As of October 31, 2007	As of October 31, 2006

6 Janus Bond & Money Market Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Federal Tax- Exempt Fund	(3.19)%		2.21%		3.39%		4.06%		0.97%	0.56%
Lehman Brothers Municipal Bond Index	2.91%		4.46%		5.29%		5.70	%**
Lipper Quartile	4	th	4	th	4	th	4	th
Lipper Ranking - based on total return for General Municipal Debt Funds	234/237		208/212		128/141		60/64

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers, the Fund's yield and total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Income may be subject to state or local taxes, and to a limited extent, certain federal taxes. Capital gains are subject to federal, state and local taxes.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – May 3, 1993

**The Lehman Brothers Municipal Bond Index's since inception returns are calculated from April 30, 1993.

Janus Bond & Money Market Funds October 31, 2007 7

Janus Federal Tax-Exempt Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$955.40	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85

*Expenses are equal to the annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

8 Janus Bond & Money Market Funds October 31, 2007

Janus Federal Tax-Exempt Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Municipal Securities - 84.0%
Alaska - 2.4%
	Aleutians East Burough, Alaska, (Aleutian Pribilof Islands Inc.), (ACA Insured)
$1,000,000	5.00%, due 6/1/20	$990,760
1,000,000	5.50%, due 6/1/25	1,014,280
		2,005,040
Alabama - 1.1%
1,000,000	Tuscaloosa, Alabama, Educational Building Authority Revenue, (Stillman College Project A), 5.00%, due 6/1/26	937,810
California - 9.3%
2,570,000	California Statewide Communities Development Authority Revenue (Huntington Memorial Hospital) 5.00%, due 7/1/22	2,625,564
1,725,000	Chula Vista, California, Industrial Development Revenue, (San Diego Gas and Electric), 5.50%, due 12/1/21	1,830,156
	Turlock, California, Health Facilities Revenue, (Emanuel Medical Center):
2,255,000	Series A, 5.00%, due 10/15/17	2,293,831
1,110,000	Series B, 5.00%, due 10/15/17	1,129,114
		7,878,665
Colorado - 2.9%
1,000,000	Colorado Health Facilities Authority Revenue, (Parkview Medical Center, Inc.) 5.00%, due 9/1/25	1,006,360
750,000	High Plains Metro District, Colorado Series A, 6.125%, due 12/1/25	692,618
750,000	North Range Metro District No.1, Colorado 5.00%, due 12/15/24	740,625
		2,439,603
Florida - 5.4%
1,485,000	Callaway Florida, Capital Improvement Revenue Bonds, (Special Capital Extension Project), 5.00%, due 8/1/26	1,461,819
2,000,000	Hillsborough County, Florida, Industrial Development Authority Hospital Revenue, (Tampa General Hospital Project), Series B, 5.25%, due 10/1/28	2,036,460
1,000,000	Seminole Tribe, Florida, Special Obligation Revenue, Series A, 5.75%, due 10/1/22	1,046,840
		4,545,119
Georgia - 2.4%
2,000,000	Irwin County, Georgia, (Senior Municipal Corrections Project), 8.00%, due 8/1/37	2,031,540
Illinois - 8.2%
2,000,000	Bartlett, Illinois, Tax Increment Revenue (Quarry Redevelopment Project) 5.60%, due 1/1/23	2,028,000
1,800,000	Belleville, Illinois, Tax Increment Revenue (Frank Scott Parkway Redevelopment A) 5.00%, due 5/1/26	1,802,790

Shares or Principal Amount		Value
Illinois - (continued)
$1,555,000	Chicago, Illinois, Multi-Family Housing Revenue Bonds, Series R 5.08%, due 12/20/27	$1,552,963
1,070,000	Hampshire, Illinois, Special Service Area No. 19, (Crown Development-Prairie Ridge East B), 5.625%, due 3/1/22	1,056,967
500,000	Upper Illinois River Valley Development Authority, Multifamily Housing Revenue (Living Springs McHenry Supportive Living Facility), 6.10%, due 12/1/41	505,350
		6,946,070
Indiana - 2.4%
	Noblesville, Indiana, Redevelopment Authority Economic Development Lease Rental Bonds:
1,000,000	Hamilton Town Center Project Series B, 5.00%, due 8/1/25	1,016,210
1,000,000	Hazel Dell Road Series A, 5.125%, due 2/1/23	1,028,110
		2,044,320
Kansas - 3.2%
1,350,000	Manhattan, Kansas, Industrial Revenue (Farrar Corp.), 5.375%, due 8/1/17ß	1,315,467
1,360,000	Norwich, Kansas, Industrial Revenue (Farrar Corp), 5.75%, due 8/1/17ß	1,372,417
		2,687,884
Louisiana - 3.7%
1,155,000	Calcasieu Parish, Louisiana, Public Transportation, (Gulf Opportunity Zone) 5.875%, due 12/1/25ß	1,116,908
2,000,000	Louisiana Public Facilities Authority Revenue, (Ochsner Clinic Foundation Project), Series A, 5.25%, due 5/15/27	2,032,940
		3,149,848
Massachusetts - 1.2%
1,000,000	Massachusetts State Development Financial Authority Revenue, (Wheelock College) Series C, 5.25%, due 10/1/29	1,003,010
Michigan - 4.2%
1,530,000	Kentwood, Michigan, Economic Development Limited Obligation (Holland Home), Series A 5.25%, due 11/15/14	1,544,290
2,000,000	Oakland County, Michigan, Economic Development Corporation Revenue (Orchard Lake Schools Project) 5.00%, due 9/1/27	2,004,480
		3,548,770
New Hampshire - 2.9%
500,000	New Hampshire Health and Educational Facilities Authority Revenue, (Southern New Hampshire University), (ACA Insured), 5.00%, due 1/1/27	490,305
2,000,000	New Hampshire Higher Educational & Health Facilities Authority Revenue Variable Rate, 5.00%, due 12/1/32	2,000,000
		2,490,305

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 9

Janus Federal Tax-Exempt Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Ohio - 7.1%
$2,000,000	Ohio State Solid Waste Disposal Revenue (North Star Bluescope Steel) 4.95%, due 9/1/20	$1,970,020
2,000,000	Richland County, Ohio, Hospital Facilities Revenue, Medcentral Health System Obligation, 5.125%, due 11/15/21	2,075,339
2,000,000	Western Reservoir, Ohio, Port Authority Solid Waste Facility Revenue Bonds (Central Waste Project), Series A 6.35%, due 7/1/27	1,962,400
		6,007,759
Oklahoma - 1.3%
1,000,000	Comanche County, Oklahoma Development Financial Authority Revenue, (Comanche County Memorial Hospital Project), Series B 6.60%, due 7/1/31	1,060,080
Pennsylvania - 3.0%
1,609,765	Abington Township, Pennsylvania Municipal Authority Revenue (Scranton Cultural Center) 5.00%, due 2/15/17ß	1,590,013
1,000,000	Cumberland County, Pennsylvania Municipal Authority Revenue, (Diakon Lutheran Ministries Project) 5.00%, due 1/1/27	957,150
		2,547,163
South Carolina - 4.4%
1,720,000	Newberry Investing, (Newberry County School District Project) 5.25%, due 12/11/25	1,742,498
2,000,000	South Carolina Jobs Economic Development Authority Revenue (Woodlands at Furman Project), Series A 6.00%, due 11/15/27	2,020,960
		3,763,458
Tennessee - 2.6%
2,170,000	Knox County, Tennessee, Health Educational and Housing Facilities Board, (Baptist Health System East Tennessee), 6.375%, due 4/15/22	2,236,619
Texas - 7.1%
1,000,000	Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue (American Airlines Inc.) 6.00%, due 11/1/14	997,680
1,130,000	La Vernia, Texas, Higher Education Financial Revenue, (Southwest Winners Foundation), (ACA Insured), Series A 5.00%, due 2/15/21	1,128,825
1,215,000	Lubbock, Texas, Educational Facilities Authority Revenue, (Lubbock Christian) 5.125%, due 11/1/27	1,200,772
635,000	Maverick County, Texas, Public Facility Corporate Project Revenue Bonds Series A-1, 6.25%, due 2/1/24	647,630

Shares or Principal Amount		Value
Texas - (continued)
	Tarrant County, Texas, Cultural Education Facility, (Buckner Retirement Services Project):
$1,000,000	5.25%, due 11/15/22	$1,029,850
1,000,000	5.25%, due 11/15/27	1,023,470
		6,028,227
Washington - 2.5%
1,025,000	King County, Washington, Housing Authority Capital Funding Project Revenue, (Egis Housing Program), (FSA Insured), 5.30%, due 6/1/23	1,054,407
1,000,000	Skagit County, Washington, Public Hospital District 1 Revenue, (Skagit Hospital) 5.625%, due 12/1/25	1,034,540
		2,088,947
Wisconsin - 6.7%
	Wisconsin Health and Educational Facilities Authority Revenue Bonds:
1,000,000	(Milwaukee Catholic Home) 5.00%, due 7/1/26	980,090
1,925,000	(St. John Communities) 5.50%, due 10/1/22	1,925,000
2,685,000	(Synergy Health, Inc.) 6.00%, due 11/15/23	2,756,663
		5,661,753
Total Municipal Securities (cost $71,408,031)		71,101,990
Short-Term Municipal Securities - 14.3%
Colorado - 0.3%
300,000	Denver, Colorado, City and County Excise Tax Revenue (Convention Center Project) Series B, Variable Rate 3.43%, due 9/1/25	300,000
Illinois - 2.4%
2,000,000	Illinois Health Facilities Authority Revenue (OSF Healthcare System), Variable Rate 5.50%, due 11/15/31	2,000,000
Iowa - 2.4%
2,000,000	Iowa Higher Education Student Loan Liquidity Corporation, Series D, Variable Rate, 5.05%, due 12/1/27	2,000,000
Nebraska - 2.4%
2,000,000	Scotts Bluff, Nebraska, Hospital Authority Revenue, (Regional West Medical Center) Variable Rate, 5.50%, due 12/1/28	2,000,000
New Mexico - 0.1%
100,000	Albuquerque, New Mexico, Educational Facilities Revenue, (Albuquerque Academy Project), Variable Rate 3.34%, due 10/15/16	100,000
New York - 2.3%
1,970,000	Amherst, New York, Industrial Development Agency, (Daemen College), Variable Rate 6.00%, due 10/1/36	1,970,000

See Notes to Schedules of Investments and Financial Statements.
10 Janus Bond & Money Market Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Pennsylvania - 2.0%
$300,000	Chester County Pennsylvania Health and Education Facilities Authority Revenue (Jenner's Pond Project), Variable Rate 3.48%, due 7/1/34	$300,000
505,000	Cumberland County, Pennsylvania Municipal Authority Revenue, (Messiah Village Project), Variable Rate 3.28%, due 7/1/27	505,000
900,000	Delaware County Pennsylvania, (Dunwoody Village), Variable Rate, 3.48%, due 4/1/30	900,000
		1,705,000
Washington - 2.4%
2,000,000	Washington State Health Care Facilities Authority Revenue, (Overlake Hospital Medical Center), Variable Rate 6.00%, due 7/1/38	2,000,000
Total Short-Term Municipal Securities (cost $12,075,000)		12,075,000
Total Investments (total cost $83,483,031) – 98.3%		83,176,990
Cash, Receivables and Other Assets, net of Liabilities – 1.7%		1,469,506
Net Assets – 100%		$84,646,496

ACA - American Capital Access Corp.

FSA - Financial Security Assurance, Inc.

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 11

Janus Flexible Bond Fund (unaudited)

Ticker: JAFIX

Fund Snapshot

This bond fund continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Gibson Smith

co-portfolio
manager

Darrell Watters

co-portfolio
manager

Performance Overview

For the 12-month period ended October 31, 2007, Janus Flexible Bond Fund posted a gain of 5.27%, compared to a 5.38% increase of its benchmark, the Lehman Brothers Aggregate Bond Index.

Economic Update

Volatility in the bond market rose during the 12-month period ended October 31, 2007, as strong economic data midway through gave way to turmoil in the credit markets and uncertainty surrounding the U.S. economy and corporate profit growth. After remaining range-bound between 4.40% and 4.90% for the first six months of this fiscal-year, long-term interest rates, as measured by the 10-year U.S. Treasury bond, broke above 5.00%, peaking at 5.32% in June amid signs of strength in the U.S. economy and an inflation bias by the Federal Reserve (Fed). However, as July came to a close, interest rates trended lower as subprime-related problems began to surface in other areas of the credit markets, sending investors to the relative safety of U.S. Treasuries on rising speculation of a rate cut by the Fed. The downtrend in interest rates continued through much of August and into September before backing off on strength in the equity markets. Short-term rates remained lower than long term rates leaving the curve more normalized at very low rates.

Elsewhere, the spreads between U.S. Treasuries and high-yield bonds widened considerably from what had been historically low levels in May as bond investors' appetite for risk waned. Risk aversion exacerbated already widening spreads in U.S. credit markets on the heels of subprime mortgage woes and the credit crunch. The question of whether the worst was for deterioration in credit markets remained unresolved as the period came to a close. Nevertheless, the underlying fundamentals of the U.S. economy were moderately positive. Strong employment growth and active manufacturing sectors were offset by persistent weakness in the housing market along with questions about business and consumer confidence, keeping the economic outlook somewhat uncertain.

Overweight to Credit Hurt Results

While we scaled back exposure to finance-related holdings, the Fund remained overweight corporate credits relative to its benchmark. While this overweight exposure was supported by fundamental analysis of relative risks and opportunities across the fixed-income spectrum, it proved detrimental during the market correction that occurred in the third quarter of 2007. In particular, Fund performance was held back by our focus on highly liquid credits with strong fundamentals. As often happens in the roll over phase of a credit cycle, institutional investors faced with redemptions are forced to sell the most marketable credits first, which drives down prices of these more liquid issues. Later in a credit cycle, however, more liquid names tend to outperform, as investors once again focus on strong underlying fundamentals.

Additionally, despite efforts to scale back the Fund's finance industry exposure, a few remaining credits in this area worked against the Fund. These included bonds issued by commercial lender Capmark Financial Group. The recent sell-off in finance-related holdings did not discriminate between businesses with residential mortgage exposure and those, like Capmark, that focus on the commercial-lending market.

Reduced Exposure to Mortgage-Backed Securities Aided Performance

Performance benefited from the steps we took to reduce the Fund's overall risk profile. Last spring, as concerns mounted over spread volatility and credit problems in the mortgage sector, we began to substantially reduce the Fund's exposure to mortgage-backed securities, recycling most of the cash into higher-quality Treasury positions. Additionally we reduced the exposure to bank, finance and brokerage issuers prior to the mid-summer credit crunch. These steps helped to mitigate the Fund's sensitivity to the ensuing market sell-off, which took a heavy toll on mortgage- and finance-related holdings.

Individual credit selection also worked in the Fund's favor. Notably, we capitalized on the investment in bonds issued by hospital management firm HCA following its management-led

12 Janus Bond & Money Market Funds October 31, 2007

(unaudited)

leveraged buyout last November. The bonds subsequently rallied reflecting investor confidence in this asset-rich, cash-flow generative company's ability to pay down its debt. Moreover, the Fund's HCA bonds held their value better than other credits during the recent market volatility,

Outlook

We are watching the outlook for the global economy very closely as we believe this holds the key to the pricing and valuation of risk assets. The Fund's overweight U.S. Treasury position along with neutral duration and curve positioning are telling of our cautious view on the market. We view the Fed funds 75 basis point easing as a signal that the Federal Reserve Board will continue to add liquidity as necessary, boosting confidence in financial markets. The housing market and the dislocations in the mortgage and funding markets continued to garner attention at period end and we believe there are still problems to be resolved. Our underweight mortgage position in the Fund versus the index reflects our cautious approach to the mortgage market and the direction of swap spreads, which measure the degree of stress in the banking system. All in all, we view credit as offering the greatest long-term total return opportunity for the Fund's shareholders but current valuations remain tight. We will keep a keen eye out for further dislocations in the credit markets and for mispriced securities, and will use volatility as an opportunity to add to the Fund's credit exposure. Additionally, we will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. As always, we will continue to emphasize bottom-up company analysis as our primary tool for adding value for shareholders.

Thank you for your investment in Janus Flexible Bond Fund.

Janus Flexible Bond Fund At a Glance

Fund Profile

October 31, 2007
Weighted Average Maturity	6.6 Years
Average Modified Duration*	4.3 Years
30-Day Current Yield**	4.41%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	196

* A theoretical measure of price volatility

** Yield will fluctuate

Ratings† Summary – (% of Net Assets)

October 31, 2007
AAA	66.1%
AA	0%
A	2.6%
BBB	6.6%
BB	6.8%
B	6.6%
CCC	1.0%
Other	10.3%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of October 31, 2007	As of October 31, 2007

Emerging markets comprised 0.1% of total net assets.

Janus Bond & Money Market Funds October 31, 2007 13

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Flexible Bond Fund	5.27%		4.53%		5.35%		7.39%		0.83%	0.83%
Lehman Brothers Aggregate Bond Index	5.38%		4.41%		5.91%		7.48	%**
Lipper Quartile	1	st	2	nd	2	nd	1	st
Lipper Ranking - based on total return for Intermediate Investment Grade Debt Funds	87/525		122/393		73/180		5/22

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers, the Fund's yield and total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 15, 2007, Gibson Smith and Darrell Watters became Co-Portfolio Managers of Janus Flexible Bond Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – July 7, 1987

**The Lehman Brothers Aggregate Bond Index's since inception returns are calculated from June 30, 1987.

14 Janus Bond & Money Market Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,024.10	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13

*Expenses are equal to the annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Bond & Money Market Funds October 31, 2007 15

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Corporate Bonds - 24.4%
Advertising Services - 0.3%
$2,650,000	R.H. Donnelley Corp., 8.875% senior notes, due 10/15/17 (144A)	$2,650,000
Aerospace and Defense - 0.2%
	Hawker Beechcraft, Inc.:
105,319	5.19813%, bank loan, due 3/26/14‡	103,147
1,142,713	5.19813%, bank loan, due 3/26/14‡	1,120,933
95,745	6.81875%, bank loan, due 3/26/14‡	93,920
		1,318,000
Agricultural Operations - 0.2%
1,421,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	1,409,453
Applications Software - 0.2%
1,920,000	Intuit, Inc., 5.75% senior unsecured notes, due 3/15/17	1,865,787
Auction House - Art Dealer - 0.1%
	Adesa, Inc.:
504,003	7.45%, bank loan, due 10/20/13‡	486,574
479,488	7.45%, bank loan, due 10/20/13‡	462,907
		949,481
Automotive - Cars and Light Trucks - 0.8%
	Ford Motor Co.:
1,790,977	8.70%, bank loan, due 12/16/13‡	1,718,228
1,825,000	7.45%, unsecured notes, due 7/16/31	1,441,750
1,850,000	4.25%, senior notes, due 12/15/36	2,215,375
769,188	General Motors Corp., 7.615% bank loan, due 11/29/13‡	751,558
		6,126,911
Automotive - Medium and Heavy Duty Trucks - 0.2%
	Navistar International Corp.:
198,333	4.7938%, bank loan, due 1/19/12‡	195,853
268,334	8.23375%, bank loan, due 1/19/12‡	264,980
1,283,333	8.23375%, bank loan, due 1/19/12‡	1,267,292
		1,728,125
Automotive - Truck Parts and Equipment - Original - 0.6%
4,845,000	TRW Automotive, Inc., 7.00%, company guaranteed notes, due 3/15/14 (144A)	4,723,875
Cable Television - 2.0%
1,750,000	Charter Communications Operating LLC 6.99%, bank loan, due 3/6/14‡	1,678,443
	Comcast Corp.:
2,775,000	5.85%, company guaranteed notes due 1/15/10	2,821,542
3,395,000	6.50%, company guaranteed notes due 1/15/17	3,550,090
3,850,000	Cox Communications, Inc., 4.625% senior unsecured notes, due 1/15/10	3,807,507
3,144,786	CSC Holdings, Inc., 6.875% bank loan, due 3/29/13‡	3,067,235
		14,924,817

Shares or Principal Amount		Value
Casino Hotels - 0.2%
	Green Valley Ranch Gaming:
$291,273	7.19813%, bank loan, due 2/16/14‡	$283,991
540,000	7.54125%, bank loan, due 2/16/14‡	526,500
31,500	7.19813%, bank loan, due 2/16/14‡	30,713
450,000	Seminole Hard Rock Entertainment 7.86%, secured notes due 3/15/14 (144A)‡	439,875
		1,281,079
Cellular Telecommunications - 0.3%
2,200,000	Nextel Communications, Inc., 6.875% company guaranteed notes, due 10/31/13	2,205,500
Commercial Services - 0.5%
750,000	Aramark Corp., 8.50% company guaranteed notes, due 2/1/15	759,375
3,050,000	Iron Mountain, Inc., 8.625% company guaranteed notes, due 4/1/13	3,103,375
		3,862,750
Computer Services - 0.4%
3,320,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	3,386,400
Consumer Products - Miscellaneous - 0.2%
1,850,000	Clorox Co., 5.95% senior unsecured notes, due 10/15/17	1,854,002
Containers - Metal and Glass - 0.5%
2,153,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	2,169,148
1,720,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	1,728,600
		3,897,748
Data Processing and Management - 0.3%
2,550,000	First Data Corp., 9.875%, senior unsecured notes, due 9/24/15 (144A)	2,441,625
Disposable Medical Products - 0.5%
	Covidien International:
2,300,000	6.00%, company guaranteed notes due 10/15/17 (144A)	2,331,001
1,125,000	6.55%, company guaranteed notes due 10/15/37 (144A)	1,146,102
		3,477,103
Diversified Financial Services - 1.0%
	General Electric Capital Corp.:
5,145,000	4.875%, notes, due 10/21/10**	5,149,152
2,600,000	4.375%, unsecured notes, due 11/21/11	2,537,964
		7,687,116
Diversified Operations - 0.7%
2,545,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	2,576,813
2,750,000	Textron, Inc., 6.375%, notes, due 11/15/08	2,789,248
		5,366,061
Diversified Operations - Commercial Services - 0.1%
	Aramark Corp.:
37,036	5.19813%, bank loan, due 1/27/14‡	36,141
518,194	7.19813%, bank loan, due 1/27/14‡	505,669
		541,810

See Notes to Schedules of Investments and Financial Statements.
16 Janus Bond & Money Market Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Educational Software - 0%
$298,496	Riverdeep Interactive Learning, 7.94813% bank loan, due 12/20/13‡	$296,096
Electric - Generation - 0.6%
4,900,000	Edison Mission Energy, 7.00% senior notes, due 5/15/17 (144A)	4,789,750
Electric - Integrated - 3.1%
2,313,000	CMS Energy Corp., 6.30% senior unsubordinated notes, due 2/1/12	2,308,393
1,275,000	Consolidated Edison, Inc., 5.50% debentures, due 9/15/16	1,268,816
2,450,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17(144A)	2,477,563
1,900,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	1,883,616
4,035,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	4,261,403
1,785,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	1,728,239
1,425,000	Pacificorp, 6.25% first mortgage notes, due 10/15/37	1,462,536
4,350,000	Southern California Edison Co. 7.625%, unsecured notes, due 1/15/10	4,574,002
4,175,000	TXU Energy Co. LLC, 10.25%, company guaranteed notes, due 11/1/15 (144A)	4,195,875
		24,160,443
Electronic Components - Semiconductors - 0.5%
3,600,000	National Semiconductor Corp., 5.94438% senior unsecured notes, due 6/15/10‡	3,583,598
Energy - Alternate Sources - 0.1%
847,875	Huish Detergents, Inc., 7.20% bank loan, due 4/26/14‡	808,305
Finance - Auto Loans - 0.7%
	Ford Motor Credit Co.:
843,000	9.75%, senior unsecured notes due 9/15/10‡	839,467
2,550,000	9.6925%, notes, due 4/15/12‡	2,574,217
575,000	7.80%, notes, due 6/1/12	540,256
	General Motors Acceptance Corp.:
500,000	6.625%, unsubordinated notes due 5/15/12	448,866
865,000	6.75%, notes, due 12/1/14	766,471
		5,169,277
Finance - Consumer Loans - 0.2%
1,579,000	John Deere Capital Corp., 4.875% notes, due 10/15/10	1,572,127
Finance - Other Services - 0.4%
	Pinnacle Foods Finance LLC:
1,723,500	7.94813%, bank loan, due 4/2/14‡	1,681,136
72,000	7.94813%, bank loan, due 4/2/14‡	70,230
175,000	9.25%, senior notes, due 4/1/15 (144A)	166,250
1,275,000	10.625%, senior subordinated notes due 4/1/17(144A)	1,188,938
		3,106,554

Shares or Principal Amount		Value
Food - Retail - 0.4%
	Stater Brothers Holdings, Inc.:
$1,010,000	8.125%, senior notes, due 6/15/12	$1,020,100
1,700,000	7.75%, company guaranteed notes due 4/15/15	1,695,750
		2,715,850
Food - Wholesale/Distribution - 0.3%
1,850,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	1,900,875
Gas - Distribution - 0.1%
1,030,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	993,950
Independent Power Producer - 0.3%
	Reliant Energy, Inc.:
1,175,000	7.625%, senior notes, due 6/15/14	1,185,281
1,125,000	7.875%, senior notes, due 6/15/17	1,134,844
		2,320,125
Machinery - Electrical - 0.1%
	Baldor Electric Co.:
388,824	0%, bank loan, due 1/31/14‡	383,802
294,564	6.75%, bank loan, due 1/31/14‡	290,758
6,228	6.5625%, bank loan, due 1/31/14‡	6,147
8,416	7.00%, bank loan, due 1/31/14‡	8,307
		689,014
Medical - Hospitals - 0.5%
	HCA, Inc.:
845,739	7.44813%, bank loan, due 11/18/13‡	824,807
2,625,000	9.25%, secured notes due 11/15/16 (144A)	2,762,813
		3,587,620
Metal - Diversified - 0.3%
1,925,000	Freeport-McMoRan Copper & Gold, Inc. 8.375%, senior unsecured notes due 4/1/17	2,107,875
Multimedia - 0.8%
1,075,000	Time Warner, Inc., 6.50% company guaranteed notes, due 11/15/36	1,061,429
	Viacom, Inc.:
850,000	6.25%, senior notes, due 4/30/16	858,395
925,000	6.125%, senior unsecured notes due 10/5/17	925,349
1,295,000	6.75%, senior unsecured notes due 10/5/37	1,318,750
1,741,209	VNU, Inc., 7.36%, bank loan, due 8/9/13‡	1,695,937
		5,859,860
Non-Hazardous Waste Disposal - 0.7%
2,900,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	2,918,125
2,400,000	Waste Management, Inc., 7.375% senior unsubordinated notes, due 8/1/10	2,540,184
		5,458,309
Oil Companies - Exploration and Production - 1.0%
2,200,000	Sabine Pass L.P., 7.50% secured notes, due 11/30/16	2,156,000
	Forest Oil Corp.:
300,000	8.00%, company guaranteed notes due 12/15/11	310,500
1,200,000	7.25%, senior notes, due 6/15/19 (144A)	1,200,000

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 17

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
$2,110,000	Kerr-McGee Corp., 6.875% company guaranteed notes, due 9/15/11	$2,221,500
600,000	Pemex Project Funding Master Trust, 5.75% company guaranteed notes, due 12/15/15	610,800
1,325,000	XTO Energy, Inc., 6.10% senior unsecured notes, due 4/1/36	1,312,549
		7,811,349
Paper and Related Products - 0.3%
	Georgia-Pacific Corp.:
100,012	7.47375%, bank loan, due 12/20/12‡	97,546
200,025	7.26425%, bank loan, due 12/20/12‡	195,092
163,270	6.94813%, bank loan, due 12/20/12‡	159,244
1,600,197	7.47375%, bank loan, due 12/20/12‡	1,560,735
		2,012,617
Pipelines - 1.3%
9,100,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	8,283,338
1,800,000	Spectra Energy Corp., 6.75% senior notes, due 2/15/32	1,817,850
		10,101,188
Publishing - Periodicals - 0.5%
1,475,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	1,569,031
	Idearc, Inc.:
1,017,313	7.20%, bank loan, due 11/17/14‡	1,001,290
879,000	8.00%, company guaranteed notes due 11/15/16	881,198
		3,451,519
Real Estate Management/Services - 0.3%
	Realogy Corp.:
467,727	4.9763%, bank loan, due 10/10/13‡	434,537
1,732,930	8.24%, bank loan, due 10/10/13‡	1,609,736
		2,044,273
Reinsurance - 0.2%
1,400,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	1,360,001
Retail - Regional Department Stores - 0%
323,354	Neiman Marcus Group, Inc., 7.44813% bank loan, due 4/6/13‡	317,602
Retail - Restaurants - 0.2%
	Darden Restaurants, Inc.:
925,000	6.20%, senior unsecured notes due 10/15/17	939,360
700,000	6.80%, senior unsecured notes due 10/15/37	722,805
		1,662,165
Satellite Telecommunications - 0.2%
1,414,000	INTELSAT Bermuda, Ltd., 7.85866% bank loan, due 2/1/14‡	1,396,325
Savings/Loan/Thrifts - 0.1%
525,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10‡	513,975
Schools - 0.1%
611,382	Education Management LLC, 7.00% bank loan, due 6/1/13‡	592,386

Shares or Principal Amount		Value
Special Purpose Entity - 0.7%
$1,390,000	Source Gas LLC, 5.90% senior notes, due 4/1/17 (144A)§	$1,353,724
975,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	916,500
3,225,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	3,238,571
		5,508,795
Specified Purpose Acquisition Company - 0%
223,313	Solar Capital Group, Corp., 7.35625% bank loan, due 2/28/14‡	219,932
Telephone - Integrated - 0.6%
2,950,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	2,899,290
1,275,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11	1,307,042
		4,206,332
Television - 0.2%
48,611	Univision Communications, Inc., 7.0025% bank loan, due 9/29/14‡	45,983
1,701,389	Univision Communications, Inc., 7.21% bank loan, due 9/29/14‡	1,609,412
		1,655,395
Transportation - Railroad - 0.1%
675,000	Kansas City Southern de Mexico, 7.375% senior notes, due 6/1/14 (144A)	675,000
Transportation - Services - 0.2%
1,270,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	1,280,154
Total Corporate Bonds (cost $186,819,838)		185,626,279
Mortgage Backed Securities - 17.3%
Collateralized Mortgage Obligations - 1.1%
4,916,833	Chase 2003-S13 A2, 5.00% due 11/25/33	4,684,504
3,515,000	UBS, 5.50%, due 11/25/37ß	3,434,265
		8,118,769
U.S. Government Agency - 16.2%
	Fannie Mae:
2,575,369	7.00%, due 9/1/14	2,673,460
659,389	6.50%, due 11/1/17	677,198
2,040,821	5.00%, due 11/1/18	2,016,083
2,943,453	4.50%, due 5/1/19	2,852,281
506,387	5.50%, due 8/1/19	508,018
1,329,786	5.50%, due 9/1/19	1,334,068
209,761	5.50%, due 9/1/19	210,655
499,393	4.50%, due 4/1/20	483,234
2,295,123	6.00%, due 10/1/21	2,335,625
2,838,590	5.50%, due 9/1/24	2,825,183
723,793	7.00%, due 11/1/28	758,058
892,052	6.50%, due 2/1/31	920,889
1,731,947	7.00%, due 2/1/32	1,813,940
2,013,589	6.50%, due 5/1/32	2,077,932
812,288	6.50%, due 7/1/32	836,058
5,766,067	6.00%, due 10/1/32	5,834,824
6,509,406	5.035%, due 1/1/33	6,508,423
4,769,559	5.50%, due 2/1/33	4,714,528
1,379,243	6.50%, due 3/1/33	1,419,604
3,053,620	4.566%, due 4/1/33	3,035,504
3,372,488	5.50%, due 11/1/33	3,332,822

See Notes to Schedules of Investments and Financial Statements.
18 Janus Bond & Money Market Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
U.S. Government Agency - (continued)
$4,101,508	5.00%, due 4/1/34	$3,946,319
6,540,704	6.00%, due 7/1/34	6,619,200
2,333,636	6.50%, due 8/1/34	2,404,276
519,644	6.50%, due 9/1/34	537,277
5,746,620	5.50%, due 11/1/34	5,675,094
872,063	5.50%, due 11/1/34	861,209
2,198,896	4.605%, due 12/1/34	2,176,489
1,683,007	6.50%, due 1/1/36	1,722,820
4,035,546	6.00%, due 3/1/36	4,066,030
1,015,546	6.00%, due 8/1/36	1,023,218
6,143,607	5.585%, due 11/1/36	6,199,896
1,587,709	6.00%, due 1/1/37	1,599,702
7,495,000	6.50%, due 11/13/37ƒ	7,670,667
	Federal Home Loan Bank System:
802,679	5.50%, due 12/1/34	791,960
2,873,735	5.50%, due 12/1/34	2,835,356
1,695,827	5.713%, due 3/1/37	1,713,442
	Freddie Mac:
1,083,222	5.50%, due 1/1/16	1,089,379
1,819,100	5.50%, due 1/1/18	1,828,390
1,315,814	5.50%, due 2/1/21	1,317,895
1,235,481	5.00%, due 4/1/21	1,217,343
1,754,037	6.00%, due 11/1/33	1,771,603
2,882,707	6.00%, due 2/1/34	2,913,419
3,878,046	3.756%, due 7/1/34	3,856,048
803,889	6.50%, due 7/1/34	829,092
352,352	6.50%, due 7/1/34	363,207
277,542	6.50%, due 6/1/35	285,123
1,384,000	6.50%, due 11/13/37ƒ	1,417,302
	Ginnie Mae:
2,800,551	6.00%, due 10/20/34	2,831,760
1,441,535	6.50%, due 2/20/35	1,482,391
4,939,658	5.50%, due 3/20/35	4,885,526
		123,099,820
Total Mortgage Backed Securities (cost $131,754,892)		131,218,589
Preferred Stock - 0.6%
Finance - Other Services - 0.3%
38,945	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	2,009,562
Savings/Loan/Thrifts - 0.3%
91,960	Chevy Chase Bank FSB, 8.00%	2,363,372
Total Preferred Stock (cost $4,551,462)		4,372,934
U.S. Treasury Notes/Bonds - 52.9%
	U.S. Treasury Notes/Bonds:
$25,135,000	4.875%, due 5/31/09#	25,478,646
18,353,000	4.625%, due 7/31/09#	18,555,177
900,000	4.75%, due 2/15/10#	915,680
80,117,000	4.50%, due 5/15/10#	81,249,934
8,335,000	5.125%, due 6/30/11#	8,644,304
16,900,000	4.50%, due 11/30/11#	17,160,108
1,250,000	4.75%, due 1/31/12#	1,281,250
25,460,000	4.625%, due 2/29/12#	25,977,144
2,045,000	4.50%, due 3/31/12	2,076,313
2,925,000	4.50%, due 4/30/12	2,968,875
46,886,000	4.75%, due 5/31/12	48,105,785
25,100,000	4.625%, due 7/31/12#	25,609,831
3,720,000	4.125%, due 8/31/12	3,716,220
3,125,000	4.25%, due 9/30/12	3,138,184
5,966,000	4.625%, due 11/15/16#	6,046,171

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - (continued)
$8,572,000	4.625%, due 2/15/17#	$8,683,170
41,506,000	4.50%, due 5/15/17#	41,625,994
11,730,000	4.75%, due 8/15/17	11,988,424
3,110,000	8.875%, due 8/15/17	4,168,859
6,145,000	8.875%, due 2/15/19#	8,418,171
8,705,000	7.25%, due 8/15/22#	10,981,218
18,461,000	6.25%, due 8/15/23#	21,426,298
10,584,000	4.75%, due 2/15/37	10,578,211
12,630,000	5.00%, due 5/15/37	13,132,245
Total U.S. Treasury Notes/Bonds (cost $393,632,033)		401,926,212
Commercial Paper - 1.2%
9,000,000	Ford Motor Credit Company (cost $8,983,290)	8,983,290
Money Markets - 2.4%
14,026,533	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	14,026,533
4,340,550	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	4,340,550
Total Money Markets (cost $18,367,083)		18,367,083
Other Securities - 23.2%
176,453,145	Allianz Dresdner Daily Asset Fund† (cost $176,453,145)	176,453,145
Total Investments (total cost $920,561,743) – 122.0%		926,947,532
Liabilities, net of Cash, Receivables and Other Assets – (22.0)%		(167,372,007)
Net Assets – 100%		$759,575,525

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Canada	$8,283,338	0.9%
Cayman Islands	3,238,571	0.4%
China	916,500	0.1%
Spain	1,307,042	0.1%
United States††	913,202,081	98.5%
Total	$926,947,532	100.0%

††Includes Short-Term Securities and Other Securities (76.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 19

Janus High-Yield Fund (unaudited)

Ticker: JAHYX

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Performance Overview

For the 12-month period ended October 31, 2007, Janus High-Yield Fund posted a gain of 6.04%, compared to a 6.73% increase of its benchmark, the Lehman Brothers High-Yield Bond Index.

Economic Update

Volatility in the bond market rose during the 12-month period ended October 31, 2007, as strong economic data midway through gave way to turmoil in the credit markets and uncertainty surrounding the U.S. economy and corporate profit growth. After remaining range-bound between 4.40% and 4.90% for the first six months of this fiscal-year, long-term interest rates, as measured by the 10-year U.S. Treasury bond, broke above 5.00%, peaking at 5.32% in June amid signs of strength in the U.S. economy and an inflation bias by the Federal Reserve (Fed). However, as July came to a close, interest rates trended lower as subprime-related problems began to wreak havoc in other areas of the credit markets, resulting in investors flocking to the relative safety of U.S. Treasuries and rising speculation of a rate cut by the Fed. The downtrend in interest rates continued through much of August and into September before reversing a bit after the September 18th rate cut by the Fed, followed by strength in the equity markets. Through the turmoil, later in the period, the yield curve began to normalize with long-term rates moving higher and short-term rates moving lower. Strong employment growth and an active manufacturing sector, along with persistent weakness in the housing market and questions about business and consumer confidence, combined to keep the economic outlook somewhat hazy.

Elsewhere, the spreads between U.S. Treasuries and high-yield bonds widened considerably from what had been historically low levels in May as bond investors' appetite for below-investment-grade securities waned a bit. Concerns around the direction of the economy, the overhang of new issuance in the high-yield and bank loan markets, woes in the subprime and an increasing degree of risk-aversion building in the market put additional pressure on spreads. As concerns intensified, the funding markets showed signs of freezing up with commentary around an outright credit crunch emerging. The Fed reacted with two interest rate cuts in September and October, reducing the Federal Funds rate by 75 basis points to 4.50%. After two interest rate decreases by the Fed, the question of whether the worst was over or further deterioration in liquidity conditions were ahead remained unresolved as the period came to a close. In light of the uncertainty and the tremendous volatility in the credit markets, investors remained skeptical of the economic outlook and the stability of the financial system.

Focus on More Liquid Credits Proved a Short-Term Negative

Performance for the period was hindered by steps we took in an effort to moderate the overall risk of the Fund. Beginning early in 2007, growing concerns over spread volatility and potential investor risk aversion led us to upgrade the Fund into issues backed by stable cash-producing, asset-rich businesses such as Pilgrims Pride, the poultry producer, or Stater Brothers Holdings, the supermarket chain.

Unfortunately, this conservative focus worked against us early in 2007, as higher beta issues outperformed. Subsequently, as credit markets deteriorated and spreads widened into the summer, liquidity constraints forced many investors to sell their most liquid assets to raise cash. This put downward pressure on prices of the higher liquid credits that we owned. Nonetheless, we believe these more stable, better fundamental issues should perform well on a relative basis as uncertainty remains in the credit markets.

The largest detractor from performance for the period was debt issued by Tropicana Entertainment (Wimar Opco LLC), a casino operator with locations around the U.S. The highly liquid bonds suffered during the summer's volatility. As August came to a close the company reported in line results reaffirming our investment thesis. Additionally we believe the relative value of the position versus other options in the gaming space presents an attractive risk/reward profile.

Detractors among individual credits included our Trump Entertainment Resorts bonds. Prior to the market sell-off, we were expecting Trump to sell assets, or even the entire company, to raise cash. The likelihood of this liquidity event was called into question as credit markets seized up and fundamentals in the Atlantic City casino market deteriorated. As we lost some confidence in our thesis surrounding Trump's ability to raise cash and retire debt, we trimmed our position in the bonds.

20 Janus Bond & Money Market Funds October 31, 2007

(unaudited)

Select Health Care and Automotive Bonds Aided Performance

Performance over the 12-month period benefited from select health care names researched by Jason Groom, our fixed-income health care analyst. This included our investment in HCA, a hospital management company.

We purchased our HCA position late in 2006, following a management-led leveraged buyout. Our bonds subsequently rallied on the strength of the company's asset-rich balance sheet and strong free cash flow—attributes that helped underpin the value of the bonds during recent market volatility.

Results were further supported by select automotive bonds. In the automotive sector our investment in Goodyear Tire & Rubber, recommended by Janus analyst Dan Porter, benefited from encouraging news about replacement tire pricing and resolution of labor disputes, as well as from its ongoing efforts to deleverage its balance sheet by paying down debt. As the bonds approached our target price, we trimmed the position in favor of what we felt were better opportunities.

Outlook

We are watching the outlook for the global economy very closely as we believe this holds the key to the pricing and valuation of risk assets. Additionally, we will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. We view the Fed's 75 basis point easing as a signal that they will continue to add liquidity as necessary, while also helping to calm the markets. The housing market and the dislocations in the mortgage and funding markets continued to garner attention at period end and we believe there are still problems to be resolved. Concerns around the health of the financial system, in particular many of the large commercial and investment banks, emerged at the end of the period. We are watching this closely. We will also keep a keen eye out for further dislocations in the credit markets and for mispriced securities, and will use volatility as an opportunity to purchase new positions in the Fund and to add to our favorite total return positions. As always, we will continue to emphasize bottom-up company analysis as our primary tool for adding value for shareholders.

Thank you for your investment in Janus High-Yield Fund.

Janus High-Yield Fund At a Glance

Fund Profile

October 31, 2007
Weighted Average Maturity	6.6 Years
Average Modified Duration*	3.7 Years
30-Day Current Yield**	8.23%
Weighted Average Fixed Income Credit Rating	B+
Number of Bonds/Notes	272

* A theoretical measure of price volatility

** Yield will fluctuate

Ratings† Summary – (% of Net Assets)

October 31, 2007
AAA	0.0%
AA	0.0%
BBB	1.0%
BB	19.6%
B	56.6%
CCC	18.4%
Other	4.4%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of October 31, 2007	As of October 31, 2007

Emerging markets comprised 1.2% of total net assets.

Janus Bond & Money Market Funds October 31, 2007 21

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus High-Yield Fund	6.04%		8.99%		6.01%		8.08%		0.94%	0.92%
Lehman Brothers High-Yield Bond Index	6.73%		12.99%		5.91%		6.84%
Lipper Quartile	3	rd	4	th	1	st	1	st
Lipper Ranking - based on total return for High Current Yield Funds	296/450		280/320		29/148		7/97

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers, the Fund's yield and total returns would have been lower.
The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 29, 1995

22 Janus Bond & Money Market Funds October 31, 2007

(unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$995.40	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Bond & Money Market Funds October 31, 2007 23

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Corporate Bonds - 95.7%
Advertising Services - 2.0%
	Advanstar Communications, Inc.:
$675,308	7.44813%, bank loan, due 5/31/14‡	$636,477
275,000	10.19813%, bank loan, due 11/28/14‡	260,563
	Penton Media, Inc.:
1,016,129	7.23375%, bank loan, due 2/1/13‡	957,702
28,621	7.44813%, bank loan, due 2/1/13‡	26,975
1,950,000	9.98375%, bank loan, due 2/1/14‡	1,818,375
	R.H. Donnelley Corp.:
1,274,000	6.875%, senior discount notes due 1/15/13	1,197,560
2,208,000	6.875%, senior discount notes due 1/15/13	2,075,520
3,475,000	6.875%, senior unsecured notes due 1/15/13#	3,266,500
1,625,000	8.875%, senior notes, due 10/15/17 (144A)	1,625,000
		11,864,672
Aerospace and Defense - Equipment - 0.2%
1,282,000	DRS Technologies, Inc., 6.875% company guaranteed notes, due 11/1/13	1,282,000
Agricultural Chemicals - 0.3%
1,823,000	Mosaic Co., 6.25% senior notes, due 12/1/16 (144A)‡	1,964,283
Airlines - 0.4%
2,250,000	Continental Airlines, Inc., 8.75% unsubordinated notes, due 12/1/11#	2,216,250
Apparel Manufacturers - 2.3%
5,839,000	Hanesbrands, Inc., 8.78406% company guaranteed notes, due 12/15/14‡,#	5,868,194
	Levi Strauss & Co.:
1,444,000	9.75%, senior unsubordinated notes due 1/15/15	1,507,175
1,995,000	8.875%, senior unsecured notes due 4/1/16	2,044,875
4,745,000	Quiksilver, Inc., 6.875% company guaranteed notes, due 4/15/15	4,424,713
		13,844,957
Athletic Equipment - 0.1%
895,000	Easton-Bell Sports, Inc., 8.375% company guaranteed notes, due 10/1/12	859,200
Automotive - Cars and Light Trucks - 2.4%
	Ford Motor Co.:
273,622	8.70%, bank loan, due 12/16/13‡	262,507
5,484,000	7.45%, unsecured notes, due 7/16/31#	4,332,359
1,295,000	4.25%, senior notes, due 12/15/36	1,550,763
	General Motors Corp.:
4,490,000	7.125%, senior notes, due 7/15/13	4,164,475
942,875	7.615%, bank loan, due 11/29/13‡	921,264
3,384,000	8.375%, senior unsubordinated notes due 7/15/33#	3,079,440
		14,310,808
Automotive - Truck Parts and Equipment - Original - 3.2%
2,955,000	Accuride Corp., 8.50% company guaranteed notes, due 2/1/15	2,777,700
1,599,000	American Axle & Manufacturing, Inc. 7.875%, company guaranteed notes due 3/1/17	1,559,025

Shares or Principal Amount		Value
Automotive - Truck Parts and Equipment - Original - (continued)
$3,050,000	Lear Corp., 8.75% company guaranteed notes, due 12/1/16	$2,928,000
	TRW Automotive, Inc.:
1,089,000	7.00%, company guaranteed notes due 3/15/14 (144A)	1,061,775
2,809,000	7.25%, company guaranteed notes due 3/15/17 (144A)	2,735,264
8,277,000	Visteon Corp., 8.25% senior unsecured notes, due 8/1/10#	7,697,609
		18,759,373
Automotive - Truck Parts and Equipment - Replacement - 0.2%
1,325,000	Allison Transmission, Inc., 11.25% senior unsecured notes, due 11/1/15 (144A)	1,306,781
Building - Residential and Commercial - 0.3%
1,850,000	Meritage Homes Corp., 7.00% senior notes, due 5/1/14	1,507,750
Cable Television - 1.8%
5,596,000	CCH I LLC, 11.00% secured notes, due 10/1/15	5,428,120
3,812,000	Charter Communications Operating LLC 8.00%, senior notes, due 4/30/12 (144A)	3,783,410
748,101	CSC Holdings, Inc., 6.875% bank loan, due 3/29/13‡	728,688
575,000	Mediacom LLC/Mediacom Capital Corp. 9.50%, senior unsecured notes, due 1/15/13	575,000
		10,515,218
Casino Hotels - 2.0%
	Green Valley Ranch Gaming:
24,500	7.19813%, bank loan, due 2/16/14‡	23,888
226,545	7.19813%, bank loan, due 2/16/14‡	220,882
420,001	7.54125%, bank loan, due 2/16/14‡	409,501
2,526,000	8.79125%, bank loan, due 8/16/14‡	2,393,385
	Majestic Star Casino LLC:
350,000	9.50%, company guaranteed notes due 10/15/10	344,750
3,407,000	9.75%, senior unsecured notes due 1/15/11	2,895,949
954,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10	977,850
3,043,000	Seminole Hard Rock Entertainment 8.19438%, secured notes due 3/15/14 (144A)‡	2,974,532
1,770,000	Trump Entertainment Resorts, Inc., 8.50% secured notes, due 6/1/15#	1,500,075
		11,740,812
Casino Services - 1.0%
	Herbst Gaming, Inc.:
323,199	8.1425%, bank loan, due 12/2/11‡	321,315
5,360	8.16813%, bank loan, due 12/2/11‡	5,329
170,184	8.19813%, bank loan, due 12/2/11‡	169,192
	Virgin River Casino Corp.:
3,871,000	9.00%, company guaranteed notes due 1/15/12‡	3,658,095
1,959,000	0%, senior subordinated notes due 1/15/13‡	1,469,250
		5,623,181

See Notes to Schedules of Investments and Financial Statements.
24 Janus Bond & Money Market Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Cellular Telecommunications - 2.3%
	Centennial Communications Corp.:
$991,000	10.00%, senior notes, due 1/1/13#	$1,050,460
1,413,000	10.125%, company guaranteed notes due 6/15/13	1,501,313
	Cricket Communications, Inc.:
4,675,000	9.375%, company guaranteed notes due 11/1/14	4,639,937
1,905,000	9.675%, company guaranteed notes due 11/1/14 (144A)	1,890,712
	Dobson Cellular Systems, Inc.:
1,036,000	9.4925%, senior notes, due 10/15/12‡	1,056,720
710,000	9.875%, secured notes, due 11/1/12	768,575
1,441,000	8.875%, senior notes, due 10/1/13	1,531,063
1,102,000	Suncom Wireless Holdings, Inc., 8.50% company guaranteed notes, due 6/1/13	1,155,723
		13,594,503
Chemicals - Diversified - 0.9%
1,410,000	Innophos Holdings, Inc., 9.50% senior unsecured notes, due 4/15/12 (144A)§	1,417,050
	Lyondell Chemical Co.:
815,000	8.00%, company guaranteed notes due 9/15/14	902,613
1,067,000	8.25%, company guaranteed notes due 9/15/16	1,219,048
1,400,000	6.875%, company guaranteed notes due 6/15/17	1,539,999
		5,078,710
Chemicals - Other - 0.2%
1,420,000	Innophos, Inc., 8.875%, company guaranteed notes, due 8/15/14‡	1,430,650
Chemicals - Specialty - 1.3%
1,583,000	Macdermid, Inc., 9.50% senior subordinated notes due 4/15/17 (144A)#	1,511,765
	Momentive Performance:
3,188,000	9.75%, company guaranteed notes due 12/1/14 (144A)	3,108,300
1,575,000	11.50%, company guaranteed notes due 12/1/16 (144A)	1,519,875
1,261,000	Nalco Co., 7.75% senior unsecured notes, due 11/15/11	1,283,068
		7,423,008
Coal - 0.4%
2,524,000	Massey Energy Co., 6.875% company guaranteed notes, due 12/15/13	2,385,180
Commercial Services - 1.1%
5,151,000	Aramark Corp., 8.50% company guaranteed notes, due 2/1/15#	5,215,388
1,582,000	U.S. Investigation Services, 10.50% company guaranteed notes due 11/1/15 (144A)	1,506,855
		6,722,243
Commercial Services - Finance - 0.3%
	Cardtronics, Inc.:
525,000	9.25%, company guaranteed notes due 8/15/13‡	506,625

Shares or Principal Amount		Value
Commercial Services - Finance - (continued)
$1,075,000	9.25%, senior subordinated notes due 8/15/13 (144A)§	$1,037,375
		1,544,000
Computer Services - 0.9%
	SunGard Data Systems, Inc.:
1,394,000	9.125% company guaranteed notes due 8/15/13	1,421,880
3,995,000	10.25% company guaranteed notes due 8/15/15#	4,164,788
		5,586,668
Consumer Products - Miscellaneous - 1.4%
1,235,000	Amscan Holdings, Inc., 8.75% senior subordinated notes, due 5/1/14	1,167,075
1,150,000	Central Garden & Pet Co., 9.125% company guaranteed notes, due 2/1/13	1,098,250
1,298,000	Jarden Corp., 7.50% company guaranteed notes, due 5/1/17	1,233,100
4,851,000	Visant Holding Corp., 8.75% senior notes, due 12/1/13	4,972,275
		8,470,700
Containers - Metal and Glass - 1.2%
1,088,000	Greif, Inc, 6.75% senior unsecured notes, due 2/1/17	1,079,840
	Owens-Brockway Glass Container, Inc.:
2,144,000	8.875%, company guaranteed notes due 2/15/09	2,160,080
820,000	8.25%, company guaranteed notes due 5/15/13	852,800
2,122,000	6.75%, company guaranteed notes due 12/1/14	2,127,305
875,000	Owens-Illinois, Inc., 7.80% debentures, due 5/15/18	877,188
		7,097,213
Containers - Paper and Plastic - 2.4%
	Graham Packaging Co.:
1,355,000	8.50%, company guaranteed notes due 10/15/12	1,344,838
5,029,000	9.875%, company guaranteed notes due 10/15/14#	4,978,709
2,971,000	Smurfit-Stone Container Enterprises, Inc., 8.00% senior unsecured notes, due 3/15/17#	2,952,431
4,893,000	Stone Container Corp., 7.375% company guaranteed notes, due 7/15/14#	4,733,977
		14,009,955
Cosmetics and Toiletries - 0.4%
2,502,000	Chattem, Inc., 7.00% senior subordinated notes, due 3/1/14	2,476,980
Data Processing and Management - 0.5%
3,375,000	First Data Corp., 9.875% senior unsecured notes due 9/24/15 (144A)	3,231,563
Direct Marketing - 0.8%
3,616,000	Affinion Group, Inc., 11.50% company guaranteed notes, due 10/15/15	3,769,680
1,198,000	Visant Corp., 7.625% company guaranteed notes, due 10/1/12#	1,230,945
		5,000,625

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 25

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Distribution/Wholesale - 0.3%
$1,816,000	Nebraska Book Company, Inc., 8.625% company guaranteed notes, due 3/15/12	$1,820,540
Diversified Operations - 3.5%
	Harland Clarke Holdings:
3,860,000	9.50%, company guaranteed notes due 5/15/15	3,512,600
2,520,000	10.3075%, company guaranteed notes due 5/15/15‡	2,268,000
1,214,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	1,229,175
1,212,000	Park-Ohio Industries, Inc., 8.375% company guaranteed notes, due 11/15/14	1,130,190
	Sally Holdings LLC:
2,925,000	9.25%, company guaranteed notes due 11/15/14	2,939,625
2,925,000	10.50%, company guaranteed notes due 11/15/16	2,910,375
6,690,226	Travelport Holdings, Ltd., 12.19813% bank loan, due 3/27/12‡	6,422,616
		20,412,581
Diversified Operations - Commercial Services - 1.0%
5,594,000	Aramark Corp., 8.41125% company guaranteed notes, due 2/1/15‡	5,621,970
Educational Software - 0.2%
1,340,228	Riverdeep Interactive Learning, 7.94813% bank loan, due 12/20/13‡	1,329,452
Electric - Generation - 1.2%
1,600,000	AES Corp., 8.00% senior notes, due 10/15/17 (144A)	1,614,000
	Edison Mission Energy:
1,535,000	7.00%, senior notes, due 5/15/17 (144A)	1,500,463
2,925,000	7.20%, senior notes, due 5/15/19 (144A)	2,859,187
1,017,100	Tenaska Alabama II Partners, 7.00% secured notes, due 6/30/21 (144A)‡	1,022,270
		6,995,920
Electric - Integrated - 1.5%
2,775,000	CMS Energy Corp., 6.1925% senior unsubordinated notes, due 1/15/13‡	2,705,625
1,920,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	1,941,600
774,000	Nevada Power Co., 5.875% general refunding mortgage, due 1/15/15	776,441
3,247,000	TXU Energy Co. LLC, 10.25% company guaranteed notes due 11/1/15 (144A)	3,263,235
		8,686,901
Electronic Components - Semiconductors - 1.5%
6,127,000	Amkor Technologies, Inc., 7.75% senior notes, due 5/15/13	5,927,873
3,000,000	National Semiconductor Corp., 5.94438% senior unsecured notes, due 6/15/10‡	2,986,332
		8,914,205
Finance - Auto Loans - 4.5%
	Ford Motor Credit Co.:
3,461,000	6.625%, senior unsecured notes due 6/16/08	3,445,536

Shares or Principal Amount		Value
Finance - Auto Loans - (continued)
$4,163,000	7.375%, unsecured notes, due 10/28/09	$4,015,022
2,653,000	9.75%, senior unsecured notes due 9/15/10‡	2,641,881
696,000	7.9925%, senior unsecured notes due 1/13/12‡	644,340
3,256,000	9.6925%, notes, due 4/15/12‡	3,286,922
469,000	7.80%, notes, due 6/1/12	440,661
1,588,000	7.00%, notes, due 10/1/13	1,425,425
	General Motors Acceptance Corp.:
2,852,000	5.85%, senior unsubordinated notes due 1/14/09	2,751,966
4,069,000	7.75%, unsubordinated notes due 1/19/10	3,938,641
1,727,000	7.25%, notes, due 3/2/11	1,633,032
1,275,000	6.625%, unsubordinated notes due 5/15/12	1,144,607
1,165,000	6.75%, notes, due 12/1/14	1,032,300
		26,400,333
Finance - Other Services - 1.4%
	Pinnacle Foods Finance LLC:
2,452,853	7.94813%, bank loan, due 4/2/14‡	2,392,561
1,580,000	9.25%, senior notes, due 4/1/15 (144A)	1,501,000
4,758,000	10.625%, senior subordinated notes due 4/1/17 (144A)#	4,436,835
		8,330,396
Food - Diversified - 2.4%
3,225,000	Del Monte Corp., 6.75% company guaranteed notes, due 2/15/15	3,136,313
	Dole Food Company, Inc.:
4,974,000	8.625%, senior notes, due 5/1/09	4,998,870
6,049,000	8.75%, debentures, due 7/15/13‡,#	5,928,019
		14,063,202
Food - Meat Products - 0.6%
1,333,000	National Beef Packing Company LLC, 10.50% senior unsecured notes, due 8/1/11‡	1,339,665
2,495,000	Pierre Foods, Inc., 9.875% company guaranteed notes, due 7/15/12	2,070,850
		3,410,515
Food - Retail - 0.3%
1,775,000	Stater Brothers Holdings, Inc., 7.75% company guaranteed notes, due 4/15/15	1,770,563
Food - Wholesale/Distribution - 0.5%
229,422	Roundy's Supermarket, Inc., 8.46% bank loan, due 11/3/11‡	227,917
2,635,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	2,707,463
		2,935,380
Gambling - Non-Hotel - 1.9%
2,061,000	Jacobs Entertainment, Inc., 9.75% company guaranteed notes, due 6/15/14	2,081,610
1,079,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12	1,101,929
2,121,000	Pinnacle Entertainment, Inc., 8.25% company guaranteed notes, due 3/15/12	2,184,630
696,000	Pokagon Gaming Authority, 10.375% senior notes, due 6/15/14 (144A)	769,080
1,573,000	River Rock Entertainment Authority, 9.75% secured notes, due 11/1/11	1,628,055

See Notes to Schedules of Investments and Financial Statements.
26 Janus Bond & Money Market Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Gambling - Non-Hotel - (continued)
$3,201,000	Shingle Springs Tribal Gaming, 9.375% senior notes, due 6/15/15 (144A)	$3,217,005
		10,982,309
Health Care Cost Containment - 0.4%
2,462,000	Concentra, Inc., 10.69813% bank loan, due 6/25/15‡	2,289,660
Housewares - 0.2%
1,085,000	Libbey Glass, Inc., 12.34813% secured notes, due 6/1/11	1,179,938
Independent Power Producer - 2.0%
1,700,000	AES China Generating Company, Ltd. 8.25%, bonds, due 6/26/10	1,680,552
5,754,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 2/1/16	5,739,615
	Reliant Energy, Inc.:
2,075,000	7.625%, senior notes, due 6/15/14#	2,093,156
2,048,000	7.875%, senior notes, due 6/15/17#	2,065,920
		11,579,243
Investment Management and Advisory Services - 0.3%
1,600,000	LVB Acquisition Merger, 10.375% senior notes, due 10/15/17 (144A)	1,620,000
Machinery - Electrical - 0.1%
	Baldor Electric Co.:
4,982	6.5625%, bank loan, due 1/31/14‡	4,918
235,651	6.75%, bank loan, due 1/31/14‡	232,607
6,733	7.00%, bank loan, due 1/31/14‡	6,646
311,060	7.125%, bank loan, due 1/31/14‡	307,040
		551,211
Medical - Hospitals - 3.7%
	HCA, Inc.:
1,538,375	7.44813%, bank loan, due 11/18/13‡	1,500,300
5,324,000	6.50%, senior unsecured notes due 2/15/16#	4,545,365
8,411,000	9.25%, secured notes due 11/15/16 (144A)	8,852,577
	Tenet Healthcare Corp.:
1,075,000	9.875%, senior notes, due 7/1/14	978,250
773,000	9.25%, senior unsecured notes due 2/1/15‡	680,240
	United Surgical Partners:
4,472,000	8.875%, company guaranteed notes due 5/1/17#	4,561,440
525,000	9.25%, company guaranteed notes due 5/1/17	525,000
		21,643,172
Medical - Outpatient and Home Medical Care - 0.6%
1,149,000	CRC Health Corp., 10.75% company guaranteed notes, due 2/1/16	1,217,940
	National Mentor Holdings, Inc.:
59,158	5.32%, bank loan, due 6/29/13‡	57,679
972,494	7.20%, bank loan, due 6/29/13‡	948,182
702,000	11.25%, company guaranteed notes due 7/1/14	744,120
775,000	Surgical Care Affiliates, 10.00% senior subordinated notes due 7/15/17 (144A)	740,125
		3,708,046

Shares or Principal Amount		Value
Medical Imaging Systems - 0%
	Carestream Health, Inc.:
$71,023	10.08125%, bank loan, due 10/30/13‡	$69,247
53,977	10.57688%, bank loan, due 10/30/13‡	52,628
		121,875
Metal - Diversified - 1.0%
	Freeport-McMoRan Copper & Gold, Inc.:
2,500,000	8.375%, senior unsecured notes due 4/1/15	2,737,500
1,737,000	8.39438%, senior unsecured notes due 4/1/15‡	1,793,453
1,300,000	8.25%, senior unsecured notes due 4/1/17	1,404,000
		5,934,953
Motion Pictures and Services - 0%
273,625	Metro-Goldwyn-Mayer, Inc., 8.44813% bank loan, due 4/8/12‡	262,907
Multimedia - 0.3%
1,900,000	LBI Media, Inc., 8.50% senior subordinated notes due 8/1/17 (144A)	1,919,000
Music - 0.9%
5,724,000	Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)§	5,423,490
Non-Hazardous Waste Disposal - 0.7%
	Allied Waste Industries, Inc.:
1,371,000	6.375%, secured notes, due 4/15/11	1,362,431
855,000	7.875%, senior notes, due 4/15/13	880,650
1,980,000	7.25%, company guaranteed notes due 3/15/15	1,994,850
		4,237,931
Office Automation and Equipment - 0.2%
1,124,000	Xerox Corp., 6.875% senior unsecured notes, due 8/15/11	1,175,091
Office Supplies and Forms - 1.0%
6,442,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	6,119,900
Oil Companies - Exploration and Production - 3.8%
3,105,000	Chaparral Energy, Inc., 8.875% senior notes, due 2/1/17 (144A)	2,903,174
2,960,000	Cimarex Energy Co., 7.125% company guaranteed notes, due 5/1/17	2,956,299
	Encore Acquisition Co.:
2,813,000	6.25%, company guaranteed notes due 4/15/14	2,616,090
1,399,000	7.25%, company guaranteed notes due 12/1/17	1,339,543
	Forest Oil Corp.:
1,892,000	8.00%, senior unsecured notes due 6/15/08	1,906,190
250,000	8.00%, company guaranteed notes due 12/15/11	258,750
1,050,000	7.25%, senior notes, due 6/15/19 (144A)	1,050,000
1,950,000	Hilcorp Energy Finance, 7.75% senior unsecured notes due 11/1/15 (144A)	1,918,313
700,000	Hilcorp Energy I, 9.00% senior unsecured notes due 6/1/16 (144A)	726,250

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 27

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
$1,880,000	Petrohawk Energy Corp., 9.125% company guaranteed notes, due 7/15/13	$1,995,150
2,928,000	Quicksilver Resources, Inc., 7.125% company guaranteed notes, due 4/1/16	2,884,080
	Sandridge Energy, Inc.:
350,000	8.85375%, bank loan, due 4/1/14‡	346,500
350,000	8.625%, bank loan, due 4/1/15‡	343,000
	Venoco, Inc.:
782,000	9.125%, bank loan, due 9/20/11‡	774,180
475,000	8.75%, senior unsecured notes due 12/15/11	477,375
		22,494,894
Oil Field Machinery and Equipment - 0.2%
910,000	Dresser-Rand Group, Inc., 7.625% company guaranteed notes, due 11/1/14‡	915,688
Optical Supplies - 0.2%
1,075,000	Bausch & Lomb, Inc., 9.875% senior unsecured notes due 11/1/15 (144A)	1,107,250
Paper and Related Products - 1.7%
3,506,000	Boise Cascade LLC, 7.125% company guaranteed notes, due 10/15/14	3,453,410
3,050,000	Georgia-Pacific Corp., 7.125% company guaranteed notes due 1/15/17 (144A)	2,973,750
2,175,000	NewPage Corp., 12.00% company guaranteed notes, due 5/1/13#	2,349,000
	Verso Paper Holdings LLC:
681,000	8.66125%, secured notes, due 8/1/14‡	684,405
525,000	11.375%, company guaranteed notes due 8/1/16	556,500
		10,017,065
Physical Therapy and Rehabilitation Centers - 0.3%
1,879,000	HealthSouth Corp., 10.75% company guaranteed notes, due 6/15/16	1,982,345
Pipelines - 0.5%
1,345,000	Dynegy Holdings, Inc., 8.75% senior notes, due 2/15/12	1,385,350
1,924,000	Holly Energy Partners L.P., 6.25% company guaranteed notes, due 3/1/15	1,798,940
		3,184,290
Poultry - 1.5%
	Pilgrims Pride Corp.:
1,500,000	7.625%, company guaranteed notes due 5/1/15	1,507,500
7,393,000	8.375%, company guaranteed notes due 5/1/17#	7,448,448
		8,955,948
Private Corrections - 0.3%
	Corrections Corporation of America:
984,000	7.50%, senior notes, due 5/1/11	996,300
675,000	6.25%, company guaranteed notes due 3/15/13	670,815
		1,667,115
Publishing - Books - 0.4%
2,650,000	Cengage Learning Acquisitions, 10.50% senior notes, due 1/15/15 (144A)	2,636,750

Shares or Principal Amount		Value
Publishing - Newspapers - 0.8%
$4,537,000	Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)	$4,559,685
Publishing - Periodicals - 0.2%
1,357,000	Medimedia USA, Inc., 11.375% senior subordinated notes due 11/15/14 (144A)	1,418,065
Racetracks - 0.2%
1,048,000	Penn National Gaming, Inc., 6.75% senior subordinated notes, due 3/1/15	1,074,200
Recycling - 0.3%
2,271,000	Aleris International, Inc., 10.00% senior subordinated notes due 12/15/16 (144A)§	1,998,480
REIT - Health Care - 0.3%
1,607,000	Senior Housing Properties Trust, 8.625% senior unsecured notes, due 1/15/12	1,735,560
REIT - Hotels - 0.3%
1,816,000	Host Marriott L.P., 6.375% company guaranteed notes, due 3/15/15	1,793,300
Rental Auto/Equipment - 0.4%
2,346,000	Ahern Rentals, Inc., 9.25% secured notes, due 8/15/13	2,234,565
Retail - Apparel and Shoe - 0.3%
1,645,875	Claire's Stores, Inc., 7.94813% bank loan, due 5/29/14‡	1,547,123
Retail - Arts and Crafts - 0.5%
	Michael's Stores, Inc.:
1,451,000	10.00%, company guaranteed notes due 11/1/14	1,461,883
1,500,000	11.375%, company guaranteed notes due 11/1/16#	1,496,250
		2,958,133
Retail - Computer Equipment - 0.3%
1,881,000	GameStop Corp., 8.00% company guaranteed notes, due 10/1/12	1,963,294
Retail - Drug Store - 0.2%
1,362,000	Rite Aid Corp., 7.50% company guaranteed notes, due 1/15/15	1,293,900
Retail - Miscellaneous/Diversified - 0.6%
978,000	Eye Care Centers of America, Inc., 10.75% company guaranteed notes, due 2/15/15	1,034,235
	Harry & David Holdings, Inc.:
1,425,000	10.62125%, company guaranteed notes due 3/1/12‡	1,385,813
1,250,000	9.00%, company guaranteed notes due 3/1/13	1,196,875
		3,616,923
Retail - Propane Distribution - 1.1%
3,118,000	Amerigas Partners L.P., 7.25% senior unsecured notes, due 5/20/15	3,086,820
	Ferrellgas Partners L.P.:
1,829,000	8.75%, senior notes, due 6/15/12	1,883,870
1,662,000	6.75%, senior unsecured notes, due 5/1/14	1,637,070
		6,607,760
Retail - Restaurants - 1.8%
	Buffets, Inc.:
104,417	5.09813%, bank loan, due 11/1/13‡	94,184
786,621	8.54125%, bank loan, due 5/1/13‡	709,532

See Notes to Schedules of Investments and Financial Statements.
28 Janus Bond & Money Market Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Retail - Restaurants - (continued)
$1,650,000	Denny's Holdings, Inc., 10.00% company guaranteed notes, due 10/1/12	$1,695,375
3,170,000	IPCS, Inc., 7.03625% secured notes, due 5/1/13‡	3,090,749
2,910,000	Landry's Restaurants, Inc., 7.50% company guaranteed notes, due 12/15/14	2,920,913
2,400,000	Outback Steakhouse, Inc., 10.00% senior notes, due 6/15/15 (144A)	2,064,000
		10,574,753
Retail - Vitamins/Nutritional Supplement - 0.7%
4,394,000	General Nutrition Center, 10.00938% company guaranteed notes, due 3/15/14‡	4,229,225
Rubber - Tires - 0.2%
1,112,000	Goodyear Tire & Rubber Co., 9.00% senior notes, due 7/1/15#	1,216,250
Satellite Telecommunications - 0.9%
	INTELSAT Bermuda, Ltd.:
721,000	8.625%, senior notes, due 1/15/13‡	726,408
1,925,000	7.85866%, bank loan, due 2/1/14‡	1,900,937
350,000	9.25%, company guaranteed notes due 6/15/16	363,125
	INTELSAT Corp.:
675,000	9.00%, company guaranteed notes due 8/15/14	688,500
350,000	9.00%, company guaranteed notes due 6/15/16	357,875
1,089,000	INTELSAT Subsidiary Holding Company, Ltd., 8.625% company guaranteed notes, due 1/15/15	1,105,335
		5,142,180
Schools - 0.8%
	Education Management LLC:
487,994	7.00%, bank loan, due 6/1/13‡	472,832
2,193,000	8.75%, company guaranteed notes due 6/1/14	2,264,273
2,150,000	10.25%, company guaranteed notes due 6/1/16#	2,257,500
		4,994,605
Seismic Data Collection - 0.2%
1,095,000	Compagnie Generale de Geophysique-Veritas, 7.75% company guaranteed notes, due 5/15/17	1,127,850
Semiconductor Equipment - 0.3%
1,908,000	Sensata Technologies B.V., 8.00% company guaranteed notes, due 5/1/14	1,872,225
Special Purpose Entity - 10.1%
3,555,000	Affinion Holding Co., 11.6775% bank loan, due 3/1/12‡	3,515,006
	CCM Merger, Inc.:
1,307,811	7.19813%, bank loan, due 7/13/12‡	1,275,116
354,901	7.505%, bank loan, due 7/13/12‡	346,029
141,961	7.72%, bank loan, due 7/13/12‡	138,412
4,472,000	8.00%, notes, due 8/1/13 (144A)	4,293,120
20,771,000	Dow Jones Credit Default Index HY 9 T1 8.75%, bank guaranteed notes due 12/29/12 (144A)	20,615,217
	Hawker Beechcraft Acquisition Co.:
1,418,000	8.50%, senior notes, due 4/1/15 (144A)	1,442,815

Shares or Principal Amount		Value
Special Purpose Entity - (continued)
$1,468,000	9.75%, senior subordinated notes due 4/1/17 (144A)	$1,493,690
	KAR Holdings, Inc.:
6,266,000	8.75%, company guaranteed notes due 5/1/14 (144A)	6,046,689
6,298,000	10.00%, company guaranteed notes due 5/1/15 (144A)	6,014,590
2,175,000	NSG Holdings LLC, 7.75% secured notes, due 12/15/25 (144A)	2,153,250
6,295,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	5,917,300
653,437	Vanguard Health Holding Company II LLC 7.44813%, bank loan, due 9/23/11‡	641,185
	Wimar Opco LLC:
3,162,957	7.44813%, bank loan, due 1/3/12‡	3,089,830
3,839,000	9.625%, senior subordinated notes due 12/15/14 (144A)	2,879,250
		59,861,499
Steel - Producers - 0.2%
275,000	Ryerson, Inc., 12.00% secured notes, due 11/1/15 (144A)	282,563
800,000	Steel Dynamics, Inc., 7.375% senior notes, due 11/1/12 (144A)	800,000
		1,082,563
Telecommunication Services - 0.1%
675,000	Qwest Corp., 5.625%, notes, due 11/15/08	671,625
Telephone - Integrated - 0.7%
2,174,000	Cincinnati Bell, Inc., 8.375% company guaranteed notes, due 1/15/14	2,179,435
1,621,000	Virgin Media Finance PLC, 9.125% company guaranteed notes, due 8/15/16	1,710,155
		3,889,590
Transportation - Marine - 0.5%
3,116,000	Ship Finance International, Ltd., 8.50% company guaranteed notes, due 12/15/13	3,186,110
Transportation - Railroad - 0.7%
	Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.:
1,149,000	9.375%, senior notes, due 5/1/12	1,217,940
1,877,000	7.625%, senior notes, due 12/1/13 (144A)	1,914,540
950,000	Kansas City Southern de Mexico, 7.375% senior notes, due 6/1/14 (144A)	950,000
		4,082,480
Transportation - Truck - 0.7%
	Saint Acquisition Corp.:
2,540,698	8.375%, bank loan, due 5/10/14‡	2,225,371
1,085,000	13.3075%, secured notes due 5/15/15 (144A)‡	691,688
1,625,000	12.50%, secured notes, due 5/15/17 (144A)	1,035,938
		3,952,997
Travel Services - 0.1%
750,000	Travelport LLC, 11.875% company guaranteed notes, due 9/1/16#	810,000
Wire and Cable Products - 0.8%
1,700,000	Belden CDT, Inc., 7.00% senior subordinated notes due 3/15/17 (144A)	1,725,500

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 29

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Wire and Cable Products - (continued)
$2,953,000	General Cable Corp., 7.125% company guaranteed notes, due 4/1/17	$2,953,000
		4,678,500
Total Corporate Bonds (cost $575,384,960)		566,422,752
Preferred Stock - 0.3%
Automotive - Cars and Light Trucks - 0.3%
73,490	General Motors Corp., convertible, 6.25%	1,888,693
Containers - Metal and Glass - 0%
3,500	Owens-Illinois, Inc., convertible, 4.75%	165,375
Total Preferred Stock (cost $1,856,726)		2,054,068
Warrants - 0%
Casino Services - 0%
166,722	Progressive Gaming Corp.- expires 8/15/08oo,§ (cost $167)	74,908
Money Markets - 0.8%
3,137,100	Janus Institutional Cash Management Fund - Institutional Shares, 5.15%	3,137,100
1,420,900	Janus Institutional Money Market Fund - Institutional Shares, 5.10%	1,420,900
Total Money Markets (cost $4,558,000)		4,558,000
Other Securities - 7.1%
41,951,910	Allianz Dresdner Daily Asset Fund† (cost $41,951,910)	41,951,910
Total Investments (total cost $623,751,763) – 103.9%		615,061,638
Liabilities, net of Cash, Receivables and Other Assets – (3.9)%		(23,185,810)
Net Assets – 100%		$591,875,828

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$7,061,530	1.1%
Canada	4,733,977	0.8%
China	5,917,300	1.0%
Mexico	1,217,940	0.2%
Netherlands	1,872,225	0.3%
United Kingdom	1,710,155	0.3%
United States††	592,548,511	96.3%
Total	$615,061,638	100.0%

††Includes Short-Term Securities and Other Securities (88.8% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
30 Janus Bond & Money Market Funds October 31, 2007

Janus Short-Term Bond Fund (unaudited)

Ticker: JASBX

Fund Snapshot

This conservative bond fund looks for investments that can provide a modest return while minimizing risk.

Jason Groom

co-portfolio
manager

Darrell Watters

co-portfolio
manager

Performance Overview

For the 12-month period ended October 31, 2007, Janus Short-Term Bond Fund posted a gain of 4.74%, compared to a 5.67% increase of its benchmark, the Lehman Brothers Government/Credit 1-3 Year Index.

Economic Update

Volatility in the bond market rose during the 12-month period ended October 31, 2007. After remaining range-bound between 4.40% and 4.90% for the first six months of this fiscal-year, long-term interest rates, as measured by the 10-year U.S. Treasury bond, broke above 5.00%, peaking at 5.32% in June amid signs of strength in the U.S. economy and an inflation bias by the Federal Reserve (Fed). However, as July came to a close, interest rates trended lower as subprime-related problems began to emerge in other areas of the credit markets, resulting in investors flocking to the relative safety of U.S. Treasuries and rising speculation of a rate cut by the Fed. The downtrend in interest rates continued through much of August and into September before reversing a bit amid strength in the equity markets. Through the turmoil later in the period, the yield curve began to normalize with long-term rates higher than short-term rates.

Elsewhere, the spreads between U.S. Treasuries and high-yield bonds widened considerably from what had been historically low levels in May as bond investors' appetite for risk shifted dramatically. Subprime mortgage woes and tightened lending standards drove credit spreads even wider as leverage in the financial system began to unwind. The question of whether the worst was over or further deterioration in liquidity conditions was to come remained unresolved as the period came to a close. Nevertheless, the underlying fundamentals of the U.S. economy were quite solid. Strong employment growth and an active manufacturing sector, offset by persistent weakness in the housing market and uncertainty about business and consumer confidence, combined to keep the economic outlook unclear.

Credit and Bank Loan Exposure Hindered Performance

Performance for the period reflected the Fund's overweight exposure to credit relative to its benchmark. The decision to overweight credit reflected fundamental analysis of opportunities in corporate debt and spread products. The Funds overweight exposure to credit, and particularly the emphasis on highly liquid names, detracted from relative performance during the recent market upheaval. As typically happens in the early stages of a downward credit cycle, institutional investors faced with redemptions sell their most marketable assets first. This sell-off disproportionately hurt prices of the more liquid, fundamental credits we owned, and undermined our relative performance. Nonetheless, more liquid securities tend to outperform in the later stages of a credit sell-off, as investors begin to discriminate between better fundamental issues and those with significant credit problems.

Bank loans remained an important element in the Fund's short-duration strategy. While our allocation to bank loans contributed positively to relative performance early in the period, it detracted sharply from our results during the summer. The bank loan market suffered its worst month on record in July, due in part to credit concerns and uncertainty over demand for this asset class from collateralized loan obligation structures.

General Motors Acceptance Corp. (GMAC), a highly liquid, credit suffered indirectly from subprime mortgage issues this summer. The company's subsidiary Residential Capital, LLC's (ResCap) primary business is residential lending including subprime. While ResCap is a small portion of GMAC's revenue, market expectations for GMAC to bail out ResCap drove spreads wider. A deal announced in the middle of the third quarter that ResCap would sell its non-core health care finance business to GMAC quelled some market concern and we believe GMAC's management team remains committed to improve the company's rating to investment grade.

Treasury Holdings Benefited Results

The Fund was overweight U.S. Treasury securities as investors shunned agency and Government-Sponsored Enterprise (GSE) debt due to the contagion effects of the subprime mortgage problem. This strategy contributed positively to performance, as the stability of Treasury bonds proved highly appealing to investors amid the correction in spread-sensitive and mortgage-lending related investments. By the end of the

Janus Bond & Money Market Funds October 31, 2007 31

Janus Short-Term Bond Fund (unaudited)

period, the Fund held nearly a zero weighting in agency and other government-sponsored, non-Treasury securities.

Among individual credits, we benefited from our investment in Berkshire Hathaway bonds. In a market where investors look for names that inspired confidence, Warren Buffett's reputation has proven reassuring, and helped support the value of these bonds.

Outlook

We are watching the outlook for the global economy very closely as we believe this holds the key to the pricing and valuation of risk assets. We view the Fed's 75 basis point easing as a signal that they will continue to add liquidity as necessary, while also helping to calm the markets. The housing market and the dislocations in the mortgage and funding markets continued to garner attention at period end and we believe there are still problems to be resolved. Our underweight mortgage positions across various fixed income portfolios versus the index signal our cautious approach to the mortgage market and the direction of swap spreads, which measure the degree of stress in the banking system. All in all, we view credit as offering the greatest long-term total return opportunity for our shareholders but current valuations remain tight. We will keep a keen eye out for further dislocations in the credit markets and for mispriced securities, and will use volatility as an opportunity to add to our credit exposure. Additionally, we will watch the labor market closely for any sign of a slowdown that could weigh on consumer sentiment and economic growth. As always, we will continue to emphasize bottom-up company analysis as our primary tool for adding value for shareholders.

Thank you for your investment in the Janus Short-Term Bond Fund.

Janus Short-Term Bond Fund At a Glance

Fund Profile

October 31, 2007
Weighted Average Maturity	2.4 Years
Average Modified Duration*	1.1 Years
30-Day Current Yield**
With Reimbursement	4.56%
Without Reimbursement	4.15%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	79

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

October 31, 2007
AAA	65.5%
A	0.5%
BBB	3.1%
BB	10.9%
B	12.1%
CCC	1.4%
Other	6.5%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of October 31, 2007	As of October 31, 2007

32 Janus Bond & Money Market Funds October 31, 2007

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007									Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Short-Term Bond Fund	4.74%		3.29%		4.39%		4.67%		1.07%	0.66%
Lehman Brothers Government/ Credit 1-3 Year Index	5.67%		3.25%		4.91%		5.14	%**
Lipper Quartile	2	nd	1	st	2	nd	2	nd
Lipper Ranking - based on total return for Short Investment Grade Debt Funds	87/236		35/148		30/81		9/24

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers, the Fund's yield and total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective May 15, 2007, Darrell Watters and Jason Groom became Co-Portfolio Managers of Janus Short-Term Bond Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – September 1, 1992

**The Lehman Brothers Government/Credit 1-3 Year Index's since inception returns are calculated from August 31, 1992.

Janus Bond & Money Market Funds October 31, 2007 33

Janus Short-Term Bond Fund (unaudited)

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,021.40	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

*Expenses are equal to the annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

34 Janus Bond & Money Market Funds October 31, 2007

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Corporate Bonds - 28.3%
Apparel Manufacturers - 1.0%
$1,690,000	Hanesbrands, Inc., 8.78406% company guaranteed notes, due 12/15/14‡	$1,698,450
Auction House - Art Dealer - 0.9%
	Adesa, Inc.:
865,921	7.45%, bank loan, due 10/20/13‡	835,978
823,802	7.45%, bank loan, due 10/20/13‡	795,315
		1,631,293
Automotive - Cars and Light Trucks - 0.3%
456,550	General Motors Corp., 7.615% bank loan, due 11/29/13‡	446,086
Automotive - Truck Parts and Equipment - Original - 0.5%
840,000	Visteon Corp., 8.25% senior unsecured notes, due 8/1/10	781,200
Cable Television - 0.8%
1,365,000	Comcast Corp., 5.5425% company guaranteed notes, due 7/14/09‡	1,359,529
Casino Hotels - 1.1%
	Green Valley Ranch Gaming:
28,875	7.19813%, bank loan, due 2/16/14‡	28,153
267,000	7.19813%, bank loan, due 2/16/14‡	260,325
495,000	7.54125%, bank loan, due 2/16/14‡	482,625
420,000	Seminole Hard Rock Entertainment 8.19438%, secured notes due 3/15/14 (144A)‡	410,550
	Trump Entertainment Resorts, Inc.:
350,000	7.87%, bank loan, due 5/20/12‡	344,750
350,000	7.90%, bank loan, due 5/20/12‡	344,750
		1,871,153
Chemicals - Diversified - 0.4%
756,188	Georgia Gulf Corp., 7.625% bank loan, due 10/3/13‡	746,266
Consumer Products - Miscellaneous - 1.4%
840,000	Central Garden & Pet Co., 9.125% company guaranteed notes, due 2/1/13	802,200
1,540,000	Clorox Co., 5.45% senior unsecured notes, due 10/15/12	1,541,893
		2,344,093
Diversified Operations - Commercial Services - 1.0%
1,685,000	Aramark Corp., 8.41125% company guaranteed notes, due 2/1/15‡	1,693,425
Educational Software - 0.8%
1,354,739	Riverdeep Interactive Learning, 7.94813% bank loan, due 12/20/13‡	1,343,847
Electric - Integrated - 0.9%
1,480,000	Texas Competitive Electric Holdings Company LLC, 0%, bank loan due 10/10/14‡	1,479,837
Electronic Components - Semiconductors - 0.5%
810,000	National Semiconductor Corp., 5.94438% senior unsecured notes, due 6/15/10‡	806,310

Shares or Principal Amount		Value
Finance - Auto Loans - 2.7%
$3,290,000	General Motors Acceptance Corp., 6.8075% unsubordinated notes, due 5/15/09‡	$3,095,284
1,685,000	Ford Motor Credit Co., 9.75% senior unsecured notes, due 9/15/10‡	1,677,938
		4,773,222
Independent Power Producer - 0.2%
	NRG Energy, Inc.:
247,324	0%, bank loan, due 2/1/13‡	241,794
102,676	0%, bank loan, due 6/18/14‡	100,380
		342,174
Insurance Brokers - 0.2%
339,150	U.S.I. Holdings Corp., 7.95% bank loan, due 5/5/14‡	328,128
Machinery - Electrical - 0.4%
	Baldor Electric Co.:
5,872	6.5625%, bank loan, due 1/31/14‡	5,796
277,732	6.75%, bank loan, due 1/31/14‡	274,143
7,935	7.00%, bank loan, due 1/31/14‡	7,833
366,606	7.125%, bank loan, due 1/31/14‡	361,870
		649,642
Medical - Hospitals - 1.4%
2,555,348	HCA, Inc., 7.44813% bank loan, due 11/18/13‡	2,492,103
Medical Products - 1.2%
897,750	Cardinal Health 409, Inc., 7.44813% bank loan, due 4/10/14‡	861,094
837,886	Reable Therapeutics Finance, 7.10% bank loan, due 11/4/13‡	833,697
335,000	Universal Hospital Services, Inc., 8.75938% secured notes, due 6/1/15 (144A)‡	335,838
		2,030,629
Metal - Diversified - 0.8%
1,280,000	Freeport-McMoRan Copper & Gold, Inc. 8.39438%, senior unsecured notes due 4/1/15‡	1,321,600
Multimedia - 0.4%
748,125	Local TV On Satellite LLC, 7.31% bank loan, due 5/7/13‡	721,941
Office Automation and Equipment - 0.9%
1,640,000	Xerox Corp., 6.39625% senior unsecured notes, due 12/18/09‡	1,638,890
Pipelines - 0.2%
350,000	Atlas Pipelines Partners, 0% bank loan, due 7/27/14‡	349,125
Publishing - Periodicals - 0.7%
345,000	Dex Media East LLC, 7.10% bank loan, due 10/24/14‡	345,431
911,115	Idearc, Inc., 7.20% bank loan, due 11/17/14‡	896,765
		1,242,196
Racetracks - 0.4%
	Penn National Gaming, Inc.:
102,336	6.76%, bank loan, due 10/3/12‡	101,425
96,723	6.76%, bank loan, due 10/3/12‡	95,861
118,313	6.76%, bank loan, due 10/3/12‡	117,259

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 35

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2007

Shares or Principal Amount		Value
Racetracks - (continued)
$97,155	6.76%, bank loan, due 10/3/12‡	$96,289
7,125	6.95%, bank loan, due 10/3/12‡	7,061
73,514	7.11%, bank loan, due 10/3/12‡	72,859
129,540	7.11%, bank loan, due 10/3/12‡	128,385
73,514	7.11%, bank loan, due 10/3/12‡	72,859
		691,998
Reinsurance - 2.1%
3,823,000	Berkshire Hathaway, Inc., 3.375% notes, due 10/15/08	3,771,993
Resorts and Theme Parks - 0.9%
1,725,675	Six Flags Theme Parks, 7.75% bank loan, due 4/30/15‡	1,638,856
Retail - Restaurants - 1.9%
1,260,000	Denny's Holdings, Inc., 10.00% company guaranteed notes, due 10/1/12	1,294,650
765,000	Landry's Restaurants, Inc., 7.50% company guaranteed notes, due 12/15/14	767,869
	OSI Restaurant Partners, Inc.:
26,617	5.52313%, bank loan, due 6/14/13‡	25,564
342,593	7.0625%, bank loan, due 6/14/14‡	329,211
820,875	Sbarro, Inc., 7.88% bank loan, due 1/31/14‡	794,197
		3,211,491
Rubber - Tires - 0.2%
305,000	Goodyear Tire & Rubber Company 9.13475%, company guaranteed notes due 12/1/09‡	308,813
Satellite Telecommunications - 1.1%
	INTELSAT Bermuda, Ltd.:
1,110,000	7.85866%, bank loan, due 2/1/14‡	1,096,125
820,000	8.87188%, company guaranteed notes due 1/15/15	832,300
		1,928,425
Special Purpose Entity - 1.5%
1,685,000	KAR Holdings, Inc., 8.91125% company guaranteed notes due 5/1/14 (144A)‡	1,600,750
1,093,041	Wimar Opco LLC, 7.44813% bank loan, due 1/3/12‡	1,067,770
		2,668,520
Specified Purpose Acquisition Company - 0.3%
464,366	Solar Capital Group Corp., 7.35625% bank loan, due 2/28/14‡	457,335
Telecommunication Services - 0.5%
880,000	Verizon Communications, Inc., 4.00% senior unsecured notes, due 1/15/08	878,159
Telephone - Integrated - 0.2%
430,000	Virgin Media Investment Holdings, 0% bank loan, due 1/30/13‡	416,025
Wire and Cable Products - 0.5%
840,000	General Cable Corp., 7.60563% company guaranteed notes, due 4/1/15‡	829,500
Total Corporate Bonds (cost $49,948,016)		48,892,254

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - 63.3%
$2,000	3.75%, due 5/15/08	$1,995
1,000	5.00%, due 7/31/08	1,006
410,000	4.875%, due 8/31/08	412,306
1,860,000	4.625%, due 9/30/08	1,868,573
6,107,000	4.875%, due 10/31/08#	6,154,708
3,010,000	4.375%, due 11/15/08	3,020,111
14,712,000	4.75%, due 12/31/08#	14,833,830
16,398,000	4.875%, due 1/31/09#	16,568,392
12,768,000	4.50%, due 2/15/09#	12,846,804
4,130,000	4.75%, due 2/28/09	4,170,011
845,000	4.50%, due 3/31/09#	850,875
14,740,000	4.875%, due 5/31/09#	14,941,525
2,692,000	4.00%, due 6/15/09#	2,693,892
2,468,000	3.50%, due 8/15/09#	2,449,490
21,480,000	4.625%, due 11/15/09#	21,772,000
4,983,000	4.75%, due 2/15/10#	5,069,814
1,685,000	4.50%, due 5/15/10#	1,708,828
Total U.S. Treasury Notes/Bonds (cost $108,152,886)		109,364,160
Money Market - 7.8%
13,498,852	Janus Institutional Cash Management Fund - Institutional Shares, 5.15% (cost $13,498,852)	13,498,852
Other Securities - 22.9%
39,461,985	Allianz Dresdner Daily Asset Fund† (cost $39,461,985)	39,461,985
Short-Term Taxable Variable Rate Demand Note - 0.7%
$1,147,425	California Infrastructure and Economic Development Bank Industrial Revenue Series B, 5.42%, 4/1/24‡ (amortized cost $1,147,425)	1,147,425
Total Investments (total cost $212,209,164) – 123.0%		212,364,676
Liabilities, net of Cash, Receivables and Other Assets – (23.0)%		(39,722,438)
Net Assets – 100%		$172,642,238

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$832,300	0.4%
United States††	211,532,376	99.6%
Total	$212,364,676	100.0%
†† Includes Short-Term Securities and Other Securities (74.1% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
36 Janus Bond & Money Market Funds October 31, 2007

Janus Money Market Funds (unaudited)

Ticker: JAMXX

Janus Money Market Fund Average Annual Total Return For the Periods Ended October 31, 2007	Eric Thorderson co-portfolio manager Craig Jacobson co-portfolio manager
Investor Shares
1 Year	4.93%
5 Year	2.64%
10 Year	3.50%
Since Inception (February 14, 1995)	3.88%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	4.61%
Without Reimbursement	4.51%
Expense Ratios For the Fiscal Year ended October 31, 2006
Investor Shares
Total Annual Fund Operating Expenses	0.70%

Ticker: JATXX

Janus Tax-Exempt Money Market Fund Average Annual Total Return For the Periods Ended October 31, 2007	Craig Jacobson portfolio manager
Investor Shares
1 Year	3.19%
5 Year	1.77%
10 Year	2.24%
Since Inception (February 14, 1995)	2.46%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	2.94%
Without Reimbursement	2.84%
Expense Ratios For the Fiscal Year ended October 31, 2006
Investor Shares
Total Annual Fund Operating Expenses	0.75%

Ticker: JAGXX

Janus Government Money Market Fund Average Annual Total Return For the Periods Ended October 31, 2007	Eric Thorderson co-portfolio manager Craig Jacobson co-portfolio manager
Investor Shares
1 Year	4.79%
5 Year	2.55%
10 Year	3.41%
Since Inception (February 14, 1995)	3.78%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	4.37%
Without Reimbursement	4.27%
Expense Ratios For the Fiscal Year ended October 31, 2006
Investor Shares
Total Annual Fund Operating Expenses	0.71%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yields and total returns would have been lower.

Each Fund's expense ratios were determined based on average assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Total return includes reinvestment of dividends and capital gains.

The yield more closely reflects the current earnings of each Money Market Fund than the total return.

The Funds will invest at least 80% of their net assets in the type of securities described by their name.

Income may be subject to state or local taxes and to a limited extent certain federal tax.

Effective April 16, 2007, Craig Jacobson became Co-Portfolio Manager of Janus Money Market Fund.

Effective April 16, 2007, Craig Jacobson became Co-Portfolio Manager of Janus Government Money Market Fund.

Effective April 16, 2007, Craig Jacobson became Portfolio Manager of Janus Tax-Exempt Money Market Fund.

See Notes to Schedules of Investments and Financial Statements.

See "Explanations of Charts, Tables and Financial Statements."

Janus Bond & Money Market Funds October 31, 2007 37

Janus Money Market Fund (unaudited)

Fund Expenses

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,024.60	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

*Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of voluntary waivers by Janus Capital.

Janus Government Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,023.70	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

*Expenses are equal to the annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of voluntary waivers by Janus Capital.

Janus Tax-Exempt Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,016.10	$3.20
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21

*Expenses are equal to the annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of voluntary waivers by Janus Capital.

38 Janus Bond & Money Market Funds October 31, 2007

Janus Money Market Fund

Schedule of Investments

As of October 31, 2007

Principal Amount		Value
Certificates of Deposit - 10.1%
	Calyon, New York:
$10,000,000	5.1075%, 4/22/08	$10,000,000
40,000,000	5.38%, 5/9/08 (144A)	40,000,000
10,664,000	Deutsche Bank Securities, Inc. 5.40%, 11/21/07	10,664,000
15,000,000	HSH Nordbank A.G., New York 5.19%, 1/18/08	15,000,000
20,000,000	Mitsubishi Trust and Bank 5.22%, 4/22/08	20,000,000
10,000,000	Natexis Banques Populaires, New York 5.25%, 5/8/08	10,000,000
	Shinkin Central Bank, New York:
15,000,000	5.26%, 1/4/08	15,000,000
10,000,000	5.25%, 1/18/08	10,000,000
15,000,000	5.42%, 2/19/08	15,000,000
23,000,000	Sumitomo Trust and Bank 4.9975%, 11/20/07	23,000,000
5,000,000	Svenska Handelsbanken AB 5.00%, 10/9/08	5,000,000
Total Certificates of Deposit (cost $173,664,000)		173,664,000
Commercial Paper - 22.3%
	Aquinas Funding LLC:
23,866,000	6.10%, 12/10/07 (Section 4(2))	23,708,286
25,740,000	5.20%, 1/10/08 (Section 4(2))	25,479,740
30,500,000	Atlantic Asset Securitization LLC 5.07%, 11/6/07 (Section 4(2))	30,478,523
	Bavaria TRR Corp.:
5,000,000	5.25%, 11/6/07 (Section 4(2))	4,996,354
46,000,000	5.05%, 11/19/07 (Section 4(2))	45,883,850
	Giro Balanced Funding Corp.:
10,000,000	5.15%, 11/1/07 (Section 4(2))	10,000,000
29,750,000	5.40%, 11/21/07 (Section 4(2))	29,660,750
11,000,000	5.35%, 1/22/08 (Section 4(2))	10,865,953
2,400,000	La Fayette Asset Securitization LLC 5.10%, 11/1/07 (Section 4(2))	2,400,000
	Lexington Parker Capital LLC:
1,000,000	5.225%, 11/14/07 (Section 4(2))	998,113
50,000,000	5.25%, 1/17/08 (Section 4(2))	49,438,542
10,000,000	Manhattan Asset Funding Company LLC 5.175%, 1/17/08 (Section 4(2))	9,889,312
	Morrigan TRR Funding LLC:
15,000,000	5.23%, 11/1/07 (144A)	15,000,000
36,000,000	5.10%, 11/14/07 (144A)	35,933,700
50,000,000	Nieuw Amsterdam Receivables Corp. 5.20%, 1/9/08 (Section 4(2))	49,501,667
	Victory Receivables Corp.:
20,000,000	5.08%, 11/16/07 (Section 4(2))	19,957,667
20,000,000	5.08%, 11/19/07 (Section 4(2))	19,949,200
Total Commercial Paper (cost $384,141,657)		384,141,657
Floating Rate Notes - 32.4%
10,000,000	Allied Irish Banks 5.00125%, 8/18/08 (144A)§	9,977,497
5,000,000	ANZ National International London 5.12188%, 9/5/08 (144A)§	5,000,204
15,996,000	Ares VII CLO, Ltd., Class A-1A 5.40625%, 5/8/15 (144A)§	15,996,000
7,466,000	Banco Santander Totta S.A. 5.07%, 9/15/08 (144A)	7,466,000
31,000,000	Bank of America Securities LLC (same day put), 5.0475%, 11/1/07	31,000,000

Principal Amount		Value
Floating Rate Notes - (continued)
$5,000,000	Bank of Scotland PLC 5.305%, 11/4/08	$5,000,000
25,000,000	Barclay's Bank, New York 5.23125%, 10/23/08	25,000,000
20,000,000	BCP Finance Bank, Ltd. 5.17375%, 10/2/08 (144A)	20,000,000
25,000,000	Bes Finance, Ltd. 5.17375%, 10/1/08 (144A)	25,000,000
10,000,000	Caja de Ahorros y Pensiones de Barcelona 5.15125%, 7/23/08 (144A)	10,000,000
45,000,000	CAM US Finance S.A. Unipersonal 5.24%, 7/25/08 (144A)	45,000,000
20,000,000	Cullinan Finance Corp. 5.05%, 2/25/08 (144A)	19,994,901
4,266,000	Dekabank, New York 5.23875%, 11/19/15 (144A)	4,266,000
5,000,000	Dorada Finance Corp. 5.0175%, 8/20/08 (144A)	4,997,598
53,000,000	EMC Mortgage Corp. (same day put) 5.1875%, 5/8/26	53,000,000
	HSH Nordbank A.G., New York:
6,399,000	5.0075%, 9/19/08 (144A)	6,399,000
19,195,000	5.01%, 6/23/15 (144A)	19,195,000
51,000,000	Lehman Brothers, Inc. (90 day put) 5.0875%, 4/5/27ß	51,000,000
	Natexis Banques Populaires, New York:
20,000,000	5.13125%, 4/21/08	20,000,000
6,399,000	5.08%, 9/12/08 (144A)	6,399,000
6,500,000	Royal Bank of Scotland 5.2375%, 12/21/07 (144A)§	6,498,422
5,000,000	Sedna Finance, Inc. 5.0975%, 8/20/08 (144A)	5,000,000
12,000,000	Shiprock Finance SF-1, Series 2007-3A 4.8625%, 4/11/08 (144A)§	12,000,000
5,000,000	Stanfield Victoria Funding LLC 5.20%, 3/27/08 (144A)	4,991,450
10,000,000	Sumitomo Trust and Bank 4.8725%, 1/25/08	10,000,000
21,328,000	Totta (Ireland) PLC 5.12188%, 9/5/08	21,328,000
	Unicredito Italiano Bank (Ireland)
30,000,000	5.23875%, 8/8/08 (144A)	30,000,000
17,916,000	5.14188%, 9/8/08 (144A)	17,916,000
	Union Hamilton Special Purpose Funding LLC:
5,000,000	5.69438%, 12/17/07 (144A)	5,000,000
15,996,000	5.2375%, 12/21/07 (144A)	15,996,000
15,000,000	5.4981%, 3/28/08 (144A)	15,000,000
29,859,000	Westdeutsche Landesbank A.G. 5.18%, 10/9/08 (144A)	29,859,000
Total Floating Rate Notes (cost $558,280,072)		558,280,072
Repurchase Agreements - 28.7%
26,000,000	Barclays Capital, Inc., 5.1175% dated 10/31/07, maturing 11/1/07 to be repurchased at $26,003,696 collateralized by $22,438,582 in Corporate Notes 8.00%, 4/29/27 with a value of $27,300,001	26,000,000

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 39

Janus Money Market Fund

Schedule of Investments

As of October 31, 2007

Principal Amount		Value
Repurchase Agreements - (continued)
$51,000,000	Citigroup Global Markets, Inc., 5.1375% dated 10/31/07, maturing 11/1/07 to be repurchased at $51,007,278 collateralized by $57,350,000 in Medium Term Notes 0.001%, 5/3/37 - 10/22/37 with a value of $56,992,513	$51,000,000
41,000,000	Deutsche Bank Securities, Inc., 5.0875% dated 10/31/07, maturing 11/1/07 to be repurchased at $41,005,794 collateralized by $46,727,817 in Collateralized Mortgage Obligations 0% - 6.75%, 4/25/33 - 8/25/46 with a value of $42,522,329	41,000,000
51,000,000	Dresdner Kleinwort Securities LLC, 5.0575% dated 10/31/07, maturing 11/1/07 to be repurchased at $51,007,165 collateralized by $88,349,800 in Collateralized Mortgage Obligations 0% - 5.86%, 8/25/35 - 5/20/46 with a value of $53,552,851	51,000,000
25,000,000	Fortis Bank S.A., New York Branch, 5.0875% dated 10/31/07, maturing 11/1/07 to be repurchased at $25,003,533 collateralized by $37,447,618 in Collateralized Mortgage Obligation 0%, 8/25/35 with a value of $25,500,000	25,000,000
52,000,000	Goldman Sachs & Co., 5.0875% dated 10/31/07, maturing 11/1/07 to be repurchased at $52,007,349 collateralized by $175,949,868 in U.S. Government Agencies 2.336% - 9.00%, 1/25/14 - 12/1/33 with a value of $53,040,000	52,000,000
48,000,000	J.P. Morgan Securities, Inc., 5.0875% dated 10/31/07, maturing 11/1/07 to be repurchased at $48,006,783 collateralized by $60,025,000 in Corporate Notes 8.30% - 10.125%, 3/25/09 - 8/22/30 with a value of $50,401,631	48,000,000
48,000,000	Merrill Lynch, Pierce, Fenner & Smith 5.1375% dated 10/31/07 maturing 11/1/07; to be repurchased at $48,006,850; collateralized by $65,125,873 in Corporate Notes 0% - 14.25%, 1/30/08 - 1/15/49 with a value of $51,841,058	48,000,000
51,000,000	Morgan Stanley & Company, Inc., 5.0375% dated 10/31/07, maturing 11/1/07 to be repurchased at $51,007,136 collateralized by $2,270,786,692 in Collateralized Mortgage Obligations 0% - 5.092%, 12/15/09 - 8/13/42 with a value of $52,374,915	51,000,000

Principal Amount		Value
Repurchase Agreements - (continued)
$51,000,000	RBC Capital Markets Corp., 5.0375% dated 10/31/07, maturing 11/1/07 to be repurchased at $51,007,136 collateralized by $41,378,128 in Collateralized Mortgage Obligations 6.50%, 8/25/36 $8,276,297 in Commercial Paper 0%, 11/1/07 $2,253,000 in U.S. Treasuries 5.00%, 10/30/12 with respective values of $41,482,042, $8,273,980 and $2,264,578	$51,000,000
51,000,000	Wachovia Capital Markets LLC, 5.03% dated 10/31/07, maturing 11/1/07 to be repurchased at $51,007,140 collateralized by $54,242,933 in Corporate Notes 2.875% - 10.00%, 11/5/07 - 10/15/99 with a value of $53,525,306	51,000,000
Total Repurchase Agreements (cost $495,000,000)		495,000,000
Short-Term Corporate Notes - 2.1%
20,000,000	Cullinan Finance Corp. 5.37%, 3/25/08 (144A)	20,000,000
10,000,000	Cullinan Finance Corp. 5.33%, 5/15/08 (144A)	10,000,000
5,332,000	K2 (USA) LLC 4.82%, 12/3/07 (144A)	5,331,952
Total Short-Term Corporate Notes (cost $35,331,952)		35,331,952
Taxable Variable Rate Demand Notes – 4.1%
2,400,000	Arbor Properties, Inc., Series 2004 4.88%, 11/1/24	2,400,000
590,000	Aurora Colorado CenterTech Metropolitan District, Series B, 5.55%, 12/1/17	590,000
790,000	Breckenridge Terrace LLC 4.9063%, 5/1/39	790,000
3,195,000	Breckenridge Terrace LLC 4.9063%, 5/1/39	3,195,000
3,420,000	Colorado Natural Gas, Inc., Series 2002 4.90%, 7/1/32	3,420,000
2,334,000	Cornerstone Funding Corp. I, Series 2003B 4.82%, 12/1/30	2,334,000
1,970,000	Cornerstone Funding Corp. I, Series 2003C 4.87%, 4/1/13	1,970,000
1,691,000	Cornerstone Funding Corp. I, Series 2003E 4.87%, 7/1/30	1,691,000
2,713,000	Custom Window Systems 4.90%, 11/1/26	2,713,000
1,825,000	Edison Chouest Offshore LLC 4.88%, 3/1/14	1,825,000
450,000	First United Pentecostal 4.92%, 3/1/23	450,000
1,090,000	FJM Properties-Wilmar 4.86%, 10/1/24	1,090,000
3,315,000	HHH Supply and Investment Co. 4.90%, 7/1/29	3,315,000
2,940,000	Hillcrest Medical Plaza 4.86%, 9/1/23	2,940,000

See Notes to Schedules of Investments and Financial Statements.
40 Janus Bond & Money Market Funds October 31, 2007

Schedule of Investments

As of October 31, 2007

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$1,734,000	Holston Medical Group 4.88%, 1/1/13	$1,734,000
1,010,000	J&E Land Company 4.88%, 6/1/23	1,010,000
755,000	Lenexa, Kansas Industrial Revenue (Labone, Inc. Project), Series A 4.90%, 9/1/09	755,000
4,410,000	Louisiana Health Systems Corp. Revenue Series B, 4.72%, 10/1/22	4,410,000
1,195,000	Luxor Management Company 4.88%, 4/1/18	1,195,000
1,335,000	McElroy Metal Mill, Inc., Series 2003 4.88%, 7/1/18	1,335,000
1,570,000	Medical Clinic Board, Mobile, AL 4.86%, 9/1/11	1,570,000
3,145,000	Mississippi Business Finance Corp. 4.86%, 10/1/18	3,145,000
830,000	Montgomery-Engelside, Alabama Medical Clinic Board Revenue (Surgical Center) 4.88%, 3/1/24	830,000
1,827,000	Nautical Transport LLC 4.89%, 6/1/16	1,827,000
1,880,000	Patrick Schaumburg Automobiles, Inc. 4.86%, 7/1/08 (144A)	1,880,000
2,300,000	Racetrac Capital LLC, Series 1998-A 4.75%, 4/1/18	2,300,000
5,400,000	Rehau, Inc. 5.11%, 10/1/19	5,400,000
1,850,000	Robinette Company 4.85%, 1/1/17	1,850,000
2,840,000	Russell Lands, Inc., Series 2002 4.88%, 8/1/12	2,840,000
2,600,000	Shoosmith Brothers, Inc. 4.75%, 3/1/15	2,600,000
4,060,000	Timber Ridge County Affordable Housing Corp., Series 2003 4.81%, 12/1/32	4,060,000
910,000	Union City, Tennessee Industrial Development Board, (Cobank LLC Project) 4.75%, 1/1/25	910,000
2,700,000	Village Green Finance Co. 4.75%, 11/1/22	2,700,000
Total Taxable Variable Rate Demand Notes (cost $71,074,000)		71,074,000
Total Investments (total cost $1,717,491,681) – 99.7%		1,717,491,681
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		4,422,447
Net Assets – 100%		$1,721,914,128

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 41

Janus Government Money Market Fund

Schedule of Investments

As of October 31, 2007

Principal Amount		Value
U.S. Government Agency Notes - 10.4%
	Fannie Mae:
$1,756,000	5.011%, 12/28/07	$1,742,067
1,556,000	5.08%, 1/15/08	1,539,532
1,800,000	5.02%, 5/30/08	1,747,039
300,000	4.481%, 8/29/08	288,723
	Federal Home Loan Bank System:
300,000	5.20%, 11/16/07	299,350
1,000,000	5.40%, 4/9/08	1,000,000
	Freddie Mac:
878,000	4.995%, 11/30/07	874,467
1,756,000	5.03%, 12/11/07	1,746,186
776,000	5.04%, 3/3/08	762,637
680,000	5.04%, 3/20/08	666,672
2,500,000	5.04%, 3/28/08	2,448,201
780,000	4.78%, 4/28/08	761,461
800,000	5.075%, 4/28/08	779,812
1,060,000	4.75%, 5/30/08	1,030,489
1,673,000	4.92%, 6/13/08	1,621,555
2,000,000	4.98%, 6/23/08	1,934,984
327,000	4.36%, 9/15/08	314,367
Total U.S. Government Agency Notes (cost $19,557,543)		19,557,543
U.S. Government Agency Variable Notes - 7.2%
	Federal Farm Credit Bank:
1,756,000	4.885%, 1/18/08	1,755,885
878,000	4.73%, 1/24/08	877,961
878,000	4.73%, 2/21/08	877,948
1,756,000	4.73%, 3/26/08	1,755,864
380,000	4.67875%, 10/28/08	379,853
3,000,000	4.78%, 4/17/09	3,000,000
	Federal Home Loan Bank System:
880,000	4.225%, 11/15/07	880,000
2,635,000	4.93625%, 3/14/08	2,634,624
190,000	4.9325%, 10/24/08	189,908
	Freddie Mac:
1,254,876	4.8563%, 1/15/42	1,254,876
Total U.S. Government Agency Variable Notes (cost $13,606,919)		13,606,919
U.S. Government Guaranteed Loan Notes - 2.4%
4,500,000	Army & Air Force Exchange Services 4.93%, 2/6/08 (cost $4,500,000)	4,500,000
Repurchase Agreements - 82.2%
20,000,000	Barclays Capital, Inc., 4.92% dated 10/31/07, maturing 11/1/07 to be repurchased at $20,002,733 collateralized by $20,973,677 in U.S. Government Agencies 5.3225% - 5.905%, 10/15/29 - 9/1/37 with a value of $20,400,000	20,000,000
45,000,000	Bear Stearns & Company, Inc., 4.9875% dated 10/31/07, maturing 11/1/07 to be repurchased at $45,006,234 collateralized by $92,625,000 in U.S. Government Agencies 0%, 8/1/34 with a value of $45,900,143	45,000,000

Principal Amount		Value
Repurchase Agreements - (continued)
$30,700,000	Credit Suisse Securities (USA) LLC, 4.9575% dated 10/31/07, maturing 11/1/07 to be repurchased at $30,704,228 collateralized by $33,605,000 in a U.S. Government Agency 5.50%, 12/1/36 with a value of $31,318,341	$30,700,000
28,000,000	ING Financial Markets LLC, 4.95% dated 10/31/07, maturing 11/1/07 to be repurchased at $28,003,850 collateralized by $212,819,349 in U.S. Government Agencies 0% - 6.222%, 8/1/18 - 2/25/45 with a value of $28,560,074	28,000,000
2,900,000	Merrill Lynch Government Securities, Inc. 4.65% dated 10/31/07, maturing 11/1/07 to be repurchased at $2,900,375 collateralized by $20,506,130 in U.S. Government Agencies 0% - 10.38%, 7/25/23 - 8/25/37 with a value of $2,958,001	2,900,000
28,000,000	Societe Generale, New York Branch, 4.95% dated 10/31/07, maturing 11/1/07 to be repurchased at $28,003,850 collateralized by $44,435,387 in U.S. Government Agencies 0% - 5.50%, 5/1/18 - 4/20/37 with a value of $28,560,000	28,000,000
Total Repurchase Agreements (cost $154,600,000)		154,600,000
Total Investments (total cost $192,264,462) – 102.2%		192,264,462
Liabilities, net of Cash, Receivables and Other Assets – (2.2)%		(4,131,422)
Net Assets – 100%		$188,133,040

See Notes to Schedules of Investments and Financial Statements.
42 Janus Bond & Money Market Funds October 31, 2007

Janus Tax-Exempt Money Market Fund

Schedule of Investments

As of October 31, 2007

Principal Amount		Value
Municipal Securities - 99.9%
Alaska - 3.0%
$2,375,000	North Slope Borough, Alaska General Obligation Refunding Bonds (MBIA Insured), Series A Variable Rate, 3.49%, 6/30/10	$2,375,000
Colorado - 23.5%
800,000	Arvada, Colorado Variable Rate, 3.85%, 11/1/20	800,000
955,000	Aspen Valley Hospital District, Colorado Variable Rate, 3.49%, 10/15/33	955,000
1,540,000	Aurora, Colorado, Centretech Metropolitan District, Series A Variable Rate, 3.70%, 12/1/28	1,539,999
3,000,000	Brighton Crossing Metropolitan District No.4 Variable Rate, 3.58%, 12/1/34	3,000,000
1,990,000	Commerce City, Colorado, Northern Infrastructure General Improvement District, Variable Rate, 3.48%, 12/1/31	1,990,000
200,000	Denver, Colorado, City and County Excise Tax Revenue, (Convention Center Project) Series B, Variable Rate, 3.43%, 9/1/25	200,000
	Ebert Metropolitan District Securitization Trust:
4,000,000	Series 2004-S1 Variable Rate, 3.58%, 12/1/34	4,000,000
1,300,000	Series 2005-S1 Variable Rate, 3.58%, 12/1/09	1,300,000
1,000,000	Four Mile Ranch Metropolitan District No. 1, Colorado Variable Rate, 3.53%, 12/1/35	1,000,000
2,750,000	NBC Metropolitan District, Colorado Variable Rate, 3.48%, 12/1/30	2,750,000
1,000,000	Telluride, Colorado, Excise Tax Revenue (Open Space Project) Variable Rate, 3.49%, 12/1/36	1,000,000
		18,534,999
Delaware - 1.0%
750,000	Delaware Economic Development Authority (Archmere Academy, Inc. Project) Variable Rate, 3.49%, 7/1/36	750,000
Florida - 3.0%
2,000,000	Jacksonville, Florida, Educational Facilities Revenue, (Edward Waters College Project) Variable Rate, 3.50%, 12/1/29	2,000,000
400,000	Pinellas County, Florida, Health Facilities Authority Revenue, (Bayfront Project) Variable Rate, 3.58%, 7/1/34	400,000
		2,400,000
Georgia - 2.5%
2,000,000	Atlanta, Georgia, Subordinate Lien Tax Allocation Bonds, (Atlantic Station Project), Variable Rate, 3.52%, 12/1/24	2,000,000
Illinois - 15.8%
2,300,000	Chicago, Illinois, Tax Increment, Series B Variable Rate, 3.37%, 12/1/14	2,300,000
4,825,000	Illinois Development Finance Authority Revenue, (St. Anthony's Health Center) Program E-1 Variable Rate, 3.36% - 3.39%, 10/1/29	4,825,000

Principal Amount		Value
Illinois - (continued)
$2,400,000	Illinois Finance Authority Revenue (Elgin Academy Project) Variable Rate, 3.35%, 6/1/37	$2,400,000
635,000	Illinois Health Facilities Authority Revenue (Blessing Hospital), (FSA Insured) Series B, Variable Rate, 3.43%, 11/15/29	635,000
2,300,000	Montgomery, Illinois Special Service Area (Blackberry Crossing West) Variable Rate, 3.33%, due 3/1/25	2,300,000
		12,460,000
Indiana - 5.0%
1,300,000	Indiana Health and Educational Facility Financing Authority Revenue, (Charity Obligated Group), Series D Variable Rate, 5.00%, 11/1/26	1,316,130
2,600,000	Logansport, Indiana, Economic Development Revenue, (Modine Manufacturing Co.) Variable Rate, 3.55%, 1/1/08	2,600,000
		3,916,130
Iowa - 8.3%
5,250,000	Buffalo, Iowa, Pollution Control Revenue (LaFarge Corp.), Series B Variable Rate, 3.68%, 10/1/10	5,250,000
1,275,000	Iowa Finance Authority Small Business Development Revenue, (Terrace Center Association), Variable Rate, 3.64%, 3/1/22	1,275,000
		6,525,000
Massachusetts - 2.9%
2,300,000	Massachusetts State Health and Educational Facilities Authority Revenue, (Alliance Health Southeastern) Variable Rate, 3.53%, due 7/1/37	2,300,000
Maryland - 1.3%
1,050,000	Maryland State Health and Higher Educational Facilities Authority Revenue (Edenwald Project), Series B Variable Rate, 3.49%, 1/1/37	1,050,000
Michigan - 1.8%
1,390,000	Eastern Michigan University Revenues (FGIC Insured), Series A, 5.80%, 6/1/08	1,406,312
Minnesota - 2.9%
1,005,000	St. Paul, Minnesota, Housing and Redevelopment Authority Revenue (Goodwill/Easter Seals) Variable Rate, 3.64%, 8/1/25	1,005,000
1,300,000	Stillwater, Minnesota, Private School Facilities Revenue, (Catholic Finance Corporation Project) Variable Rate, 3.64%, 12/1/22	1,300,000
		2,305,000
Nebraska - 2.4%
1,900,000	Norfolk, Nebraska, Industrial Development Revenue, (Supervalu, Inc.) Variable Rate, 3.42%, 11/1/14	1,900,000

See Notes to Schedules of Investments and Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 43

Janus Tax-Exempt Money Market Fund

Schedule of Investments

As of October 31, 2007

Principal Amount		Value
Nevada - 2.4%
$1,900,000	Clark County, Nevada, Economic Development Revenue, (Lutheran Secondary School Association) Variable Rate, 3.44%, 2/1/30	$1,900,000
New Mexico - 0.6%
500,000	Albuquerque, New Mexico, Educational Facilities Revenue, (Albuquerque Academy Project) Variable Rate, 3.34%, due 10/15/16	500,000
Ohio - 2.3%
995,000	Akron Bath Copley, Ohio, Joint Township Hospital District Revenue (Summner Project) Variable Rate, 3.50%, due 12/1/32	995,000
830,000	Toledo Lucas County, Ohio, Port Authority Cultural Facilities Revenue, (Toledo Museum of Art Project) Variable Rate, 3.48%, due 9/1/19	830,000
		1,825,000
Oklahoma - 0.9%
700,000	Oklahoma Development Finance Authority Revenue, (Continuing Care Community) Variable Rate, 3.63%, due 2/1/12	700,000
Pennsylvania - 9.5%
400,000	Cumberland County, Pennsylvania Municipal Authority Revenue, (Messiah Village Project) Variable Rate, 3.28%, 7/1/27	400,000
400,000	Montgomery County, Pennsylvania Industrial Development Authority Revenue, (Gloria Dei Project) Variable Rate, 3.48%, 1/1/23	400,000
2,300,000	Moon Individual Development Authority Pennsylvania, (Providence Point Project) Variable Rate, 3.50%, 7/1/38	2,300,000
2,200,000	Pennsylvania Higher Educational Facilities Authority Revenue, (Susquehanna University), Series H9 Variable Rate, 3.46%, 5/1/31	2,200,000
2,200,000	Wilkes-Barre, Pennsylvania, Finance Authority College Revenue, (King College Project), Variable Rate, 3.46%, 5/1/37	2,200,000
		7,500,000
Texas - 0.6%
500,000	Duncanville, Texas, Independent School District, 4.50%, 2/15/08	501,194
Virginia - 0.5%
400,000	Arlington County, Virginia, (Ballston Public Parking), Variable Rate, 3.30%, 8/1/17	400,000
Washington - 4.6%
1,625,000	Washington State Economic Development Revenue, (Benaroya Research) Variable Rate, 3.48%, 12/1/24	1,625,000
2,000,000	Washington State Housing Finance Community Revenue, (Eastside Catholic School), Variable Rate, 3.47%, 7/1/38	2,000,000
		3,625,000

Principal Amount		Value
Wisconsin - 2.9%
$2,265,000	Wisconsin State Health & Educational Facilities Authority Revenue, (Grace Lutheran Foundation Project) Variable Rate, 3.27%, 6/1/25	$2,265,000
Wyoming - 2.2%
1,750,000	Sweetwater County, Wyoming, Hospital Revenue, (Memorial Hospital Project) Series A, Variable Rate, 3.32%, 9/1/26	1,750,000
Total Investments (total cost $78,888,635) – 99.9%		78,888,635
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		57,185
Net Assets – 100%		$78,945,820

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Investors Assurance Corp.

See Notes to Schedules of Investments and Financial Statements.
44 Janus Bond & Money Market Funds October 31, 2007

Statements of Assets and Liabilities - Bond Funds

As of October 31, 2007 (all numbers in thousands except net asset value per share)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund
Assets:
Investments at cost(1)	$83,483	$920,562	$623,752	$212,209
Investments at value(1)	$83,177	$908,581	$610,504	$198,866
Affiliated money market investments	–	18,367	4,558	13,499
Cash	222	3,098	419	1,083
Receivables:
Investments sold	443	14,950	6,674	–
Fund shares sold	26	254	315	251
Dividends	–	–	2	–
Interest	973	10,152	13,191	2,245
Non-interested Trustees' deferred compensation	1	11	8	2
Other assets	2	44	20	10
Total Assets	84,844	955,457	635,691	215,956
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–	176,453	41,952	39,462
Investments purchased	–	18,103	–	3,628
Fund shares repurchased	68	470	1,088	69
Dividends and distributions	52	202	265	17
Advisory fees	12	333	303	33
Transfer agent fees and expenses	22	160	122	52
Professional fees	16	30	25	16
Non-interested Trustees' fees and expenses	3	6	5	3
Non-interested Trustees' deferred compensation fees	1	11	8	2
Accrued expenses	24	113	47	32
Total Liabilities	198	195,881	43,815	43,314
Net Assets	$84,646	$759,576	$591,876	$172,642
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$93,770	$779,098	$625,880	$175,578
Undistributed net investment income/(loss)*	8	1,120	306	27
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(8,826)	(27,073)	(25,622)	(3,119)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(306)	6,431	(8,688)	156
Total Net Assets	$84,646	$759,576	$591,876	$172,642
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,990	80,367	62,127	59,846
Net Asset Value Per Share	$6.52	$9.45	$9.53	$2.88

 *  See Note 4 in Notes to Financial Statements.

(1)  Investments at cost and value include $172,885,918, $40,989,267 and $38,681,761 of securities loaned for Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, respectively (Note 1).

See Notes to Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 45

Statements of Operations - Bond Funds

For the fiscal year ended October 31, 2007 (all numbers in thousands)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund
Investment Income:
Interest	$4,482	$40,762	$46,582	$8,661
Securities lending income	–	488	314	110
Dividends	–	556	199	–
Dividends from affiliates	–	578	1,615	311
Foreign tax withheld	–	–	(2)	–
Total Investment Income	4,482	42,384	48,708	9,082
Expenses:
Advisory fees	464	3,916	3,457	1,097
Transfer agent fees and expenses	215	1,684	1,259	431
Registration fees	30	38	54	32
Postage and mailing expenses	15	105	51	30
Custodian fees	9	72	22	10
Professional fees	17	33	27	17
Non-interested Trustees' fees and expenses	8	28	23	10
Printing expenses	42	120	72	54
System fees	57	32	34	32
Other expenses	17	38	29	19
Non-recurring costs (Note 2)	–	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	874	6,066	5,028	1,732
Expense and Fee Offset	(7)	(53)	(35)	(17)
Net Expenses	867	6,013	4,993	1,715
Less: Excess Expense Reimbursement	(357)	–	–	(618)
Net Expenses after Expense Reimbursement	510	6,013	4,993	1,097
Net Investment Income/(Loss)	3,972	36,371	43,715	7,985
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(5,633)	(3,797)	1,271	(566)
Net realized gain/(loss) from futures contracts	–	(114)	–	–
Net realized gain/(loss) from short sales	–	17	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(1,361)	6,132	(15,451)	803
Payment from affiliate (Note 2)	–	38	8	6
Net Gain/(Loss) on Investments	(6,994)	2,276	(14,172)	243
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,022)	$38,647	$29,543	$8,228

See Notes to Financial Statements.
46 Janus Bond & Money Market Funds October 31, 2007

Statements of Changes in Net Assets - Bond Funds

For the fiscal years ended October 31	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund		Janus High-Yield Fund		Janus Short-Term Bond Fund
(all numbers in thousands)	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income/(loss)	$3,972	$4,062	$36,371	$36,164	$43,715	$36,181	$7,985	$6,644
Net realized gain/(loss) from investment and foreign currency transactions	(5,633)	(1,066)	(3,797)	(13,156)	1,271	(159)	(566)	(1,521)
Net realized gain/(loss) from futures contracts	–	–	(114)	29	–	–	–	(35)
Net realized gain/(loss) from short sales	–	–	17	(6)	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(1,361)	2,474	6,132	14,557	(15,451)	11,443	803	2,235
Payment from affiliate (Note 2)	–	–	38	4	8	1	6	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,022)	5,470	38,647	37,592	29,543	47,466	8,228	7,324
Dividends and Distributions to Shareholders:
Net investment income*	(3,962)	(4,063)	(36,463)	(37,948)	(43,659)	(36,157)	(7,978)	(6,649)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	–	–
Net (Decrease) from Dividends and Distributions	(3,962)	(4,063)	(36,463)	(37,948)	(43,659)	(36,157)	(7,978)	(6,649)
Capital Share Transactions:
Shares sold	12,353	12,089	142,761	100,728	241,189	123,966	45,519	35,262
Redemption fees	N/A	N/A	N/A	N/A	220	110	N/A	N/A
Reinvested dividends and distributions	3,322	3,446	33,662	34,502	39,712	32,287	7,704	6,407
Shares repurchased	(21,864)	(31,067)	(185,894)	(303,179)	(186,748)	(179,236)	(56,089)	(68,579)
Net Increase/(Decrease) from Capital Share Transactions	(6,189)	(15,532)	(9,471)	(167,949)	94,373	(22,873)	(2,866)	(26,910)
Net Increase/(Decrease) in Net Assets	(13,173)	(14,125)	(7,287)	(168,305)	80,257	(11,564)	(2,616)	(26,235)
Net Assets:
Beginning of period	97,819	111,944	766,863	935,168	511,619	523,183	175,258	201,493
End of period	$84,646	$97,819	$759,576	$766,863	$591,876	$511,619	$172,642	$175,258
Undistributed net investment income/(loss)*	$8	$(1)	$1,120	$953	$306	$224	$27	$20

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 47

Financial Highlights - Bond Funds

For a share outstanding during each	Janus Federal Tax-Exempt Fund
fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$7.03		$6.94		$7.12		$7.07		$7.05
Income from Investment Operations:
Net investment income/(loss)	.29		.27		.26		.23		.26
Net gain/(loss) on securities (both realized and unrealized)	(.51)		.09		(.18)		.05		.02
Total from Investment Operations	(.22)		.36		.08		.28		.28
Less Distributions and Other:
Dividends (from net investment income)*	(.29)		(.27)		(.26)		(.23)		(.26)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–		–		–	(1)	–		–
Total Distributions and Other	(.29)		(.27)		(.26)		(.23)		(.26)
Net Asset Value, End of Period	$6.52		$7.03		$6.94		$7.12		$7.07
Total Return	(3.19)%		5.31%		1.12	%(2)	4.07%		3.97%
Net Assets, End of Period (in thousands)	$84,646		$97,819		$111,944		$132,267		$183,669
Average Net Assets for the Period (in thousands)	$92,791		$104,293		$121,027		$151,433		$228,760
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.56	%(5)	0.56	%(5)	0.56	%(5)	0.62	%(5)	0.65	%(5)
Ratio of Net Expenses to Average Net Assets(3)	0.55%		0.55%		0.55%		0.62%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.28%		3.89%		3.67%		3.30%		3.58%
Portfolio Turnover Rates	217%		112%		149%		52%		39%
For a share outstanding during each	Janus Flexible Bond Fund
fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$9.42		$9.41		$9.76		$9.74		$9.51
Income from Investment Operations:
Net investment income/(loss)	.46		.42		.40		.46		.46
Net gain/(loss) on securities (both realized and unrealized)	.02		.02		(.34)		.01		.21
Total from Investment Operations	.48		.44		.06		.47		.67
Less Distributions and Other:
Dividends (from net investment income)*	(.45)		(.43)		(.41)		(.45)		(.44)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	(1)	–
Total Distributions and Other	(.45)		(.43)		(.41)		(.45)		(.44)
Net Asset Value, End of Period	$9.45		$9.42		$9.41		$9.76		$9.74
Total Return	5.27	%(2)	4.80	%(2)	0.60	%(2)	4.97	%(2)	7.12%
Net Assets, End of Period (in thousands)	$759,576		$766,863		$935,168		$1,159,921		$1,533,940
Average Net Assets for the Period (in thousands)	$755,593		$827,407		$1,037,336		$1,288,903		$1,731,995
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.80%		0.83%		0.78%		0.85%		0.83%
Ratio of Net Expenses to Average Net Assets(3)	0.80%		0.82%		0.77%		0.85%		0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.81%		4.37%		4.01%		4.27%		4.47%
Portfolio Turnover Rates	140	%(6)	144	%(6)	174	%(6)	149%		163%

*See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services Capital LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(5)  The ratio was 0.94% in 2007, 0.97% in 2006, 0.87% in 2005, 0.99% in 2004 and 0.90% in 2003 before waiver of certain fees incurred by the Fund.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007, 147% in 2006 and 180% in 2005.

See Notes to Financial Statements.
48 Janus Bond & Money Market Funds October 31, 2007

For a share outstanding during each	Janus High-Yield Fund
fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$9.69		$9.48		$9.86		$9.55		$8.82
Income from Investment Operations:
Net investment income/(loss)	.73		.71		.65		.67		.64
Net gain/(loss) on securities (both realized and unrealized)	(.16)		.20		(.38)		.31		.72
Total from Investment Operations	.57		.91		.27		.98		1.36
Less Distributions and Other:
Dividends (from net investment income)*	(.73)		(.70)		(.65)		(.67)		(.64)
Distributions (from capital gains)*	–		–		–		–		–
Redemption fees	–	(1)	–	(1)	–	(1)	–	(1)	.01
Payment from affiliate	–	(2)	–	(2)	–	(2)	–		–
Total Distributions and Other	(.73)		(.70)		(.65)		(.67)		(.63)
Net Asset Value, End of Period	$9.53		$9.69		$9.48		$9.86		$9.55
Total Return	6.04	%(3)	10.00	%(3)	2.76	%(3)	10.62%		16.00%
Net Assets, End of Period (in thousands)	$591,876		$511,619		$523,183		$557,836		$768,033
Average Net Assets for the Period (in thousands)	$579,507		$490,849		$548,993		$582,992		$842,175
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.87%		0.91	%(6)	0.88%		0.96%		0.95%
Ratio of Net Expenses to Average Net Assets(4)	0.86%		0.90%		0.87%		0.96%		0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	7.54%		7.37%		6.65%		6.96%		6.90%
Portfolio Turnover Rates	114%		119%		102%		133%		203%
For a share outstanding during each	Janus Short-Term Bond Fund
fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$2.88		$2.87		$2.94		$2.97		$2.93
Income from Investment Operations:
Net investment income/(loss)	.13		.11		.08		.08		.08
Net gain/(loss) on securities (both realized and unrealized)	–		.01		(.06)		.01		.04
Total from Investment Operations	.13		.12		.02		.09		.12
Less Distributions and Other:
Dividends (from net investment income)*	(.13)		(.11)		(.08)		(.08)		(.08)
Distributions (from capital gains)*	–		–		(.01)		(.04)		–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–		–
Total Distributions and Other	(.13)		(.11)		(.09)		(.12)		(.08)
Net Asset Value, End of Period	$2.88		$2.88		$2.87		$2.94		$2.97
Total Return	4.74	%(3)	4.08	%(3)	0.65	%(3)	2.94%		4.12%
Net Assets, End of Period (in thousands)	$172,642		$175,258		$201,493		$270,761		$366,037
Average Net Assets for the Period (in thousands)	$172,326		$182,285		$233,536		$299,461		$456,695
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.65	%(7)	0.65	%(7)	0.65	%(7)	0.65	%(7)	0.65	%(7)
Ratio of Net Expenses to Average Net Assets(4)	0.64%		0.64%		0.64%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.63%		3.65%		2.75%		2.64%		2.68%
Portfolio Turnover Rates	130%		120%		97%		110%		238%

*See Note 4 in Notes to Financial Statements.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(6)  The ratio was 0.93% in 2006 before waiver of certain fees incurred by the Fund.

(7)  The ratio was 1.01% in 2007, 1.06% in 2006, 0.97% in 2005, 1.00% in 2004 and 0.91% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 49

Statements of Assets and Liabilities - Money Market Funds

As of October 31, 2007 (all numbers in thousands except net asset value per share)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Assets:
Investments at amortized cost	$1,222,492	$37,664	$78,889
Repurchase agreements	495,000	154,600	–
Cash	137	99	–
Receivables:
Investments sold	–	–	1,906
Fund shares sold	3,097	507	72
Interest	5,480	103	323
Non-interested Trustees' deferred compensation	25	3	1
Other assets	–	–	–
Total Assets	1,726,231	192,976	81,191
Liabilities:
Payables:
Due to Custodian	–	–	1,966
Investments purchased	–	4,500	–
Fund shares repurchased	2,650	220	214
Dividends and distributions	740	7	9
Advisory fees	146	16	7
Administrative services fees	729	81	33
Professional fees	24	14	15
Non-interested Trustees' fees and expenses	3	2	–
Non-interested Trustees' deferred compensation fees	25	3	1
Total Liabilities	4,317	4,843	2,245
Net Assets	$1,721,914	$188,133	$78,946
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,721,911	$188,133	$78,967
Undistributed net investment income/(loss)*	(5)	(1)	–
Undistributed net realized gain/(loss) from investment transactions*	3	–	(21)
Unrealized net appreciation/(depreciation) of non-interested Trustees' deferred compensation	5	1	–
Total Net Assets	$1,721,914	$188,133	$78,946
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,721,904	188,133	78,967
Net Asset Value Per Share	$1.00	$1.00	$1.00

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
50 Janus Bond & Money Market Funds October 31, 2007

Statements of Operations - Money Market Funds

For the fiscal year ended October 31, 2007 (all numbers in thousands)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Investment Income:
Interest	$85,597	$9,403	$2,940
Total Investment Income	85,597	9,403	2,940
Expenses:
Advisory fees	3,156	355	156
Professional fees	18	11	16
Non-interested Trustees' fees and expenses	47	2	5
Administrative services fees	7,890	888	390
Non-recurring costs (Note 2)	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–
Total Expenses	11,111	1,256	567
Less: Excess Expense Reimbursement	(1,578)	(177)	(78)
Net Expenses after Expense Reimbursement	9,533	1,079	489
Net Investment Income/(Loss)	76,064	8,324	2,451
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	2	1	–
Change in unrealized net appreciation/(depreciation) of non-interested Trustees' deferred compensation	5	–	–
Net Gain/(Loss) on Investments	7	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$76,071	$8,325	$2,451

See Notes to Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 51

Statements of Changes in Net Assets - Money Market Funds

For the fiscal years ended October 31	Janus Money Market Fund			Janus Government Money Market Fund			Janus Tax-Exempt Money Market Fund
(all numbers in thousands)	2007(1)		2006	2007(1)		2006	2007(1)		2006
Operations:
Net investment income/(loss)	$76,064		$289,288	$8,324		$44,525	$2,451		$2,308
Net realized gain/(loss) from investment transactions	2		12	1		–	–		(9)
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees' deferred compensation	5		–	–		–	–		–
Net Increase/(Decrease) in Net Assets Resulting from Operations	76,071		289,300	8,325		44,525	2,451		2,299
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(76,071)		(58,753)	(8,324)		(7,454)	(2,451)		(2,176)
Institutional Shares	(10)		(229,324)	N/A		(30,687)	N/A		(132)
Service Shares	–		(1,199)	N/A		(6,384)	N/A		–
Net realized gain/(loss) from investment transactions*
Investor Shares	–		(2)	(1)		–	–		–
Institutional Shares	N/A		(10)	N/A		–	N/A		–
Service Shares	N/A		–	N/A		–	N/A		–
Net Decrease from Dividends and Distributions	(76,081)		(289,288)	(8,325)		(44,525)	(2,451)		(2,308)
Capital Share Transactions:
Shares sold
Investor Shares	1,332,997		991,952	104,097		73,414	54,413		45,857
Institutional Shares	22,247,144		38,462,494	1,611,594		6,103,342	124,711		76,977
Service Shares	13,984		55,553	164,498		758,324	–		–
Reinvested dividends and distributions
Investor Shares	69,259		57,565	8,141		7,318	2,394		2,120
Institutional Shares	44,041		89,719	1,865		11,032	50		92
Service Shares	169		424	739		2,391	–		–
Shares repurchased
Investor Shares	(1,093,269)		(997,589)	(100,293)		(90,905)	(54,152)		(57,473)
Institutional Shares	(28,608,178	)(2)	(35,873,239)	(2,149,520	)(2)	(6,095,962)	(132,699	)(3)	(71,135)
Service Shares	(48,559	)(2)	(48,419)	(330,717	)(2)	(724,319)	(10	)(3)	–
Net Increase/(Decrease) from Capital Share Transactions	(6,042,412)		2,738,460	(689,596)		44,635	(5,293)		(3,562)
Net Increase/(Decrease) in Net Assets	(6,042,422)		2,738,472	(689,596)		44,635	(5,293)		(3,571)
Net Assets:
Beginning of period	7,764,336		5,025,864	877,729		833,094	84,239		87,810
End of period	$1,721,914		$7,764,336	$188,133		$877,729	$78,946		$84,239
Undistributed net investment income/(loss)*	$(5)		$12	$(1)		$–	$–		$–

(1) Period from November 1, 2006 through February 23, 2007 for Institutional Shares and Service Shares.

(2) A reorganization of the Institutional Shares and Service Shares occurred at the close of business on February 23, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. See Note 1 in Notes to Financial Statements.

(3) A liquidation of the Institutional Shares and Service Shares occurred at the close of business on February 23, 2007. See Note 1 in Notes to Financial Statements.

* See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
52 Janus Bond & Money Market Funds October 31, 2007

Financial Highlights - Money Market Funds

For a share outstanding during each	Janus Money Market Fund
fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.05		.04		.02		.01		.01
Net gain/(loss) on investments	–		–		–		–		–
Total from Investment Operations	.05		.04		.02		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.05)		(.04)		(.02)		(.01)		(.01)
Distributions (from capital gains)*	–		–		–		–		–
Total Distributions	(.05)		(.04)		(.02)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	4.93%		4.39%		2.41%		0.75%		0.79%
Net Assets, End of Period (in thousands)	$1,721,914		$1,412,927		$1,360,997		$1,588,804		$2,197,167
Average Net Assets for the Period (in thousands)	$1,577,950		$1,362,170		$1,449,569		$1,790,472		$2,658,402
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.60	%(3)	0.60	%(3)	0.60	%(3)	0.60	%(3)	0.60	%(3)
Ratio of Net Expenses to Average Net Assets(1)	0.60%		0.60%		0.60%		0.60%		0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.82%		4.31%		2.36%		0.74%		0.80%
For a share outstanding during each	Janus Government Money Market Fund
fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.05		.04		.02		.01		.01
Net gains/(losses) on securities	–		–		–		–		–
Total from Investment Operations	.05		.04		.02		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.05)		(.04)		(.02)		(.01)		(.01)
Distributions (from capital gains)*	–		–		–		–		–
Total Distributions	(.05)		(.04)		(.02)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	4.79%		4.31%		2.34%		0.68%		0.72%
Net Assets, End of Period (in thousands)	$188,133		$176,188		$186,361		$224,084		$313,691
Average Net Assets for the Period (in thousands)	$177,655		$176,580		$198,231		$253,183		$388,077
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.61	%(4)	0.61	%(4)	0.61	%(4)	0.60	%(4)	0.60	%(4)
Ratio of Net Expenses to Average Net Assets(1)	0.61%		0.61%		0.61%		0.60%		0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.69%		4.22%		2.29%		0.66%		0.73%

*See Note 4 in Notes to Financial Statements.

(1)  See "Explanations of Charts, Tables and Financial Statements."

(2)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(3)  The ratio was 0.70% in 2007, 0.70% in 2006, 0.70% in 2005, 0.70% in 2004 and 0.70% in 2003 before waiver of certain fees incurred by the Fund.

(4)  The ratio was 0.71% in 2007, 0.71% in 2006, 0.71% in 2005, 0.70% in 2004 and 0.70% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Bond & Money Market Funds October 31, 2007 53

Financial Highlights - Money Market Funds (continued)

For a share outstanding during each	Janus Tax-Exempt Money Market Fund
fiscal year ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.03		.02		.01		.01
Net gains/(losses) on securities	–		–		–		–		–
Total from Investment Operations	.03		.03		.02		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.03)		(.03)		(.02)		(.01)		(.01)
Distributions (from capital gains)*	–		–		–		–		–
Total Distributions	(.03)		(.03)		(.02)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	3.19%		2.81%		1.63%		0.59%		0.64%
Net Assets, End of Period (in thousands)	$78,946		$76,295		$85,799		$107,386		$140,087
Average Net Assets for the Period (in thousands)	$77,935		$78,564		$96,230		$120,544		$173,152
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.63	%(3)	0.65	%(3)	0.62	%(3)	0.61	%(3)	0.60	%(3)
Ratio of Net Expenses to Average Net Assets(1)	0.63%		0.65%		0.62%		0.61%		0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.14%		2.77%		1.60%		0.59%		0.65%

*See Note 4 in Notes to Financial Statements.

(1)  See "Explanations of Charts, Tables and Financial Statements."

(2)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.

(3)  The ratio was 0.73% in 2007, 0.75% in 2006, 0.72% in 2005, 0.71% in 2004 and 0.70% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
54 Janus Bond & Money Market Funds October 31, 2007

Notes to Schedules of Investments

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit 1-3 Year Index	Is composed of all bonds of investment grade with a maturity between one and three years.

Lehman Brothers High-Yield Bond Index	Is composed of fixed-rate, publicly issued, non-investment grade debt.

Lehman Brothers Municipal Bond Index	Is composed of approximately 1,100 bonds, 60% of which are revenue bonds and 40% of which are state government obligations.

Lipper General Municipal Debt Funds	Funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, when-issued securities and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ƒ  Security acquired under mortgage dollar roll agreement.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan as of October 31, 2007.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Bond & Money Market Funds October 31, 2007 55

Notes to Schedules of Investments (continued)

ºº  Schedule of Fair Valued Securities (as of October 31, 2007)

	Value	Value as a % of Net Assets
Janus High-Yield Fund
Progressive Gaming Corp. - expires 8/15/08	$74,908	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of October 31, 2007)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Flexible Bond Fund
Source Gas LLC, 5.90%
senior notes, due 4/1/17 (144A)	4/11/07 - 9/20/07	$1,383,772	$1,353,724	0.2%
Janus High-Yield Fund
Aleris International, Inc., 10.00%
senior subordinated notes, due 12/15/16 (144A)	5/14/07 - 7/16/07	$2,326,235	$1,998,480	0.3%
Cardtronics, Inc., 9.25% senior subordinated notes, due 8/15/13 (144A)	7/17/07	1,042,750	1,037,375	0.2%
Innophos Holdings, Inc., 9.50% senior unsecured notes, due 4/15/12 (144A)	4/11/07	1,410,000	1,417,050	0.2%
Progressive Gaming Corp. - expires 8/15/08ºº	9/26/03	167	74,908	0.0%
Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)	9/13/06 - 6/6/07	5,681,463	5,423,490	0.9%
		$10,460,615	$9,951,303	1.6%
Janus Money Market Fund
Allied Irish Banks
5.00125%, 8/18/08 (144A)	9/7/07	$9,973,630	$9,977,497	0.6%
ANZ National International London 5.12188%, 9/5/08 (144A)	9/14/07	5,000,236	5,000,204	0.3%
Ares VII CLO, Ltd., Class A-1A 5.40625%, 5/8/15 (144A)	4/23/03	15,996,000	15,996,000	0.9%
Royal Bank of Scotland 5.2375%, 12/21/07 (144A)	8/22/07	6,496,214	6,498,422	0.4%
Shiprock Finance SF-1, Series 2007-3A 4.8625%, 4/11/08 (144A)	3/14/07	12,000,000	12,000,000	0.7%
		$49,466,080	$49,472,123	2.9%

The Funds have registration rights for certain restricted securities held as of October 31, 2007. The issuer incurs all registration costs.

56 Janus Bond & Money Market Funds October 31, 2007

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, when-issued securities and/or securities with extended settlement dates as of October 31, 2007 are noted below.

Fund	Aggregate Value
Bond
Janus Flexible Bond Fund	$3,517,837

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2007.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Bond & Money Market Funds October 31, 2007 57

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the "Bond Funds") and Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively the "Money Market Funds") are series funds. The Bond Funds and the Money Market Funds (collectively the "Funds" and individually a "Fund") are part of Janus Investment Fund (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has thirty funds. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest in high-quality money market instruments. Each of the Bond Funds in this report is classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. The Institutional Shares and Service Shares of Janus Tax-Exempt Money Market Fund were liquidated from the Trust. Accordingly, Institutional Shares and Service Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund are no longer offered for sale.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Bond Fund and Money Market Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust.

58 Janus Bond & Money Market Funds October 31, 2007

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the Fund's lending agent for the period November 1, 2006 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the Funds.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2007, the following Funds had securities on loan valued as indicated:

Fund	Value at October 31, 2007
Bond
Janus Flexible Bond Fund	$172,885,918
Janus High-Yield Fund	40,989,267
Janus Short-Term Bond Fund	38,681,761

As of October 31, 2007, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2007
Bond
Janus Flexible Bond Fund	$176,453,145
Janus High-Yield Fund	41,951,910
Janus Short-Term Bond Fund	39,461,985

As of October 31, 2007, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the fiscal year ended October 31, 2007, there were no such securities lending arrangements for Janus Federal Tax-Exempt Fund or the Money Market Funds.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2007, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. As of October 31, 2007, the Funds were not engaged in short sales.

Forward Currency Transactions

The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S.

Janus Bond & Money Market Funds October 31, 2007 59

Notes to Financial Statements (continued)

dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. As of October 31, 2007, the Funds were not invested in forward foreign currency contracts.

Futures Contracts

The Bond Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian. As of October 31, 2007, the Bond Funds were not invested in futures contracts.

Mortgage Dollar Rolls

The Bond Funds may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding for Janus Flexible Bond Fund during the fiscal year ended October 31, 2007 was $757,331. Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond did not participate in mortgage dollar rolls during the fiscal year ended October 31, 2007. As of October 31, 2007, Janus Flexible Bond Fund had outstanding mortgage dollar rolls with a cost of $9,009,208.

Bank Loans

The Bond Funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Bond Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilizes an independent third party to value individual bank loans on a daily basis.

60 Janus Bond & Money Market Funds October 31, 2007

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended October 31, 2007 are noted in the table below.

Fund	Average Monthly Value	Rates
Bond
Janus Flexible Bond Fund	$25,061,708	2.10	%-9.00%
Janus High-Yield Fund	36,295,877	0.500	%-12.36%
Janus Short-Term Bond Fund	18,663,122	2.43	%-10.00%

Securities Traded on a To-Be-Announced Basis

The Bond Funds may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At October 31, 2007, the Bond Funds were not invested in TBA securities.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counter-parties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of October 31, 2007, the Funds were not invested in when-issued securities.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of October 31, 2007, the Funds were not invested in equity-linked structured notes.

Initial Public Offerings

The Bond Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk

Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2007, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Money Market Fund were invested in restricted securities.

Dividend Distributions

Dividends representing substantially all of the Money Market Funds' net investment income are declared daily and generally

Janus Bond & Money Market Funds October 31, 2007 61

Notes to Financial Statements (continued)

distributed monthly. Capital gains, if any, are declared and distributed in December. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the adoption of the Interpretation to the Funds and has determined there is no significant impact on the Funds' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Bond Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below.

Fund	Average Daily Net Assets of Fund	Management Fee %
Janus Federal Tax-Exempt Fund	First $300 Million Over $300 Million	0.50% 0.45%
Janus Flexible Bond Fund	First $300 Million Over $300 Million	0.58% 0.48%
Janus High-Yield Fund	First $300 Million Over $300 Million	0.65% 0.55%
Janus Short-Term Bond Fund	First $300 Million Over $300 Million	0.64% 0.54%

Until at least March 1, 2008, provided that Janus Capital remains investment adviser to the Bond Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit Fee %
Bond
Janus Federal Tax-Exempt Fund	0.55%
Janus Flexible Bond Fund	0.93%
Janus High-Yield Fund	0.90%
Janus Short-Term Bond Fund	0.64%

Each of the Money Market Funds pays Janus Capital 0.20% of its average daily net assets as an investment advisory fee. However, Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pays Janus Capital an administrative services fee. This fee is 0.50%, 0.15%, and 0.40% of average daily net assets. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

A 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for 90 days or less. This fee is paid to

62 Janus Bond & Money Market Funds October 31, 2007

the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus High-Yield Fund were $220,364 for the fiscal year ended October 31, 2007.

Each of the Bond Funds pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Bond Fund's total net assets sold directly and the proportion of each Bond Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account from each Bond Fund for transfer agent services.

During the fiscal year ended October 31, 2007, Janus Services reimbursed the following Fund as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Bond
Janus Flexible Bond Fund	$974

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Bond
Janus Flexible Bond Fund	$3,786
Janus High-Yield Fund	798
Janus Short-Term Bond Fund	727

During the fiscal year ended October 31, 2007, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Bond
Janus Flexible Bond Fund	$37,026
Janus High-Yield Fund	7,740
Janus Short-Term Bond Fund	5,553

During the fiscal year ended October 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund
Bond
Janus High-Yield Fund	$6

For the fiscal year ended October 31, 2007, Janus Capital assumed $8,609 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Funds or Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" for the Bond Funds and "Unrealized net appreciation/(depreciation) of investments and non-interested Trustees' deferred compensation" for the Money Funds on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No

Janus Bond & Money Market Funds October 31, 2007 63

Notes to Financial Statements (continued)

deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2007.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $84,721 was paid by the Trust during the fiscal year ended October 31, 2007. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Bond Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Other Funds managed by Janus Capital may invest in the Money Market Funds. During the fiscal year ended October 31, 2007, the following funds recorded distributions from affiliated investment companies as affiliated dividend income, and the had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/07
Janus Institutional Cash Management Fund - Institutional Shares
Janus Flexible Bond Fund	$80,155,027	$66,128,494	$155,314	$14,026,533
Janus High-Yield Fund	77,230,642	74,093,542	600,489	3,137,100
Janus Short-Term Bond Fund	21,889,325	8,390,473	127,754	13,498,852
	$179,274,994	$148,612,509	$883,557	$30,662,485
Janus Institutional Cash Reserves Fund
Janus Flexible Bond Fund	$42,368,031	$45,972,031	$75,949	$–
Janus High-Yield Fund	33,606,972	39,708,950	245,673	–
Janus Short-Term Bond Fund	19,347,163	21,293,163	27,366	–
	$95,322,166	$106,974,144	$348,988	$–
Janus Institutional Money Market Fund - Institutional Shares
Janus Flexible Bond Fund	$262,482,782	$258,142,232	$247,611	$4,340,550
Janus High-Yield Fund	256,084,197	254,663,297	543,358	1,420,900
Janus Short-Term Bond Fund	60,594,527	60,594,527	117,003	–
	$579,161,506	$573,400,056	$907,972	$5,761,450
Janus Money Market Fund - Institutional Shares
Janus Flexible Bond Fund	$87,051,625	$90,785,625	$99,565	$–
Janus High-Yield Fund	75,884,597	87,068,964	225,308	–
Janus Short-Term Bond Fund	26,968,577	31,052,475	38,653	–
	$189,904,799	$208,907,064	$363,526	$–

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Bond
Janus Federal Tax-Exempt Fund	$192,980,128	$214,888,614	$–	$–
Janus Flexible Bond Fund	283,086,923	250,190,000	742,353,046	779,632,815
Janus High-Yield Fund	702,149,964	615,800,107	3,537,519	3,527,829
Janus Short-Term Bond Fund	82,809,224	76,724,158	132,338,015	149,112,783

64 Janus Bond & Money Market Funds October 31, 2007

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of futures and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Bond
Janus Federal Tax-Exempt Fund	$8,829	$–	$(8,825,947)	$(738)	$(306,041)
Janus Flexible Bond Fund	1,084,943	–	(26,139,919)	80,233	5,452,703
Janus High-Yield Fund	312,178	–	(25,200,139)	(4,624)	(9,111,741)
Janus Short-Term Bond Fund	28,597	–	(3,095,355)	(1,365)	132,016
Money Market
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–
Janus Tax-Exempt Money Market Fund	–	–	(20,590)	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2007, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2007

Fund	October 31, 2008	October 31, 2010	October 31, 2013	October 31, 2014	October 31, 2015	Accumulated Capital Losses
Bond
Janus Federal Tax- Exempt Fund	$(2,127,380)	$–	$–	$(1,065,562)	$(5,633,005)	$(8,825,947)
Janus Flexible Bond Fund	–	(7,014,730)	–	(15,306,508)	(3,818,681)	(26,139,919)
Janus High-Yield Fund	–	(25,200,139)	–	–	–	(25,200,139)
Janus Short-Term Bond Fund	–	–	(681,569)	(1,853,016)	(560,770)	(3,095,355)
Money Market
Janus Money Market Fund	–	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–	–
Janus Tax-Exempt Money Market Fund	–	–	(12,220)	(8,370)	–	(20,590)

During the year ended October 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Janus High-Yield Fund	$950,009

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2007 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Janus Bond & Money Market Funds October 31, 2007 65

Notes to Financial Statements (continued)

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Bond
Janus Federal Tax-Exempt Fund	$83,483,031	$353,859	$(659,900)
Janus Flexible Bond Fund	921,494,829	10,153,331	(4,700,628)
Janus High-Yield Fund	624,173,379	5,613,584	(14,725,325)
Janus Short-Term Bond Fund	212,232,660	1,314,199	(1,182,183)
Money Market
Janus Money Market Fund	1,717,491,681	–	–
Janus Government Money Market Fund	192,264,462	–	–
Janus Tax-Exempt Money Market Fund	78,888,635	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2007	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Bond
Janus Federal Tax-Exempt Fund	$3,962,112	$–	$–	$–
Janus Flexible Bond Fund	36,463,174	–	–	–
Janus High-Yield Fund	43,658,790	–	–	–
Janus Short-Term Bond Fund	7,977,894	–	–	–
Money Market
Janus Money Market Fund	76,071,241	–	–	–
Janus Government Money Market Fund	8,324,074	–	–	–
Janus Tax-Exempt Money Market Fund	2,451,269	–	–	–
For the fiscal year ended October 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Bond
Janus Federal Tax-Exempt Fund	$4,063,079	$–	$–	$–
Janus Flexible Bond Fund	37,948,488	–	–	–
Janus High-Yield Fund	36,156,550	–	–	–
Janus Short-Term Bond Fund	6,648,977	–	–	–
Money Market
Janus Money Market Fund	289,288,117	–	–	–
Janus Government Money Market Fund	44,525,492	–	–	–
Janus Tax-Exempt Money Market Fund	2,307,718	–	–	–

5. CAPITAL SHARES TRANSACTIONS

For each fiscal year ended October 31 (all numbers in thousands)	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund		Janus High-Yield Fund		Janus Short-Term Bond Fund
Bond Funds	2007	2006	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares
Shares sold	1,799	1,741	15,192	10,779	24,599	12,957	15,797	12,298
Reinvested dividends and distributions	487	495	3,581	3,691	4,091	3,373	2,675	2,232
Shares repurchased	(3,203)	(4,467)	(19,788)	(32,466)	(19,336)	(18,750)	(19,464)	(23,906)
Net Increase/(Decrease) in Capital Share Transactions	(917)	(2,231)	(1,015)	(17,996)	9,354	(2,420)	(992)	(9,376)
Shares Outstanding, Beginning of Period	13,907	16,138	81,382	99,378	52,773	55,193	60,838	70,214
Shares Outstanding, End of Period	12,990	13,907	80,367	81,382	62,127	52,773	59,846	60,838

66 Janus Bond & Money Market Funds October 31, 2007

For each fiscal year ended October 31 (all numbers in thousands)	Janus Money Market Fund		Janus Government Money Market Fund		Janus Tax-Exempt Money Market Fund
Money Market Funds	2007	2006	2007	2006	2007	2006
Transactions in Fund Shares – Investor Shares
Shares sold	1,332,989	991,952	104,097	73,414	54,414	45,857
Reinvested dividends and distributions	69,259	57,566	8,141	7,318	2,394	2,120
Shares repurchased	(1,093,269)	(997,589)	(100,293)	(90,905)	(54,152)	(57,474)
Net Increase/(Decrease) in Capital Share Transactions	308,979	51,929	11,945	(10,173)	2,656	(9,497)
Shares Outstanding, Beginning of Period	1,412,925	1,360,996	176,188	186,361	76,311	85,808
Shares Outstanding, End of Period	1,721,904	1,412,925	188,133	176,188	78,967	76,311
Transactions in Fund Shares – Institutional Shares
Shares sold	22,247,144	38,462,494	1,611,594	6,103,342	124,711	76,977
Reinvested dividends and distributions	44,041	89,719	1,865	11,032	50	92
Shares repurchased	(28,608,178)	(35,873,238)	(2,149,521)	(6,095,962)	(132,699)	(71,135)
Net Increase/(Decrease) in Capital Share Transactions	(6,316,993)	2,678,975	(536,062)	18,412	(7,938)	5,934
Shares Outstanding, Beginning of Period	6,316,993	3,638,018	536,062	517,650	7,938	2,004
Shares Outstanding, End of Period	–	6,316,993	–	536,062	–	7,938
Transactions in Fund Shares – Service Shares
Shares sold	13,983	55,553	164,498	758,324	–	–
Reinvested dividends and distributions	169	424	739	2,391	–	–
Shares repurchased	(48,559)	(48,419)	(330,716)	(724,319)	(10)	–
Net Increase/(Decrease) in Capital Share Transactions	(34,407)	7,558	(165,479)	36,396	(10)	–
Shares Outstanding, Beginning of Period	34,407	26,849	165,479	129,083	10	10
Shares Outstanding, End of Period	–	34,407	–	165,479	–	10

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

Janus Bond & Money Market Funds October 31, 2007 67

Notes to Financial Statements (continued)

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter is scheduled to commence in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. In addition to a recently filed Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

68 Janus Bond & Money Market Funds October 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 14, 2007

Janus Bond & Money Market Funds October 31, 2007 69

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

70 Janus Bond & Money Market Funds October 31, 2007

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends and distributions then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services, LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2006. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.
The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities

Janus Bond & Money Market Funds October 31, 2007 71

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports, prospectuses and other expenses. Expense offsets and expense reimbursements (if any) are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. "Redemption Fees" refers to the fee paid to certain Funds for shares held for 90 days or less by a shareholder. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value ("NAV") for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offset (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

72 Janus Bond & Money Market Funds October 31, 2007

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Bond & Money Market Funds October 31, 2007 73

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2007:

Tax-Exempt Interest Distribution Percentage

Fund
Bond
Janus Federal Tax-Exempt Fund	100%
Money Market
Janus Tax-Exempt Money Market Fund	100%

74 Janus Bond & Money Market Funds October 31, 2007

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council	73		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

Janus Bond & Money Market Funds October 31, 2007 75

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address, and Age	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

76 Janus Bond & Money Market Funds October 31, 2007

Officers

Name, Address, and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jason Groom 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Short-Term Bond Fund	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2004) for ING Investments.

Craig Jacobson 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund and Janus Money Market Fund Executive Vice President and Portfolio Manager Janus Tax-Exempt Money Market Fund	4/07-Present 3/07-Present	Portfolio Manager for other Janus accounts and Research Analyst of Janus Capital.

Douglas E. Nelson 151 Detroit Street Denver, CO 80206 DOB: 1959	Executive Vice President and Portfolio Manager Janus Federal Tax-Exempt Fund	2/05-Present	Formerly, Vice President of Public Finance (2003-2005) for George K. Baum & Co., and Credit Analyst and Assistant Vice President (1996-2003) for Delaware Management.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund Executive Vice President and Portfolio Manager Janus High-Yield Fund	5/07-Present 7/03-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital; and Analyst (2001-2003) for Janus Capital Corporation.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund Executive Vice President and Co-Portfolio Manager Janus Money Market Fund	2/99-Present 2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund and Janus Short-Term Bond Fund	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Bond & Money Market Funds October 31, 2007 77

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Address, and Age	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

78 Janus Bond & Money Market Funds October 31, 2007

Notes

Janus Bond & Money Market Funds October 31, 2007 79

Notes

80 Janus Bond & Money Market Funds October 31, 2007

Notes

Janus Bond & Money Market Funds October 31, 2007 81

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/07)

C-1207-047  111-02-102 12-07

2007 Annual Report

Janus Smart Portfolios

Janus Smart Portfolio - Growth

Janus Smart Portfolio - Moderate

Janus Smart Portfolio - Conservative

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Smart Portfolios

Co-Chief Investment Officers' Letter to Shareholders	1

Useful Information About Your Portfolio Report	4

Management Commentaries and Schedules of Investments

Janus Smart Portfolio - Growth	5

Janus Smart Portfolio - Moderate	11

Janus Smart Portfolio - Conservative	17

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	26

Notes to Schedules of Investments	28

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	42

Additional Information	43

Explanations of Charts, Tables and Financial Statements	44

Designation Requirements	46

Trustees and Officers	47

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers' Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholders,

We would like to thank you for your investment in the Janus funds. Your support is what drives us in our quest to deliver strong, consistent fund performance.

Major Market Themes

Equity markets around the world performed strongly over the 12 months ended October 31, 2007, with many indices finishing close to record highs amid continued expansion in the global economy and investor optimism that monetary easing by the Federal Reserve (Fed) late in the period might help the U.S. economy avert a recession. While solid earnings growth and an active merger and acquisition (M&A) environment helped boost stocks for much of the period, weakness in the U.S. housing market in July and August spilled over into fixed income markets and began to rattle investors. Volatility rose as the subprime-related turmoil in the credit markets added to growing uncertainty surrounding U.S. economic growth and the outlook for corporate profits. Emerging equity markets were among the top performers during the period, while equities in developed countries struggled to keep pace. U.S. equity markets were led by large, growth-oriented companies, while small-cap value issues were among the laggards.

As October came to a close, the risks in the market were finely balanced with a more accommodative stance from the Fed, a healthy labor market and continued growth overseas providing support for equities while record-high energy prices, slowing U.S. earnings growth and mixed signals on the health of the U.S. consumer collectively weighed on sentiment. Continued weakness in the housing market also fueled uncertainty surrounding the U.S. economy during the time period. With stocks near record levels at the end of the period, investors appeared to believe that the U.S. economy would remain resilient in the face of these headwinds, and that the Fed would take appropriate steps to maintain stable economic growth with modest inflation.

Continued Strong Relative Performance

We are proud to report strong relative performance results for our investors. For the one-year period ended October 31, 2007, 89% of Janus' retail funds ranked within Lipper's top two quartiles based upon total returns. As well, our longer-term results delivered impressive relative returns with 77% of our retail funds achieving first- or second-quartile Lipper rankings for the three-year period and 76% ranking in Lipper's top two quartiles for the five-year period. (See complete rankings for the 1-, 5- and 10-year periods on page 3).

Investment Team Depth

This year Janus will say goodbye to several long-term portfolio managers (PMs) and when this occurs we look to our investment team's bench strength to ensure a smooth transition. We believe that since PM inception Lipper rankings are a testament to the strength and commitment of the investment team. With 89% of Janus' retail funds ranked within Lipper's top two quartiles since PM inception as of October 31, 2007, we are confident that we have the right leaders in place who will strive to deliver strong, consistent investment performance in the future. We are also hard at work to fortify the research team. This year we welcomed six additional equity research analysts bringing our total number to 37. The analyst team now collectively averages nearly nine years of investment experience. We've also developed a junior analyst program which will allow us to continue to grow and enhance our coverage of 1,300+ stocks. It's important to note that we will continue to focus on the same investment objectives and employ the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are Janus hallmarks.

Since our last letter to you, the following portfolio management changes will occur. Dan Riff and I, Jonathan Coleman, will assume management of the Janus Fund effective November 1, 2007. Brian Demain will be appointed from Assistant PM of Janus Enterprise Fund to sole PM. Effective November 7, 2007 Marc Pinto is PM of Janus Growth and Income Fund and the Research Team, led by Jim Goff will manage Janus Fundamental Equity Fund. Ron Sachs will succeed Scott Schoelzel as PM of Janus Twenty Fund upon his retirement at the end of this year. In conjunction with that change, John Eisinger will assume portfolio management responsibility for Janus Orion Fund. We believe that all of these individuals possess the skills and experience necessary to lead your Funds.

Janus Smart Portfolios October 31, 2007 1

Continued

Outlook

We are watching the outlook for the global economy very closely as we believe this holds the key to the pricing and valuation of risk assets. While trends suggest the world economy is becoming less dependent on the United States for growth, the health of the U.S. economy is still an important determinant. In light of the U.S. economy showing signs of resilience, the trade-weighted dollar index has declined more than 10% over the last 12 months. We believe the declines in the dollar may be foreshadowing slower relative growth in the U.S. and rising expectations of additional cuts in rates by the Fed. Thus the future path of corporate earnings demands considerable focus. The labor markets will also get increased attention going forward as any sign of a slowdown could weigh on consumer sentiment and thus consumption patterns.

In addition to labor markets, we are watching the credit markets with a close eye. Yield spreads between U.S. Treasuries and high-yield bonds have widened considerably from the historically tight levels reached in May of this year. Bond investors' appetite for below-investment grade securities and the subsequent widening of credit spreads was a clear signal of the risk aversion that existed in the markets. Away from the credit markets, dislocations in the mortgage and funding markets, preceded by the problems in the housing market, continued to garner attention. These dislocations have resulted in the Fed lowering the key Federal Funds target rate and the discount rate by 75 basis points this year through the end of the period. We view the lowering of rates and adding additional liquidity into the system as a signal that the Fed is paying close attention and will continue to add liquidity as necessary. We believe additional easings may be on the horizon. In addition, global central bankers' actions indicate to us that each bank should continue to provide liquidity when necessary, so that the financial markets around the globe continue to function, in hopes of allowing for continued economic growth.

While we are focused on numerous issues in the global economy today, we will continue to emphasize individual company fundamentals as our primary concern.

Thank you for entrusting your assets with us.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 Janus Smart Portfolios October 31, 2007

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 10/31/07
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION		PM SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	37	269 / 732	29	178 / 621	32	167 / 525	38	85 / 224	10	2 / 20	17	112 / 698
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	30	176 / 604	18	85 / 484	10	38 / 397	41	67 / 164	30	14 / 46	12	40 / 358
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	3	11 / 516	1	1 / 411	2	5 / 345	N/A	N/A	19	42 / 225	19	42 / 225
Janus Research Fund(1)(2) (5/93)	Large-Cap Growth Funds	5	31 / 732	5	25 / 621	2	9 / 525	3	6 / 224	3	2 / 82	3	16 / 698
Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	7	41 / 586	N/A	N/A	N/A	N/A	N/A	N/A	2	8 / 488	3	12 / 566
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	6 / 732	1	5 / 621	1	2 / 525	2	4 / 224	3	1 / 40	2	3 / 216
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	4	23 / 586	6	28 / 469	2	4 / 393	16	27 / 171	9	1 / 11	14	41 / 314
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	14	24 / 178	21	32 / 154	31	43 / 138	N/A	N/A	30	14 / 47	13	25 / 202
Janus Global Technology Fund (12/98)	Science & Technology Funds	24	64 / 274	18	44 / 248	56	127 / 226	N/A	N/A	22	16 / 74	39	103 / 269
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	11	46 / 456	11	35 / 347	43	100 / 235	4	5 / 129	4	1 / 30	5	18 / 376
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	2	10 / 865	1	1 / 667	1	2 / 492	N/A	N/A	7	20 / 311	7	20 / 311
Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	15	116 / 826	3	19 / 685	7	36 / 575	1	2 / 278	1	1 / 213	5	33 / 729
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	12	91 / 826	8	53 / 685	19	108 / 575	4	11 / 278	6	4 / 77	8	46 / 643
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	79	682 / 865	51	339 / 667	N/A	N/A	N/A	N/A	42	215 / 522	42	215 / 522
Janus Mid Cap Value Fund - Inv(1)(3) (8/98)	Mid-Cap Value Funds	32	97 / 307	39	92 / 239	38	70 / 188	N/A	N/A	3	2 / 68	3	2 / 68
Janus Small Cap Value Fund - Inv*(3) (10/87)	Small-Cap Core Funds	42	308 / 747	71	403 / 574	73	331 / 454	12	19 / 159	15	18 / 127	15	18 / 127
Janus Federal Tax-Exempt Fund(1) (5/93)	General Municipal Debt Funds	99	234 / 237	100	221 / 221	98	208 / 212	91	128 / 141	93	60 / 64	100	221 / 221
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	17	87 / 525	36	163 / 457	31	122 / 393	41	73 / 180	22	5 / 22	28	157 / 572
Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	66	296 / 450	50	186 / 378	88	280 / 320	20	29 / 148	8	7 / 97	47	167 / 362
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	37	87 / 236	48	94 / 196	24	35 / 148	37	30 / 81	36	9 / 24	52	138 / 266
Janus Global Opportunities Fund(1) (6/01)	Global Funds	16	64 / 408	82	255 / 311	46	121 / 263	N/A	N/A	19	39 / 211	19	39 / 211
Janus Global Research Fund(1)(4) (2/05)	Multi-Cap Growth Funds	4	15 / 408	N/A	N/A	N/A	N/A	N/A	N/A	4	12 / 329	4	12 / 329
Janus Overseas Fund(1) (5/94)	International Funds	1	2 / 1049	1	1 / 814	1	3 / 678	3	9 / 303	1	1 / 113	1	1 / 720
Janus Worldwide Fund(1) (5/91)	Global Funds	34	137 / 408	66	204 / 311	93	244 / 263	74	85 / 115	32	5 / 15	69	209 / 304
Janus Smart Portfolio - Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	3	13 / 631	N/A	N/A	N/A	N/A	N/A	N/A	2	9 / 588	2	9 / 588
Janus Smart Portfolio - Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	2	7 / 456	N/A	N/A	N/A	N/A	N/A	N/A	2	5 / 411	2	5 / 411
Janus Smart Portfolio - Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	1	2 / 398	N/A	N/A	N/A	N/A	N/A	N/A	2	5 / 344	2	5 / 344

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Mercury Fund.

(3)Rating is for the Investor Share class only; other classes may have different performance characteristics.

(4)Formerly named Janus Research Fund.

*Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Smart Portfolios October 31, 2007 3

Useful Information About Your Portfolio Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Portfolios' manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolios' manager in the Management Commentaries are just that: opinions. They are a reflection of his best judgment at the time this report was compiled, which was October 31, 2007. As the investing environment changes, so could the managers' opinions. These views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding each Portfolio's Expense Example, which appears in each Portfolio's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, such as underlying funds' redemption fees, where applicable, (and any related exchange fees); and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from May 1, 2007 to October 31, 2007.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Portfolio's total operating expenses, excluding any expenses of an underlying fund, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2008. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolios' prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds' redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 Janus Smart Portfolios October 31, 2007

Janus Smart Portfolio – Growth (unaudited)

Ticker: JSPGX

Portfolio Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital with approximately 80% allocated to stocks and 20% to bonds and money markets.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Growth gained 24.81% for the fiscal-year ended October 31, 2007. This compares to a return of 14.56% for the S&P 500® Index, the Portfolio's primary benchmark, for the same period. While it's important to view the Portfolio's results in this context, we view performance relative to its secondary benchmark, the Growth Allocation Index, as another important indication of how the Portfolio is performing. While the S&P 500® Index is comprised entirely of stocks, the Growth Allocation Index includes both stocks and bonds in roughly the same proportions as the Portfolio. Using that benchmark as a basis for comparison, we consider fiscal 2007 a successful year: the Portfolio outperformed the Growth Allocation Index's 17.89% return by a wide margin.

Market Review

Markets provided a healthy tailwind for the Portfolio this fiscal year as many of the market segments in which we were invested finished the period with double-digit gains. Perhaps most notable was the performance of international and emerging markets stocks, which benefited from the rapid economic development in countries like China, India and Brazil. Closer to home, U.S. stocks performed well as robust economic growth supported a favorable environment for equities throughout much of the year. By summertime, however, worries related to a developing crisis in the housing market and a surge in oil prices had called the durability of the current economic expansion into question. Investors seemed willing to see through these fears and many markets proceeded to resume their rise, but in a much more tentative fashion.

Meanwhile, the big story on the fixed-income side of the ledger was this summer's near-collapse of the subprime mortgage market. While the Federal Reserve (Fed) reacted by pumping liquidity into the banking system and cutting short-term interest rates, the surge in market volatility was accompanied by a sudden re-rating of virtually all forms of credit risk. For bond investors, the net result of these two competing trends was a tug-of-war between the positive influence of Fed-sponsored rate cuts and the negative influence of tightening credit spreads, resulting in a mediocre finish for bond markets in general.

Investment Process

There were no substantial changes to the Portfolio's strategy during the period. Janus Smart Portfolio – Growth is structured as a "fund of funds" portfolio that seeks to provide investors with broad, diversified exposure to various types of investments with an emphasis on controlling risk. The Portfolio is also designed to blend the two core competencies that Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. We believe that combining these two very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of possible Janus/INTECH mutual funds that we believe best represent the full opportunity set available to today's investor. Then, acting in conjunction with an outside consultant, we establish an ideal "model" portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Growth. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will likely change from time to time.

Portfolio Review

One of the primary objectives of the Janus Smart Portfolios is to provide investors with exposure to a wide range of markets and a diverse set of asset classes. It is therefore comforting when our performance reflects trends that are also evident in the broader market. Such was the case this year as our exposure to international markets, gained via investments in Janus Overseas Fund and Janus Adviser International Equity Fund, contributed substantially to Portfolio performance.

These two funds worked as excellent complements to one another, with Janus Overseas Fund participating fully in the ongoing emerging market rally while Janus Adviser

Janus Smart Portfolios October 31, 2007 5

Janus Smart Portfolio – Growth (unaudited)

International Equity Fund – a recent addition to the Portfolio that is co-managed by Laurent Saltiel and Julian Pick – benefited from strength in more traditional segments of the international market. The complementary nature of these two investment styles was one of the chief reasons we added an allocation to Janus Adviser International Equity Fund earlier this year. Two other key performers were Janus Twenty Fund and Janus Orion Fund. Each Fund gained more than 40% during fiscal 2007.

Although virtually all holdings in the Portfolio finished the year higher, our fixed-income holdings were relative laggards. A renewed focus on credit risk – particularly in the wake of the crisis in the mortgage and asset-backed securities markets – pressured bond markets virtually across the board. Higher-yielding bonds, which typically carry greater exposure to credit risk than lower-yielding ones, naturally faced some of the strongest headwinds. As a result, our investment in Janus High-Yield Fund was able to manage only moderate gains. Janus Flexible Bond Fund, which represents the primary source of our exposure to fixed-income markets, suffered a similar fate by finishing the period with a return slightly above 5%.

All three bond funds in the Portfolio performed up to our expectations during the year. Moreover, a sizable exposure to the fixed-income markets remains crucial to our asset allocation strategy. For that reason, we expect few, if any, changes on that side of the Portfolio.

Investment Strategy and Outlook

Without question, the investment outlook is less certain than it was this time last year. However, one of the potential advantages of broad and disciplined asset class diversification like that which we try to provide in the Janus Smart Portfolios is a reduced risk of over-dependence on any one segment of the market. We are hopeful that this strategy will serve investors well in the coming months.

Meanwhile, we continue to monitor market conditions as well as the performance and composition of the underlying funds in which we invest. We are also watching closely to ensure that pending management changes progress smoothly in several of the funds that the Portfolio held as of October 31, 2007. In May, Janus Co-Chief Investment Officer Gibson Smith and bond market veteran Darrell Watters took over management of Janus Flexible Bond Fund, the primary source of fixed-income exposure for Janus Smart Portfolio – Growth. In addition, shortly after the close of the fiscal year, Janus announced that 13-year Janus veteran Marc Pinto would be taking over management of Janus Growth and Income Fund. Finally, at the beginning of 2008, analyst John Eisinger will replace Janus Orion Fund's current manager, Ron Sachs, who is leaving Janus Orion Fund to take over Janus Twenty Fund.

These changes have done nothing to erode our confidence in any of the funds in which we invest. As of October 31, 2007, performance of Janus Flexible Bond Fund under Gibson and Darrell's watch had met or even exceeded our expectations in what had been a volatile market for bonds. Turning next to Janus Growth and Income Fund, in addition to Marc Pinto's current role as Co-Portfolio Manager of Janus Balanced Fund and Janus' institutional growth strategies, he served as Assistant Portfolio Manager of Janus Growth and Income Fund between 1995 and 1997 – experience that should serve him well as he re-assumes a leadership role for Janus Growth and Income Fund. Marc is a classic growth investor who has compiled a track record spanning multiple areas of the investment business, and we are confident in his ability to maintain continuity.

We are equally comfortable with John Eisinger's transition to Portfolio Manager of Janus Orion Fund. As a longtime analyst and outstanding contributor to the Janus research effort, John is well-known to us. Although he will likely bring his own unique perspective to Janus Orion Fund, there are clear similarities between his investment style and that of outgoing Portfolio Manager Ron Sachs. For that reason, we expect John to build on the track record established under Ron's watch.

For his part, Ron will bring to Janus Twenty Fund a wealth of experience gained during his tenure as both an analyst and a Portfolio Manager at Janus. It is also reassuring to us that throughout his career at Janus, Ron has worked closely with outgoing Janus Twenty Fund manager Scott Schoelzel – a fact that gives us even greater confidence that the management transition will occur as seamlessly as possible.

In closing, thank you for your investment in Janus Smart Portfolio – Growth.

6 Janus Smart Portfolios October 31, 2007

(unaudited)

Janus Smart Portfolio – Growth (% of Net Assets)

Janus Flexible Bond Fund	16.1%
Janus Overseas Fund	15.3%
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	13.6%
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	12.7%
Janus Adviser International Equity Fund - Class I Shares	9.3%
Janus Twenty Fund	8.9%
Janus Research Fund(1)	8.1%
Janus Growth and Income Fund	7.8%
Janus Orion Fund	5.5%
Janus High-Yield Fund	2.7%

(1) Formerly named Janus Mercury Fund.

Janus Smart Portfolio – Growth At a Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2007

Janus Smart Portfolios October 31, 2007 7

Janus Smart Portfolio – Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007					Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Smart Portfolio - Growth	24.81%		20.84%		1.14%	1.00%
S&P 500® Index	14.56%		14.58%
Growth Allocation Index	17.89%		16.55%
Lipper Quartile	1	st	1	st
Lipper Ranking - based on total return for Mixed-Asset Target Allocation Growth Funds	13/631		9/588

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. For a period of three years subsequent to the Portfolios' commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio's expense ratio, including recovered expenses, falls below the respective expense limit. The expense waiver is detailed in the Statement of Additional Information. Total returns shown include fee waivers and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce transfer agent expenses.

An underlying fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 30, 2005

8 Janus Smart Portfolios October 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,125.00	$1.34
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28

*Expenses are equal to the annualized expense ratio of 0.25% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Smart Portfolios October 31, 2007 9

Janus Smart Portfolio – Growth

Schedule of Investments

As of October 31, 2007

Shares		Value
Mutual Funds(1) - 100.0%
Equity Funds - 81.1%
1,504,847	Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	$24,047,451
1,800,514	Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	22,326,379
1,230,713	Janus Adviser International Equity Fund - Class I Shares*	16,343,871
310,870	Janus Growth and Income Fund	13,743,541
714,002	Janus Orion Fund	9,689,006
428,770	Janus Overseas Fund	27,021,087
445,059	Janus Research Fund	14,281,958
210,629	Janus Twenty Fund	15,734,014
		143,187,307
Fixed-Income Funds - 18.9%
3,012,692	Janus Flexible Bond Fund	28,469,937
508,024	Janus High-Yield Fund	4,841,468
		33,311,405
Total Investments (total cost $151,052,844) – 100.0%		176,498,712
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(37,998)
Net Assets – 100%		$176,460,714

(1) The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.
10 Janus Smart Portfolios October 31, 2007

Janus Smart Portfolio – Moderate (unaudited)

Ticker: JSPMX

Portfolio Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital and income with approximately 60% allocated to stocks and 40% to bonds and money markets.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Moderate gained 19.16% for the fiscal-year ended October 31, 2007. This compares to a return of 14.56% for the S&P 500® Index, the Portfolio's primary benchmark, for the same period. While it's important to view the Portfolio's results in this context, we view performance relative to its secondary benchmark, the Moderate Allocation Index, as another important indication of how the Portfolio is performing. While the S&P 500® Index is comprised entirely of stocks, the Moderate Allocation Index includes both stocks and bonds in roughly the same proportions as the Portfolio. Using that benchmark as a basis for comparison, we consider fiscal 2007 a successful year: the Portfolio comfortably outperformed the Moderate Allocation Index's 13.84% return.

Market Review

Markets provided a healthy tailwind for the Portfolio this fiscal year as many of the market segments in which we were invested finished the period with double-digit gains. Perhaps most notable was the performance of international and emerging markets stocks, which benefited from the rapid economic development in countries like China, India and Brazil. Closer to home, U.S. stocks performed well as robust economic growth supported a favorable environment for equities throughout much of the year. By summertime, however, worries related to a developing crisis in the housing market and a surge in oil prices had called the durability of the current economic expansion into question. Investors seemed willing to see through these fears and many markets proceeded to resume their rise, but in a much more tentative fashion.

Meanwhile, the big story on the fixed-income side of the ledger was this summer's near-collapse of the subprime mortgage market. While the Federal Reserve (Fed) reacted by pumping liquidity into the banking system and cutting short-term interest rates, the surge in market volatility was accompanied by a sudden re-rating of virtually all forms of credit risk. For bond investors, the net result of these two competing trends was a tug-of-war between the positive influence of Fed-sponsored rate cuts and the negative influence of tightening credit spreads, resulting in a mediocre finish for bond markets in general.

Investment Process

There were no substantial changes to the Portfolio's strategy during the period. Janus Smart Portfolio – Moderate is structured as a "fund of funds" portfolio that seeks to provide investors with broad, diversified exposure to various types of investments with an emphasis on controlling risk. The Portfolio is also designed to blend the two core competencies that Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. We believe that combining these two very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of possible Janus/INTECH mutual funds that we believe best represent the full opportunity set available to today's investor. Then, acting in conjunction with an outside consultant, we establish an ideal "model" portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Moderate. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will likely change from time to time.

Portfolio Review

One of the primary objectives of the Janus Smart Portfolios is to provide investors with exposure to a wide range of markets and a diverse set of asset classes. It is therefore comforting when our performance reflects trends that are also evident in the broader market. Such was the case this year as our exposure to international markets, gained via investments in Janus Overseas Fund and Janus Adviser International Equity Fund, contributed substantially to Portfolio performance.

Janus Smart Portfolios October 31, 2007 11

Janus Smart Portfolio – Moderate (unaudited)

These two funds worked as excellent complements to one another, with Janus Overseas Fund participating fully in the ongoing emerging market rally while Janus Adviser International Equity Fund – a recent addition to the Portfolio that is co-managed by Laurent Saltiel and Julian Pick – benefited from strength in more traditional segments of the international market. The complementary nature of these two investment styles was one of the chief reasons we added an allocation to Janus Adviser International Equity Fund earlier this year.

Two other key performers were Janus Twenty Fund and Janus Orion Fund, smaller holdings that nonetheless contributed to performance in a big way. While neither fund represented more than 5% of total assets, each gained more than 40% during fiscal 2007.

Although virtually all holdings in the Portfolio finished the year higher, our fixed-income holdings were relative laggards. A renewed focus on credit risk – particularly in the wake of the crisis in the mortgage and asset-backed securities markets – pressured bond markets virtually across the board. Higher-yielding bonds, which typically carry greater exposure to credit risk than lower-yielding ones, naturally faced some of the strongest headwinds. As a result, our investment in Janus High-Yield Fund was able to manage only moderate gains. Janus Flexible Bond Fund, the largest holding in the Portfolio and the primary source of our exposure to fixed-income markets, suffered a similar fate by finishing the period with a return slightly above 5%.

All three bond funds in the Portfolio performed up to our expectations during the year. Moreover, a sizable exposure to the fixed-income markets remains crucial to our asset allocation strategy. For that reason, we expect few, if any, changes on that side of the Portfolio.

Investment Strategy and Outlook

Without question, the investment outlook is less certain than it was this time last year. However, one of the potential advantages of broad and disciplined asset class diversification like that which we try to provide in the Janus Smart Portfolios is a reduced risk of over-dependence on any one segment of the market. We are hopeful that this strategy will serve investors well in the coming months.

Meanwhile, we continue to monitor market conditions as well as the performance and composition of the underlying funds in which we invest. We are also watching closely to ensure that pending management changes progress smoothly in several of the funds that the Portfolio held as of October 31, 2007. In May, Janus Co-Chief Investment Officer Gibson Smith and bond market veteran Darrell Watters took over management of Janus Flexible Bond Fund, the primary source of fixed-income exposure for Janus Smart Portfolio – Moderate. That same transition saw Darrell and fellow fixed-income analyst Jason Groom assume management of Janus Short-Term Bond Fund, another holding within the Portfolio. In addition, shortly after the close of the fiscal year, Janus announced that 13-year Janus veteran Marc Pinto would be taking over management of Janus Growth and Income Fund. Finally, at the beginning of 2008, analyst John Eisinger will replace Janus Orion Fund's current manager, Ron Sachs, who is leaving Janus Orion Fund to take over Janus Twenty Fund.

These changes have done nothing to erode our confidence in any of the funds in which we invest. As of October 31, 2007, performance of Janus Flexible Bond Fund under Gibson and Darrell's watch had met or even exceeded our expectations in what had been a volatile market for bonds. Turning next to Janus Growth and Income Fund, in addition to Marc Pinto's current role as Co-Portfolio Manager of Janus Balanced Fund and Janus' institutional growth strategies, he served as Assistant Portfolio Manager of Janus Growth and Income Fund between 1995 and 1997 – experience that should serve him well as he re-assumes a leadership role for Janus Growth and Income Fund. Marc is a classic growth investor who has compiled a track record spanning multiple areas of the investment business, and we are confident in his ability to maintain continuity.

We are equally comfortable with John Eisinger's transition to Portfolio Manager of Janus Orion Fund. As a longtime analyst and outstanding contributor to the Janus research effort, John is well-known to us. Although he will likely bring his own unique perspective to Janus Orion Fund, we believe there are clear similarities between his investment style and that of outgoing Portfolio Manager Ron Sachs. For that reason, we expect John to build on the track record established under Ron's watch.

For his part, Ron will bring to Janus Twenty Fund a wealth of experience gained during his tenure as both an analyst and a Portfolio Manager at Janus. It is also reassuring to us that throughout his career at Janus, Ron has worked closely with outgoing Janus Twenty Fund manager Scott Schoelzel – a fact that gives us even greater confidence that the management transition will occur as seamlessly as possible.

In closing, thank you for your investment in Janus Smart Portfolio – Moderate.

12 Janus Smart Portfolios October 31, 2007

(unaudited)

Janus Smart Portfolio – Moderate (% of Net Assets)

Janus Flexible Bond Fund	31.9%
Janus Overseas Fund	12.2%
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	10.9%
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	9.2%
Janus Adviser International Equity Fund - Class I Shares	6.3%
Janus Growth and Income Fund	8.9%
Janus Research Fund(1)	6.2%
Janus Twenty Fund	4.5%
Janus Short-Term Bond Fund	3.8%
Janus Orion Fund	3.3%
Janus High-Yield Fund	2.8%

(1) Formerly named Janus Mercury Fund.

Janus Smart Portfolio – Moderate At a Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2007

Janus Smart Portfolios October 31, 2007 13

Janus Smart Portfolio – Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2007					Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Smart Portfolio - Moderate	19.16%		16.11%		1.16%	0.95%
S&P 500® Index	14.56%		14.58%
Moderate Allocation Index	13.84%		13.05%
Lipper Quartile	1	st	1	st
Lipper Ranking - based on total return for Mixed-Asset Target Allocation Moderate Funds	7/456		5/411

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. For a period of three years subsequent to the Portfolios' commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio's expense ratio, including recovered expenses, falls below the respective expense limit. The expense waiver is detailed in the Statement of Additional Information. Total returns shown include fee waivers and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce transfer agent expenses.

An underlying fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 30, 2005

14 Janus Smart Portfolios October 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,096.50	$1.37
Hypothetical (5% return before expenses)	$1,000.00	$1,023.89	$1.33

*Expenses are equal to the annualized expense ratio of 0.26% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Smart Portfolios October 31, 2007 15

Janus Smart Portfolio – Moderate

Schedule of Investments

As of October 31, 2007

Shares		Value
Mutual Funds(1) - 100.0%
Equity Funds - 61.5%
838,557	Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	$13,400,140
912,943	Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	11,320,495
581,655	Janus Adviser International Equity Fund - Class I Shares*	7,724,375
247,850	Janus Growth and Income Fund	10,957,456
303,197	Janus Orion Fund	4,114,380
238,481	Janus Overseas Fund	15,029,089
236,530	Janus Research Fund	7,590,236
74,544	Janus Twenty Fund	5,568,412
		75,704,583
Fixed-Income Funds - 38.5%
4,147,480	Janus Flexible Bond Fund	39,193,685
360,551	Janus High-Yield Fund	3,436,050
1,634,461	Janus Short-Term Bond Fund	4,707,247
		47,336,982
Total Investments (total cost $109,785,454) – 100.0%		123,041,565
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(34,827)
Net Assets – 100%		$123,006,738

(1) The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.
16 Janus Smart Portfolios October 31, 2007

Janus Smart Portfolio – Conservative (unaudited)

Ticker: JSPCX

Portfolio Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks income and a secondary emphasis of growth of capital with approximately 60% allocated to bonds and money markets and 40% to stocks.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Conservative gained 13.98% for the fiscal-year ended October 31, 2007. This compares to a return of 14.56% for the S&P 500® Index, the Portfolio's primary benchmark, for the same period. While it's important to view the Portfolio's results in this context, we view performance relative to its secondary benchmark, the Conservative Allocation Index, as another important indication of how the Portfolio is performing. While the S&P 500® Index is comprised entirely of stocks, the Conservative Allocation Index includes both stocks and bonds in roughly the same proportions as the Portfolio. Using that benchmark as a basis for comparison, we consider fiscal 2007 a successful year: the Portfolio comfortably outperformed the Conservative Allocation Index's 10.41% return.

Market Review

Markets provided a healthy tailwind for the Portfolio this fiscal year as many of the market segments in which we were invested finished the period with double-digit gains. Perhaps most notable was the performance of international and emerging markets stocks, which benefited from the rapid economic development in countries like China, India and Brazil. Closer to home, U.S. stocks performed well as robust economic growth supported a favorable environment for equities throughout much of the year. By summertime, however, worries related to a developing crisis in the housing market and a surge in oil prices had called the durability of the current economic expansion into question. Investors seemed willing to see through these fears and many markets proceeded to resume their rise, but in a much more tentative fashion.

Meanwhile, the big story on the fixed-income side of the ledger was this summer's near-collapse of the subprime mortgage market. While the Federal Reserve (Fed) reacted by pumping liquidity into the banking system and cutting short-term interest rates, the surge in market volatility was accompanied by a sudden re-rating of virtually all forms of credit risk. For bond investors, the net result of these two competing trends was a tug-of-war between the positive influence of Fed-sponsored rate cuts and the negative influence of tightening credit spreads, resulting in a mediocre finish for bond markets in general.

Investment Process

There were no substantial changes to the Portfolio's strategy during the period. Janus Smart Portfolio – Conservative is structured as a "fund of funds" portfolio that seeks to provide investors with broad, diversified exposure to various types of investments with an emphasis on controlling risk. The Portfolio is also designed to blend the two core competencies that Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. We believe that combining these two very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of possible Janus/INTECH mutual funds that we believe best represent the full opportunity set available to today's investor. Then, acting in conjunction with an outside consultant, we establish an ideal "model" portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Conservative. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will likely change from time to time.

Portfolio Review

Although virtually all holdings in the Portfolio finished the year higher, our fixed-income holdings were relative laggards. A renewed focus on credit risk – particularly in the wake of the crisis in the mortgage and asset-backed securities markets – pressured bond markets virtually across the board. Higher-yielding bonds, which typically carry greater exposure to credit risk than lower-yielding ones, naturally faced some of

Janus Smart Portfolios October 31, 2007 17

Janus Smart Portfolio – Conservative (unaudited)

the strongest headwinds. As a result, our investment in Janus High-Yield Fund was able to manage only moderate gains. Janus Flexible Bond Fund, the largest holding in the Portfolio and the primary source of our exposure to fixed-income markets, suffered a similar fate by finishing the period with a return slightly above 5%.

All three bond funds in the Portfolio performed up to our expectations during the year. Moreover, a sizable exposure to the fixed-income markets remains crucial to our asset allocation strategy. For that reason, we expect few, if any, changes on that side of the Portfolio.

One of the primary objectives of the Janus Smart Portfolios is to provide investors with exposure to a wide range of markets and a diverse set of asset classes. It is therefore comforting when our performance reflects trends that are also evident in the broader market. Such was the case this year as our exposure to international markets, gained via investments in Janus Overseas Fund and Janus Adviser International Equity Fund, contributed substantially to Portfolio performance.

These two funds worked as excellent complements to one another, with Janus Overseas Fund participating fully in the ongoing emerging market rally while Janus Adviser International Equity Fund – a recent addition to the Portfolio that is co-managed by Laurent Saltiel and Julian Pick – benefited from strength in more traditional segments of the international market. The complementary nature of these two investment styles was one of the chief reasons we added a modest allocation to Janus Adviser International Equity Fund earlier this year.

Two other notable performers were Janus Contrarian Fund and Janus Orion Fund, smaller holdings that nonetheless contributed to performance in a big way. Our position in Janus Contrarian Fund finished the period with a gain of more than 35%, while Janus Orion Fund added more than 40% during fiscal 2007.

Investment Strategy and Outlook

Without question, the investment outlook is less certain than it was this time last year. However, one of the potential advantages of broad and disciplined asset class diversification like that which we try to provide in the Janus Smart Portfolios is a reduced risk of over-dependence on any one segment of the market. We are hopeful that this strategy will serve investors well in the coming months.

Meanwhile, we continue to monitor market conditions as well as the performance and composition of the underlying funds in which we invest. We are also watching closely to ensure that pending management changes progress smoothly in several of the funds that the Portfolio held as of October 31, 2007. In May, Janus Co-Chief Investment Officer Gibson Smith and bond market veteran Darrell Watters took over management of Janus Flexible Bond Fund, the primary source of fixed-income exposure for Janus Smart Portfolio – Conservative. That same transition saw Darrell and fellow fixed-income analyst Jason Groom assume management of Janus Short-Term Bond Fund, another holding within the Portfolio. In addition, shortly after the close of the fiscal year, Janus announced that 13-year Janus veteran Marc Pinto would be taking over management of Janus Growth and Income Fund. Finally, at the beginning of 2008, analyst John Eisinger will replace Janus Orion Fund's current manager, Ron Sachs, who is leaving Janus Orion Fund to take over Janus Twenty Fund.

These changes have done nothing to erode our confidence in any of the funds in which we invest. As of October 31, 2007, the performance of both Janus Flexible Bond Fund and Janus Short-Term Bond Fund had met or exceeded our expectations in what had been a volatile market for bonds. Turning next to Janus Growth and Income Fund, in addition to Marc Pinto's current role as Co-Portfolio Manager of Janus Balanced Fund and Janus' institutional growth strategies, he served as Assistant Portfolio Manager of Janus Growth and Income Fund between 1995 and 1997 – experience that should serve him well as he re-assumes a leadership role for Janus Growth and Income Fund. Marc is a classic growth investor who has compiled a track record spanning multiple areas of the investment business, and we are confident in his ability to maintain continuity.

We are equally comfortable with John Eisinger's transition to Portfolio Manager of Janus Orion Fund. As a longtime analyst and outstanding contributor to the Janus research effort, John is well-known to us. Although he will likely bring his own unique perspective to Janus Orion Fund, there are clear similarities between his investment style and that of outgoing Portfolio Manager Ron Sachs. For that reason, we expect John to build on the track record established under Ron's watch.

In closing, thank you for your investment in Janus Smart Portfolio – Conservative

18 Janus Smart Portfolios October 31, 2007

(unaudited)

Janus Smart Portfolio – Conservative (% of Net Assets)

Janus Flexible Bond Fund	50.1%
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	8.1%
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	7.5%
Janus Overseas Fund	6.8%
Janus Short-Term Bond Fund	5.9%
Janus Growth and Income Fund	5.0%
Janus Contrarian Fund	4.0%
Janus Orion Fund	3.4%
Janus Adviser International Equity Fund - Class I Shares	3.2%
Janus Research Fund(1)	3.1%
Janus High-Yield Fund	2.9%

(1) Formerly named Janus Mercury Fund.

Janus Smart Portfolio – Conservative At a Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2007

Janus Smart Portfolios October 31, 2007 19

Janus Smart Portfolio – Conservative (unaudited)

Performance

Average Annual Total Return – for the period ended October 31, 2007					Expense Ratios – for the fiscal year ended October 31, 2006
	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Smart Portfolio - Conservative	13.98%		12.10%		1.42%	0.91%
S&P 500® Index	14.56%		14.58%
Conservative Allocation Index	10.41%		9.96%
Lipper Quartile	1	st	1	st
Lipper Ranking - based on total return for Mixed-Asset Target Allocation Conservative Funds	2/398		5/344

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. For a period of three years subsequent to the Portfolios' commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio's expense ratio, including recovered expenses, falls below the respective expense limit. The expense waiver is detailed in the Statement of Additional Information. Total returns shown include fee waivers and without such waivers total returns would have been lower.

The Portfolio's expense ratios were determined based on average net assets as of the fiscal year ended October 31, 2006. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce transfer agent expenses.

An underlying fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanations of Charts, Tables and Financial Statements."

*The Fund's inception date – December 30, 2005

20 Janus Smart Portfolios October 31, 2007

(unaudited)

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

Expense Example	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07-10/31/07)*
Actual	$1,000.00	$1,064.30	$0.94
Hypothetical (5% return before expenses)	$1,000.00	$1,024.30	$0.92

*Expenses are equal to the annualized expense ratio of 0.18% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Smart Portfolios October 31, 2007 21

Janus Smart Portfolio – Conservative

Schedule of Investments

As of October 31, 2007

Shares		Value
Mutual Funds(1) - 100.0%
Equity Funds - 41.2%
347,732	Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	$5,556,757
418,004	Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	5,183,254
165,545	Janus Adviser International Equity Fund - Class I Shares*	2,198,430
131,526	Janus Contrarian Fund	2,785,720
78,404	Janus Growth and Income Fund	3,466,251
171,262	Janus Orion Fund	2,324,013
73,662	Janus Overseas Fund	4,642,197
67,182	Janus Research Fund	2,155,846
		28,312,468
Fixed-Income Funds - 58.8%
3,644,435	Janus Flexible Bond Fund	34,439,903
205,914	Janus High-Yield Fund	1,962,365
1,395,713	Janus Short-Term Bond Fund	4,019,654
		40,421,922
Total Investments (total cost $64,487,150) – 100.0%		68,734,390
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(30,314)
Net Assets – 100%		$68,704,076

(1) The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.
22 Janus Smart Portfolios October 31, 2007

Statements of Assets and Liabilities

As of October 31, 2007 (all numbers in thousands except net asset value per share)	Janus Smart Portfolio - Growth	Janus Smart Portfolio - Moderate	Janus Smart Portfolio - Conservative
Assets:
Investments at cost	$151,053	$109,785	$64,487
Investments at value	$176,499	$123,042	$68,734
Fund shares sold	545	217	102
Non-interested Trustees' deferred compensation	3	2	1
Due from adviser	–	6	7
Other assets	142	193	159
Total Assets	177,189	123,460	69,003
Liabilities:
Payables:
Investments purchased	534	363	207
Fund shares repurchased	140	44	56
Dividends and distributions	–	–	–
Advisory fees	6	5	3
Professional fees	18	17	18
Transfer agent fees and expenses	20	15	7
Non-interested Trustees' fees and expenses	2	2	2
Non-interested Trustees' deferred compensation fees	3	2	1
Accrued expenses	5	5	5
Total Liabilities	728	453	299
Net Assets	$176,461	$123,007	$68,704
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$144,931	$105,532	$62,502
Undistributed net investment income/(loss)*	1,036	1,507	1,081
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	5,048	2,712	874
Unrealized appreciation/(depreciation) of investments, foreign currency translations, and non-interested Trustees' deferred compensation	25,446	13,256	4,247
Total Net Assets	$176,461	$123,007	$68,704
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,650	9,502	5,682
Net Asset Value Per Share	$13.95	$12.95	$12.09

*  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Smart Portfolios October 31, 2007 23

Statements of Operations

For the fiscal year ended October 31, 2007 (all numbers in thousands)	Janus Smart Portfolio - Growth	Janus Smart Portfolio - Moderate	Janus Smart Portfolio - Conservative
Investment Income:
Dividends from affiliates	$1,952	$2,138	$1,334
Total Investment Income	1,952	2,138	1,334
Expenses:
Advisory fees	62	44	21
Transfer agent fees and expenses	171	105	50
Postage and mailing expenses	11	5	10
Professional fees	30	30	30
Non-interested Trustees' fees and expenses	7	7	5
Printing expenses	50	36	25
Legal expenses	8	8	8
Other expenses	5	2	1
Total Expenses	344	237	150
Expense and Fee Offset	(9)	(5)	(2)
Net Expenses	335	232	148
Less: Excess Expense Reimbursement	(36)	(58)	(78)
Net Expenses after Expense Reimbursement	299	174	70
Net Investment Income/(Loss)	1,653	1,964	1,264
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	5,104	2,742	879
Change in net unrealized appreciation/(depreciation) of investments and non-interested Trustees' deferred compensation	22,020	11,179	3,570
Payment from affiliate (Note 2)	–	–	1
Net Gain/(Loss) on Investments	27,124	13,921	4,450
Net Increase/(Decrease) in Net Assets Resulting from Operations	$28,777	$15,885	$5,714

See Notes to Financial Statements.
24 Janus Smart Portfolios October 31, 2007

Statements of Changes in Net Assets

For the fiscal year and period ended October 31	Janus Smart Portfolio - Growth		Janus Smart Portfolio - Moderate		Janus Smart Portfolio - Conservative
(all numbers in thousands)	2007	2006(1)	2007	2006(1)	2007	2006(1)
Operations:
Net investment income/(loss)	$1,653	$279	$1,964	$415	$1,264	$233
Net realized gain/(loss) from investment transactions	5,104	237	2,742	51	879	41
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees' deferred compensation	22,020	3,426	11,179	2,078	3,570	677
Payment from affiliate	–	–	–	–	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	28,777	3,942	15,885	2,544	5,714	951
Dividends and Distributions to Shareholders:
Net investment income *	(896)	–	(872)	–	(416)	–
Net realized gain/(loss) from investment transactions*	(293)	–	(82)	–	(46)	–
Net (Decrease) from Dividends and Distributions	(1,189)	–	(954)	–	(462)	–
Capital Share Transactions:
Shares sold	117,647	71,396	76,960	55,258	62,011	22,867
Reinvested dividends and distributions	1,183	–	940	–	459	–
Shares repurchased	(36,751)	(8,544)	(21,090)	(6,536)	(18,507)	(4,329)
Net Increase/(Decrease) from Capital Share Transactions	82,079	62,852	56,810	48,722	43,963	18,538
Net Increase/(Decrease) in Net Assets	109,667	66,794	71,741	51,266	49,215	19,489
Net Assets:
Beginning of period	66,794	–	51,266	–	19,489	–
End of period	$176,461	$66,794	$123,007	$51,266	$68,704	$19,489
Undistributed net investment income/(loss)*	$1,036	$279	$1,507	$415	$1,081	$233

*  See Note 4 in Notes to Financial Statements.

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

See Notes to Financial Statements.
Janus Smart Portfolios October 31, 2007 25

Financial Highlights

For a share outstanding during	Janus Smart Portfolio - Growth
the fiscal year or period ended October 31	2007		2006(1)
Net Asset Value, Beginning of Period	$11.34		$10.00
Income from Investment Operations:
Net investment income/(loss)	.16		.05
Net gains/(losses) on securities (both realized and unrealized)	2.62		1.29
Total from Investment Operations	2.78		1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.13)		–
Distributions (from capital gains)*	(.04)		–
Payment from Affiliate	–	(2)	–
Total Distributions and Other	(.17)		–
Net Asset Value, End of Period	$13.95		$11.34
Total Return**	24.81	%(3)	13.40%
Net Assets, End of Period (in thousands)	$176,461		$66,794
Average Net Assets for the Period (in thousands)	$124,708		$34,131
Ratio of Gross Expenses to Average Net Assets***(4)	0.25	%(5)	0.25	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.24%		0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.32%		0.98%
Portfolio Turnover Rates***	19%		28%
For a share outstanding during	Janus Smart Portfolio - Moderate
the fiscal year or period ended October 31	2007		2006(1)
Net Asset Value, Beginning of Period	$11.04		$10.00
Income from Investment Operations:
Net investment income/(loss)	.23		.09
Net gains/(losses) on securities (both realized and unrealized)	1.86		.95
Total from Investment Operations	2.09		1.04
Less Distributions and Other:
Dividends (from net investment income)*	(.16)		–
Distributions (from capital gains)*	(.02)		–
Payment from affiliate	–		–	(2)
Total Distributions and Other	(.18)		–
Net Asset Value, End of Period	$12.95		$11.04
Total Return**	19.16%		10.40	%(3)
Net Assets, End of Period (in thousands)	$123,007		$51,266
Average Net Assets for the Period (in thousands)	$87,462		$25,078
Ratio of Gross Expenses to Average Net Assets***(4)	0.21	%(6)	0.21	%(6)
Ratio of Net Expenses to Average Net Assets***(4)	0.20%		0.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.24%		1.97%
Portfolio Turnover Rates***	15%		16%

  *  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the fiscal period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The ratio was 0.28% in 2007 and 0.39% in 2006 before waiver of certain fees incurred by the Portfolio.

(6)  The ratio was 0.27% in 2007 and 0.42% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.
26 Janus Smart Portfolios October 31, 2007

For a share outstanding during	Janus Smart Portfolio - Conservative
the fiscal year or period ended October 31	2007		2006(1)
Net Asset Value, Beginning of Period	$10.82		$10.00
Income from Investment Operations:
Net investment income/(loss)	.26		.13
Net gains/(losses) on securities (both realized and unrealized)	1.23		.69
Total from Investment Operations	1.49		.82
Less Distributions and Other:
Dividends (from net investment income)*	(.20)		–
Distributions (from capital gains)*	(.02)		–
Payment from affiliate	–	(2)	–
Total Distributions and Other	(.22)		–
Net Asset Value, End of Period	$12.09		$10.82
Total Return**	13.98	%(3)	8.20%
Net Assets, End of Period (in thousands)	$68,704		$19,489
Average Net Assets for the Period (in thousands)	$41,512		$9,992
Ratio of Gross Expenses to Average Net Assets***(4)	0.18	%(5)	0.18	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.17%		0.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.04%		2.78%
Portfolio Turnover Rates***	16%		20%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The ratio was 0.36% in 2007 and 0.69% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.
Janus Smart Portfolios October 31, 2007 27

Notes to Schedules of Investments

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Lehman Brothers Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	An index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Lehman Brothers Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Mixed-Asset Target Allocation Conservative Funds	The Lipper Mixed-Asset Target Allocation Conservative Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Conservative Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Moderate Funds	The Lipper Mixed-Asset Target Allocation Moderate Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Moderate Funds for the respective time periods.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Lehman Brothers Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%).

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	Is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

  *  Non-income producing security

28 Janus Smart Portfolios October 31, 2007

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, (collectively the "Portfolios" and individually a "Portfolio") are series Portfolios. The Portfolios each operate as a "fund of funds," meaning substantially all of the Portfolios' assets will be invested in other Janus mutual funds (the "underlying funds"). Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolios are part of Janus Investment Fund (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has thirty funds. Each Portfolio in this report is classified as diversified as defined in the 1940 Act. The Portfolios are no-load investments.

Underlying Funds

Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Portfolio has a target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Smart Portfolio - Growth; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Smart Portfolio - Moderate; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Smart Portfolio - Conservative. A brief description of each of the underlying funds that the Portfolios may invest in are as follows.

INVESTMENTS IN EQUITY SECURITIES

JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index.

JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity

Janus Smart Portfolios October 31, 2007 29

Notes to Financial Statements (continued)

securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (a) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (b) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS FUNDAMENTAL EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (a) domestic and foreign common stocks; (b) preferred stocks; (c) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (d) other securities with equity characteristics. The fund may invest in companies of any size.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the fund's income component may consist of structured securities such as equity-linked structured notes.

INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks from the universe of the fund's benchmark, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

JANUS MID CAP VALUE FUND - INVESTOR SHARES seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in

30 Janus Smart Portfolios October 31, 2007

the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly.

JANUS ADVISER SMALL COMPANY VALUE FUND - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS ADVISER INTERNATIONAL EQUITY FUND - CLASS I seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets. Within the parameters of its specific investment policies, the fund may invest without limit in foreign equity and debt securities.

INVESTMENTS IN FIXED-INCOME SECURITIES

JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary investment objectives. The fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

Janus Smart Portfolios October 31, 2007 31

Notes to Financial Statements (continued)

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

INVESTMENTS IN CASH EQUIVALENTS

JANUS MONEY MARKET FUND - INVESTOR SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

CASH EQUIVALENTS include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

The following accounting policies have been consistently followed by the Portfolios and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

A Portfolio's net asset value ("NAV") is calculated based upon the NAV of each underlying fund in which the Portfolio invests on the day of valuation. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds that are traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds' Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the underlying money market fund are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The underlying funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income and capital gain distributions, if any, from the underlying funds are recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is

32 Janus Smart Portfolios October 31, 2007

recorded on the accrual basis and includes amortization of premiums and accretion of discounts.

Expenses

Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds or Portfolios in the Trust. Additionally, each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds.

Securities Lending

Under procedures adopted by the Trustees, the underlying funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The underlying funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

State Street Bank and Trust Company served as the underlying fund's lending agent for the period November 1, 2006 through May 24, 2007. Effective May 25, 2007, Dresdner Bank AG became the lending agent for the underlying funds.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities of the underlying funds that are denominated in U.S. dollars and 105% of the market value of the loaned securities of the underlying funds that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the underlying funds may be party to an interfund lending agreement between the underlying funds and other Janus Capital sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions

The underlying funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. Gains or losses arise from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract.

Forward currency contracts held by the underlying funds are fully collateralized by other securities. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Mortgage Dollar Rolls

The underlying Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the underlying fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The underlying fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying fund.

The underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government

Janus Smart Portfolios October 31, 2007 33

Notes to Financial Statements (continued)

securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying fund is required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis

The underlying Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the underlying fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying fund, normally 15 to 45 days later. Beginning on the date the underlying fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Bank Loans

The underlying Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR").

The underlying fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying fund utilizes an independent third party to value individual bank loans on a daily basis.

Futures Contracts

The underlying funds, except Janus Money Market Fund, may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable. When a contract is closed, a realized gain or loss is recorded by the underlying funds equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities of the underlying funds are segregated as collateral for market value on futures contracts. Such collateral is in the possession of the underlying funds' custodian.

Options Contracts

The underlying funds, except the Janus Money Market Fund, may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The funds, except INTECH Risk-Managed Stock Fund and the Janus Money Market Fund, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the

34 Janus Smart Portfolios October 31, 2007

underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid by the underlying funds. Securities are segregated to cover outstanding written options.

The underlying funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The risk in writing a call option is that the underlying funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the underlying funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the underlying funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Short Sales

The underlying funds, with the exception of INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Growth Fund and Janus Adviser INTECH Risk-Managed Value Fund, may engage in "short sales against the box." Short sales against the box involve selling either a security that the underlying funds own, or a security equivalent in kind and amount to the security sold short that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Money Market Fund – Investor Shares, may also engage in "naked" short sales. Naked short sales involve an underlying fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the underlying fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of an underlying fund's naked short sale positions will not exceed 10% of its assets. Although the potential for gain is limited to the difference between the price at which the underlying fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that an underlying fund may recognize upon termination of a short sale.

Foreign Currency Translations

The underlying funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated

Janus Smart Portfolios October 31, 2007 35

Notes to Financial Statements (continued)

in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds' custodian sufficient to cover the purchase price.

Equity-Linked Structured Notes

The underlying funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

Certain underlying funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. The underlying funds may not experience similar performance as their assets grow.

Additional Investment Risk

Certain underlying funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities my be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of an underlying fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends and net realized capital gains (if any) are generally declared and distributed annually. The majority of dividends and net realized capital gains distributions from a Portfolio may be automatically reinvested into additional shares of that Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the adoption of the Interpretation to the Portfolios and has

36 Janus Smart Portfolios October 31, 2007

determined there is no significant impact on the Portfolios' financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, the Portfolios will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.05%.

Janus Capital has agreed until at least March 1, 2008 to reimburse the Portfolios by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Portfolios by Janus Capital are disclosed as "Excess Expense Reimbursement" on the Statement of Operations.

Portfolio	Expense Limit Fee %
Janus Smart Portfolio - Growth	0.24
Janus Smart Portfolio - Moderate	0.20
Janus Smart Portfolio - Conservative	0.17

Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Portfolios for a three-year period commencing with the operations of the Portfolios, provided that at no time during such period shall the normal operating expenses allocated to any of the Portfolios, with the exceptions noted above, exceed the percentages stated. This recoup of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the fiscal year ended October 31, 2007, total reimbursement by Janus Capital and the recoupment that may be potentially made to Janus Capital are indicated in the table below:

Portfolio	Reimbursement	Total Recoupment
Janus Smart Portfolio - Growth	$35,501	$75,877
Janus Smart Portfolio - Moderate	57,668	102,571
Janus Smart Portfolio - Conservative	77,676	120,711

The Portfolios' expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. The Portfolios could have employed the assets used by the transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolios' and the underlying funds' transfer agent. For transfer agency and other services, Janus Services receives a fee at an annual rate of 0.05% of the Portfolio's total net assets. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (''Wilshire''), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolios. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. The fluctuation of the account balance is recorded by the Portfolios as unrealized appreciation/(depreciation) and is shown as of

Janus Smart Portfolios October 31, 2007 37

Notes to Financial Statements (continued)

October 31, 2007 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2007 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2007.

During the fiscal year ended October 31, 2007, Janus Services reimbursed the following Portfolios as a result of dilutions caused by incorrectly processed shareholder activity.

Portfolio
Janus Smart Portfolio - Growth	$121
Janus Smart Portfolio - Conservative	716

During the period ended October 31, 2006, Janus Services reimbursed Janus Smart Portfolio - Moderate $222 as a result of dilutions caused by incorrectly processed shareholder activity.

Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer. Effective January 1, 2006, the Portfolios began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Portfolios. Total compensation of $84,721 was paid by the Trust during the fiscal year ended October 31, 2007. The Portfolios' portion is reported as part of "Other Expenses" on the Statement of Operations.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Smart Portfolio - Growth	$106,493,351	$23,913,742	$–	$–
Janus Smart Portfolio - Moderate	70,857,219	13,020,106	–	–
Janus Smart Portfolio - Conservative	51,340,966	6,461,922	–	–

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations; (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Smart Portfolio - Growth	$2,368,723	$3,905,749	$–	$(983)	$25,255,495
Janus Smart Portfolio - Moderate	2,157,673	2,160,377	–	(686)	13,157,250
Janus Smart Portfolio - Conservative	1,452,755	553,760	–	(329)	4,196,009

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2007 are noted below.

The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Smart Portfolio - Growth	$151,243,217	$25,402,582	$(147,087)
Janus Smart Portfolio - Moderate	109,884,315	13,259,417	(102,167)
Janus Smart Portfolio - Conservative	64,538,381	4,282,741	(86,732)

38 Janus Smart Portfolios October 31, 2007

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2007	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Smart Portfolio - Growth	$1,188,825	$–	$–	$–
Janus Smart Portfolio - Moderate	953,460	–	–	–
Janus Smart Portfolio - Conservative	462,408	–	–	–

For the fiscal year ended October 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Smart Portfolio - Growth	$–	$–	$–	$–
Janus Smart Portfolio - Moderate	–	–	–	–
Janus Smart Portfolio - Conservative	–	–	–	–

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year or period ended October 31	Janus Smart Portfolio - Growth		Janus Smart Portfolio - Moderate		Janus Smart Portfolio - Conservative
(all numbers are in thousands)	2007	2006(1)	2007	2006(1)	2007	2006(1)
Transactions in Portfolio Shares
Shares sold	9,614	6,692	6,564	5,267	5,460	2,219
Reinvested dividends and distributions	101	–	83	–	42	–
Shares repurchased	(2,954)	(803)	(1,788)	(624)	(1,621)	(418)
Net Increase/(Decrease) in Portfolio Shares	6,761	5,889	4,859	4,643	3,881	1,801
Shares Outstanding, Beginning of Period	5,889	–	4,643	–	1,801	–
Shares Outstanding, End of Period	12,650	5,889	9,502	4,643	5,682	1,801

(1) Period from December 30, 2005 (inception date) through October 31, 2006.

6. AFFILIATED FUND OF FUNDS TRANSACTIONS

The Portfolios invest in certain mutual funds within the Janus family of funds. While each Portfolio can invest in any or all of the underlying funds, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. All of the realized gain/(loss) recognized by the Portfolios is derived from affiliates. A Portfolio's investment in any of the underlying funds may exceed 25% of such Portfolio's total assets. In such instances, the financial statements for the underlying fund may be obtained on the underlying fund's website at www.janus.com. During the fiscal year ended October 31, 2007, the Portfolios recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/07
Janus Smart Portfolio - Growth
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	869,376	$12,589,975	(24,250)	$(358,411)	$(9,254)	$51,130	$24,047,451
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	1,039,445	12,421,494	(29,413)	(371,292)	(22,135)	175,606	22,326,379
Janus Adviser International Equity Fund - Class I Shares	1,250,680	14,818,104	(19,967)	(237,433)	(12,975)	–	16,343,871
Janus Flexible Bond Fund	2,089,228	19,622,238	(245,721)	(2,324,262)	(12,451)	929,075	28,469,937
Janus Growth and Income Fund	207,994	8,201,229	(70,716)	(2,684,442)	283,350	179,254	13,743,541
Janus High-Yield Fund	312,761	3,062,162	(7,932)	(79,107)	(4,287)	334,053	4,841,468
Janus Orion Fund	401,708	4,259,737	(44,981)	(427,365)	82,363	9,250	9,689,006
Janus Overseas Fund	365,586	17,628,728	(310,384)	(11,603,671)	4,718,733	231,983	27,021,087
Janus Research Fund(1)	258,922	7,051,841	(6,972)	(194,554)	4,964	4,109	14,281,958
Janus Twenty Fund	118,241	6,837,843	(9,905)	(529,354)	75,546	37,064	15,734,014
		$106,493,351		$(18,809,891)	$5,103,854	$1,951,524	$176,498,712

(1) Formerly named Janus Mercury Fund.

Janus Smart Portfolios October 31, 2007 39

Notes to Financial Statements (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/07
Janus Smart Portfolio - Moderate
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	438,693	$6,359,757	(16,592)	$(237,917)	$3,295	$32,030	$13,400,140
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	489,646	5,852,486	(30,362)	(336,981)	36,243	100,007	11,320,495
Janus Adviser International Equity Fund - Class I Shares	591,383	7,010,640	(9,729)	(116,046)	(6,444)	–	7,724,375
Janus Flexible Bond Fund	2,506,813	23,540,395	(64,748)	(615,011)	(12,199)	1,341,102	39,193,685
Janus Growth and Income Fund	152,832	6,072,396	(52,967)	(2,026,002)	196,386	140,458	10,957,456
Janus High-Yield Fund	208,936	2,041,535	(5,780)	(57,016)	(2,215)	193,128	3,436,050
Janus Orion Fund	161,027	1,730,032	(23,949)	(220,809)	50,068	4,288	4,114,380
Janus Overseas Fund	178,724	8,724,323	(154,234)	(5,680,279)	2,430,020	132,477	15,029,089
Janus Research Fund(1)	154,865	4,352,797	(3,826)	(105,898)	3,705	1,814	7,590,236
Janus Short-Term Bond Fund	991,304	2,857,547	(222,801)	(639,949)	1,513	178,702	4,707,247
Janus Twenty Fund	39,556	2,315,311	(4,648)	(241,712)	42,114	14,319	5,568,412
		$70,857,219		$(10,277,620)	$2,742,486	$2,138,325	$123,041,565

(1) Formerly named Janus Mercury Fund.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/07
Janus Smart Portfolio - Conservative
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	249,803	$3,643,623	(19,477)	$(270,994)	$18,786	$8,938	$5,556,757
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	304,812	3,665,346	(27,311)	(298,851)	39,741	30,661	5,183,254
Janus Adviser International Equity Fund - Class I Shares	170,718	2,025,817	(5,174)	(61,794)	(2,523)	–	2,198,430
Janus Contrarian Fund	102,941	1,922,513	(17,746)	(300,988)	51,013	18,530	2,785,720
Janus Flexible Bond Fund	2,785,314	26,160,201	(108,257)	(1,028,007)	(20,395)	974,035	34,439,903
Janus Growth and Income Fund	57,347	2,307,400	(4,907)	(191,375)	13,023	36,059	3,466,251
Janus High-Yield Fund	151,238	1,473,336	(6,204)	(61,027)	(1,755)	93,010	1,962,365
Janus Orion Fund	124,364	1,364,666	(17,442)	(161,845)	36,416	1,659	2,324,013
Janus Overseas Fund	70,669	3,521,017	(40,895)	(1,529,369)	622,143	27,140	4,642,197
Janus Research Fund(1)	49,099	1,363,533	(6,765)	(166,517)	29,810	527	2,155,846
Janus Short-Term Bond Fund	1,350,067	3,893,514	(557,364)	(1,598,158)	6,739	143,617	4,019,654
		$51,340,966		$(5,668,925)	$792,998	$1,334,176	$68,734,390

(1) Formerly named Janus Mercury Fund.

PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in

40 Janus Smart Portfolios October 31, 2007

certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter is scheduled to commence in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. In addition to a recently filed Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Smart Portfolios October 31, 2007 41

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative (three of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 14, 2007

42 Janus Smart Portfolios October 31, 2007

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Portfolios' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Portfolio's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Janus Smart Portfolios October 31, 2007 43

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Portfolio's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Portfolio's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2006. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the types of securities held in each Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolios.

The next section reports the expenses incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports, prospectuses and other expenses. Expense offsets and expense reimbursements (if any) are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

44 Janus Smart Portfolios October 31, 2007

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Portfolio's net assets.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawals via redemptions. The Portfolios' net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolios.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect a Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the average shareholder account size and the frequency of dividend payments.

The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by changes in the target allocation. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Smart Portfolios October 31, 2007 45

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2007:

Dividends Received Deduction Percentage

Portfolio
Janus Smart Portfolio - Growth	15%
Janus Smart Portfolio - Moderate	10%
Janus Smart Portfolio - Conservative	8%

Qualified Dividend Income Percentage

Portfolio
Janus Smart Portfolio - Growth	22%
Janus Smart Portfolio - Moderate	16%
Janus Smart Portfolio - Conservative	11%

46 Janus Smart Portfolios October 31, 2007

Trustees and Officers (unaudited)

The Portfolios' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 73 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Address, and Age	Positions Held with Portfolios	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	73	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc., and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	73		Trustee and Chairman of RS Investment Trust (since 2001), and Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation), and Vice President of Asian Cultural Council	73		Director of F.B. Heron Foundation (a private grant making foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	73		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

Janus Smart Portfolios October 31, 2007 47

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Address, and Age	Positions Held with Portfolios	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004) and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	73	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	73	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	73	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	73	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, Economic Club of Chicago, and InnerWorkings (U.S. provider of print procurement solutions).

48 Janus Smart Portfolios October 31, 2007

Officers

Name, Address, and Age	Positions Held with Portfolios	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Daniel Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Smart Portfolio-Conservative, Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate	12/05-Present	Senior Vice President of Janus Capital. Formerly, Vice President and Director of Risk and Trading for Janus Capital (2006); and Senior Quantitative Analyst and Portfolio Manager (2001-2005) for MFS Investment Management.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006), and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Andrew J. Iseman 151 Detroit Street Denver, CO 80206 DOB: 1964	President and Chief Executive Officer	3/07-Present	Chief Operating Officer and Senior Vice President of Janus Capital Group, Inc. and Janus Capital; President of Janus Services LLC; and Director of Capital Group Partners, Inc. Formerly, Senior Vice President of Enhanced Investment Technologies, LLC (2005-2007); Vice President of Janus Capital (2003-2005) and Janus Services LLC (2003-2004); and Chief Operating Officer (2000-2002) and Vice President (1999-2002) of Berger Financial Group LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Smart Portfolios October 31, 2007 49

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/07)

C-1207-050  111-02-106 12-07

Item 2 – Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 – Audit Committee Financial Expert

Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services

The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
October 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund

2007	$762,863	$0	$131,540	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

2006	$773,854	$7,725	$147,157	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to initial fund registration and proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
October 31	Service Providers	Service Providers	Providers

2007	$109,141	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

2006	$123,160	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination.

Non-Audit Services

The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
October 31	(A)	(B)	(C)	and (C)1

2007	$0	$0	$0	$0

2006	$0	$0	$0	$0

1.               The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies

The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5	–	Audit Committee of Listed Registrants

Not applicable.

Item 6	–	Schedule of Investments

Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11	–	Controls and Procedures

(a)                                  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies

(b)

A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: December 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: December 26, 2007

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: December 26, 2007